                                United States
                      Securities and Exchange Commission
                            Washington, D.C. 20549

                                  Form N-CSR
  Certified Shareholder Report of Registered Management Investment Companies

                                   811-6165

                     (Investment Company Act File Number)

                 Federated Municipal Securities Income Trust
       ---------------------------------------------------------------

              (Exact Name of Registrant as Specified in Charter)

                          Federated Investors Funds
                             5800 Corporate Drive
                     Pittsburgh, Pennsylvania 15237-7000

                                (412) 288-1900
                       (Registrant's Telephone Number)

                          John W. McGonigle, Esquire
                          Federated Investors Tower
                             1001 Liberty Avenue
                     Pittsburgh, Pennsylvania 15222-3779
                   (Name and Address of Agent for Service)
              (Notices should be sent to the Agent for Service)

                       Date of Fiscal Year End: 8/31/05

             Date of Reporting Period: Fiscal year ended 8/31/05

Item 1.     Reports to Stockholders

Federated
World-Class Investment Manager

Federated California Municipal Income Fund

A Portfolio of Federated Municipal Securities Income Trust

ANNUAL SHAREHOLDER REPORT

August 31, 2005

Class A Shares
Class B Shares

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLES
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
BOARD OF TRUSTEES AND TRUST OFFICERS
BOARD REVIEW OF ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Not FDIC Insured * May Lose Value * No Bank Guarantee

Federated Investors 50 Years of Growth & Innovation

Financial Highlights - Class A Shares

(For a Share Outstanding Throughout Each Period)

Year Ended August 31	2005	2004	2003	2002		2001
Net Asset Value, Beginning of Period	$10.94	$10.70	$11.00	$11.08		$10.65
Income From Investment Operations:
Net investment income	0.52	0.52	0.52	0.52	[1]	0.53
Net realized and unrealized gain (loss) on investments, futures contracts and swap contracts	0.16	0.24	(0.30)	(0.08	) [1]	0.43
TOTAL FROM INVESTMENT OPERATIONS	0.68	0.76	0.22	0.44		0.96
Less Distributions:
Distributions from net investment income	(0.52)	(0.52)	(0.52)	(0.52)		(0.53)
Net Asset Value, End of Period	$11.10	$10.94	$10.70	$11.00		$11.08
Total Return [2]	6.32%	7.26%	1.98%	4.16%		9.27%

Ratios to Average Net Assets:
Net expenses	0.50%	0.50%	0.50%	0.50%		0.50%
Net investment income	4.68%	4.81%	4.72%	4.81	% [1]	4.91%
Expense waiver/reimbursement [3]	0.90%	0.85%	0.80%	0.85%		0.91%
Supplemental Data:
Net assets, end of period (000 omitted)	$44,159	$34,269	$36,607	$39,872		$30,079
Portfolio turnover	18%	13%	24%	21%		30%

1 Effective September 1, 2001, the Fund adopted the provisions of the American Institute of Certified Public Accountants (AICPA) Audit and Accounting Guide for Investment Companies and began accreting discount on debt securities. For the year ended August 31, 2002, this change had no effect on the net investment income per share, net realized and unrealized gain (loss) on investments per share, or the ratio of net investment income to average net assets. Per share, ratios and supplemental data for the periods prior to September 1, 2001 have not been restated to reflect this change in presentation.

2 Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

3 This voluntary expense decrease is reflected in both the net expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights - Class B Shares

(For a Share Outstanding Throughout Each Period)

Year Ended August 31	2005	2004	2003	2002		2001
Net Asset Value, Beginning of Period	$10.94	$10.70	$11.00	$11.08		$10.65
Income From Investment Operations:
Net investment income	0.43	0.44	0.44	0.44	[1]	0.45
Net realized and unrealized gain (loss) on investments, futures contracts and swap contracts	0.16	0.24	(0.30)	(0.08	) [1]	0.43
TOTAL FROM INVESTMENT OPERATIONS	0.59	0.68	0.14	0.36		0.88
Less Distributions:
Distributions from net investment income	(0.43)	(0.44)	(0.44)	(0.44)		(0.45)
Net Asset Value, End of Period	$11.10	$10.94	$10.70	$11.00		$11.08
Total Return [2]	5.52%	6.46%	1.22%	3.39%		8.46%

Ratios to Average Net Assets:
Net expenses	1.25%	1.25%	1.25%	1.25%		1.25%
Net investment income	3.93%	4.06%	3.97%	4.05	% [1]	4.16%
Expense waiver/reimbursement [3]	0.65%	0.60%	0.55%	0.60%		0.66%
Supplemental Data:
Net assets, end of period (000 omitted)	$37,464	$43,773	$50,921	$49,363		$43,675
Portfolio turnover	18%	13%	24%	21%		30%

1 Effective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount on debt securities. For the year ended August 31, 2002, this change had no effect on the net investment income per share, net realized and unrealized gain (loss) on investments per share, or the ratio of net investment income to average net assets. Per share, ratios and supplemental data for the periods prior to September 1, 2001 have not been restated to reflect this change in presentation.

2 Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

3 This voluntary expense decrease is reflected in both the net expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees; to the extent applicable, distribution (12b-1) fees and/or shareholder services fees; and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2005 to August 31, 2005.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value 3/1/2005	Ending Account Value 8/31/2005	Expenses Paid During Period [1]
Actual:
Class A Shares	$1,000	$1,032.60	$2.56
Class B Shares	$1,000	$1,028.70	$6.39
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,022.68	$2.55
Class B Shares	$1,000	$1,018.90	$6.36

1 Expenses are equal to the Fund's annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The annualized expense ratios are as follows:

Class A Shares	0.50%
Class B Shares	1.25%

Management's Discussion of Fund Performance

The fund's total return, based on net asset value, for the 12-month reporting period was 6.32% for Class A Shares and 5.52% for Class B Shares. The total return of the Lehman Brothers Municipal Bond Index (LBMB), 1 the fund's benchmark index during the 12-month reporting period, was 5.31% for the 12-month reporting period. The fund's total return reflected actual cash flows, transaction costs and other expenses which were not reflected in the total return of the LBMB.

The fund's investment strategy focused on: (a) the effective duration of the portfolio (which indicates the portfolio's sensitivity to changes in interest rates); (b) the selection of securities with different maturities (expressed by a yield curve showing the relative yield of similar securities with different maturities); (c) the allocation of the portfolio among securities of similar issuers (referred to as sectors); and (d) the credit quality of portfolio securities. 2 These were the most significant factors affecting the fund's performance relative to the LBMB.

The following discussion will focus on the performance of the fund's Class A Shares. The 6.32% total return of the Class A Shares for the reporting period consisted of 4.86% of tax-exempt dividends and 1.46% of price appreciation in the net asset value of the shares. 3

1 The LBMB is the broad-based securities market index for the fund. The LBMB is a broad market performance benchmark for the tax-exempt bond market. To be included in the LBMB, bonds must have a minimum credit rating of Baa, have an outstanding par value of at least $3 million and be issued as part of a transaction of at least $50 million. The LBMB includes both zero coupon bonds and bonds subject to the federal alternative minimum tax. Effective September 1, 2005, the fund elected to change its benchmark index from the LBMB to the Lehman Brothers California Municipal Bond Index (LBCAMB). The LBCAMB is more representative of the securities typically held by the Fund. The LBCAMB is a broad-based market performance benchmark. The total return of the LBCAMB was 6.24% for the 12-month reporting period. To be included in the LBCAMB, bonds must have a minimum credit rating of Baa3, have been issued as part of a deal of at least $75 million, have an amount outstanding of at least $7 million, have a maturity of one year or greater and have been issued after December 31, 1990. Indexes are unmanaged, and it is not possible to invest directly in an index.

2 Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause a decline in their prices.

3 Income may be subject to the federal alternative minimum tax.

MARKET OVERVIEW

The reporting period was characterized by a flattening yield curve, tightening credit spreads and a large supply of new tax-exempt municipal bonds.

During the reporting period, the Federal Reserve Board (the "Fed") continued tightening interest rates, raising the Federal Funds Target Rate from 1.50% in August, 2004 to 3.50% in August, 2005. Consequently, interest rates throughout the short end of the yield curve rose as well. According to Municipal Market Data (MMD), yields on AAA-rated general obligation tax-exempt municipal bonds rose by 133 basis points for 1 year-maturity bonds, and tapered to a 4 basis point increase for 9-year maturity bonds.

During the reporting period, long-term interest rates fell by as much as 53 basis points according to MMD. A variety of factors appeared to come together to cause long-term interest rates to fall in the face of the Fed's tightening of interest rates. High oil prices and signs of a slowing economy appeared to dampen inflation fears. At the same time, continued international turmoil and excess foreign capital kept the demand high for U.S. Treasury securities. The net effect was that the yield spread between 1- and 30-year AAA-rated general obligation tax-exempt bonds fell from 322 basis points to 141 basis points, and the tax-exempt municipal yield curve flattened, during the reporting period (that is, while securities provided higher incremental income or yield as maturities became longer, the amount of the increase in incremental income was less or flattened).

Credit spreads (the yield difference between AAA-rated tax-exempt municipal bonds and bonds of lower credit quality and similar maturity) tightened significantly during the reporting period. According to Lehman Brothers, Inc., the credit spread between their high yield municipal index, the Lehman Brothers Non-Investment Grade Municipal Bond Index, 4 and the LBMB tightened from 313 basis points to 222 basis points. 5

4 The Lehman Brothers Non-Investment Grade Municipal Bond Index (LBNIGMBI) is a broad market performance benchmark for the high-yield, tax-exempt bond market. To be included in the LBNIGMBI, bonds must be non-rated or be rated Ba1 or below, have been issued as part of a transaction of at least $20 million, have an outstanding part value of at least $3 million, and have a remaining maturity of at least 1 year.

5 Investment grade securities are securities that are rated at least "BBB" or unrated securities of a comparable quality. Non-investment grade (or high yield) securities are securities that are not rated at least "BBB" or unrated securities of a comparable quality. Credit ratings are an indication of the risk that a security will default. They do not protect a security from credit risk. Lower-rated bonds typically offer higher yields to help compensate investors for the increased risk associated with them. Among these risks are lower creditworthiness, greater price volatility, more risk to principal and income than with higher-rated securities and increased possibilities of default.

The 12-month reporting period also saw a large supply of new tax-exempt municipal bonds. During calendar year 2004, issuance of new tax-exempt municipal bonds was the second-highest ever. This followed the record new issuance of tax-exempt municipal bonds in 2003. Issuance from January 1, 2005 through July 31, 2005 appeared to keep pace with the previous two calendar years.

During the reporting period, the California tax-exempt municipal market was dominated by the same factors as the national market. The yield curve flattened, spreads tightened and supply remained high. According to The Bond Buyer, issuance of California tax-exempt municipal bonds in calendar year 2004 was the second-highest on record, and issuance for 2005 (through July 31, 2005) was on a pace to be the third-highest.

During the reporting period, California's credit profile continued to improve. In July, 2005, ratings on the state's general obligation bonds were upgraded by Moody's Investor's Service, a nationally recognized statistical rating organization (NRSRO) from A3 to A2 with a positive outlook, and Fitch Ratings, an NRSRO, from A- to A. Standard & Poor's, an NRSRO, rating remained at A. 6

DURATION 7 AND YIELD CURVE/MATURITY

As determined at the end of the reporting period, the fund's dollar-weighted average duration was 4.9 years. Duration management is a significant component of the fund's investment strategy. The fund's duration was maintained short of the duration of the LBMB during the reporting period. The fund's duration negatively impacted the fund's performance relative to the LBMB. The fund's use of Treasury futures contracts to adjust portfolio duration also negatively impacted the fund's performance. These negative impacts on the fund's performance resulted from the rally in longer-maturity bonds, which generally performed better than shorter-maturity bonds during the reporting period.

6 Credit ratings pertain only to the securities in the portfolio and do not protect fund shares against market risk.

7 Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities with shorter durations.

SECTOR

The fund's best performing sectors were lower-quality sectors, including tobacco, lifecare and special tax-exempt municipal bonds. These lower-quality sectors benefited from higher yields, improving credit quality and tightening credit spreads. Lagging sectors for the fund included insured, refunded and water and sewer tax-exempt municipal bonds, which were higher-quality sectors that did not perform as well as the lower quality sectors. Due to the fund's over-weight position in the better performing sectors, sector allocation positively impacted the fund's performance relative to the LBMB.

CREDIT QUALITY

The fund maintained an allocation to low investment grade (BBB-rated and unrated securities of comparable quality) tax-exempt municipal bonds and non-investment grade (securities rated below BBB or unrated securities of comparable quality) tax-exempt municipal bonds. This allocation benefited the fund's performance as tightening credit spreads caused them to outperform higher-quality, investment-grade, tax-exempt municipal bonds. The fund's performance also benefited from upgrades to California's general obligation bond rating by two of the three major ratings agencies (or NRSRO's) as the upgraded ratings caused appreciation in the price of these securities.

GROWTH OF A $10,000 INVESTMENT - CLASS A SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in Federated California Municipal Income Fund (Class A Shares) (the "Fund") from August 31, 1995 to August 31, 2005, compared to the Lehman Brothers California Municipal Bond Index (LBCAMB), 2,3 the Lehman Brothers Municipal Bond Index (LBMB) 2,3 and the Lipper California Municipal Debt Funds Average (LCAMDFA). 2

Average Annual Total Return [4] for the Period Ended 8/31/2005
1 Year	1.49%
5 Years	4.80%
10 Years	5.54%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum sales charge of 4.50%.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund's performance assumes the reinvestment of all dividends and distributions. The LBCAMB, LBMB and LCAMDFA have been adjusted to reflect reinvestment of dividends on securities in the indexes and the average. The indexes are unmanaged, and, unlike the Fund, are not affected by cashflows. It is not possible to invest directly in an index or average.

2 The LBCAMB is an unmanaged index that includes issues in the state of California, which have a minimum credit rating of Baa3, have been issued as part of a deal of at least $75 million, have an amount outstanding of at least $7 million, have a maturity of one year or greater and have been issued after December 31, 1990. The LBMB is an unmanaged index compromising bonds with a minimum credit rating of at least Baa. They must have an outstanding par value of at least $3 million and be issued as part of a transaction of at least $50 million. The index includes both zero coupons bonds and bonds subject to the federal alternative minimum tax. The LBCAMB and LBMB are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission ("SEC") requires to be reflected in the Fund's performance. The LCAMDFA represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling in the category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance.

3 The Fund's investment adviser has elected to change the Fund's benchmark index from the LBMB to the LBCAMB. The LBCAMB is more representative of the securities typically held by the Fund. The LBCAMB's date of inception was September 1, 1996.

4 Total return quoted reflects all applicable sales charges.

GROWTH OF A $10,000 INVESTMENT - CLASS B SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in Federated California Municipal Income Fund (Class B Shares) (the "Fund") from December 1, 1997 (start of performance) to August 31, 2005, compared to the Lehman Brothers California Municipal Bond Index (LBCAMB), 2,3 the Lehman Brothers Municipal Bond Index (LBMB) 2,3 and the Lipper California Municipal Debt Funds Average (LCAMDFA). 2

Average Annual Total Return [4] for the Period Ended 8/31/2005
1 Year	0.02%
5 Years	4.65%
Start of Performance (12/1/1997)	4.43%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum contingent deferred sales charge of 5.50% as applicable.

1 Represents a hypothetical investment of $10,000 in the Fund. The maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The LBCAMB, LBMB and LCAMDFA have been adjusted to reflect reinvestment of dividends on securities in the indexes and the average. The indexes and average are unmanaged, and, unlike the Fund, are not affected by cashflows. It is not possible to invest directly in an index or average.

2 The LBCAMB is an unmanaged index that includes issues in the state of California, which have a minimum credit rating of Baa3, have been issued as part of a deal of at least $75 million, have an amount outstanding of at least $7 million, have a maturity of one year or greater and have been issued after December 31, 1990. The LBMB is an unmanaged index compromising bonds with a minimum credit rating of at least Baa. They must have an outstanding par value of at least $3 million and be issued as part of a transaction of at least $50 million. The index includes both zero coupons bonds and bonds subject to the federal alternative minimum tax. The LBCAMB and LBMB are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission ("SEC") requires to be reflected in the Fund's performance. The LCAMDFA represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling in the category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance.

3 The Fund's investment adviser has elected to change the Fund's benchmark index from the LBMB to the LBCAMB. The LBCAMB is more representative of the securities typically held by the Fund. The LBCAMB's date of inception was September 1, 1996.

4 Total return quoted reflects all applicable contingent deferred sales charges.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance, visit FederatedInvestors.com or call 1-800-341-7400.

Portfolio of Investments Summary Tables

At August 31, 2005, the Fund's credit-quality ratings composition 1 was as follows:

S&P Long-Term Ratings as Percentage of Total Investments [2]		Moody's Long-Term Ratings as Percentage of Total Investments [2]
AAA	34.5%	Aaa	34.7%
AA	3.7%	Aa	2.4%
A	20.9%	A	20.5%
BBB	15.5%	Baa	7.2%
BB	0.9%	Ba	0.0%
B	0.0%	Caa1	0.9%
Not Rated by S&P	24.5%	Not Rated by Moody's	34.3%
TOTAL	100.0%	TOTAL	100.0%

1 These tables depict the long-term, credit-quality ratings assigned to the Fund's portfolio holdings by Standard & Poor's (S&P) and Moody's Investors Service (Moody's), each of which is a nationally recognized statistical rating organization (NRSRO). These credit-quality ratings are shown without regard to gradations within a given rating category. For example, securities rated "A-" have been included in the "A" rated category. Rated securities that have been prerefunded, but not rated again by the NRSRO, also have been included in the "Not rated by..." category.

Rated securities include a security with an obligor and/or credit enhancer that has received a rating from an NRSRO with respect to a class of debt obligations that is comparable in priority and security with the security held by the Fund. Credit-quality ratings are an assessment of the risk that a security will default in payment and do not address other risks presented by the security. Please see the descriptions of credit-quality ratings in the Fund's Statement of Additional Information.

Holdings that are rated only by a different NRSRO than the one identified have been included in the "Not rated by..." category. Of the portfolio's total investments, 11.8% do not have long-term ratings by either of these NRSROs.

2 Percentages are based on total investments, which may differ from the Fund's total net assets used in computing the percentages in the Portfolio of Investments which follows.

Portfolio of Investments

August 31, 2005

Principal Amount			Credit Rating	[1]	Value
		MUNICIPAL BONDS--99.0%
		California--96.6%
$500,000		ABAG Finance Authority for Non-Profit Corporations, Revenue Bonds, 6.125% (Southern California Presbyterian Homes)/(Original Issue Yield: 6.25%), 11/15/2032	BBB+/NR		$546,340
500,000		Anaheim, CA Public Financing Authority, Lease Revenue Bonds (Series 1997C), 6.00% (Anaheim Public Improvements Project)/(FSA INS), 9/1/2016	AAA/Aaa		595,960
500,000		Bell Community Redevelopment Agency, CA, Refunding Tax Allocation Revenue Bonds, 5.50% (Radian Asset Assurance INS), 10/1/2023	AA/NR		544,145
605,000		Blythe, CA Financing Authority, Sewer Revenue Bonds (Series 1998), 5.75%, 4/1/2028	NR		620,488
500,000		California Educational Facilities Authority, Revenue Bonds (Series 2000A), 6.75% (Fresno Pacific University), 3/1/2019	NR/Baa3		551,395
1,000,000		California Educational Facilities Authority, Revenue Bonds (Series 2002A), 5.50% (Pepperdine University)/(United States Treasury PRF 8/1/2009 @100), 8/1/2032	NR/A1		1,090,740
750,000		California Educational Facilities Authority, Revenue Bonds (Series 2005), 5.00% (California College of the Arts), 6/1/2035	BBB-/Baa3		761,220
305,000		California Educational Facilities Authority, Student Loan Revenue Bonds (Series 1998), 5.55% (AMBAC INS), 4/1/2028	AAA/NR		320,811
425,000		California Educational Facilities Authority, Student Loan Revenue Bonds (Series A), 5.40% (Cal Loan Program)/(MBIA Insurance Corp. INS), 3/1/2021	NR/Aaa		446,888
425,000		California Health Facilities Financing Authority, Health Facility Revenue Bonds (Series 2004I), 4.95% TOBs (Catholic Healthcare West), Mandatory Tender 7/1/2014	A-/A3		452,009
1,000,000		California Health Facilities Financing Authority, INS Health Facilities Refunding Revenue Bonds (Series 1997), 5.50% (Valley Care Hospital Corp.)/(California Mortgage Insurance INS)/(Original Issue Yield: 5.737%), 5/1/2020	A/NR		1,042,200
1,000,000		California Health Facilities Financing Authority, Revenue Bonds (Series 1998), 5.40% (Northern California Presbyterian Homes, Inc.)/(Original Issue Yield: 5.417%), 7/1/2028	BBB+/NR		1,025,260
1,500,000		California Health Facilities Financing Authority, Revenue Bonds (Series 1999A), 6.125% (Cedars-Sinai Medical Center)/(United States Treasury PRF 12/1/2009 @101), 12/1/2030	NR/A3		1,695,525
700,000	[2]	California Health Facilities Financing Authority, Revenue Refunding Bonds (1996 Series A), 6.00% (Catholic Healthcare West)/(MBIA Insurance Corp. INS)/ (Original Issue Yield: 6.15%), 7/1/2017	AAA/Aaa		731,703
500,000		California Infrastructure & Economic Development Bank, Revenue Bonds (Series 2000A), 5.75% (Scripps Research Institute)/ (Original Issue Yield: 5.85%), 7/1/2030	NR/Aa3		533,480
Principal Amount			Credit Rating	[1]	Value
		MUNICIPAL BONDS--continued
		California--continued
$1,000,000		California Infrastructure & Economic Development Bank, Revenue Bonds (Series 2001B), 5.50% (Kaiser Permanente), 8/1/2031	A+/A2		$1,069,380
1,000,000		California PCFA, Refunding Revenue Bonds (1996 Series A), 5.35% (Pacific Gas & Electric Co.)/(MBIA Insurance Corp. INS), 12/1/2016	AAA/Aaa		1,090,210
900,000		California PCFA, Sewer & Solid Waste Disposal Revenue Bonds, 5.75% (Anheuser-Busch Cos., Inc.)/(Original Issue Yield: 5.818%), 12/1/2030	A+/A1		932,724
1,000,000		California PCFA, Solid Waste Disposal Revenue Bonds (Series 2005A-2), 5.40% (Waste Management, Inc.), 4/1/2025	BBB/NR		1,047,600
750,000		California PCFA, Solid Waste Disposal Revenue Bonds, 5.125% TOBs (Waste Management, Inc.), Mandatory Tender 5/1/2014	BBB/NR		794,670
700,000		California PCFA, Solid Waste Disposal Revenue Bonds, 6.875% (Browning-Ferris Industries, Inc.)/(Original Issue Yield: 6.95%), 11/1/2027	BB-/Caa1		710,500
1,000,000		California PCFA, Solid Waste Refunding Revenue Bonds (Series 1999A), 5.125% (West County Resource Recovery, Inc.)/(Comerica Bank - California LOC)/(Original Issue Yield: 5.323%), 1/1/2014	NR		1,016,760
70,000		California Rural Home Mortgage Finance Authority, SFM Revenue Bonds, (Series 1998 B-4), 6.35% (GNMA Collateralized Home Mortgage Program COL), 12/1/2029	AAA/NR		71,481
500,000		California State Department of Water Resources Power Supply Program, Power Supply Revenue Bonds (INS Series), 5.375% (AMBAC INS), 5/1/2018	AAA/Aaa		554,375
1,500,000		California State Department of Water Resources Power Supply Program, Power Supply Revenue Bonds (Series A), 5.375% (Original Issue Yield: 5.48%), 5/1/2022	BBB+/A2		1,641,690
1,000,000		California State Public Works Board, Lease Revenue Bonds, 5.25% (California State Department of Corrections), 1/1/2013	A-/A3		1,095,010
870,000		California State, UT GO Bonds, 5.25% (Original Issue Yield: 5.375%), 12/1/2027	A/A2		933,545
1,000,000		California State, UT GO Bonds, 5.125% (Original Issue Yield: 5.40%), 6/1/2025	A/A2		1,053,280
20,000		California State, UT GO Bonds, 5.75% (Original Issue Yield: 6.25%), 3/1/2019	A/A2		20,319
1,000,000		California State, Various Purpose UT GO Bonds, 5.125% (Original Issue Yield: 5.16%), 4/1/2023	A/A2		1,079,130
1,000,000		California State, Various Purpose UT GO Bonds, 5.25%, 11/1/2021	A/A2		1,102,780
400,000		California Statewide Communities Development Authority, COPs, 5.25% (St. Joseph Health System Group, CA)/(Original Issue Yield: 5.47%), 7/1/2021	AA-/Aa3		418,496
1,000,000		California Statewide Communities Development Authority, COPs, 5.50% (Sutter Health)/(FSA INS)/(Original Issue Yield: 5.77%), 8/15/2018	AAA/Aaa		1,092,260
Principal Amount			Credit Rating	[1]	Value
		MUNICIPAL BONDS--continued
		California--continued
$500,000	[3]	California Statewide Communities Development Authority, Revenue Bonds (Series 2001), 6.75% (Saint Mark's School), 6/1/2028	NR		$533,595
400,000	[3]	California Statewide Communities Development Authority, Revenue Bonds (Series 2002), 6.75% (Prospect Sierra School)/ (Original Issue Yield: 6.85%), 9/1/2032	NR		430,108
400,000	[3,4]	California Statewide Communities Development Authority, Revenue Bonds (Series 2005A), 4.875% (Thomas Jefferson School of Law)/(Original Issue Yield: 4.93%), 10/1/2035	BBB-/NR		402,996
1,000,000		California Statewide Communities Development Authority, Revenue Bonds (Series 2005A), 5.25% (Daughters of Charity Health System), 7/1/2035	BBB+/NR		1,047,500
500,000	[3]	California Statewide Communities Development Authority, Revenue Bonds, 6.50% (Turningpoint School), 11/1/2031	NR		526,545
1,000,000		California Statewide Communities Development Authority, Revenue Bonds, 5.75% (Los Angeles Orthopedic Hospital Foundation)/(AMBAC INS), 6/1/2030	AAA/Aaa		1,049,460
500,000		Capistrano Unified School District, CA Community Facilities District No. 90-2, Special Tax Bonds (Series 2003), 5.875% (Talega Ranch), 9/1/2023	NR		538,630
450,000		Central Unified School District, CA, UT GO Bonds (Series 2004A), 5.50% (FGIC INS), 7/1/2022	AAA/Aaa		510,354
455,000		Central Unified School District, CA, UT GO Bonds (Series 2004A), 5.50% (FGIC INS), 7/1/2024	AAA/Aaa		516,025
250,000		Chula Vista, CA Community Facilities District No. 06-1, Special Tax Revenue Bonds (Series 2002A), 6.15% (Eastlake-Woods, Vistas & Land Swap), 9/1/2026	NR		268,637
1,000,000		Daly City, CA HDFA, Mobile Home Park Senior Revenue Bonds (Series 2002A0), 5.85% (Franciscan Acquisition Project)/(Original Issue Yield: 5.95%), 12/15/2032	A-/NR		1,052,500
1,000,000		El Centro, CA Financing Authority, INS Hospital Revenue Bonds (Series 2001), 5.25% (El Centro Regional Medical Center)/(California Mortgage Insurance LOC)/(Original Issue Yield: 5.32%), 3/1/2018	A/NR		1,056,340
740,000		El Monte, CA Public Financing Authority, Tax Allocation Revenue Bonds (Series 1998), 5.75% (El Monte, CA Community Redevelopment Agency), 6/1/2028	NR		762,674
700,000		Foothill/Eastern Transportation Corridor Agency, CA, (Series 1995A) Senior Lien Toll Road Revenue Bonds, 6.50% (United States Treasury PRF 1/1/2007 @100)/(Original Issue Yield: 6.78%), 1/1/2032	AAA/Aaa		734,335
1,000,000		Foothill/Eastern Transportation Corridor Agency, CA, Toll Road Refunding Revenue Bonds, 5.75% (Original Issue Yield: 5.774%), 1/15/2040	BBB-/Baa3		1,031,360
1,000,000		Fremont, CA Union High School District, Refunding UT GO Bonds (Series 2005), 5.00% (FGIC INS), 9/1/2022	AAA/Aaa		1,090,800
Principal Amount			Credit Rating	[1]	Value
		MUNICIPAL BONDS--continued
		California--continued
$2,000,000		Golden State Tobacco Securitization Corp., CA, Tobacco Settlement Asset-Backed Revenue Bonds (Series 2003A-1), 6.75% (Original Issue Yield: 7.00%), 6/1/2039	BBB/Baa3		$2,307,780
1,000,000		Inglewood, CA Public Financing Authority, Refunding Revenue Bonds (Series 1999A), 5.625% (AMBAC INS), 8/1/2016	AAA/Aaa		1,109,170
500,000		Inland Empire Solid Waste Financing Authority, CA, Revenue Bonds (Series B), 6.25% (Escrowed In Treasuries COL), 8/1/2011	AAA/Aaa		548,415
500,000		La Verne, CA, Revenue COPs (Series 2003B), 6.625% (Brethren Hillcrest Homes)/(Original Issue Yield: 6.70%), 2/15/2025	BBB-/NR		556,630
1,000,000		Long Beach, CA Bond Financing Authority, Plaza Parking Facility Lease Revenue Bonds, 5.25% (Original Issue Yield: 5.54%), 11/1/2021	A+/NR		1,062,320
1,000,000		Los Angeles, CA Community College District, Refunding UT GO Bonds (Series 2005A), 5.00% (FSA INS), 8/1/2017	AAA/Aaa		1,106,620
480,000		Los Angeles, CA Community Redevelopment Agency, Housing Revenue Refunding Bonds (Series A), 6.55% (AMBAC INS), 1/1/2027	AAA/Aaa		485,486
1,000,000		Oakland, CA Unified School District, UT GO (Series 2000F), 5.60% (MBIA Insurance Corp. INS)/(Original Issue Yield: 5.63%), 8/1/2019	AAA/Aaa		1,102,850
500,000		Orange County, CA Community Facilities District No. 2000-1, Special Tax Bonds (Series 2000A), 6.25% (Ladera Ranch)/ (Original Issue Yield: 6.28%), 8/15/2030	NR		535,345
400,000		Orange County, CA Community Facilities District No. 2000-1, Special Tax Bonds (Series 2002A), 6.00% (Ladera Ranch)/ (Original Issue Yield: 6.03%), 8/15/2032	NR		429,124
500,000		Orange County, CA Community Facilities District No. 2000-1, Special Tax Bonds (Series 2004A), 5.625% (Ladera Ranch)/ (Original Issue Yield: 5.65%), 8/15/2034	NR		521,125
1,000,000		Oxnard, CA Union High School District, Refunding UT GO Bonds (Series 2001A), 6.20% (MBIA Insurance Corp. INS), 8/1/2030	AAA/Aaa		1,196,140
500,000		Perris, CA Public Financing Authority, Tax Allocation Revenue Bonds (Series 2001A), 5.75% (Original Issue Yield: 5.85%), 10/1/2031	A-/NR		538,465
900,000		Port of Oakland, CA, Revenue Bonds (Series 1997G), 5.50% (MBIA Insurance Corp. INS)/(Original Issue Yield: 5.83%), 11/1/2017	AAA/Aaa		954,279
1,000,000		Port of Oakland, CA, Revenue Bonds (Series 2000K), 5.75% (FGIC INS)/(Original Issue Yield: 5.78%), 11/1/2020	AAA/Aaa		1,081,950
1,000,000		Rancho Mirage Joint Powers Financing Authority, CA, Revenue Bonds (Series 2004), 5.875% (Eisenhower Medical Center), 7/1/2026	NR/A3		1,091,250
2,000,000		Richmond, CA, Wastewater Revenue Bonds (Series 1999), 5.80% (FGIC INS), 8/1/2018	AAA/Aaa		2,224,700
1,000,000		San Bernardino County, CA Housing Authority, Multifamily Mortgage Revenue Bonds (Series 2001A), 6.70% (Glen Aire Park)/(GNMA Collateralized Home Mortgage Program GTD), 12/20/2041	NR/Aaa		1,097,500
Principal Amount			Credit Rating	[1]	Value
		MUNICIPAL BONDS--continued
		California--continued
$350,000		San Bernardino County, CA Housing Authority, Subordinated Revenue Bonds, 7.25% (Glen Aire Park & Pacific Palms), 4/15/2042	NR		$332,213
1,000,000		San Diego County, CA, COPs, 5.25% (University of San Diego)/ (Original Issue Yield: 5.47%), 10/1/2021	NR/A2		1,063,820
1,000,000		San Diego County, CA, Refunding COPs (Series 2005), 5.00% (AMBAC INS), 2/1/2019	AAA/Aaa		1,085,560
300,000		San Dimas, CA Housing Authority, Mobile Home Park Revenue Bonds (Series 1998A), 5.70% (Charter Oak Mobile Home Estates Acquisition Project)/(Original Issue Yield: 5.90%), 7/1/2028	NR		309,843
300,000		San Francisco, CA City & County Airport Commission, Second Series Revenue Bonds (Issue 12A), 5.90% (San Francisco International Airport)/(Original Issue Yield: 5.97%), 5/1/2026	A/A1		307,548
400,000		San Francisco, CA City & County Redevelopment Agency Community Facilities District No. 6, Special Tax Revenue Bonds, 6.625% (Mission Bay South), 8/1/2027	NR		437,472
1,000,000		San Jose, CA Unified School District, COPs, 5.75% (MBIA Insurance Corp. INS)/(Original Issue Yield: 5.85%), 6/1/2020	AAA/Aaa		1,054,540
500,000		San Mateo, CA Redevelopment Agency, Merged Area Tax Allocation Bonds (Series 2001A), 5.50% (Original Issue Yield: 5.55%), 8/1/2022	A-/Baa1		536,155
1,000,000		Santa Clara County, CA Housing Authority, MFH Revenue Bonds (Series 2001A), 5.85% (River Town Apartments Project), 8/1/2031	NR/A3		1,032,510
1,500,000		Simi Valley, CA PFA, Lease Revenue Bonds (Series 1995), 5.75% (AMBAC INS), 9/1/2015	AAA/Aaa		1,646,085
1,000,000		South El Monte, CA Improvement District, Tax Allocation Bonds (Series 2005A), 5.00% (Radian Asset Assurance INS), 8/1/2030	AA/Aa3		1,047,570
1,000,000		South Orange County, CA Public Financing Authority, 1999 Reassessment Revenue Bonds, 5.80% (FSA INS)/(Original Issue Yield: 5.85%), 9/2/2018	NR/Aaa		1,109,470
1,000,000		Southern California Logistics Airport Authority, Tax Allocation Bonds, 5.00% (Radian Asset Assurance INS), 12/1/2035	AA/NR		1,041,450
400,000		Stockton, CA Community Facilities District No. 2001-1, Special Tax Revenue Bonds, 6.375% (Spanos Park West)/(Original Issue Yield: 6.43%), 9/1/2032	NR		430,788
1,400,000		Stockton, CA, COPs (Series 1999), 5.875% (Original Issue Yield: 5.90%), 8/1/2019	A/NR		1,508,080
400,000		Stockton, CA, Health Facility Revenue Bonds (Series 1997A), 5.70% (Dameron Hospital Association), 12/1/2014	BBB+/NR		420,808
Principal Amount			Credit Rating	[1]	Value
		MUNICIPAL BONDS--continued
		California--continued
$2,000,000		Sweetwater, CA Union High School District Public Financing Authority, Revenue Bonds (Series 2005A), 5.00% (FSA INS), 9/1/2029	AAA/Aaa		$2,128,720
1,000,000		Torrance, CA, Hospital Revenue Bonds (Series 2001 A), 5.50% (Torrance Memorial Medical Center)/(Original Issue Yield: 5.65%), 6/1/2031	A+/A1		1,062,800
1,000,000		Val Verde, CA Unified School District, Refunding COPs (Series 2005B), 5.00% (FGIC INS), 1/1/2021	AAA/NR		1,075,180
1,000,000		Vallejo, CA Unified School District, UT GO Bonds, 5.90% (MBIA Insurance Corp. INS), 2/1/2021	AAA/Aaa		1,233,350
1,000,000		Vista, CA Community Development Commission, Tax Allocation Bonds (Series 2001), 5.80% (Vista Redevelopment Project Area)/(Original Issue Yield: 5.85%), 9/1/2030	BBB+/NR		1,054,620
965,000		Walnut, CA Public Financing Authority, Tax Allocation Revenue Bonds (Series 2002), 5.375% (Walnut Improvement Project)/(AMBAC INS), 9/1/2019	AAA/Aaa		1,071,382
500,000		Watsonville, CA, Insured Hospital Revenue Refunding Bonds (Series 1996A), 6.20% (Watsonville Community Hospital)/(Escrowed In Treasuries COL)/(Original Issue Yield: 6.225%), 7/1/2012	NR		567,790
1,000,000		Whittier, CA, Health Facilities Revenue Bonds, 5.75% (Presbyterian Intercommunity Hospital)/(Original Issue Yield: 5.80%), 6/1/2031	A/NR		1,076,070
		TOTAL			78,817,206
		Puerto Rico--2.4%
1,000,000	[3,4]	Puerto Rico Electric Power Authority, Drivers (Series 266), 8.2089% (FSA INS), 7/1/2015	AAA/NR		1,325,750
595,000		Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Cogeneration Facility Revenue Bonds (Series 2000A), 6.625% (AES Puerto Rico Project)/(Original Issue Yield: 6.65%), 6/1/2026	NR/Baa3		646,384
		TOTAL			1,972,134
		TOTAL MUNICIPAL BONDS (IDENTIFIED COST $75,514,827)			80,789,340
Principal Amount			Credit Rating	[1]	Value
		SHORT-TERM MUNICIPALS--0.7%
		Puerto Rico--0.7%
$600,000		Puerto Rico Government Development Bank (GDB) Weekly VRDNs (MBIA Insurance Corp. INS)/(Credit Suisse, Zurich LIQ) (AT AMORTIZED COST)	A-1/VMIG1		$600,000
		TOTAL MUNICIPAL INVESTMENTS--99.7% (IDENTIFIED COST $76,114,827) [5]			81,389,340
		OTHER ASSETS AND LIABILITIES - NET--0.3%			233,944
		TOTAL NET ASSETS--100%			$81,623,284

Securities that are subject to the federal alternative minimum tax (AMT) represent 13.5% of the Fund's portfolio as calculated based upon total portfolio market value (percentage is unaudited).

1 Current credit ratings are unaudited.

2 Pledged as collateral to ensure the Fund is able to satisfy the obligations of its outstanding short future contracts.

3 Denotes a restricted security, including securities purchased under Rule 144A of the Securities Act of 1933. These securities, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. At August 31, 2005, these securities amounted to $3,218,994 which represents 3.9% of total net assets.

4 Denotes a restricted security, including securities purchased under Rule 144A that have been deemed liquid by criteria approved by the Fund's Board of Trustees. At August 31, 2005, these securities amounted to $1,728,746 which represents 2.1% of total net assets.

5 The cost of investments for federal tax purposes amounts to $76,111,746.

Note: The categories of investments are shown as a percentage of total net assets at August 31, 2005.

The following acronyms are used throughout this portfolio:

AMBAC	--American Municipal Bond Assurance Corporation
COL	--Collateralized
COPs	--Certificates of Participation
FGIC	--Financial Guaranty Insurance Company
FSA	--Financial Security Assurance
GNMA	--Government National Mortgage Association
GO	--General Obligation
GTD	--Guaranteed
HDFA	--Housing Development Finance Authority
INS	--Insured
LIQ	--Liquidity Agreement
LOC	--Letter of Credit
MFH	--Multi Family Housing
PCFA	--Pollution Control Finance Authority
PFA	--Public Facility Authority
PRF	--Prerefunded
SFM	--Single Family Mortgage
TOBs	--Tender Option Bonds
UT	--Unlimited Tax
VRDNs	--Variable Rate Demand Notes

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

August 31, 2005

Assets:
Total investments in securities, at value (identified cost $76,114,827)		$81,389,340
Cash		13,236
Income receivable		1,071,002
Receivable for investments sold		10,000
Receivable for shares sold		204,144
TOTAL ASSETS		82,687,722
Liabilities:
Payable for investments purchased	$396,560
Payable for shares redeemed	479,076
Income distribution payable	104,508
Payable for daily variation margin	10,000
Payable for distribution services fee (Note 5)	24,057
Payable for shareholder services fee (Note 5)	17,122
Accrued expenses	33,115
TOTAL LIABILITIES		1,064,438
Net assets for 7,355,001 shares outstanding		$81,623,284
Net Assets Consist of:
Paid-in capital		$79,710,490
Net unrealized appreciation of investments and futures contracts		5,254,745
Accumulated net realized loss on investments and futures contracts		(3,341,819)
Accumulated net investment income (loss)		(132)
TOTAL NET ASSETS		$81,623,284
Net Asset Value, Offering Price and Redemption Proceeds per Share
Class A Shares:
Net asset value per share ($44,159,222 ÷ 3,979,065 shares outstanding), no par value, unlimited shares authorized		$11.10
Offering price per share (100/95.50 of $11.10) [1]		$11.62
Redemption proceeds per share		$11.10
Class B Shares:
Net asset value per share ($37,464,062 ÷ 3,375,936 shares outstanding), no par value, unlimited shares authorized		$11.10
Offering price per share		$11.10
Redemption proceeds per share (94.50/100 of $11.10) [1]		$10.49

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended August 31, 2005

Investment Income:
Interest			$4,128,503
Expenses:
Investment adviser fee (Note 5)		$318,342
Administrative personnel and services fee (Note 5)		190,000
Custodian fees		5,520
Transfer and dividend disbursing agent fees and expenses		57,390
Directors'/Trustees' fees		2,176
Auditing fees		18,606
Legal fees		6,900
Portfolio accounting fees		65,090
Distribution services fee--Class A Shares (Note 5)		96,418
Distribution services fee--Class B Shares (Note 5)		307,638
Shareholder services fee--Class A Shares (Note 5)		95,892
Shareholder services fee--Class B Shares (Note 5)		102,546
Share registration costs		28,143
Printing and postage		14,628
Insurance premiums		8,471
Miscellaneous		2,071
TOTAL EXPENSES		1,319,831
Waivers and Reimbursement (Note 5):
Waiver of investment adviser fee	$(318,342)
Waiver of administrative personnel and services fee	(34,204)
Waiver of distribution services fee--Class A Shares	(96,418)
Reimbursement of other operating expenses	(161,253)
TOTAL WAIVERS AND REIMBURSEMENT		(610,217)
Net expenses			709,614
Net investment income			3,418,889
Realized and Unrealized Gain (Loss) on Investments and Futures Contracts:
Net realized gain on investments			350,470
Net realized loss on futures contracts			(66,985)
Net change in unrealized appreciation of investments			824,507
Net change in unrealized depreciation of futures contracts			(28,431)
Net realized and unrealized gain on investments and futures contracts			1,079,561
Change in net assets resulting from operations			$4,498,450

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended August 31	2005	2004
Increase (Decrease) in Net Assets
Operations:
Net investment income	$3,418,889	$3,718,858
Net realized gain (loss) on investments, futures contracts, and swap contracts	283,485	(38,480)
Net change in unrealized appreciation/depreciation of investments, futures contracts, and swap contracts	796,076	1,900,235
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	4,498,450	5,580,613
Distributions to Shareholders:
Distributions from net investment income
Class A Shares	(1,802,605)	(1,770,023)
Class B Shares	(1,615,587)	(1,947,806)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(3,418,192)	(3,717,829)
Share Transactions:
Proceeds from sale of shares	15,113,488	9,037,022
Net asset value of shares issued to shareholders in payment of distributions declared	2,088,041	2,186,350
Cost of shares redeemed	(14,700,388)	(22,572,306)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	2,501,141	(11,348,934)
Change in net assets	3,581,399	(9,486,150)
Net Assets:
Beginning of period	78,041,885	87,528,035
End of period (including accumulated net investment income (loss) of $(132) and $(65), respectively)	$81,623,284	$78,041,885

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

August 31, 2005

1. ORGANIZATION

Federated Municipal Securities Income Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust consists of seven portfolios. The financial statements included herein are only those of Federated California Municipal Income Fund (the "Fund"), a non-diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The investment objective of the Fund is to provide current income exempt from federal regular income tax (federal regular income tax does not include the federal alternative minimum tax) and the personal income taxes imposed by the state of California and California municipalities. Interest income from the Fund's investments may be subject to the federal alternative minimum tax for individuals and corporations. The Fund offers two classes of shares: Class A Shares and Class B Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles (GAAP) in the United States of America.

Investment Valuation

Municipal bonds are valued by an independent pricing service, taking into consideration yield, liquidity, risk, credit quality, coupon, maturity, type of issue, and any other factors or market data the pricing service deems relevant. The Fund generally values short-term securities according to prices furnished by an independent pricing service, except that short-term securities with remaining maturities of less than 60 days at the time of purchase may be valued at amortized cost. Prices furnished by an independent pricing service are intended to be indicative of the mean between the bid and asked prices currently offered to institutional investors for the securities. Securities for which no quotations are readily available are valued at fair value as determined in accordance with procedures established by and under general supervision of the Board of Trustees (the "Trustees").

Investment Income, Gains and Losses, Expenses, and Distributions

Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions of net investment income are declared daily and paid monthly. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that each class bears certain expenses unique to that class such as distribution and shareholder services fees. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Premium and Discount Amortization

All premiums and discounts on fixed-income securities are amortized/accreted for financial statement purposes.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the "Code") and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Swap Contracts

The Fund may enter into swap contracts. A swap is an exchange of cash payments between the Fund and another party, which is based on a specific financial index. The value of the swap is adjusted daily and the change in value is recorded as unrealized appreciation or depreciation. When a swap contract is closed, the Fund recognizes a realized gain or loss. The swap contracts entered into by the Fund are on a forward settling basis. For the year ended August 31,2005, the Fund had no realized losses on swap contracts.

Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of their contract and from unanticipated changes in the value of the financial index on which the swap agreement is based. The Fund uses swaps for hedging purposes to reduce its exposure to interest rate fluctuations.

At August 31, 2005, the Fund had no open swap contracts.

Futures Contracts

The Fund periodically may sell bond interest rate futures contracts to manage duration and to potentially reduce transaction costs. Upon entering into a bond interest rate futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a "variation margin" account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. For the year ended August 31, 2005, the Fund had net realized loss on future contracts of $66,985.

At August 31, 2005, the Fund had the following open futures contracts:

Expiration Date	Contracts to Receive	Position	Unrealized Depreciation
December 2005	20 U.S. Treasury Notes 10 Year Futures	Short	($19,768)

Restricted Securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in accordance with procedures established by and under general supervision of the Trustees.

Additional information on restricted securities, excluding securities purchased under Rule 144A that have been deemed liquid by the Trustees, held at August 31, 2005, is as follows:

Security	Acquisition Date	Acquisition Cost
California Statewide Communities Development Authority, Revenue Bonds (Series 2001), 6.75% (Saint Mark's School), 6/1/2028	7/3/2001	$ 500,000
California Statewide Communities Development Authority, Revenue Bonds (Series 2002), 6.75% (Prospect Sierra School)/(Original Issue Yield: 6.85%), 9/1/2032	5/10/2002	$ 395,058
California Statewide Communities Development Authority, Revenue Bonds, 6.50% (Turningpoint School), 11/1/2031	3/23/2001	$ 500,000
California Statewide Communities Development Authority, Revenue Bonds (Series 2005A), 4.875% (Thomas Jefferson School of Law)/(Original Issue Yield: 4.93%), 10/1/2035	8/26/2005	$ 396,561
Puerto Rico Electric Power Authority, Drivers (Series 266), 8.2089% (FSA INS), 7/1/2015	6/27/2002	$1,237,060

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis. Realized gains and losses from investment transactions are recorded on an identified cost basis.

3. SHARES OF BENEFICIAL INTEREST

The following tables summarize share activity:

Year Ended August 31	2005		2004
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	1,249,922	$13,786,385	667,738	$7,306,120
Shares issued to shareholders in payment of distributions declared	98,959	1,089,826	90,213	984,973
Shares redeemed	(500,918)	(5,516,722)	(1,046,644)	(11,414,259)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	847,963	$9,359,489	(288,693)	$(3,123,166)

Year Ended August 31	2005		2004
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	120,033	$1,327,103	158,215	$1,730,902
Shares issued to shareholders in payment of distributions declared	90,665	998,215	109,957	1,201,377
Shares redeemed	(834,208)	(9,183,666)	(1,025,938)	(11,158,047)
NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(623,510)	$(6,858,348)	(757,766)	$(8,225,768)
NET CHANGE RESULTING FROM SHARE TRANSACTIONS	224,453	$2,501,141	(1,046,459)	$(11,348,934)

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due to differing treatments for discount accretion/premium amortization on debt securities.

For the year ended August 31, 2005, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses)
$(764)	$764

Net investment income, net realized gains (losses), and net assets were not affected by this reclassification.

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended August 31, 2005 and 2004 was as follows:

	2005	2004
Tax-exempt income	$3,418,192	$3,717,829

As of August 31, 2005, the components of distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income	$104,374
Net unrealized appreciation	$5,277,594
Capital loss carryforward	$3,364,668

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for discount accretion/premium amortization on debt securities.

At August 31, 2005, the cost of investments for federal tax purposes was $76,111,746. The net unrealized appreciation of investments for federal tax purposes excluding any unrealized depreciation from futures contracts was $5,277,594. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $5,305,755 and net unrealized depreciation from investments for those securities having an excess of cost over value of $28,161.

At August 31, 2005, the Fund had a capital loss carryforward of $3,364,668 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2008	$ 790,867
2009	$1,337,342
2010	$ 166,229
2011	$ 562,757
2012	$ 507,473

The Fund used capital loss carryforwards of $256,294 to offset taxable gains realized during the year ended August 31, 2005.

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 0.40% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund. The Adviser can modify or terminate this voluntary waiver and/or reimbursement at any time at its sole discretion. For the year ended August 31, 2005, the Adviser voluntarily waived $318,342 of its fee and reimbursed $161,253 of other operating expenses.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of all Federated funds as specified below:

Maximum Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended August 31, 2005, the net fee paid to FAS was 0.20% of average aggregate daily net assets of the Fund.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class A Shares and Class B Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.

Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.25%
Class B Shares	0.75%

FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended August 31, 2005, FSC voluntarily waived $96,418 of its fee for the Class A Shares. Rather than paying financial intermediaries directly, the Fund may pay fees to FSC and FSC will use the fees to compensate financial intermediaries. For the year ended August 31, 2005, FSC did not retain any fees paid by the Fund.

Sales Charges

For the year ended August 31, 2005, FSC retained $22,581 in sales charges from the sale of Class A Shares. See "What Do Shares Cost?" in the Prospectus.

Shareholder Services Fee

The Fund may pay fees (Services Fees) up to 0.25% of the average daily net assets of the Fund's Class A Shares and Class B Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC), a subsidiary of Federated Investors, Inc., for providing services to shareholders and maintaining shareholder accounts. Under certain agreements, rather than paying financial intermediaries directly, the Fund may pay Service Fees to FSSC and FSSC will use the fees to compensate financial intermediaries. FSSC or these financial intermediaries may voluntarily choose to waive any portion of their fee. This voluntary waiver can be modified or terminated at any time. For the year ended August 31, 2005, FSSC retained $1,871of fees paid by the Fund.

Interfund Transactions

During the year ended August 31, 2005, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees, and/or common Officers. These purchase and sale transactions complied with Rule 17a-7 under the Act and amounted to $23,700,000 and $23,400,000, respectively.

General

Certain of the Officers and Trustees of the Fund are Officers and Directors or Trustees of the above companies.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended August 31, 2005, were as follows:

Purchases	$17,022,825
Sales	$14,300,016

7. CONCENTRATION OF CREDIT RISK

Since the Fund invests a substantial portion of its assets in issuers located in one state, it will be more susceptible to factors adversely affecting issuers of that state than would be a comparable tax-exempt mutual fund that invests nationally. In order to reduce the credit risk associated with such factors, at August 31, 2005, 43.4% of the securities in the portfolio of investments is backed by letters of credit or bond insurance of various financial institutions and financial guaranty assurance agencies. The largest percentage of investments insured by or supported (backed) by a letter of credit from any one institution or agency was 10.3% of total investments.

8. LEGAL PROCEEDINGS

Beginning in October 2003, Federated Investors, Inc. and various subsidiaries thereof (including the advisers and distributor for various investment companies, collectively, "Federated"), along with various investment companies sponsored by Federated ("Funds") were named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. Federated and various Funds have also been named as defendants in several additional lawsuits, the majority of which are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees. The Board of the Funds has retained the law firm of Dickstein Shapiro Morin & Oshinsky LLP to represent the Funds in these lawsuits. Federated and the Funds, and their respective counsel, are reviewing the allegations and will respond appropriately. Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.

9. FEDERAL TAX INFORMATION (UNAUDITED)

At August 31, 2005, 100.0% of the distributions from net investment income is exempt from federal income tax, other than the federal AMT.

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF FEDERATED MUNICIPAL SECURITIES INCOME TRUST AND SHAREHOLDERS OF FEDERATED CALIFORNIA MUNICIPAL INCOME FUND:

We have audited the accompanying statements of assets and liabilities, including the portfolio of investments, of Federated California Municipal Income Fund (the "Fund"), a portfolio of Federated Municipal Securities Income Trust, as of August 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2005, by correspondence with the custodian and broker. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2005, and the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
October 18, 2005

Board of Trustees and Trust Officers

The Board is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Funds. Where required, the tables separately list Board members who are "interested persons" of the Fund ( i.e. , "Interested" Board members) and those who are not ( i.e. , "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA. As of December 31, 2004, the Trust comprised seven portfolios, and the Federated Fund Complex consisted of 44 investment companies (comprising 133 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 CHAIRMAN AND TRUSTEE Began serving: August 1990	Principal Occupations : Chairman and Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.

Previous Positions : Trustee, Federated Investment Management Company and Chairman and Director, Federated Investment Counseling.

J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND TRUSTEE Began serving: August 1990	Principal Occupations : Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Passport Research, Ltd.; Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions : President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Lawrence D. Ellis, M.D.* Birth Date: October 11, 1932 3471 Fifth Avenue Suite 1111 Pittsburgh, PA TRUSTEE Began serving: August 1990	Principal Occupations : Director or Trustee of the Federated Fund Complex; Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center Downtown; Hematologist, Oncologist and Internist, University of Pittsburgh Medical Center.

Other Directorships Held : Member, National Board of Trustees, Leukemia Society of America.

Previous Positions : Trustee, University of Pittsburgh; Director, University of Pittsburgh Medical Center.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to the positions they hold with Federated Investors, Inc. and its subsidiaries. Lawrence D. Ellis, M.D. is "interested" because his son-in-law is employed by the Fund's principal underwriter, Federated Securities Corp.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas G. Bigley Birth Date: February 3, 1934 15 Old Timber Trail Pittsburgh, PA TRUSTEE Began serving: November 1994	Principal Occupation : Director or Trustee of the Federated Fund Complex.

Other Directorships Held : Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position : Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 Investment Properties Corporation 3838 North Tamiami Trail Suite 402 Naples, FL TRUSTEE Began serving: August 1991	Principal Occupations : Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida.

Previous Positions : President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Nicholas P. Constantakis Birth Date: September 3, 1939 175 Woodshire Drive Pittsburgh, PA TRUSTEE Began serving: February 1998	Principal Occupations : Director or Trustee of the Federated Fund Complex.

Other Directorships Held : Director and Member of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position : Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 353 El Brillo Way Palm Beach, FL TRUSTEE Began serving: July 1999	Principal Occupation : Director or Trustee of the Federated Fund Complex.

Other Directorships Held : Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions : Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Peter E. Madden Birth Date: March 16, 1942 One Royal Palm Way 100 Royal Palm Way Palm Beach, FL TRUSTEE Began serving: August 1991	Principal Occupation : Director or Trustee of the Federated Fund Complex.

Other Directorships Held : Board of Overseers, Babson College.

Previous Positions : Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 80 South Road Westhampton Beach, NY TRUSTEE Began serving: January 1999	Principal Occupations : Director or Trustee of the Federated Fund Complex; Management Consultant; Executive Vice President, DVC Group, Inc. (marketing communications and technology) (prior to 9/1/00).

Previous Positions : Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University.

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 Chancellor, Duquesne University Pittsburgh, PA TRUSTEE Began serving: February 1995	Principal Occupations : Director or Trustee of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Partner, Murray, Hogue and Lannis.

Other Directorships Held : Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions : President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

Marjorie P. Smuts Birth Date: June 21, 1935 4905 Bayard Street Pittsburgh, PA TRUSTEE Began serving: August 1990	Principal Occupations : Director or Trustee of the Federated Fund Complex; Public Relations/Marketing Consultant/Conference Coordinator.

Previous Positions : National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

John S. Walsh Birth Date: November 28, 1957 2604 William Drive Valparaiso, IN TRUSTEE Began serving: July 1999	Principal Occupations : Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position : Vice President, Walsh & Kelly, Inc.

OFFICERS

Name Birth Date Positions Held with Trust Date Began Serving	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: August 1990	Principal Occupations : Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions : Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Richard J. Thomas Birth Date: June 17, 1954 TREASURER Began serving: November 1998	Principal Occupations : Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services.

Previous Positions : Vice President, Federated Administrative Services; held various management positions within Funds Financial Services Division of Federated Investors, Inc.

Richard B. Fisher Birth Date: May 17, 1923 VICE CHAIRMAN Began serving: August 2002	Principal Occupations : Vice Chairman or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions : President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc. and Director and Chief Executive Officer, Federated Securities Corp.

Mary Jo Ochson Birth Date: September 12, 1953 CHIEF INVESTMENT OFFICER Began serving: May 2004	Principal Occupations: Mary Jo Ochson was named Chief Investment Officer of tax-exempt, fixed-income products in 2004 and is a Vice President of the Trust. She joined Federated in 1982 and has been a Senior Portfolio Manager and a Senior Vice President of the Fund's Adviser since 1996. Ms. Ochson is a Chartered Financial Analyst and received her M.B.A. in Finance from the University of Pittsburgh.

J. Scott Albrecht Birth Date: June 1, 1960 VICE PRESIDENT Began serving: November 1998	Principal Occupations: J. Scott Albrecht is Vice President of the Trust. Mr. Albrecht joined Federated in 1989. He has been a Senior Portfolio Manager since 1997 and a Senior Vice President of the Fund's Adviser since 2005. He was a Portfolio Manager from 1994 to 1996. Mr. Albrecht is a Chartered Financial Analyst and received his M.S. in Public Management from Carnegie Mellon University.

Board Review of Advisory Contract

As required by the Act, the Fund's Board has reviewed the Fund's investment advisory contract. The Board's decision to approve the contract reflects the exercise of its business judgment on whether to continue the existing arrangements. During its review of the contract, the Board considers many factors, among the most material of which are: the Fund's investment objectives; the Adviser's management philosophy, personnel, processes, and investment and operating strategies; long-term performance; the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry; the range of comparable fees for similar funds in the mutual fund industry; the range and quality of services provided to the Fund and its shareholders by the Federated organization in addition to investment advisory services; and the Fund's relationship to the Federated family of funds.

In its decision to appoint or renew the Adviser, the Board is mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognizes that most shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and in the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's "selection" or approval of the Adviser must reflect the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund. The Board also considers the compensation and benefits received by the Adviser. This includes fees received for services provided to the Fund by other entities in the Federated organization and research services received by the Adviser from brokers that execute fund trades, as well as advisory fees. In this regard, the Board is aware that various courts have interpreted provisions of the Act and have indicated in their decisions that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the Fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize "economies of scale" as the Fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with the Fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the Adviser's service and fee. The Fund's Board is aware of these factors and is guided by them in its review of the Fund's advisory contract to the extent they are appropriate and relevant, as discussed further below.

The Board considers and weighs these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and is assisted in its deliberations by the advice of independent legal counsel. In this regard, the Board requests and receives substantial and detailed information about the Fund and the Federated organization. Federated provides much of this information at each regular meeting of the Board, and furnishes additional reports in connection with the particular meeting at which the Board's formal review of the advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board's evaluation of an advisory contract is informed by reports covering such matters as: the Adviser's investment philosophy, personnel, and processes; operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or "peer group" funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The evaluation process is evolutionary, reflecting continually developing considerations. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.

With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board focuses on comparisons with other similar mutual funds (rather than non-mutual fund products or services) because, simply put, they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle already chosen by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group may be a useful indicator of how the Adviser is executing on the Fund's investment program, which would in turn assist the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services are such as to warrant continuation of the advisory contract.

The Board also receives financial information about Federated, including reports on the compensation and benefits Federated derives from its relationships with the Federated funds. These reports cover not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The reports also discuss any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades as well as waivers of fees and/or reimbursements of expenses. In order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waive fees and/or reimburse expenses. Although the Board considers the profitability of the Federated organization as a whole, it does not evaluate, on a fund-by-fund basis, Federated's "profitability" and/or "costs" (which would include an assessment as to whether "economies of scale" would be realized if the fund were to grow to some sufficient size). In the Board's view, the cost of performing advisory services on a fund-specific basis is both difficult to estimate satisfactorily and a relatively minor consideration in its overall evaluation. Analyzing isolated funds would require constructed allocations of the costs of shared resources and operations based on artificial assumptions that are inconsistent with the existing relationships within a large and diversified family of funds that receive advisory and other services from the same organization. Although the Board is always eager to discover any genuine "economies of scale," its experience has been that such "economies" are likely to arise only when a fund grows dramatically, and becomes and remains very large in size. Even in these instances, purchase and redemption activity, as well as the presence of expense limitations (if any), may offset any perceived economies. As suggested above, the Board considers the information it receives about the Fund's performance and expenses as compared to an appropriate set of similar competing funds to be more relevant.

The Board bases its decision to approve an advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above are relevant to every Federated fund, nor does the Board consider any one of them to be determinative. With respect to the factors that are relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provide a satisfactory basis to support the decision to continue the existing arrangements.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on "Form N-PX" of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available through Federated's website. Go to FederatedInvestors.com, select "Products," select the "Prospectuses and Regulatory Reports" link, then select the Fund to access the link to Form N-PX. This information is also available from the EDGAR database on the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q." These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the "Products" section of Federated's website at FederatedInvestors.com by clicking on "Portfolio Holdings" and selecting the name of the Fund, or by selecting the name of the Fund and clicking on "Portfolio Holdings." You must register on the website the first time you wish to access this information.

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses, and other information.

Federated
World-Class Investment Manager

Federated California Municipal Income Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 313923104
Cusip 313923203

28991 (10/05)

Federated is a registered mark of Federated Investors, Inc. 2005 (c)Federated Investors, Inc.

Federated
World-Class Investment Manager

Federated Michigan Intermediate Municipal Trust

A Portfolio of Federated Municipal Securities Income Trust

ANNUAL SHAREHOLDER REPORT

August 31, 2005

Class A Shares

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLES
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
BOARD OF TRUSTEES AND TRUST OFFICERS
BOARD REVIEW OF ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Not FDIC Insured * May Lose Value * No Bank Guarantee

Federated Investors 50 Years of Growth & Innovation

Financial Highlights

(For a Share Outstanding Throughout Each Period)

Year Ended August 31	2005	2004	2003	2002		2001
Net Asset Value, Beginning of Period	$11.36	$11.17	$11.22	$11.06		$10.64
Income From Investment Operations:
Net investment income	0.44	0.43	0.45	0.50	[1]	0.53
Net realized and unrealized gain (loss) on investments, futures contracts, and swap contracts	(0.13)	0.19	(0.05)	0.16	[1]	0.42
TOTAL FROM INVESTMENT OPERATIONS	0.31	0.62	0.40	0.66		0.95
Less Distributions:
Distributions from net investment income	(0.44)	(0.43)	(0.45)	(0.50)		(0.53)
Net Asset Value, End of Period	$11.23	$11.36	$11.17	$11.22		$11.06
Total Return [2]	2.78%	5.60%	3.58%	6.15%		9.12%

Ratios to Average Net Assets:
Net expenses	0.50%	0.50%	0.50%	0.50%		0.50%
Net investment income	3.91%	3.76%	3.96%	4.53	% [1]	4.86%
Expense waiver [3]	0.32%	0.36%	0.36%	0.39%		0.42%
Supplemental Data:
Net assets, end of period (000 omitted)	$213,304	$164,213	$147,959	$134,718		$107,043
Portfolio turnover	21%	20%	15%	19%		13%

1 Effective September 1, 2001, the Fund adopted the provisions of the American Institute of Certified Public Accountants (AICPA) Audit and Accounting Guide for Investment Companies and began accreting discount on debt securities. For the year ended August 31, 2002, this change had no effect on the net investment income per share, net realized and unrealized gain (loss) on investments per share, or the ratio of net investment income to average net assets. Per share, ratios and supplemental data for the periods prior to September 1, 2001 have not been restated to reflect this change in presentation.

2 Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

3 This voluntary expense decrease is reflected in both the net expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees; to the extent applicable, distribution (12b-1) fees and/or shareholder services fees; and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2005 to August 31, 2005.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value 3/1/2005	Ending Account Value 8/31/2005	Expenses Paid During Period [1]
Actual	$1,000	$1,018.00	$2.54
Hypothetical (assuming a 5% return before expenses)	$1,000	$1,022.68	$2.55

1 Expenses are equal to the Fund's annualized expense ratio of 0.50% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Management's Discussion of Fund Performance

The fund's total return, based on net asset value, for the 12-month reporting period was 2.78% for Class A Shares. 1 The total return of the Lehman Brothers 7-Year General Obligation Municipal Bond Index (LB7GO), 2 the fund's benchmark index, was 2.90% for the 12-month reporting period. The fund's total return reflected actual cash flows, transaction costs and other expenses which were not reflected in the total return of the LB7GO.

The fund's investment strategy focused on: (a) the effective duration of the portfolio (which indicates the portfolio's sensitivity to changes in interest rates); (b) the selection of securities with different maturities (expressed by a "yield curve" showing the relative yield of similar securities with different maturities); (c) the allocation of the portfolio among securities of similar issuers (referred to as "sectors"); and (d) the credit quality of portfolio securities (which indicates the risk that securities will default). 3 These were the most significant factors affecting the fund's performance relative to the index.

The following discussion will focus on the performance of the fund's Class A Shares. The 2.78% total return of the Class A Shares for the reporting period consisted of 3.92% of tax-exempt dividends and 1.14% of price depreciation. 4

MARKET OVERVIEW

The reporting period was characterized by a flattening yield curve, tightening credit spreads and a large supply of new tax-exempt municipal bonds.

During the reporting period, the Federal Reserve Board (the "Fed") continued tightening interest rates, raising the Federal Funds Target Rate from 1.50% in August 2004 to 3.50% in August 2005. Consequently, interest rates throughout the short end of the yield curve rose as well. According to Municipal Market Data (MMD), yields on AAA-rated general obligation tax-exempt municipal bonds rose by 133 basis points for 1 year-maturity bonds, and tapered to a 4 basis point increase for 9-year maturity bonds.

1 The shares of the Fund were redesignated as Class A Shares effective January 1, 2005.

2 The LB7GO is an unmanaged index of municipal bonds, issued after January 1, 1991, with a minimum credit rating of at least Baa, which have been issued as part of a transaction of at least $50 million, have a maturity value of at least $5 million and a maturity range of six to eight years. The LB7GO also includes zero coupon bonds and bonds subject to the federal alternative minimum tax. It is not possible to invest directly in an index.

3 Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause a decline in their prices.

4 Income may be subject to the federal alternative minimum tax.

During the reporting period, long-term interest rates fell by as much as 53 basis points according to MMD. A variety of factors appeared to come together to cause long-term interest rates to fall in the face of the Fed's tightening of interest rates. High oil prices and signs of a slowing economy appeared to dampen inflation fears. At the same time, continued international turmoil and excess foreign capital kept the demand high for U.S. Treasury securities. The net effect was that the yield spread between 1- and 30-year AAA-rated general obligation tax-exempt bonds fell from 322 basis points to 141 basis points, and the tax-exempt municipal yield curve flattened, during the reporting period (that is, while securities provided higher incremental income or yield as maturities became longer, the amount of the increase in incremental income was less or flattened).

Credit spreads (the yield difference between AAA-rated tax-exempt municipal bonds and bonds of lower credit quality and similar maturity) tightened significantly during the reporting period. According to Lehman Brothers, Inc., the credit spread between their high yield municipal index, the Lehman Brothers Non-Investment Grade Municipal Bond Index, 5 and their investment grade municipal index, the Lehman Brothers Municipal Bond Index, 6 tightened from 313 basis points to 222 basis points. 7

The 12-month reporting period also saw a large supply of new tax-exempt municipal bonds. During calendar year 2004, issuance of new tax-exempt municipal bonds was the second-highest ever. This followed the record new issuance of tax-exempt municipal bonds in 2003. Issuance from January 1, 2005, through July 31, 2005, appeared to keep pace with the previous two calendar years.

5 The Lehman Brothers Non-Investment Grade Municipal Bond Index (LBNIGMBI) is a broad market performance benchmark for the high-yield, tax-exempt bond market. To be included in the LBNIGMBI, bonds must be non-rated or be rated Ba1 or below, have been issued as part of a transaction of at least $20 million, have an outstanding part value of at least $3 million, and have a remaining maturity of at least 1 year.

6 The Lehman Brothers Municipal Bond Index (LBMB) is a broad-based securities market index and a broad market performance benchmark for the tax-exempt bond market. To be included in the LBMB, bonds must have a minimum credit rating of Baa, have an outstanding par value of at least $3 million and be issued as part of a transaction of at least $50 million. The LBMB includes both zero coupon bonds and bonds subject to the federal alternative minimum tax.

7 Investment grade securities are securities that are rated at least "BBB" or unrated securities of a comparable quality. Non-investment grade (or high-yield) securities are securities that are not rated at least "BBB" or unrated securities of a comparable quality. Credit ratings are an indication of the risk that a security will default. They do not protect a security from credit risk. Lower-rated bonds typically offer higher yields to help compensate investors for the increased risk associated with them. Among these risks are lower creditworthiness, greater price volatility, more risk to principal and income than with higher-rated securities and increased possibilities of default.

During the reporting period, according to MMD, credit spreads on Michigan general obligation bonds widened by two to four basis points. This was reflective of Michigan's declining credit quality. In December, 2004, Fitch Ratings, a nationally recognized statistical rating organization (NRSRO), downgraded Michigan's general obligation bonds from AA+ to AA. Moody's Investors Service, another NRSRO, followed suit in January 2005, downgrading Michigan's general obligation bonds from Aa2 to Aa1. In March 2004, Standard & Poor's, another NRSRO, lowered Michigan's general obligation bond rating from AA+ to AA. 8

Supply of Michigan tax-exempt bonds through the first seven months of 2005 was more than double the same period in 2004.

DURATION 9 AND YIELD CURVE/MATURITY

As determined at the end of the reporting period, the fund's dollar-weighted average duration was 4.4 years. Duration management is a significant component of the fund's investment strategy. As an intermediate fund, much of the fund's holdings were positioned on the short and intermediate parts of the yield curve; this part of the yield curve saw rising short-term interest rates, and, hence, negative returns. The fund's duration was maintained short of the duration of the LB7GO during the reporting period. This duration position benefited the fund's performance relative to the LB7GO because the impact of rising short-term interest rates was somewhat counteracted.

8 Credit ratings pertain only to the securities in the portfolio and do not protect fund shares against market risk.

9 Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities with shorter durations.

SECTOR

The fund's best performing sectors were lower-quality sectors, including healthcare, lifecare, and industrial development bonds. These lower-quality sectors benefited from higher yields, improving credit quality, and tightening credit spreads. Lagging sectors for the fund included general obligation, single family housing and water and sewer bonds, which were higher-quality sectors that did not perform as well as the lower-quality sectors.

The fund's performance also benefited from having a number of holdings advance refunded. Advance refunding is a defeasance of the bonds, with U.S. Treasury securities held in escrow to guarantee the payment of principal and interest on the bonds to the appropriate call or maturity date. During the reporting period, 23 bonds in the fund's portfolio representing over $24 million in par value were advance refunded.

CREDIT QUALITY

The fund maintained a high-quality portfolio, with over 90% of the portfolio rated in one of the three highest rating categories (AAA, AA, and A) as of the end of the reporting period. Given the tightening of credit spreads in lower-quality, tax-exempt bonds, the fund's positioning had a negative impact on the fund's performance relative to the LBMB because higher-quality, tax-exempt bonds did not perform as well as lower-quality, tax-exempt bonds during the reporting period.

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,000 1 in the Federated Michigan Intermediate Municipal Trust (the "Fund") from August 31, 1995 to August 31, 2005, compared to the Lehman Brothers 7-Year General Obligations Municipal Bond Index (LB7GO) and the Lehman Brothers Municipal Bond Index (LBMB). 2

Average Annual Total Return [3] for the Period Ended 8/31/2005
1 Year	(0.29)%
5 Years	4.78%
10 Years	4.77%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum sales charge of 3.00%.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 3.00% ($10,000 investment minus $300 sales charge = $9,700). The Fund's performance assumes the reinvestment of all dividends and distributions. The LB7GO and the LBMB have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The LB7GO and the LBMB are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. These indexes are unmanaged and, unlike the Fund, are not affected by cashflows. It is not possible to invest directly in an index.

3 Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance, visit FederatedInvestors.com or call 1-800-341-7400.

Portfolio of Investments Summary Tables

At August 31, 2005, the Fund's credit-quality ratings composition 1 was as follows:

S&P Long-Term Ratings as Percentage of Total Investments [2]		Moody's Long-Term Ratings as Percentage of Total Investments [2]
AAA	54.4%	Aaa	53.1%
AA	27.8%	Aa	31.0%
A	7.3%	A	4.7%
BBB	3.8%	Baa	3.0%
BB	0.3%	Ba	0.3%
B	0.0%	B	0.0%
Not Rated by S&P	6.4%	Not Rated by Moody's	7.9%
TOTAL	100.0%	TOTAL	100.0%

1 These tables depict the long-term, credit-quality ratings assigned to the Fund's portfolio holdings by Standard & Poor's (S&P) and Moody's Investors Service (Moody's), each of which is a nationally recognized statistical rating organization (NRSRO). These credit-quality ratings are shown without regard to gradations within a given rating category. For example, securities rated "A-" have been included in the "A" rated category. Rated securities that have been prerefunded, but not rated again by the NRSRO, have been included in the "Not rated by..." category.

Rated securities include a security with an obligor and/or credit enhancer that has received a rating from an NRSRO with respect to a class of debt obligations that is comparable in priority and security with the security held by the Fund. Credit-quality ratings are an assessment of the risk that a security will default in payment and do not address other risks presented by the security. Please see the descriptions of credit-quality ratings in the Fund's Statement of Additional Information.

Holdings that are rated only by a different NRSRO than the one identified have been included in the "Not rated by..." category. Of the portfolio's total investments, all securities have received a rating by one of these NRSROs.

2 Percentages are based on total investments, which may differ from the Fund's total net assets used in computing the percentages in the Portfolio of Investments which follows.

Portfolio of Investments

August 31, 2005

Principal Amount		Credit Rating	[1]	Value
	MUNICIPAL BONDS--98.6%
	Michigan--98.6%
$500,000	Anchor Bay, MI School District, Refunding UT GO Bonds (Series III), 5.50% (Q-SBLF GTD), 5/1/2014	AA/Aa2		$558,915
1,000,000	Anchor Bay, MI School District, Refunding UT GO Bonds (Series III), 5.50% (Q-SBLF GTD), 5/1/2017	AA/Aa2		1,117,010
365,000	Anchor Bay, MI School District, School Building & Site UT GO Bonds (Series II), 6.125% (FGIC INS), 5/1/2011	AAA/Aaa		417,570
500,000	Anchor Bay, MI School District, School Building & Site UT GO Bonds, 5.00% (Q-SBLF GTD), 5/1/2012	AA/Aa2		548,025
1,070,000	Anchor Bay, MI School District, UT GO Bonds (Series 1999I), 5.75% (U.S. Treasury PRF 5/1/2009 @ 100)/(Original Issue Yield: 5.80%), 5/1/2014	AAA/Aaa		1,168,482
1,120,000	Ann Arbor, MI Building Authority, Refunding LT GO Bonds (Series 2005A), 5.00% (MBIA Insurance Corp. INS), 3/1/2013	AAA/Aaa		1,232,694
500,000	Avondale, MI School District, School Building & Site UT GO Bonds, 5.00% (Q-SBLF GTD), 5/1/2010	AA/Aa2		538,820
1,500,000	Bishop, MI International Airport Authority, Revenue Bonds (Series 199B), 5.125% (American Capital Access INS)/ (Original Issue Yield: 5.25%), 12/1/2017	A/NR		1,577,295
1,090,000	Boyne City, MI Public School District, UT GO Bonds, 5.60% (U.S. Treasury PRF 5/1/2009 @ 100)/(Original Issue Yield: 5.70%), 5/1/2014	AAA/Aaa		1,184,699
1,215,000	Bridgeport Spaulding, MI Community School District, UT GO Bonds, 5.50% (Q-SBLF GTD), 5/1/2015	AA/Aa2		1,358,698
1,125,000	Brighton Township, MI, LT GO Sanitary Sewer Drainage District, 5.25% (FSA INS)/(Original Issue Yield: 5.68%), 10/1/2020	AAA/Aaa		1,191,892
1,875,000	Caledonia, MI Community Schools, Refunding UT GO Bonds, 5.00% (MBIA Insurance Corp. INS), 5/1/2016	AAA/Aaa		2,072,287
2,050,000	Caledonia, MI Community Schools, UT GO Bonds, 5.40% (U.S. Treasury PRF 5/1/2010 @ 100)/(Original Issue Yield: 5.48%), 5/1/2018	AA/Aa2		2,246,021
860,000	Central Michigan University, Revenue Bonds, 5.20% (U.S. Treasury PRF 4/1/2007 @ 101)/(Original Issue Yield: 5.227%), 10/1/2009	AAA/Aaa		898,244
1,775,000	Charles Stewart Mott Community College, MI, Building & Improvement UT GO Bonds, 5.50% (FGIC INS)/(Original Issue Yield: 5.63%), 5/1/2018	AAA/Aaa		1,952,358
1,070,000	Charlevoix, MI Public School District, Refunding UT GO Bonds, 5.25% (Q-SBLF GTD), 5/1/2014	AA/Aa2		1,172,687
Principal Amount		Credit Rating	[1]	Value
	MUNICIPAL BONDS--continued
	Michigan--continued
$1,245,000	Charlevoix, MI Public School District, Refunding UT GO Bonds, 5.25% (Q-SBLF GTD), 5/1/2016	AA/Aa2		$1,366,661
1,690,000	Chippewa Valley, MI Schools, Refunding UT GO Bonds, 5.00% (Q-SBLF GTD), 5/1/2009	AA/Aa2		1,800,289
1,775,000	Chippewa Valley, MI Schools, School Building & Site Refunding Bonds, 5.50% (U.S. Treasury PRF 5/1/2012 @ 100), 5/1/2015	AA/Aa2		1,994,691
1,000,000	Cornell Township MI, Economic Development Corp., Refunding Revenue Bonds, 5.875% (MeadWestvaco Corp.)/(U.S. Treasury PRF 5/1/2012 @ 100), 5/1/2018	AAA/Baa2		1,145,960
1,000,000	Detroit, MI Sewage Disposal System, Senior Lien Refunding Revenue Bonds (Series 2003A), 5.00% (FSA INS), 7/1/2009	AAA/Aaa		1,067,570
500,000	Detroit, MI Water Supply System, Second Lien Revenue Bonds (Series 1995A), 5.10% (MBIA Insurance Corp. INS)/(Original Issue Yield: 5.20%), 7/1/2007	AAA/Aaa		519,165
1,000,000	Detroit, MI Water Supply System, Senior Lien Revenue Bonds (Series 1999A), 5.75% (U.S. Treasury PRF 1/1/2010 @ 101)/ (Original Issue Yield: 5.84%), 7/1/2019	AAA/Aaa		1,113,020
2,070,000	Detroit, MI Water Supply System, Senior Lien Bonds, 5.00% (FGIC INS), 7/1/2014	AAA/Aaa		2,294,947
1,335,000	Detroit, MI, Refunding UT GO Bonds, 5.75% (FSA INS), 4/1/2010	AAA/Aaa		1,469,741
1,000,000	Detroit, MI, UT GO Bonds (Series 1999A), 5.00% (FSA INS)/ (Original Issue Yield: 5.16%), 4/1/2019	AAA/Aaa		1,064,300
1,000,000	Detroit, MI, UT GO Bonds, (Series A-1), 5.375% (MBIA Insurance Corp. INS), 4/1/2017	AAA/Aaa		1,105,080
1,000,000	Detroit, MI, UT GO Refunding Bonds, 5.25% (AMBAC INS)/ (Original Issue Yield: 5.29%), 5/1/2008	AAA/Aaa		1,056,100
1,000,000	Detroit/Wayne County, MI Stadium Authority, Revenue Bonds, 5.25% (FGIC INS)/(Original Issue Yield: 5.55%), 2/1/2011	AAA/Aaa		1,049,670
1,000,000	Dickinson County, MI Economic Development Corp., Refunding Environmental Improvement Revenue Bonds (Series 2002A), 5.75% (International Paper Co.), 6/1/2016	BBB/Baa2		1,079,480
2,000,000	Dickinson County, MI Economic Development Corp., Refunding PCR Bonds (Series 2004A), 4.80% (International Paper Co.), 11/1/2018	BBB/Baa2		2,015,080
1,925,000	East Grand Rapids, MI Public School District, Refunding UT GO Bonds (Series 2001), 5.50% (Q-SBLF GTD), 5/1/2019	AA/Aa2		2,130,109
2,270,000	East Lansing, MI School District, Refunding UT GO Bonds (Series 2005B), 5.00% (MBIA Insurance Corp. INS), 5/1/2014	AAA/Aaa		2,513,957
315,000	East Lansing, MI, UT GO Refunding Bonds (Series 1993B), 4.85%, 10/1/2007	AA/A1		315,491
Principal Amount		Credit Rating	[1]	Value
	MUNICIPAL BONDS--continued
	Michigan--continued
$1,000,000	Ecorse, MI Public School District, UT GO Bonds, 5.50% (U.S. Treasury PRF 5/1/2008 @ 101)/(Original Issue Yield: 5.59%), 5/1/2017	AAA/Aaa		$1,071,950
1,100,000	Farmington, MI Public School District, UT GO Bonds, 4.00% (Q-SBLF GTD)/(Original Issue Yield: 4.27%), 5/1/2009	AA/Aa2		1,133,946
675,000	Ferris State University, MI, Revenue Bonds, 5.40% (U.S. Treasury PRF 4/1/2007 @ 101)/(Original Issue Yield: 5.45%), 10/1/2009	AAA/Aaa		707,096
1,000,000	Forest Hills, MI Public School, Refunding UT GO Bonds, 5.00%, 5/1/2012	AA/Aa2		1,096,050
2,000,000	Forest Hills, MI Public School, UT GO Bonds, 5.25% (Original Issue Yield: 5.50%), 5/1/2019	NR/Aa2		2,178,320
1,075,000	Gibraltar, MI School District, School Building & SIte UT GO Bonds, 5.00% (FGIC INS), 5/1/2012	AAA/Aaa		1,178,254
1,000,000	Grand Blanc, MI Community Schools, School Building & Site UT GO Bonds, 5.00% (FSA INS), 5/1/2015	AAA/Aaa		1,101,200
200,000	Grand Rapids, MI Downtown Development Authority, Tax Increment Revenue Bonds, 6.60% (MBIA Insurance Corp. INS)/ (Original Issue Yield: 6.70%), 6/1/2008	AAA/Aaa		202,608
1,000,000	Harper Creek, MI Community School District, UT GO Bonds, 5.125% (U.S. Treasury PRF 5/1/2011 @ 100)/(Original Issue Yield: 5.21%), 5/1/2021	AA/Aa2		1,094,550
1,000,000	Hartland, MI Consolidated School District, Refunding UT GO Bonds, 5.375% (Q-SBLF GTD), 5/1/2016	AA/Aa2		1,098,000
1,650,000	Hartland, MI Consolidated School District, UT GO Bonds, 5.75% (Q-SBLF GTD), 5/1/2010	AA/Aa2		1,831,352
1,315,000	Hazel Park, MI School District, UT GO Bonds, 5.00% (Q-SBLF GTD), 5/1/2013	AA/Aa2		1,433,363
1,660,000	Hemlock, MI Public School District, UT GO Bonds, 5.50% (U.S. Treasury PRF 11/1/2011 @ 100), 5/1/2018	AA/Aa2		1,858,752
1,375,000	Howell, MI Public Schools, Refunding UT GO Bonds (Series 2001), 5.25% (Q-SBLF GTD), 5/1/2014	AA/Aa2		1,499,493
1,575,000	Howell, MI Public Schools, Refunding UT GO Bonds, 5.25% (Q-SBLF GTD), 5/1/2017	AA/Aa2		1,716,750
2,000,000	Howell, MI Public Schools, UT GO Bonds, 5.875% (U.S. Treasury PRF 5/1/2009 @ 100)/(Original Issue Yield: 5.95%), 5/1/2022	AAA/Aaa		2,192,680
2,000,000	Jackson County, MI Public Schools, UT GO Bonds, 5.60% (U.S. Treasury PRF 5/1/2010 @ 100)/(Original Issue Yield: 5.70%), 5/1/2019	AAA/Aaa		2,208,460
1,575,000	Jenison, MI Public Schools, UT GO Refunding Bonds, 5.25% (FGIC INS), 5/1/2011	AAA/Aaa		1,733,760
Principal Amount		Credit Rating	[1]	Value
	MUNICIPAL BONDS--continued
	Michigan--continued
$1,350,000	Kalamazoo, MI City School District, Building & Site UT GO Bonds, 5.00% (FSA INS), 5/1/2013	AAA/Aaa		$1,458,608
1,345,000	Kent County, MI, Capital Improvement LT GO Bonds (Series 2004A), 5.00%, 12/1/2020	AAA/Aaa		1,470,367
1,250,000	Kent Hospital Finance Authority, MI, Revenue Bonds (Series 2005A), 5.50% (Metropolitan Hospital), 7/1/2020	BBB/NR		1,341,688
1,000,000	Kent Hospital Finance Authority, MI, Revenue Bonds, 5.50% (Spectrum Health)/(U.S. Treasury PRF 7/15/2011 @ 101), 1/15/2015	AA/Aa3		1,120,800
1,925,000	Lake Fenton, MI Community Schools, UT GO Bonds, 5.50% (Q-SBLF GTD), 5/1/2017	AA/Aa2		2,150,244
1,000,000	Lake Orion, MI School District, UT GO Bonds (Series 2000A), 5.75% (U.S. Treasury PRF 5/1/2010 @ 100)/(Original Issue Yield: 5.89%), 5/1/2015	AAA/Aaa		1,110,690
1,700,000	Lake Superior State University, MI, General Revenue Bonds, 5.50% (AMBAC INS), 11/15/2021	AAA/Aaa		1,890,077
1,000,000	Lanse Creuse, MI Public Schools, UT GO Bonds (Series 2000), 5.40% (U.S. Treasury PRF 5/1/2010 @ 100)/(Original Issue Yield: 5.50%), 5/1/2016	AAA/Aaa		1,095,620
500,000	Lansing, MI Sewer Disposal System, Refunding Revenue Bonds, 5.00% (FGIC INS), 5/1/2011	AAA/Aaa		543,985
1,000,000	Madison, MI District Public Schools, Refunding UT GO Bonds, 5.50% (U.S. Treasury PRF 5/1/2009 @ 100), 5/1/2015	AAA/Aaa		1,083,440
2,000,000	Mattawan, MI Consolidated School District, UT GO Bonds, 5.65% (U.S. Treasury PRF 5/1/2010 @ 100)/(Original Issue Yield: 5.67%), 5/1/2018	AAA/Aaa		2,212,760
1,350,000	Michigan Higher Education Student Loan Authority, Student Loan Revenue Bonds, (Series XVII-A), 5.65% (AMBAC INS), 6/1/2010	AAA/Aaa		1,394,064
1,000,000	Michigan Municipal Bond Authority, Refunding Revenue Bonds (Series 2002), 5.25% (Clean Water Revolving Fund), 10/1/2008	AAA/Aaa		1,065,610
1,000,000	Michigan Municipal Bond Authority, Revenue Bonds (Series 2003C), 5.00% (Local Government Loan Program), 5/1/2008	AA/Aa2		1,050,270
1,000,000	Michigan Municipal Bond Authority, Revenue Bonds (Series 2005B), 5.00% (Detroit, MI City School District)/ (FSA INS), 6/1/2013	AAA/NR		1,093,890
1,000,000	Michigan Municipal Bond Authority, Revenue Bonds (Series 2005B), 5.00% (Detroit, MI City School District)/ (FSA INS), 6/1/2015	AAA/NR		1,101,070
1,200,000	Michigan Municipal Bond Authority, Revenue Bonds, 5.25% (Clean Water Revolving Fund), 10/1/2009	AAA/Aaa		1,297,968
Principal Amount		Credit Rating	[1]	Value
	MUNICIPAL BONDS--continued
	Michigan--continued
$1,000,000	Michigan Municipal Bond Authority, Revenue Bonds, 5.75% (Clean Water Revolving Fund)/(U.S. Treasury PRF 10/1/2009 @ 101), 10/1/2015	AAA/Aaa		$1,108,680
1,455,000	Michigan Municipal Bond Authority, Revenue Bonds, 5.25% (Drinking Water Revolving Fund), 10/1/2007	AAA/Aaa		1,523,458
810,000	Michigan Municipal Bond Authority, Revenue Bonds, 5.50% (State Revolving Fund), 10/1/2006	AAA/Aaa		832,939
2,190,000	Michigan Municipal Bond Authority, Revenue Bonds, 5.625% (Drinking Water Revolving Fund)/(U.S. Treasury PRF 10/1/2009 @ 101), 10/1/2013	AAA/Aaa		2,417,585
2,500,000	Michigan Public Power Agency, Belle River Project Refunding Revenue Bonds (Series 2002A), 5.25% (MBIA Insurance Corp. INS), 1/1/2010	AAA/Aaa		2,708,350
1,500,000	Michigan Public Power Agency, Belle River Project Refunding Revenue Bonds (Series 2002A), 5.25% (MBIA Insurance Corp. INS), 1/1/2014	AAA/Aaa		1,684,215
500,000	Michigan Public Power Agency, Campbell Project Refunding Revenue Bonds (Series 1997A), 5.50% (AMBAC INS), 1/1/2006	AAA/Aaa		504,475
1,000,000	Michigan State Building Authority, Facilities Program Refunding Revenue Bonds (Series 2001I), 5.50%, 10/15/2019	AA-/Aa3		1,113,100
1,000,000	Michigan State Building Authority, Revenue Bonds, 5.00% (State Police Communication System)/(MBIA Insurance Corp. INS), 10/1/2008	AAA/Aaa		1,057,100
1,100,000	Michigan State Building Authority, Revenue Refunding Bonds, (Series 1), 4.75% (Original Issue Yield: 4.98%), 10/15/2018	AA-/Aa3		1,148,664
1,000,000	Michigan State Comprehensive Transportation Board, Revenue Bonds (Series 2002B), 5.00% (FSA INS), 5/15/2008	AAA/Aaa		1,050,890
1,500,000	Michigan State Hospital Finance Authority, Hospital Refunding Revenue Bonds (Series 2003A), 5.50% (Henry Ford Health System, MI), 3/1/2013	A-/A1		1,651,185
1,000,000	Michigan State Hospital Finance Authority, Hospital Refunding Revenue Bonds, 5.75% (Sparrow Obligated Group, MI), 11/15/2016	A+/A1		1,100,480
1,200,000	Michigan State Hospital Finance Authority, Hospital Revenue Bonds (Series 2005), 5.00% (Sparrow Obligated Group, MI)/ (MBIA Insurance Corp. INS), 11/15/2016	AAA/Aaa		1,310,808
1,000,000	Michigan State Hospital Finance Authority, Hospital Revenue Bonds (Series 2005), 5.00% (Sparrow Obligated Group, MI)/ (MBIA Insurance Corp. INS), 11/15/2017	AAA/Aaa		1,088,120
1,000,000	Michigan State Hospital Finance Authority, Hospital Revenue Bonds (Series 2005A), 5.00% (Marquette General Hospital, MI), 5/15/2012	NR/Baa1		1,059,640
Principal Amount		Credit Rating	[1]	Value
	MUNICIPAL BONDS--continued
	Michigan--continued
$1,000,000	Michigan State Hospital Finance Authority, Hospital Revenue Bonds (Series 2005A), 5.00% (Marquette General Hospital, MI), 5/15/2013	NR/Baa1		$1,059,160
1,000,000	Michigan State Hospital Finance Authority, Refunding Revenue Bonds (Series 1998A), 4.90% (St. John Hospital, MI)/ (U.S. Treasury PRF)/(Original Issue Yield: 5.05%), 5/15/2013	AAA/#Aaa		1,050,380
1,300,000	Michigan State Hospital Finance Authority, Refunding Revenue Bonds (Series 2002A), 5.50% (Crittenton Hospital, MI), 3/1/2016	A+/A2		1,409,434
1,175,000	Michigan State Hospital Finance Authority, Refunding Revenue Bonds (Series A), 6.00% (Trinity Healthcare Credit Group)/(Original Issue Yield: 6.14%), 12/1/2020	AA-/Aa3		1,300,631
1,000,000	Michigan State Hospital Finance Authority, Revenue & Refunding Bonds (Series 1998A), 5.10% (McLaren Health Care Corp.)/(Original Issue Yield: 5.15%), 6/1/2013	NR/A1		1,039,410
2,000,000	Michigan State Hospital Finance Authority, Revenue Bonds (Series 1993P), 5.375% (Sisters of Mercy Health System)/(MBIA Insurance Corp. INS)/(Original Issue Yield: 5.55%), 8/15/2014	AAA/Aaa		2,202,080
1,325,000	Michigan State Hospital Finance Authority, Revenue Bonds (Series 1997W), 5.00% (Mercy Health Services)/(U.S. Treasury COL)/(Original Issue Yield: 5.26%), 8/15/2011	NR/Aa2		1,386,772
2,000,000	Michigan State Hospital Finance Authority, Revenue Bonds (Series 1999A), 6.00% (Ascension Health Credit Group)/(MBIA Insurance Corp. INS), 11/15/2011	AAA/Aaa		2,211,780
2,000,000	Michigan State Hospital Finance Authority, Revenue Bonds (Series 2005C), 5.00% (McLaren Health Care Corp.), 8/1/2020	NR/A1		2,126,120
1,500,000	Michigan State Hospital Finance Authority, Revenue Bonds, 5.00% (Oakwood Obligated Group), 11/1/2010	A/A2		1,588,125
480,000	Michigan State Hospital Finance Authority, Revenue Bonds, 5.20% (Sparrow Obligated Group, MI)/(U.S. Treasury PRF 11/15/2006 @ 102), 11/15/2007	AAA/Aaa		502,354
450,000	Michigan State Hospital Finance Authority, Revenue Bonds, 5.30% (Sparrow Obligated Group, MI)/(U.S. Treasury PRF 11/15/2006 @ 102), 11/15/2008	AAA/Aaa		471,488
450,000	Michigan State Hospital Finance Authority, Revenue Bonds, 5.40% (Sparrow Obligated Group, MI)/(U.S. Treasury PRF 11/15/2006 @ 102), 11/15/2009	AAA/Aaa		472,014
1,000,000	Michigan State Hospital Finance Authority, Revenue Refunding Bonds, 5.00% (Chelsea Community Hospital)/(Original Issue Yield: 5.30%), 5/15/2012	BBB/NR		1,010,070
600,000	Michigan State Hospital Finance Authority, Revenue Refunding Bonds, (Series A), 5.10% (Henry Ford Health System, MI)/ (Original Issue Yield: 5.20%), 11/15/2007	A-/A1		619,770
Principal Amount		Credit Rating	[1]	Value
	MUNICIPAL BONDS--continued
	Michigan--continued
$1,400,000	Michigan State Hospital Finance Authority, Revenue Refunding Bonds, (Series A), 5.50% (MidMichigan Obligated Group)/ (FSA INS), 6/1/2008	AAA/Aaa		$1,485,456
565,000	Michigan State Housing Development Authority, LO MFH Revenue Refunding Bonds (Series 2000A), 6.30% (Oakbrook Villa Townhomes)/(GNMA Collateralized Home Mortgage Program GTD), 7/20/2019	NR/Aaa		605,053
1,000,000	Michigan State Housing Development Authority, SFM Revenue Bonds (Series 2001A), 5.30% (MBIA Insurance Corp. INS), 12/1/2016	AAA/Aaa		1,041,200
10,000	Michigan State South Central Power Agency, Power Supply System Revenue Bond, 5.80% (U.S. Treasury PRF)/(Original Issue Yield: 5.90%), 11/1/2005	AAA/Aaa		10,051
390,000	Michigan State South Central Power Agency, Power Supply System Revenue Refunding Bonds, 5.80% (MBIA Insurance Corp. INS)/(Original Issue Yield: 5.90%), 11/1/2005	AAA/Aaa		391,946
820,000	Michigan State Strategic Fund, Revenue Bonds (Series 2004), 5.00% (NSF International), 8/1/2013	A-/NR		880,901
2,000,000	Michigan State Strategic Fund, Revenue Bonds, 4.25% TOBs (Republic Services, Inc.), Mandatory Tender 4/1/2014	BBB+/NR		1,985,040
175,000	Michigan State Strategic Fund, Revenue Bonds, 5.30% (Porter Hills Presbyterian Village, Inc.)/(Original Issue Yield: 5.422%), 7/1/2018	BBB+/NR		180,159
325,000	Michigan State Strategic Fund, Revenue Bonds, 5.30% (Porter Hills Presbyterian Village, Inc.)/(U.S. Treasury PRF 7/1/2008 @ 101)/(Original Issue Yield: 5.422%), 7/1/2018	BBB+/NR		347,354
1,105,000	Michigan State Strategic Fund, Revenue Bonds, (Series A), 5.40% (NSF International)/(U.S. Treasury PRF 8/1/2007 @ 101), 8/1/2010	NR/Aa3		1,162,162
1,065,000	Michigan State Strategic Fund, Revenue Bonds, (Series A), 5.50% (NSF International)/(U.S. Treasury PRF 8/1/2007 @ 101), 8/1/2011	NR/Aa3		1,122,052
600,000	Michigan State Strategic Fund, Revenue Refunding Bonds, (Series A), 7.10% (Ford Motor Co.)/(Original Issue Yield: 7.127%), 2/1/2006	BB+/Ba1		601,500
1,950,000	Michigan State Trunk Line, Refunding Revenue Bonds (Series 1998A), 5.25%, 11/1/2012	AA/Aa3		2,177,000
1,000,000	Michigan State Trunk Line, Refunding Revenue Bonds, 5.25% (FSA INS), 11/1/2012	AAA/Aaa		1,116,410
1,000,000	Michigan State Trunk Line, Refunding Revenue Bonds, 5.25% (FSA INS), 11/1/2013	AAA/Aaa		1,122,950
1,000,000	Michigan State Trunk Line, Revenue Bonds (Series 2001A), 5.50% (FSA INS), 11/1/2018	AAA/Aaa		1,115,600
Principal Amount		Credit Rating	[1]	Value
	MUNICIPAL BONDS--continued
	Michigan--continued
$3,000,000	Michigan State, Refunding UT GO Bonds, 5.00%, 12/1/2007	AA/Aa2		$3,133,320
1,250,000	Milan, MI Area Schools, UT GO Bonds (Series 2000A), 5.75% (U.S. Treasury PRF 5/1/2010 @ 100)/(Original Issue Yield: 5.86%), 5/1/2020	AAA/Aaa		1,388,363
300,000	Montague, MI Public School District, UT GO Bonds, 5.125% (FSA INS), 5/1/2006	AAA/Aaa		304,539
300,000	Montague, MI Public School District, UT GO Bonds, 5.125% (U.S. Treasury PRF 5/1/2006 @ 100), 5/1/2008	AAA/Aaa		304,647
2,000,000	Mount Clemens, MI Community School District, Refunding UT GO Bonds, 5.00% (FSA INS), 5/1/2014	AAA/Aaa		2,214,940
1,200,000	Newaygo, MI Public Schools, UT GO Bonds, 5.50% (U.S. Treasury PRF 5/1/2010 @ 100), 5/1/2014	AA/Aa2		1,319,904
500,000	Northville, MI Public School District, Refunding UT GO Bonds, 5.00% (U.S. Treasury PRF 5/1/2007 @ 100)/(Original Issue Yield: 5.05%), 5/1/2010	AAA/Aaa		516,680
1,765,000	Oakland County, MI EDC, LO Revenue Bonds (Series 1997), 5.50% (Lutheran Social Services of Michigan)/(U.S. Treasury PRF 6/1/2007 @ 102), 6/1/2014	NR/Aa3		1,875,048
1,250,000	Orchard View, MI Schools, School Building & Site Bonds (Series 2003), 5.00% (Q-SBLF GTD), 5/1/2010	AA/Aa2		1,347,050
1,000,000	Paw Paw, MI Public School District, School Building & Site UT GO Bonds, 5.50% (U.S. Treasury PRF 5/1/2010 @ 100)/(Original Issue Yield: 5.60%), 5/1/2020	AA/Aa2		1,099,920
275,000	Pewamo Westphalia, MI Community School District, UT GO Bonds, 5.00% (FGIC INS), 5/1/2006	AAA/Aaa		278,869
1,000,000	Pinckney, MI Community Schools, Refunding UT GO Bonds, 5.00% (FSA INS), 5/1/2016	AAA/Aaa		1,095,980
1,100,000	Plymouth-Canton, MI Community School District, Refunding UT GO Bonds, 4.50% (FGIC INS)/(Original Issue Yield: 4.55%), 5/1/2012	AAA/Aaa		1,132,197
500,000	Portage, MI Public Schools, UT GO Refunding Bonds, 4.35% (FSA INS)/(Original Issue Yield: 4.47%), 5/1/2011	AAA/Aaa		518,235
500,000	Portage, MI Public Schools, UT GO Refunding Bonds, 4.45% (FSA INS)/(Original Issue Yield: 4.57%), 5/1/2012	AAA/Aaa		518,320
1,625,000	River Rouge, MI School District, Refunding UT GO Bonds, 5.00% (FGIC INS), 5/1/2009	AAA/Aaa		1,731,048
1,000,000	Rochester, MI Community School District, UT GO Bonds, 5.50% (MBIA Insurance Corp. INS), 5/1/2006	AAA/Aaa		1,017,590
2,775,000	Rockford, MI Public Schools, Refunding UT GO Bonds, 5.00% (FSA INS), 5/1/2016	AAA/Aaa		3,066,986
1,155,000	Romeo, MI Community School District, Building & Site UT GO Bonds, 5.00% (U.S. Treasury PRF 5/1/2010 @ 100)/(Original Issue Yield: 5.12%), 5/1/2012	AA/Aa2		1,245,552
Principal Amount		Credit Rating	[1]	Value
	MUNICIPAL BONDS--continued
	Michigan--continued
$1,170,000	Romulus, MI Community Schools, UT GO Bonds, 6.00% (U.S. Treasury PRF 5/1/2009 @ 100), 5/1/2011	AAA/Aaa		$1,287,749
1,500,000	Roseville, MI School District, UT GO Bonds, 4.45% (FSA INS), 5/1/2006	AAA/Aaa		1,516,065
1,000,000	Saginaw, MI Hospital Finance Authority, Hospital Revenue Refunding Bonds (Series 2004G), 5.00% (Covenant Medical Center, Inc.), 7/1/2017	A/NR		1,055,830
1,500,000	Saginaw, MI Hospital Finance Authority, Refunding Revenue Bonds (Series 1999E), 5.625% (Covenant Medical Center, Inc.)/(MBIA Insurance Corp. INS), 7/1/2013	AAA/Aaa		1,632,960
5,000,000	Saginaw, MI Hospital Finance Authority, Revenue Bonds, (Series F), 6.50% (Covenant Medical Center, Inc.)/(Original Issue Yield: 6.645%), 7/1/2030	A/NR		5,498,550
2,000,000	Saline, MI Area Schools, UT GO Bonds (Series 2000A), 5.75% (U.S. Treasury PRF 5/1/2010 @ 100), 5/1/2018	AA/Aa2		2,221,380
1,000,000	Sault Ste Marie, MI Area Public Schools, UT GO Bonds, 5.375% (U.S. Treasury PRF 5/1/2009 @ 100)/(Original Issue Yield: 5.65%), 5/1/2019	AAA/Aaa		1,079,130
675,000	South Lyon, MI Community School District, UT GO Bonds, (Series A), 5.75% (U.S. Treasury PRF 5/1/2010 @ 100)/ (Original Issue Yield: 5.85%), 5/1/2019	AA/Aa2		749,716
1,165,000	South Lyon, MI Community School District, UT GO Bonds, (Series II), 5.25% (MBIA Insurance Corp. INS), 5/1/2016	AAA/Aaa		1,300,070
1,675,000	Southfield, MI Public Schools, UT GO School Building and Site Bonds (Series B), 5.00% (FSA INS), 5/1/2012	AAA/Aaa		1,835,884
1,250,000	Trenton, MI Building Authority, LT GO Bonds, 5.625% (AMBAC INS)/(Original Issue Yield: 5.73%), 10/1/2021	AAA/Aaa		1,389,950
170,000	Troy, MI City School District, Refunding UT GO Bonds, 4.75% (Q-SBLF GTD)/(Original Issue Yield: 4.80%), 5/1/2008	AA/Aa3		174,481
830,000	Troy, MI City School District, UT GO Bonds, 4.75% (U.S. Treasury PRF 5/1/2007 @ 100)/(Original Issue Yield: 4.80%), 5/1/2008	AA/Aa3		854,336
1,000,000	University of Michigan, Revenue Refunding Bonds, (Series A-1), 5.25%, 12/1/2009	AA+/Aa2		1,059,220
1,000,000	Utica, MI Community Schools, UT GO Bonds, 5.00% (Q-SBLF GTD), 5/1/2016	AA/Aa2		1,097,580
1,000,000	Utica, MI Community Schools, UT GO School Building & Site Refunding Bonds, 5.50% (Q-SBLF GTD), 5/1/2016	AA/Aa2		1,117,640
500,000	Walled Lake, MI Consolidated School District, School Building & Site UT GO Bonds, 5.00% (MBIA Insurance Corp. INS), 5/1/2012	AAA/Aaa		548,025
1,200,000	Washtenaw Community College, MI, UT GO Bonds, (Series A), 4.90% (Original Issue Yield: 4.90%), 4/1/2006	AA/Aa3		1,214,280
1,450,000	Waterford, MI School District, UT GO Refunding Bonds, 4.85% (Q-SBLF GTD)/(Original Issue Yield: 4.90%), 6/1/2010	AA/Aa3		1,469,488
Principal Amount		Credit Rating	[1]	Value
	MUNICIPAL BONDS--continued
	Michigan--continued
$1,000,000	Waverly, MI Community Schools, School Building and Site UT GO Bonds (Series 2000), 5.75% (U.S. Treasury PRF 5/1/2010 @ 100), 5/1/2015	AAA/Aaa		$1,110,690
1,000,000	Wayne County, MI Building Authority, LT GO Capital Improvement Bonds, 5.35% (MBIA Insurance Corp. INS)/ (Original Issue Yield: 5.40%), 6/1/2009	AAA/Aaa		1,037,330
2,000,000	Wayne Westland Community Schools, MI, UT GO Refunding Bonds, 5.00% (FSA INS), 5/1/2014	AAA/Aaa		2,214,940
1,775,000	West Bloomfield, MI School District, Refunding UT GO Bonds, 5.50% (U.S. Treasury PRF 5/1/2011 @ 100), 5/1/2015	AAA/Aaa		1,976,977
900,000	West Bloomfield, MI School District, UT GO Bonds, 5.70% (U.S. Treasury PRF 5/1/2010 @ 100)/(Original Issue Yield: 5.75%), 5/1/2014	AAA/Aaa		997,677
1,000,000	West Branch Rose City, MI Area School District, UT GO Bonds, 5.50% (U.S. Treasury PRF 5/1/2009 @ 100)/(Original Issue Yield: 5.60%), 5/1/2017	AAA/Aaa		1,083,440
800,000	West Ottawa, MI Public School District, UT GO Bonds (Series 2002A), 4.00% (Q-SBLF GTD), 5/1/2007	AA/Aa2		813,904
1,025,000	Whitehall, MI District Schools, UT GO Bonds, 5.50% (Q-SBLF GTD), 5/1/2016	AA/Aa2		1,143,490
1,400,000	Wyandotte, MI Electric Authority, Revenue Refunding Bonds, 6.25% (MBIA Insurance Corp. INS)/(Original Issue Yield: 6.55%), 10/1/2008	AAA/Aaa		1,471,596
	TOTAL MUNICIPAL BONDS (IDENTIFIED COST $200,029,897)			210,370,420
	SHORT-TERM MUNICIPALS--0.3%
	Michigan--0.3%
700,000	Michigan State Hospital Finance Authority, (Series 1999 A) Weekly VRDNs (Covenant Retirement Communities, Inc.)/(Lasalle Bank, N.A. LOC) (AT AMORTIZED COST)	A-1/NR		700,000
	TOTAL MUNICIPAL INVESTMENTS--98.9% (IDENTIFIED COST $200,729,897) [2]			211,070,420
	OTHER ASSETS AND LIABILITIES - NET--1.1%			2,233,702
	TOTAL NET ASSETS--100%			$213,304,122

Securities that are subject to the federal alternative minimum tax (AMT) represent 3.1% of the Fund's portfolio as calculated based upon total portfolio market value (percentage is unaudited).

1 Current credit ratings are unaudited.

2 The cost of investments for federal tax purposes amounts to $200,707,866.

Note: The categories of investments are shown as a percentage of total net assets at August 31, 2005.

The following acronyms are used throughout this portfolio:

AMBAC	--American Municipal Bond Assurance Corporation
COL	--Collateralized
EDC	--Economic Development Commission
FGIC	--Financial Guaranty Insurance Company
FSA	--Financial Security Assurance, Inc.
GNMA	--Government National Mortgage Association
GO	--General Obligation
GTD	--Guaranteed
INS	--Insured
LO	--Limited Obligation
LOC	--Letter of Credit
LT	--Limited Tax
MFH	--Multi-Family Housing
PCR	--Pollution Control Revenue
PRF	--Prerefunded
Q-SBLF	--Qualified State Bond Loan Fund
SFM	--Single Family Mortgage
TOBs	--Tender Option Bonds
UT	--Unlimited Tax
VRDNs	--Variable Rate Demand Notes

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

August 31, 2005

Assets:
Total investments in securities, at value (identified cost $200,729,897)		$211,070,420
Cash		9,022
Income receivable		3,140,700
Receivable for shares sold		217,380
TOTAL ASSETS		214,437,522
Liabilities:
Payable for shares redeemed	$838,531
Income distribution payable	253,144
Payable for shareholder services fee (Note 5)	12,725
Accrued expenses	29,000
TOTAL LIABILITIES		1,133,400
Net assets for 18,994,383 shares outstanding		$213,304,122
Net Assets Consist of:
Paid-in capital		$205,069,948
Net unrealized appreciation of investments		10,340,523
Accumulated net realized loss on investments and futures contracts		(2,106,279)
Accumulated net investment income (loss)		(70)
TOTAL NET ASSETS		$213,304,122
Net Asset Value, Offering Price and Redemption Proceeds per Share:
Net asset value per share ($213,304,122 ÷ 18,994,383 shares outstanding), no par value, unlimited shares authorized		$11.23
Offering price per share (100/97.00 of $11.23) [1]		$11.58
Redemption proceeds per share		$11.23

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended August 31, 2005

Investment Income:
Interest			$9,329,186
Expenses:
Investment adviser fee (Note 5)		$844,890
Administrative personnel and services fee (Note 5)		166,516
Custodian fees		12,094
Transfer and dividend disbursing agent fees and expenses		41,927
Directors'/Trustees' fees		3,073
Auditing fees		18,605
Legal fees		8,218
Portfolio accounting fees		76,450
Shareholder services fee (Note 5)		511,612
Share registration costs		20,843
Printing and postage		15,303
Insurance premiums		9,061
Miscellaneous		1,631
TOTAL EXPENSES		1,730,223
Waivers (Note 5):
Waiver of investment adviser fee	$(287,839)
Waiver of administrative personnel and services fee	(12,168)
Waiver of shareholder services fee	(363,757)
TOTAL WAIVERS		(663,764)
Net expenses			1,066,459
Net investment income			8,262,727
Realized and Unrealized Gain (Loss) on Investments and Futures Contracts:
Net realized gain on investments			306,723
Net realized gain on futures contracts			84,010
Net change in unrealized appreciation of investments			(3,080,826)
Net change in unrealized appreciation of futures contracts			(20,477)
Net realized and unrealized loss on investments and futures contracts			(2,710,570)
Change in net assets resulting from operations			$5,552,157

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended August 31	2005	2004
Increase (Decrease) in Net Assets
Operations:
Net investment income	$8,262,727	$6,049,930
Net realized gain (loss) on investments, futures contracts and swap contracts	390,733	(1,611,390)
Net change in unrealized appreciation/depreciation of investments and futures contracts	(3,101,303)	3,320,726
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	5,552,157	7,759,266
Distributions to Shareholders:
Distributions from net investment income	(8,246,812)	(6,048,516)
Share Transactions:
Proceeds from sale of shares	35,738,337	49,546,216
Proceeds from shares issued in connection with the tax-free transfer of assets from Golden Oak Michigan Tax-Free Bond Fund	58,659,582	--
Net asset value of shares issued to shareholders in payment of distributions declared	4,621,790	2,705,245
Cost of shares redeemed	(47,234,100)	(37,708,370)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	51,785,609	14,543,091
Change in net assets	49,090,954	16,253,841
Net Assets:
Beginning of period	164,213,168	147,959,327
End of period (including accumulated net investment income (loss) of $(70) and $(59), respectively)	$213,304,122	$164,213,168

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

August 31, 2005

1. ORGANIZATION

Federated Municipal Securities Income Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust consists of seven portfolios. The financial statements included herein are only those of Federated Michigan Intermediate Municipal Trust (the "Fund"), a non-diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The investment objective of the Fund is to provide current income exempt from federal regular income tax and personal income taxes imposed by the state of Michigan and Michigan municipalities. Interest income from the Fund's investments may be subject to the federal alternative minimum tax for individuals and corporations. The Fund offers one class of shares: Class A Shares.

On September 29, 2004, the Fund received assets from Golden Oak Michigan Tax-Free Bond Fund as a result of a tax-free reorganization, as follows:

	Shares of the Fund Issued	Golden Oak Michigan Tax-Free Bond Fund Net Assets Received	Unrealized Appreciation [1]	Net Assets of the Fund Prior to Combination	Net Assets of Golden Oak Michigan Tax-Free Bond Fund Immediately Prior to Combination	Net Assets of the Fund Immediately After Combination
Golden Oak Michigan Tax- Free Bond Fund Class A Shares	5,090,009	$58,076,940	$3,621,705	--	$58,076,940	--
Golden Oak Michigan Tax- Free Bond Fund Class B Shares	51,065	582,642	11,721	--	582,642	--
TOTAL	5,141,074	$58,659,582	$3,633,426	$159,760,822	$58,659,582	$218,420,404

1 Unrealized Appreciation is included in the Golden Oak Michigan Tax-Free Bond Fund Net Assets Received amount shown above.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles (GAAP) in the United States of America.

Investment Valuation

Municipal bonds are valued by an independent pricing service, taking into consideration yield, liquidity, risk, credit quality, coupon, maturity, type of issue, and any other factors or market data the pricing service deems relevant. The Fund generally values short-term securities according to prices furnished by an independent pricing service, except that short-term securities with remaining maturities of less than 60 days at the time of purchase may be valued at amortized cost. Prices furnished by an independent pricing service are intended to be indicative of the mean between the bid and asked prices currently offered to institutional investors for the securities. Securities for which no quotations are readily available are valued at fair value as determined in accordance with procedures established by and under general supervision of the Board of Trustees (the "Trustees").

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Distributions to shareholders are recorded on the ex-dividend date. Distributions of net investment income are declared daily and paid monthly. Non-cash dividends included in dividend income, if any, are recorded at fair value.

Premium and Discount Amortization

All premiums and discounts on fixed-income securities are amortized/accreted for financial statement purposes.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the "Code") and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Swap Contracts

The Fund may enter into swap contracts. A swap is an exchange of cash payments between the Fund and another party, which is based on a specific financial index. The value of the swap is adjusted daily and the change in value is recorded as unrealized appreciation or depreciation. When a swap contract is closed, the Fund recognizes a realized gain or loss. The swap contracts entered into by the Fund are on a forward settling basis. For the year ended August 31, 2005, the Fund had no realized gain (loss) on swap contracts.

Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of their contract and from unanticipated changes in the value of the financial index on which the swap agreement is based. The Fund uses swaps for hedging purposes to reduce its exposure to interest rate fluctuations.

At August 31, 2005, the Fund had no open swap contracts.

Futures Contracts

The Fund periodically may sell bond interest rate futures contracts to manage duration and to potentially reduce transaction costs. Upon entering into a bond interest rate futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a "variation margin" account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. For the year ended August 31, 2005, the Fund had net realized gains on future contracts of $84,010.

At August 31, 2005, the Fund had no open futures contracts.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis. Realized gains and losses from investment transactions are recorded on an identified cost basis.

3. SHARES OF BENEFICIAL INTEREST

The following table summarizes share activity:

Year Ended August 31	2005	2004
Shares sold	3,169,167	4,306,696
Shares issued in connection with tax-free transfer of assets from Golden Oak Michigan Tax-Free Bond Fund	5,141,074	--
Shares issued to shareholders in payment of distributions declared	410,527	237,993
Shares redeemed	(4,187,599)	(3,333,020)
NET CHANGE RESULTING FROM SHARE TRANSACTIONS	4,533,169	1,211,669

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to differing treatments for capital loss carryforwards acquired in a merger and discount accretion/premium amortization on debt securities.

For the year ended August 31, 2005, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Paid-in Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Losses
$100,970	$(15,926)	$(85,044)

Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended August 31, 2005 and 2004, was as follows:

	2005	2004
Tax-exempt income	$8,246,812	$6,048,516

As of August 31, 2005, the components of distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income	$253,074
Net unrealized appreciation	$10,362,554
Capital loss carryforward	$(2,128,310)

At August 31, 2005, the cost of investments for federal tax purposes was $200,707,866. The net unrealized appreciation of investments for federal tax purposes was $10,362,554. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $10,387,378 and net unrealized depreciation from investments for those securities having an excess of cost over value of $24,824.

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for discount accretion/premium amortization on debt securities.

At August 31, 2005, the Fund had a capital loss carryforward of $2,128,310 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2008	$ 804,301
2009	$ 2,481
2011	$ 100,968
2012	$ 16,083
2013	$ 1,204,477

As a result of the tax-free transfer of assets from the Golden Oak Michigan Tax-Free Bond Fund, certain capital loss carryforwards listed above may be limited.

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 0.40% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended August 31, 2005, the Adviser voluntarily waived $287,839 of its fee.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of all Federated funds as specified below:

Maximum Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended August 31, 2005, the net fee paid to FAS was 0.073% of average aggregate daily net assets of the Fund.

Sales Charges

For the year ended August 31, 2005, Federated Securities Corp., the principal distributor, retained $22,067 of contingent deferred sales charges relating to redemptions of the Fund's Shares. See "What Do Shares Cost?" in the Prospectus.

Shareholder Services Fee

The Fund may pay fees (Service Fees) up to 0.25% of the average daily net assets of the Fund's Class A Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC), a subsidiary of Federated Investors, Inc., for providing services to shareholders and maintaining shareholder accounts. Under certain agreements, rather than paying financial intermediaries directly, the Fund may pay Service Fees to FSSC and FSSC will use the fees to compensate financial intermediaries. FSSC or these financial intermediaries may voluntarily choose to waive any portion of their fee. This voluntary waiver can be modified or terminated at any time. For the year ended August 31, 2005, FSSC voluntarily waived $363,757 of its fee. For the year ended August 31, 2005, FSSC did not retain any fees paid by the Fund.

Interfund Transactions

During the year ended August 31, 2005, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees, and/or common Officers. These purchase and sale transactions complied with Rule 17a-7 under the Act and amounted to $55,700,000 and $55,600,000, respectively.

General

Certain of the Officers and Trustees of the Fund are Officers and Directors or Trustees of the above companies.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations for the year ended August 31, 2005, were as follows:

Purchases	$44,235,834
Sales	$46,049,973

7. CONCENTRATION OF CREDIT RISK

Since the Fund invests a substantial portion of its assets in issuers located in one state, it will be more susceptible to factors adversely affecting issuers of that state than would be a comparable tax-exempt mutual fund that invests nationally. In order to reduce the credit risk associated with such factors, at August 31, 2005, 36.6% of the securities in the portfolio of investments is backed by letters of credit or bond insurance of various financial institutions and financial guaranty assurance agencies. The largest percentage of investments insured by or supported (backed) by a letter of credit from any one institution or agency was 13.6% of total investments.

8. LEGAL PROCEEDINGS

Beginning in October 2003, Federated Investors, Inc. and various subsidiaries thereof (including the advisers and distributor for various investment companies, collectively, "Federated"), along with various investment companies sponsored by Federated (Funds) were named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. Federated and various Funds have also been named as defendants in several additional lawsuits, the majority of which are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees. The Board of the Funds has retained the law firm of Dickstein Shapiro Morin & Oshinsky LLP to represent the Funds in these lawsuits. Federated and the Funds, and their respective counsel, are reviewing the allegations and will respond appropriately. Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.

9. FEDERAL TAX INFORMATION (UNAUDITED)

At August 31, 2005, 100% of the distributions from net investment income is exempt from federal income tax, other than the federal AMT.

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF FEDERATED MUNICIPAL SECURITIES INCOME TRUST AND SHAREHOLDERS OF FEDERATED MICHIGAN INTERMEDIATE MUNICIPAL TRUST:

We have audited the accompanying statements of assets and liabilities, including the portfolio of investments, of Federated Michigan Intermediate Municipal Trust (the "Fund"), a series of Federated Municipal Securities Income Trust, as of August 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2005, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2005, and the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
October 18, 2005

Board of Trustees and Trust Officers

The Board is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Funds. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA. As of December 31, 2004, the Trust comprised seven portfolios, and the Federated Fund Complex consisted of 44 investment companies (comprising 133 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 CHAIRMAN AND TRUSTEE Began serving: August 1990	Principal Occupations : Chairman and Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.

Previous Positions : Trustee, Federated Investment Management Company and Chairman and Director, Federated Investment Counseling.

J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND TRUSTEE Began serving: August 1990	Principal Occupations : Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Passport Research, Ltd.; Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions : President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Lawrence D. Ellis, M.D.* Birth Date: October 11, 1932 3471 Fifth Avenue Suite 1111 Pittsburgh, PA TRUSTEE Began serving: August 1990	Principal Occupations : Director or Trustee of the Federated Fund Complex; Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center Downtown; Hematologist, Oncologist and Internist, University of Pittsburgh Medical Center.

Other Directorships Held : Member, National Board of Trustees, Leukemia Society of America.

Previous Positions : Trustee, University of Pittsburgh; Director, University of Pittsburgh Medical Center.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to the positions they hold with Federated Investors, Inc. and its subsidiaries. Lawrence D. Ellis, M.D. is "interested" because his son-in-law is employed by the Fund's principal underwriter, Federated Securities Corp.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas G. Bigley Birth Date: February 3, 1934 15 Old Timber Trail Pittsburgh, PA TRUSTEE Began serving: November 1994	Principal Occupation : Director or Trustee of the Federated Fund Complex.

Other Directorships Held : Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position : Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 Investment Properties Corporation 3838 North Tamiami Trail Suite 402 Naples, FL TRUSTEE Began serving: August 1991	Principal Occupations : Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida.

Previous Positions : President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Nicholas P. Constantakis Birth Date: September 3, 1939 175 Woodshire Drive Pittsburgh, PA TRUSTEE Began serving: February 1998	Principal Occupations : Director or Trustee of the Federated Fund Complex.

Other Directorships Held : Director and Member of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position : Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 353 El Brillo Way Palm Beach, FL TRUSTEE Began serving: July 1999	Principal Occupation : Director or Trustee of the Federated Fund Complex.

Other Directorships Held : Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions : Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Peter E. Madden Birth Date: March 16, 1942 One Royal Palm Way 100 Royal Palm Way Palm Beach, FL TRUSTEE Began serving: August 1991	Principal Occupation : Director or Trustee of the Federated Fund Complex.

Other Directorships Held : Board of Overseers, Babson College.

Previous Positions : Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 80 South Road Westhampton Beach, NY TRUSTEE Began serving: January 1999	Principal Occupations : Director or Trustee of the Federated Fund Complex; Management Consultant; Executive Vice President, DVC Group, Inc. (marketing communications and technology) (prior to 9/1/00).

Previous Positions : Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University.

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 Chancellor, Duquesne University Pittsburgh, PA TRUSTEE Began serving: February 1995	Principal Occupations : Director or Trustee of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Partner, Murray, Hogue and Lannis.

Other Directorships Held : Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions : President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

Marjorie P. Smuts Birth Date: June 21, 1935 4905 Bayard Street Pittsburgh, PA TRUSTEE Began serving: August 1990	Principal Occupations : Director or Trustee of the Federated Fund Complex; Public Relations/Marketing Consultant/Conference Coordinator.

Previous Positions : National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

John S. Walsh Birth Date: November 28, 1957 2604 William Drive Valparaiso, IN TRUSTEE Began serving: July 1999	Principal Occupations : Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position : Vice President, Walsh & Kelly, Inc.

OFFICERS

Name Birth Date Positions Held with Trust Date Began Serving	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: August 1990	Principal Occupations : Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions : Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Richard J. Thomas Birth Date: June 17, 1954 TREASURER Began serving: November 1998	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services.

Previous Positions: Vice President, Federated Administrative Services; held various management positions within Funds Financial Services Division of Federated Investors, Inc.

Richard B. Fisher Birth Date: May 17, 1923 VICE CHAIRMAN Began serving: August 2002	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc. and Director and Chief Executive Officer, Federated Securities Corp.

Mary Jo Ochson Birth Date: September 12, 1953 CHIEF INVESTMENT OFFICER Began serving: May 2004	Principal Occupations: Mary Jo Ochson was named Chief Investment Officer of tax-exempt, fixed-income products in 2004 and is a Vice President of the Trust. She joined Federated in 1982 and has been a Senior Portfolio Manager and a Senior Vice President of the Fund's Adviser since 1996. Ms. Ochson is a Chartered Financial Analyst and received her M.B.A. in Finance from the University of Pittsburgh.

J. Scott Albrecht Birth Date: June 1, 1960 VICE PRESIDENT Began serving: November 1998	Principal Occupations: J. Scott Albrecht is Vice President of the Trust. Mr. Albrecht joined Federated in 1989. He has been a Senior Portfolio Manager since 1997 and a Senior Vice President of the Fund's Adviser since 2005. He was a Portfolio Manager from 1994 to 1996. Mr. Albrecht is a Chartered Financial Analyst and received his M.S. in Public Management from Carnegie Mellon University.

Board Review of Advisory Contract

As required by the Act, the Fund's Board has reviewed the Fund's investment advisory contract. The Board's decision to approve the contract reflects the exercise of its business judgment on whether to continue the existing arrangements. During its review of the contract, the Board considers many factors, among the most material of which are: the Fund's investment objectives; the Adviser's management philosophy, personnel, processes, and investment and operating strategies; long-term performance; the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry; the range of comparable fees for similar funds in the mutual fund industry; the range and quality of services provided to the Fund and its shareholders by the Federated organization in addition to investment advisory services; and the Fund's relationship to the Federated family of funds.

In its decision to appoint or renew the Adviser, the Board is mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognizes that most shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and in the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's "selection" or approval of the Adviser must reflect the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund. The Board also considers the compensation and benefits received by the Adviser. This includes fees received for services provided to the Fund by other entities in the Federated organization and research services received by the Adviser from brokers that execute fund trades, as well as advisory fees. In this regard, the Board is aware that various courts have interpreted provisions of the Act and have indicated in their decisions that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the Fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize "economies of scale" as the Fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with the Fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the Adviser's service and fee. The Fund's Board is aware of these factors and is guided by them in its review of the Fund's advisory contract to the extent they are appropriate and relevant, as discussed further below.

The Board considers and weighs these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and is assisted in its deliberations by the advice of independent legal counsel. In this regard, the Board requests and receives substantial and detailed information about the Fund and the Federated organization. Federated provides much of this information at each regular meeting of the Board, and furnishes additional reports in connection with the particular meeting at which the Board's formal review of the advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board's evaluation of an advisory contract is informed by reports covering such matters as: the Adviser's investment philosophy, personnel, and processes; operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or "peer group" funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The evaluation process is evolutionary, reflecting continually developing considerations. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.

With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board focuses on comparisons with other similar mutual funds (rather than non-mutual fund products or services) because, simply put, they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle already chosen by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group may be a useful indicator of how the Adviser is executing on the Fund's investment program, which would in turn assist the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services are such as to warrant continuation of the advisory contract.

The Board also receives financial information about Federated, including reports on the compensation and benefits Federated derives from its relationships with the Federated funds. These reports cover not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The reports also discuss any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades as well as waivers of fees and/or reimbursements of expenses. In order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waive fees and/or reimburse expenses. Although the Board considers the profitability of the Federated organization as a whole, it does not evaluate, on a fund-by-fund basis, Federated's "profitability" and/or "costs" (which would include an assessment as to whether "economies of scale" would be realized if the fund were to grow to some sufficient size). In the Board's view, the cost of performing advisory services on a fund-specific basis is both difficult to estimate satisfactorily and a relatively minor consideration in its overall evaluation. Analyzing isolated funds would require constructed allocations of the costs of shared resources and operations based on artificial assumptions that are inconsistent with the existing relationships within a large and diversified family of funds that receive advisory and other services from the same organization. Although the Board is always eager to discover any genuine "economies of scale," its experience has been that such "economies" are likely to arise only when a fund grows dramatically, and becomes and remains very large in size. Even in these instances, purchase and redemption activity, as well as the presence of expense limitations (if any), may offset any perceived economies. As suggested above, the Board considers the information it receives about the Fund's performance and expenses as compared to an appropriate set of similar competing funds to be more relevant.

The Board bases its decision to approve an advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above are relevant to every Federated fund, nor does the Board consider any one of them to be determinative. With respect to the factors that are relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provide a satisfactory basis to support the decision to continue the existing arrangements.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on "Form N-PX" of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available through Federated's website. Go to FederatedInvestors.com, select "Products," select the "Prospectuses and Regulatory Reports" link, then select the Fund to access the link to Form N-PX. This information is also available from the EDGAR database on the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q." These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the "Products" section of Federated's website at FederatedInvestors.com by clicking on "Portfolio Holdings" and selecting the name of the Fund, or by selecting the name of the Fund and clicking on "Portfolio Holdings." You must register on the website the first time you wish to access this information.

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses, and other information.

Federated
World-Class Investment Manager

Federated Michigan Intermediate Municipal Trust
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 313923302

G01106-03 (10/05)

Federated is a registered mark of Federated Investors, Inc. 2005 (c)Federated Investors, Inc.

Federated
World-Class Investment Manager

Federated New York Municipal Income Fund

A Portfolio of Federated Municipal Securities Income Trust

ANNUAL SHAREHOLDER REPORT

August 31, 2005

Class A Shares
Class B Shares

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLES
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
BOARD OF TRUSTEES AND TRUST OFFICERS
BOARD REVIEW OF ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Not FDIC Insured * May Lose Value * No Bank Guarantee

Federated Investors 50 Years of Growth & Innovation

Financial Highlights - Class A Shares

(For a Share Outstanding Throughout Each Period)

Year Ended August 31	2005	2004	2003	2002		2001
Net Asset Value, Beginning of Period	$10.65	$10.44	$10.59	$10.80		$10.29
Income From Investment Operations:
Net investment income	0.45	0.46	0.44	0.49	[1]	0.52
Net realized and unrealized gain (loss) on investments, futures contracts and swap contracts	0.18	0.21	(0.15)	(0.20	) [1]	0.51
TOTAL FROM INVESTMENT OPERATIONS	0.63	0.67	0.29	0.29		1.03
Less Distributions:
Distributions from net investment income	(0.45)	(0.46)	(0.44)	(0.50)		(0.52)
Net Asset Value, End of Period	$10.83	$10.65	$10.44	$10.59		$10.80
Total Return [2]	6.03%	6.51%	2.81%	2.79%		10.29%

Ratios to Average Net Assets:
Net expenses	0.60%	0.61%	0.76%	0.91%		0.91%
Net investment income	4.19%	4.31%	4.19%	4.72	% [1]	4.97%
Expense waiver/reimbursement [3]	1.08%	1.07%	1.16%	1.10%		1.39%
Supplemental Data:
Net assets, end of period (000 omitted)	$26,307	$27,600	$26,273	$23,466		$23,011
Portfolio turnover	20%	15%	8%	35%		40%

1 Effective September 1, 2001, the Fund adopted the provisions of the American Institute of Certified Public Accountants (AICPA) Audit and Accounting Guide for Investment Companies and began accreting discount on debt securities. For the year ended August 31, 2002, this change had no effect on the net investment income per share, the net realized and unrealized gain (loss) on investments per share, or the ratio of net investment income to average net assets. Per share, ratios and supplemental data for the periods prior to September 1, 2001 have not been restated to reflect this change in presentation.

2 Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

3 This voluntary expense decrease is reflected in both the net expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights - Class B Shares

(For a Share Outstanding Throughout Each Period)

Year Ended August 31	2005	2004	Period Ended 8/31/2003	[1]
Net Asset Value, Beginning of Period	$10.65	$10.44	$10.65
Income From Investment Operations:
Net investment income	0.37	0.38	0.36
Net realized and unrealized gain (loss) on investments, futures contracts and swap contracts	0.18	0.21	(0.21)
TOTAL FROM INVESTMENT OPERATIONS	0.55	0.59	0.15
Less Distributions:
Distributions from net investment income	(0.37)	(0.38)	(0.36)
Net Asset Value, End of Period	$10.83	$10.65	$10.44
Total Return [2]	5.21%	5.72%	1.42%

Ratios to Average Net Assets:
Net expenses	1.37%	1.36%	1.51	% [3]
Net investment income	3.42%	3.56%	3.36	% [3]
Expense waiver/reimbursement [4]	0.83%	0.82%	0.91	% [3]
Supplemental Data:
Net assets, end of period (000 omitted)	$22,304	$21,802	$19,000
Portfolio turnover	20%	15%	8%

1 Reflects operations for the period from September 5, 2002 (date of initial public investment) to August 31, 2003.

2 Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

3 Computed on an annualized basis.

4 This voluntary expense decrease is reflected in both the net expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption payments; and (2) ongoing costs, including management fees; to the extent applicable, distribution (12b-1) fees and/or shareholder services fees; and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2005 to August 31, 2005.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value 3/1/2005	Ending Account Value 8/31/2005	Expenses Paid During Period [1]
Actual:
Class A Shares	$1,000	$1,029.70	$3.02
Class B Shares	$1,000	$1,025.60	$7.10
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,022.23	$3.01
Class B Shares	$1,000	$1,018.20	$7.07

1 Expenses are equal to the Fund's annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The annualized expense ratios are as follows:

Class A Shares	0.59%
Class B Shares	1.39%

Management's Discussion of Fund Performance

The fund's total return, based on net asset value, for the 12-month reporting period was 6.03% for Class A Shares and 5.21% for Class B Shares. The total return of the Lehman Brothers Municipal Bond Index (LBMB), 1 the fund's benchmark index, was 5.31% during the 12-month reporting period. The fund's total return for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses which were not reflected in the total return of the LBMB.

The fund's investment strategy focused on: (a) the effective duration of its portfolio (which indicates the portfolio's sensitivity to changes in interest rates); (b) the selection of securities with different maturities (expressed by a yield curve showing the relative yield of similar securities with different maturities); (c) the allocation of the portfolio among securities of similar issuers (referred to as sectors); and (d) the credit ratings of portfolio securities. 2 These were the most significant factors affecting the fund's performance relative to the LBMB.

The following discussion focuses on the performance of the fund's Class A Shares. The 6.03% total return of the Class A Shares for the reporting period consisted of 4.34% of tax-exempt dividends and 1.69% appreciation in the net asset value of the shares. 3

1 The LBMB is the broad-based securities market index for the fund. The LBMB is a broad market performance benchmark for the tax-exempt bond market. To be included in the LBMB, bonds must have a minimum credit rating of Baa, have an outstanding par value of at least $3 million and be issued as part of a transaction of at least $50 million. The LBMB includes both zero coupon bonds and bonds subject to the federal alternative minimum tax. Indexes are unmanaged, and it is not possible to invest directly in an index. Effective September 1, 2005, the Fund elected to change its benchmark index from the LBMB to the Lehman Brothers New York Municipal Bond Index. The LBNYMB is more representative of securities typically held by the Fund. The LBNYMB is an unmanaged index comprising investment-grade, tax-exempt, and fixed-rate bonds issued in the state of New York; all securities have long-term maturities (greater than two years) and are selected from issues larger than $50 million.

2 Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause a decline in their prices.

3 Income may be subject to the federal alternative minimum tax.

MARKET OVERVIEW

During the reporting period, long-term interest rates remained low but showed some volatility as the bond market appeared to attempt to determine the extent of the strength of the U.S. economy and the Federal Reserve Board's (the "Fed") intentions concerning short-term interest rates. The ten-year Treasury note began the reporting period at 4.12%, reached a high of 4.64% on March 22, 2005, and then declined to 4.01% at the end of the reporting period. The continuation of the low interest rate environment resulted in investors pursuing lower rated credits because of the additional yield they offered. As a result, certain revenue bond sectors out performed the LBMB, such as hospital, industrial development and pollution control project bonds. High-yield, tax-exempt municipal debt (non-investment grade bonds rated "BB" and lower or unrated bonds of a comparable quality) provided strong total returns as investors were attracted to the significantly higher yield provided by these issues.

The Fed raised short-term rates eight times during the reporting period bringing the Federal Funds Target Rate to 3.50% by the end of the reporting period. This resulted in a significant flattening of the municipal yield curve with short-term interest rates rising and long-term interest rates actually declining (that is, while securities provided higher incremental income or yield as maturities became longer, the amount of the increase in incremental income was less or flattened).

Credit spreads, or the yield difference between the "AAA" municipal bonds and bonds of lower credit quality and similar maturity, decreased during the reporting period. This decrease in credit spreads appeared to be the result of both improving economic activity and the demand for securities with higher yields.

DURATION 4

As determined at the end of the reporting period, the fund's dollar-weighted average duration was 5.04 years. Duration management is a significant component of the fund's investment strategy. The shorter a fund's duration relative to an index, the less its net asset value will react as interest rates change. The fund's duration was maintained close to duration of the LBMB during the reporting period. The neutral duration of the fund did not have a significant impact on the fund's performance. The fund's use of forward settling municipal interest rate swaps and Treasury futures contracts, which did not perform well, to adjust portfolio duration had a negative impact on the fund's performance during the reporting period.

MATURITY

During the reporting period, the fund held a greater concentration of tax-exempt municipal bonds with maturities shorter than 20 years than the LBMB. Bonds with longer maturities provided better returns during the reporting period as the yield curve flattened, and the yields on bonds with longer maturities declined while the yield on bonds with shorter maturities increased. Even though the fund increased its holdings of tax-exempt municipal bonds with 20- to 30-year maturities, the fund remained underweighted relative to the LBMB with respect to longer maturity bonds. This underweight position had a negative impact on the fund's performance relative to the LBMB because the fund did not share in the better returns provided by longer maturity bonds to the same extent as the LBMB.

4 Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities with shorter durations.

SECTOR

During the reporting period, the fund allocated more of its portfolio to securities issued by hospitals, industrial development projects and higher education institutions. The fund also allocated less of the portfolio to pre-refunded, tax-exempt municipal bonds (bonds for which the principal and interest payments are secured or guaranteed by cash or U.S. Treasury securities held in an escrow account). These allocations helped the fund's performance due to the greater price appreciation that occurred in the overweighted sectors and the smaller increase in the price of pre-refunded bonds as compared to other sectors. The fund also had substantial out performance from its exposure to tobacco-related debt and bonds backed by British Airways.

CREDIT QUALITY

The fund's overweight position, relative to the LBMB, in "BBB" rated (or comparable quality) debt benefited the fund's performance as credit spreads became tighter to a greater extent for "BBB" rated (or comparable quality) debt than for other investment grade rated ("AAA," "AA," "A," or comparable quality) debt (meaning that the yield on the "BBB" rated (or comparable quality) debt improved to a greater extent than for other investment grade rated (or comparable quality) debt). 5

5 Investment grade securities are securities that are rated at least "BBB" or unrated securities of a comparable quality. Non-investment grade securities are securities that are not rated at least "BBB" or unrated securities of a comparable quality. Credit ratings are an indication of the risk that a security will default. They do not protect a security from credit risk. Lower-rated bonds typically offer higher yields to help compensate investors for the increased risk associated with them. Among these risks are lower creditworthiness, greater price volatility, more risk to principal and income than with higher-rated securities and increased possibilities of default.

GROWTH OF A $10,000 INVESTMENT - CLASS A SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in Federated New York Municipal Income Fund (Class A Shares) (the "Fund") from August 31, 1995 to August 31, 2005, compared to the Lehman Brothers New York Municipal Bond Index (LBNYMB), 2,3 the Lehman Brothers Municipal Bond Index (LBMB), 2,3 and the Lipper New York Municipal Debt Funds Average (LNYMDFA). 2

Average Annual Total Return [4] for the Period Ended 8/31/2005
1 Year	1.28%
5 Years	4.69%
10 Years	5.17%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum sales charge of 4.50%.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund's performance assumes the reinvestment of all dividends and distributions. The LBNYMB, LBMB, and LNYMDFA have been adjusted to reflect reinvestment of dividends on securities in the indexes and the average. The indexes are unmanaged, and, unlike the Fund, are not affected by cashflows. It is not possible to invest directly in an index or average.

2 The LBNYMB is an unmanaged index comprising investment-grade, tax-exempt, and fixed-rate bonds issued in the state of New York; all securities have long-term maturities (greater than two years) and are selected from issues larger than $50 million. The LBMB is an unmanaged index comprising bonds with a minimum credit rating of at least Baa. They must have an outstanding par value of at least $3 million and be issued as part of a transaction of at least $50 million. The index includes both zero coupon bonds and bonds subject to the federal alternative minimum tax. The LBNYMB and LBMB are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. Effective September 1, 2005, the Fund elected to change its benchmark index from the LBMB to the LBNYMB. The LBNYMB is more representative of securities typically held by the Fund. The LNYMDFA represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling in the category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance.

3 The Fund's investment adviser has elected to change the Fund's benchmark index from the LBMB to the LBNYMB. The LBNYMB is more representative of the securities typically held by the Fund. The LBNYMB's date of inception was September 1, 1996.

4 Total return quoted reflects all applicable sales charges.

GROWTH OF A $10,000 INVESTMENT - CLASS B SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in Federated New York Municipal Income Fund (Class B Shares) (the "Fund") from September 5, 2002 (start of performance) to August 31, 2005, compared to the Lehman Brothers New York Municipal Bond Index (LBNYMB), 2,3 the Lehman Brothers Municipal Bond Index (LBMB), 2,3 and the Lipper New York Municipal Debt Funds Average (LNYMDFA). 2

Average Annual Total Return [4] for the Period Ended 8/31/2005
1 Year	(0.29)%
Start of Performance (9/5/2002)	2.86%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum contingent deferred sales charge of 5.50% as applicable.

1 Represents a hypothetical investment of $10,000 in the Fund. The maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The LBNYMB, LBMB, and LNYMDFA have been adjusted to reflect reinvestment of dividends on securities in the index and average. The indexes are unmanaged, and, unlike the Fund, are not affected by cashflows. It is not possible to invest directly in an index or average.

2 The LBNYMB is an unmanaged index comprising investment-grade, tax-exempt, and fixed-rate bonds issued in the state of New York; all securities have long-term maturities (greater than two years) and are selected from issues larger than $50 million. The LBMB is an unmanaged index comprising bonds with a minimum credit rating of at least Baa. They must have an outstanding par value of at least $3 million and be issued as part of a transaction of at least $50 million. The index includes both zero coupon bonds and bonds subject to the federal alternative minimum tax. The LBNYMB and LBMB are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The LNYMDFA represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling in the category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance.

3 The Fund's investment adviser has elected to change the Fund's benchmark index from the LBMB to the LBNYMB. The LBNYMB is more representative of the securities typically held by the Fund. The LBNYMB's date of inception was September 1, 1996.

4 Total return quoted reflects all applicable contingent deferred sales charges.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance, visit FederatedInvestors.com or call 1-800-341-7400.

Portfolio of Investments Summary Tables

At August 31, 2005, the Fund's credit-quality ratings composition 1 was as follows:

S&P Long-Term Ratings as Percentage of Total Investments [2]		Moody's Long-Term Ratings as Percentage of Total Investments [2]
AAA	27.1%	Aaa	22.9%
AA	22.0%	Aa	11.0%
A	17.4%	A	19.0%
BBB	8.4%	Baa	12.7%
BB	5.2%	Ba	3.1%
B	0.0%	B	1.2%
Not Rated by S&P	19.9%	Not Rated by Moody's	30.1%
TOTAL	100.0%	TOTAL	100.0%

1 These tables depict the long-term, credit-quality ratings assigned to the Fund's portfolio holdings by Standard & Poor's (S&P) and Moody's Investors Service (Moody's), each of which is a nationally recognized statistical rating organization (NRSRO). These credit-quality ratings are shown without regard to gradations within a given rating category. For example, securities rated "A-" have been included in the "A" rated category. Rated securities that have been prerefunded, but not rated again by the NRSRO, have been included in the "Not rated by..." category.

Rated securities include a security with an obligor and/or credit enhancer that has received a rating from an NRSRO with respect to a class of debt obligations that is comparable in priority and security with the security held by the Fund. Credit-quality ratings are an assessment of the risk that a security will default in payment and do not address other risks presented by the security. Please see the descriptions of credit-quality ratings in the Fund's Statement of Additional Information.

Holdings that are rated only by a different NRSRO than the one identified have been included in the "Not rated by..." category. Of the portfolio's total investments, 8.5% do not have long-term ratings by either of these NRSROs.

2 Percentages are based on total investments, which may differ from the Fund's total net assets used in computing the percentages in the Portfolio of Investments which follows.

Portfolio of Investments

August 31, 2005

Principal Amount			Credit Rating	[1]	Value
		MUNICIPAL BONDS--98.3%
		New York--94.7%
$500,000		Albany County, NY IDA, IDRBs (Series 2004A), 5.375% (Albany College of Pharmacy), 12/1/2024	BBB-/NR		$524,280
500,000		Albany, NY IDA, Civic Facility Revenue Bonds, (Series A), 5.75% (Albany Law School)/(Radian Asset Assurance INS)/ (Original Issue Yield: 5.83%), 10/1/2030	AA/NR		547,205
500,000		Amherst, NY IDA, Civic Facility Revenue Bonds (Series 2000B), 5.75% (UBF Faculty-Student Housing Corp.)/ (AMBAC INS)/(Original Issue Yield: 5.82%), 8/1/2025	AAA/Aaa		561,485
500,000		Broome County, NY IDA, Civic Facility Revenue Bonds (Series 2004B), 5.00% (University Plaza-Phase II)/(American Capital Access INS)/(Original Issue Yield: 5.05%), 8/1/2025	A/NR		516,505
295,000		Dutchess County, NY IDA, Refunding Revenue Bonds (Series 2004A), 7.50% (St. Francis Hospital and Health Centers), 3/1/2029	NR		325,355
785,000		Dutchess County, NY IDA, Revenue Bonds, 5.00% (Marist College)/(Original Issue Yield: 5.15%), 7/1/2020	NR/Baa1		824,635
500,000		East Rochester, NY Housing Authority, Revenue Bonds (Series 2002A), 5.375% (Rochester St. Mary's Residence Facility LLC)/(GNMA GTD), 12/20/2022	AAA/NR		543,025
500,000		Essex County, NY IDA, Solid Waste Disposal Revenue Bonds (Series A), 5.80% (International Paper Co.), 12/1/2019	BBB/Baa2		511,575
500,000		Hempstead Town, NY IDA, Civic Facility Revenue Bonds, 5.00% (Hofstra University)/(Original Issue Yield: 5.10%), 7/1/2033	A/Baa1		522,025
220,000		Islip, NY Resource Recovery Agency, Resource Recovery Revenue Bonds (Series 2001E), 5.75% (FSA INS), 7/1/2023	AAA/Aaa		247,762
500,000		Livingston County, NY IDA, Civic Facility Revenue Bonds (Series 2005), 6.00% (Nicholas H. Noyes Memorial Hospital Civic Facility), 7/1/2030	BB/NR		526,230
1,000,000		Long Island Power Authority, NY, Electric System General Revenue Bonds (Series 2003B), 5.25%, 12/1/2014	A-/A3		1,116,110
750,000	[2]	Long Island Power Authority, NY, Electric System Revenue Bonds, (Series A), 5.50% (Escrowed In Treasuries COL), 12/1/2012	AAA/Aaa		851,850
500,000		Madison County, NY IDA, Civic Facility Revenue Bonds (Series 2003A), 5.00% (Colgate University), 7/1/2023	AA-/Aa3		533,140
Principal Amount			Credit Rating	[1]	Value
		MUNICIPAL BONDS--continued
		New York--continued
$320,000		Madison County, NY IDA, Civic Facility Revenue Bonds (Series 2005A), 5.00% (Morrisville State College Foundation)/ (CDC IXIS Financial Guaranty N.A. INS), 6/1/2028	AAA/NR		$343,808
750,000		Metropolitan Transportation Authority, NY, Refunding Revenue Bonds (Series 2002A), 5.50% (AMBAC INS), 11/15/2018	AAA/Aaa		846,540
500,000		Monroe County, NY IDA, Civic Center Revenue Bonds, 5.25% (St. John Fisher College)/(Radian Asset Assurance INS)/ (Original Issue Yield: 5.25%), 6/1/2026	AA/NR		536,410
500,000		Monroe County, NY IDA, Civic Facility Revenue Bond, 5.25% (Nazareth College)/(MBIA Insurance Corp. INS), 10/1/2021	NR/Aaa		548,720
190,000		Nassau County, NY IDA, Civic Facility Refunding Revenue Bonds (Series 2001B), 5.875% (North Shore-Long Island Jewish Obligated Group)/(Original Issue Yield: 5.92%), 11/1/2011	NR/A3		208,417
500,000		Nassau County, NY IDA, IDRBs (Series 2003A), 5.25% (Keyspan-Glenwood Energy Center LLC)/(KeySpan Corp. GTD), 6/1/2027	A/A3		525,440
625,000		New York City, NY Health and Hospitals Corp., Health System Revenue Bonds (Series 2002A), 5.50% (FSA INS), 2/15/2019	AAA/Aaa		695,325
500,000		New York City, NY IDA, (Series 1995) Civic Facility Revenue Bonds, 6.30% (College of New Rochelle)/(Original Issue Yield: 6.45%), 9/1/2015	NR/Baa2		510,835
250,000		New York City, NY IDA, Civic Facilities Revenue Bonds, 5.375% (New York University)/(AMBAC INS), 7/1/2017	AAA/Aaa		275,985
400,000		New York City, NY IDA, Civic Facility Revenue Bonds (Series 2001A), 6.375% (Staten Island University Hospital), 7/1/2031	NR/B2		400,856
300,000		New York City, NY IDA, Civic Facility Revenue Bonds (Series 2002A), 5.375% (Lycee Francais de New York Project)/(American Capital Access INS)/(Original Issue Yield: 5.43%), 6/1/2023	A/NR		315,495
200,000		New York City, NY IDA, Civic Facility Revenue Bonds (Series 2002C), 6.45% (Staten Island University Hospital), 7/1/2032	NR/B2		200,524
1,000,000		New York City, NY IDA, Civic Facility Revenue Bonds (Series 2003), 5.00% (Roundabout Theatre Co., Inc.)/ (American Capital Access INS), 10/1/2023	A/NR		1,035,240
275,000		New York City, NY IDA, Civic Facility Revenue Bonds, 7.00% (Mt. St. Vincent College, NY), 5/1/2008	NR		278,124
400,000	[3]	New York City, NY IDA, Liberty Revenue Bonds (Series A), 6.25% (7 World Trade Center LLC), 3/1/2015	NR		425,460
Principal Amount			Credit Rating	[1]	Value
		MUNICIPAL BONDS--continued
		New York--continued
$500,000		New York City, NY IDA, Special Airport Facility Revenue Bonds (Series 2001A), 5.50% (Airis JFK I LLC Project at JFK International)/(Original Issue Yield: 5.65%), 7/1/2028	BBB-/Baa3		$509,110
500,000		New York City, NY IDA, Special Facilities Revenue Bonds, 5.25% (British Airways), 12/1/2032	BB-/Ba2		451,850
500,000		New York City, NY Municipal Water Finance Authority, Crossover Refunding Revenue Bonds (Series 2002B), 5.00% (Original Issue Yield: 5.14%), 6/15/2026	AA+/Aa2		523,345
500,000		New York City, NY Transitional Finance Authority, Future Tax Secured Bonds (2003 Series C), 5.25% (AMBAC INS), 8/1/2022	AAA/Aaa		548,815
500,000		New York City, NY, UT GO Bonds (Fiscal 2005 Series C), 5.25%, 8/15/2025	A+/A1		543,780
515,000		New York City, NY, UT GO Bonds (Series 2002C), 5.50%, 3/15/2015	A+/A1		564,543
500,000		New York City, NY, UT GO Bonds (Series 2003J), 5.50%, 6/1/2023	A+/A1		549,700
500,000		New York Counties Tobacco Trust III, Revenue Bonds, 5.75% (Original Issue Yield: 5.93%), 6/1/2033	BBB/Ba1		529,235
500,000		New York State Dormitory Authority, Court Facilities Lease Revenue Bonds (Series 2003A), 5.375% (New York City, NY), 5/15/2023	A+/A2		564,250
500,000		New York State Dormitory Authority, Education Facilities Revenue Bonds (Series 2002A), 5.125% (State University of New York)/(FGIC INS), 5/15/2021	AAA/Aaa		558,800
500,000		New York State Dormitory Authority, FHA-Insured Mortgage Hospital Revenue Bonds (Series 2003), 5.00% (Lutheran Medical Center)/(MBIA Insurance Corp. INS), 8/1/2016	AAA/Aaa		544,175
500,000		New York State Dormitory Authority, FHA-Insured Mortgage Nursing Home Revenue Bonds (Series 2001), 6.10% (Norwegian Christian Home and Health Center)/ (FHA and MBIA Insurance Corp. INS), 8/1/2041	AAA/Aaa		568,555
1,000,000		New York State Dormitory Authority, Insured Revenue Bonds (Series 1999), 6.00% (Pratt Institute)/(Radian Asset Assurance INS), 7/1/2020	AA/NR		1,106,980
750,000		New York State Dormitory Authority, Revenue Bonds (2003 Series 1), 5.00% (Memorial Sloan-Kettering Cancer Center)/(MBIA Insurance Corp. INS), 7/1/2022	AAA/Aaa		809,707
500,000		New York State Dormitory Authority, Revenue Bonds (Series 1993A), 5.75% (City University of New York)/ (FSA INS)/(Original Issue Yield: 6.05%), 7/1/2018	AAA/Aaa		590,835
Principal Amount			Credit Rating	[1]	Value
		MUNICIPAL BONDS--continued
		New York--continued
$500,000		New York State Dormitory Authority, Revenue Bonds (Series 2002), 5.00% (Fordham University)/(FGIC INS), 7/1/2022	AAA/Aaa		$538,595
750,000		New York State Dormitory Authority, Revenue Bonds (Series 2003), 5.00% (Kateri Residence)/(Allied Irish Banks PLC LOC), 7/1/2022	NR/Aa3		796,087
250,000		New York State Dormitory Authority, Revenue Bonds (Series 2003), 5.375% (North Shore-Long Island Jewish Obligated Group)/(Original Issue Yield: 5.48%), 5/1/2023	NR/A3		266,455
500,000		New York State Dormitory Authority, Revenue Bonds (Series 2003A), 5.50% (Brooklyn Law School)/(Radian Asset Assurance INS), 7/1/2018	AA/NR		554,770
750,000		New York State Dormitory Authority, Revenue Bonds (Series 2003A), 5.50% (Winthrop-University Hospital Association)/(Original Issue Yield: 5.70%), 7/1/2023	NR/Baa1		802,837
500,000		New York State Dormitory Authority, Revenue Bonds (Series 2004), 5.25% (New York Methodist Hospital), 7/1/2024	NR/A3		537,425
250,000		New York State Dormitory Authority, Revenue Bonds (Series 2004A), 5.25% (University of Rochester, NY), 7/1/2024	A+/A1		272,950
500,000		New York State Dormitory Authority, Revenue Bonds (Series 2005), 5.00% (Rochester General Hospital)/(Radian Asset Assurance INS), 12/1/2025	AA/Aa3		533,435
400,000		New York State Dormitory Authority, Revenue Bonds (Series 2005), 5.00% (Rochester General Hospital)/(Radian Asset Assurance INS), 12/1/2035	AA/Aa3		422,308
500,000		New York State Dormitory Authority, Revenue Bonds (Series 2005C), 5.50% (Mt. Sinai NYU Health Obligated Group), 7/1/2026	BB/Ba1		510,660
250,000		New York State Dormitory Authority, Revenue Bonds, 5.00% (Manhattan College)/(Radian Asset Assurance INS)/ (Original Issue Yield: 5.30%), 7/1/2020	AA/NR		264,797
500,000		New York State Dormitory Authority, Revenue Bonds, 5.10% (Catholic Health Services of Long Island)/ (Original Issue Yield: 5.19%), 7/1/2034	BBB/Baa1		516,920
500,000		New York State Dormitory Authority, Revenue Bonds, 5.25% (Cansius College)/(MBIA Insurance Corp. INS)/(Original Issue Yield: 5.28%), 7/1/2030	AAA/Aaa		544,725
400,000		New York State Environmental Facilities Corp. State Clean Water and Drinking Water, Revenue Bonds (Series 2002B), 5.00% (Original Issue Yield: 5.07%), 6/15/2022	AAA/Aaa		431,692
500,000		New York State Environmental Facilities Corp., Revenue Bonds (Series 2002A), 5.25% (New York State Personal Income Tax Revenue Bond Fund)/(FGIC INS), 1/1/2021	AAA/Aaa		551,715
500,000		New York State Environmental Facilities Corp., Solid Waste Disposal Revenue Bonds (Series 2004A), 4.45% TOBs (Waste Management, Inc.), Mandatory Tender 7/1/2009	BBB/NR		510,395
Principal Amount			Credit Rating	[1]	Value
		MUNICIPAL BONDS--continued
		New York--continued
$500,000		New York State Environmental Facilities Corp., Solid Waste Disposal Revenue Bonds, 6.10% (Occidental Petroleum Corp.)/ (Original Issue Yield: 6.214%), 11/1/2030	A-/A3		$511,265
900,000		New York State Environmental Facilities Corp., Water Facilities Revenue Refunding Bonds (Series A), 6.30% (Spring Valley Water Co., NY)/(AMBAC INS), 8/1/2024	AAA/Aaa		940,194
500,000		New York State HFA, Revenue Bonds (Series 2003A), 5.25% (New York State Personal Income Tax Revenue Bond Fund), 3/15/2021	AA/A1		541,845
110,000		New York State HFA, Service Contract Obligation Revenue Bonds (Series 1995 A), 6.375% (U.S. Treasury PRF 9/15/05 @ 102), 9/15/2015	AA-/A2		112,355
5,000		New York State HFA, Service Contract Obligation Revenue Bonds (Series 1995 A), 6.375%, 9/15/2015	AA-/A2		5,113
840,000		New York State Medical Care Facilities Finance Agency, FHA-Mortgage Revenue Bonds (Series A), 6.50% (Lockport Memorial Hospital, NY)/(FHA GTD), 2/15/2035	AA/Aa2		858,950
500,000		New York State Power Authority, Revenue Bonds (Series 2002A), 5.00%, 11/15/2021	AA-/Aa2		540,430
1,000,000	[3]	New York State Thruway Authority, Drivers (Series 1069), 12.27% (New York State Thruway Authority-Highway & Bridge Trust Fund)/(AMBAC INS), 4/1/2013	NR		1,353,470
1,000,000		New York State Thruway Authority, Revenue Bonds (Series 2005B), 5.00% (New York State Thruway Authority-Highway & Bridge Trust Fund)/(AMBAC INS), 4/1/2025	AAA/NR		1,084,440
500,000		New York State Urban Development Corp., Correctional & Youth Facilities Service Contract Revenue Bonds (Series 2002A), 5.50% TOBs (New York State), Mandatory Tender 1/1/2011	AA-/A2		547,350
750,000		New York State Urban Development Corp., Revenue Bonds (Series 2003B), 5.25% (New York State Personal Income Tax Revenue Bond Fund), 3/15/2019	AA/A1		843,008
500,000		New York State Urban Development Corp., Subordinated Lien Revenue Bonds (Series 2004A), 5.125% (Empire State Development Corp.), 1/1/2022	A/A2		538,975
500,000		Niagara County, NY IDA, Solid Waste Disposal Facility Revenue Refunding Bonds (Series 2001D), 5.55% TOBs (American Ref-Fuel Co. of Niagara, L.P. Facility), Mandatory Tender 11/15/2015	BB+/Baa3		532,325
400,000		Niagara Falls, NY City School District, COPs (Series 1998), 5.375% (U.S. Treasury PRF 6/15/08 @ 101)/(Original Issue Yield: 5.42%), 6/15/2028	BBB-/Baa3		429,556
500,000		Port Authority of New York and New Jersey, Revenue Bonds (128th Series), 5.00% (FSA INS), 11/1/2019	AAA/Aaa		545,400
500,000		Schenectady, NY, Bond Anticipation Renewal Notes (Series 2005), 5.25% BANs, 5/26/2006	NR		499,325
Principal Amount			Credit Rating	[1]	Value
		MUNICIPAL BONDS--continued
		New York--continued
$250,000		Schenectady, NY, (Series 2004), 5.90% TANs, 12/30/2005	NR		$249,743
500,000		Suffolk County, NY IDA, IDRBs (Series 1998), 5.50% (Nissequogue Cogen Partners Facility)/(Original Issue Yield: 5.528%), 1/1/2023	NR		505,225
500,000		Tobacco Settlement Financing Corp., NY, Asset-Backed Revenue Bonds (Series 2003A-1), 5.50% (New York State), 6/1/2019	AA-/A2		559,950
440,000		Tompkins County, NY IDA, Continuing Care Retirement Community Revenue Bonds (Series 2003A), 5.375% (Kendal at Ithaca, Inc.)/(Original Issue Yield: 5.50%), 7/1/2018	BBB/NR		451,282
500,000		United Nations, NY Development Corp., Senior Lien Refunding Revenue Bonds (Series 2004A), 5.25%, 7/1/2022	NR/A3		520,385
300,000		Utica, NY Industrial Development Agency Civic Facility, Revenue Bonds (Series 2004A), 6.875% (Utica College), 12/1/2024	NR		322,599
500,000		Westchester County, NY IDA, Civic Facility Revenue Bonds (Series 2001), 5.20% (Windward School)/(Radian Asset Assurance INS)/(Original Issue Yield: 5.21%), 10/1/2021	AA/NR		531,515
175,000		Westchester County, NY IDA, Continuing Care Retirement Mortgage Revenue Bonds (Series 2003A), 6.375% (Kendal on Hudson)/(Original Issue Yield: 6.55%), 1/1/2024	NR		187,885
500,000		Yonkers, NY IDA, Civic Facility Revenue Bonds (Series 2001B), 7.125% (St. John's Riverside Hospital), 7/1/2031	BB/NR		522,955
		TOTAL			46,053,347
		Puerto Rico--3.6%
500,000	[3]	Puerto Rico Electric Power Authority, Drivers (Series 266), 8.2089% (FSA INS), 7/1/2015	AAA/NR		662,875
500,000		Puerto Rico Highway and Transportation Authority, Transportation Revenue Bonds (Series G), 5.00% (Original Issue Yield: 5.10%), 7/1/2033	A/Baa2		524,055
135,000		Puerto Rico Public Building Authority, Revenue Bonds (Series 2002D), 5.25% (Commonwealth of Puerto Rico GTD)/(Original Issue Yield: 5.40%), 7/1/2027	BBB/Baa2		144,495
365,000		Puerto Rico Public Building Authority, Revenue Bonds (Series 2002D), 5.25% (U.S. Treasury PRF 7/1/12 @ 100)/ (Original Issue Yield: 5.40%), 7/1/2027	A-/Baa2		405,026
		TOTAL			1,736,451
		TOTAL MUNICIPAL BONDS (IDENTIFIED COST $45,564,115)			47,789,798
Principal Amount			Credit Rating	[1]	Value
		SHORT-TERM MUNICIPAL --2.5%
		New York--2.5%
$1,200,000		New York City, NY IDA, Liberty Revenue Bonds (Series 2004 B) Daily VRDNs (One Bryant Park LLC)/(Bayerische Landesbank (GTD) INV)/(Bank of America N.A. and Bank of New York LOCs) (AT AMORTIZED COST)	A-1+/VMIG1		$1,200,000
		TOTAL MUNICIPAL INVESTMENTS--100.8% (IDENTIFIED COST $46,764,115) [4]			48,989,798
		OTHER ASSETS AND LIABILITIES--(0.8)%			(379,223)
		TOTAL NET ASSETS--100%			$48,610,575

Securities that are subject to the federal alternative minimum tax (AMT) represent 9.6% of the Fund's portfolio as calculated based upon total portfolio market value (percentage is unaudited).

1 Current credit ratings are unaudited.

2 Pledged as collateral to ensure the Fund is able to satisfy the obligations of its outstanding short futures contracts.

3 Denotes a restricted security, including securities purchased under Rule 144A of the Securities Act of 1933. These securities, all of which have been deemed liquid by criteria approved by the Fund's Board of Trustees, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. At August 31, 2005, these securities amounted to $2,441,805 which represents 5.0% of total net assets.

4 The cost of investments for federal tax purposes amounts to $46,760,755.

Note: The categories of investments are shown as a percentage of total net assets at August 31, 2005.

The following acronyms are used throughout this portfolio:

AMBAC	--American Municipal Bond Assurance Corporation
BANs	--Bond Anticipation Notes
COL	--Collateralized
COPs	--Certificates of Participation
FGIC	--Financial Guaranty Insurance Company
FHA	--Federal Housing Administration
FSA	--Financial Security Assurance
GNMA	--Government National Mortgage Association
GO	--General Obligation
GTD	--Guaranteed
HFA	--Housing Finance Authority
IDA	--Industrial Development Authority
IDRBs	--Industrial Development Revenue Bonds
INS	--Insured
INV	--Investment Agreement
LOC(s)	--Letter(s) of Credit
PRF	--Prerefunded
TANs	--Tax Anticipation Notes
TOBs	--Tender Option Bonds
UT	--Unlimited Tax
VRDNs	--Variable Rate Demand Notes

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

August 31, 2005

Assets:
Total investments in securities, at value (identified cost $46,764,115)		$48,989,798
Cash		28,245
Income receivable		528,559
Receivable for investments sold		1,669,399
Receivable for shares sold		4,390
TOTAL ASSETS		51,220,391
Liabilities:
Payable for investments purchased	$2,424,490
Payable for shares redeemed	32,736
Income distribution payable	68,919
Payable for daily variation margin	12,500
Net payable for swap contracts	19,451
Payable for Directors'/Trustees' fees	292
Payable for distribution services fee (Note 5)	14,146
Payable for shareholder services fee (Note 5)	9,694
Accrued expenses	27,588
TOTAL LIABILITIES		2,609,816
Net assets for 4,486,503 shares outstanding		$48,610,575
Net Assets Consist of:
Paid-in capital		$47,384,481
Net unrealized appreciation of investments, futures contracts, and swap contracts		2,181,523
Accumulated net realized loss on investments, futures contracts, and swap contracts		(955,404)
Accumulated net investment income (loss)		(25)
TOTAL NET ASSETS		$48,610,575
Net Asset Value, Offering Price and Redemption Proceeds per Share
Class A Shares:
Net asset value per share ($26,306,772 ÷ 2,427,950 shares outstanding), no par value, unlimited shares authorized		$10.83
Offering price per share (100/95.50 of $10.83) [1]		$11.34
Redemption proceeds per share		$10.83
Class B Shares:
Net asset value per share ($22,303,803 ÷ 2,058,553 shares outstanding), no par value, unlimited shares authorized		$10.83
Offering price per share		$10.83
Redemption proceeds per share (94.50/100 of $10.83) [1]		$10.23

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended August 31, 2005

Investment Income:
Interest			$2,324,013
Expenses:
Investment adviser fee (Note 5)		$194,048
Administrative personnel and services fee (Note 5)		190,000
Custodian fees		4,109
Transfer and dividend disbursing agent fees and expenses		54,188
Directors'/Trustees' fees		2,035
Auditing fees		18,606
Legal fees		6,962
Portfolio accounting fees		64,871
Distribution services fee--Class A Shares (Note 5)		65,596
Distribution services fee--Class B Shares (Note 5)		167,053
Shareholder services fee--Class A Shares (Note 5)		59,291
Shareholder services fee--Class B Shares (Note 5)		55,684
Share registration costs		25,375
Printing and postage		13,468
Insurance premiums		8,273
Miscellaneous		1,267
TOTAL EXPENSES		930,826
Waivers and Reimbursement (Note 5):
Waiver of investment adviser fee	$(194,048)
Waiver of administrative personnel and services fee	(34,515)
Waiver of distribution services fee--Class A Shares	(65,596)
Reimbursement of other operating expenses	(172,709)
TOTAL WAIVERS AND REIMBURSEMENT		(466,868)
Net expenses			463,958
Net investment income			1,860,055
Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Swap Contracts:
Net realized gain on investments			115,177
Net realized loss on futures contracts			(81,943)
Net change in unrealized appreciation of investments			867,005
Net change in unrealized depreciation on futures contracts			(24,709)
Net change in unrealized depreciation on swaps contract			(19,451)
Net realized and unrealized gain on investments, futures contracts, and swap contracts			856,079
Change in net assets resulting from operations			$2,716,134

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended August 31	2005	2004
Increase (Decrease) in Net Assets
Operations:
Net investment income	$1,860,055	$1,947,349
Net realized gain (loss) on investments, futures contracts, and swap contracts	33,234	(331,321)
Net change in unrealized appreciation/depreciation of investments, futures contracts, and swap contracts	822,845	1,191,054
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	2,716,134	2,807,082
Distributions to Shareholders:
Distributions from net investment income
Class A Shares	(1,099,346)	(1,187,212)
Class B Shares	(760,234)	(759,679)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(1,859,580)	(1,946,891)
Share Transactions:
Proceeds from sale of shares	5,728,660	10,782,409
Net asset value of shares issued to shareholders in payment of distributions declared	943,075	978,809
Cost of shares redeemed	(8,319,702)	(8,891,672)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(1,647,967)	2,869,546
Change in net assets	(791,413)	3,729,737
Net Assets:
Beginning of period	49,401,988	45,672,251
End of period (including accumulated net investment income (loss) of $(25) and $(24), respectively)	$48,610,575	$49,401,988

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

August 31, 2005

1. ORGANIZATION

Federated Municipal Securities Income Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust consists of seven portfolios. The financial statements included herein are only those of Federated New York Municipal Income Fund (the "Fund"), a non-diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The investment objective of the Fund is to provide current income exempt from federal regular income tax (federal regular income tax does not include the federal AMT) and the personal income taxes imposed by the state of New York and New York municipalities. Interest income from the Fund's investments may be subject to the federal AMT for individuals and corporations. The Fund offers two classes of shares: Class A Shares and Class B Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles (GAAP) in the United States of America.

Investment Valuation

Municipal bonds are valued by an independent pricing service, taking into consideration yield, liquidity, risk, credit-quality, coupon, maturity, type of issue, and any other factors or market data the pricing service deems relevant. The Fund generally values short-term securities according to prices furnished by an independent pricing service, except that short-term securities with remaining maturities of less than 60 days at the time of purchase may be valued at amortized cost. Prices furnished by an independent pricing service are intended to be indicative of the mean between the bid and asked prices currently offered to institutional investors for the securities. Securities for which no quotations are readily available are valued at fair value as determined in accordance with procedures established by and under general supervision of the Board of Trustees (the "Trustees").

Investment Income, Gains and Losses, Expenses and Distributions

Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions of net investment income are declared daily and paid monthly. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that each class bears certain expenses unique to that class such as distribution and shareholder services fees. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Premium and Discount Amortization

All premiums and discounts on fixed-income securities are amortized/accreted for financial statement purposes.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the "Code") and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Swap Contracts

The Fund may enter into swap contracts. A swap is an exchange of cash payments between the Fund and another party, which is based on a specific financial index. The value of the swap is adjusted daily and the change in value is recorded as unrealized appreciation or depreciation. When a swap contract is closed, the Fund recognizes a realized gain or loss. The swap contracts entered into by the Fund are on a forward settling basis. For the year ended August 31, 2005, the Fund had no realized gain (loss) on swap contracts.

Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of their contract and from unanticipated changes in the value of the financial index on which the swap agreement is based. The Fund uses swaps for hedging purposes to reduce its exposure to interest rate fluctuations.

At August 31, 2005, the Fund had the following open swap contracts:

Description	Expiration	Notional Principal Amount	Swap Contract Fixed Rate	Current Market Fixed Rate	Unrealized Depreciation
BMA Swap 10 Year	3/1/2016	$4,000,000	3.582% Fixed	3.482%	$(19,451)

Futures Contracts

The Fund periodically may sell bond interest rate futures contracts to manage duration and to potentially reduce transaction costs. Upon entering into a bond interest rate futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a "variation margin" account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. For the year ended August 31, 2005, the Fund had net realized losses on future contracts of $81,943.

At August 31, 2005, the Fund had the following open futures contract:

Expiration Date	Contracts to Deliver	Position	Unrealized Depreciation
December 2005	25 U.S. Treasury 10-Year Note Futures	Short	$(24,709)

Restricted Securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in accordance with procedures established by and under general supervision of the Trustees.

Additional information on restricted securities, excluding securities purchased under Rule 144A that have been deemed liquid by the Trustees, held at August 31, 2005, is as follows:

Security	Acquisition Date	Acquisition Cost
New York City, NY IDA, Liberty Revenue Bonds (Series A), 6.25% (7 World Trade Center LLC), 3/1/2015	3/15/2005	$400,000

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis. Realized gains and losses from investment transactions are recorded on an identified cost basis.

3. SHARES OF BENEFICIAL INTEREST

The following tables summarize share activity:

Year Ended August 31	2005		2004
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	322,792	$3,473,791	469,545	$4,997,940
Shares issued to shareholders in payment of distributions declared	41,751	448,512	43,270	459,837
Shares redeemed	(529,239)	(5,682,587)	(475,773)	(5,041,882)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(164,696)	$(1,760,284)	37,042	$415,895

Year Ended August 31	2005		2004
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	209,632	$2,254,869	542,789	$5,784,469
Shares issued to shareholders in payment of distributions declared	46,046	494,563	48,825	518,972
Shares redeemed	(245,170)	(2,637,115)	(363,901)	(3,849,790)
NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	10,508	$112,317	227,713	$2,453,651
NET CHANGE RESULTING FROM SHARE TRANSACTIONS	(154,188)	$(1,647,967)	264,755	$2,869,546

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to differing treatments for discount accretion/premium amortization on debt securities.

For the year ended August 31, 2005, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses)
$(476)	$476

Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended August 31, 2005 and August 31, 2004, was as follows:

	2005	2004
Tax-exempt income	$1,859,580	$1,946,891

As of August 31, 2005, the components of distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income	$68,892
Unrealized appreciation	$2,184,883
Capital loss carryforward	$983,473

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to the amortization/accretion tax elections on fixed-income securities.

At August 31, 2005, the cost of investments for federal tax purposes was $46,760,755. The net unrealized appreciation of investments for federal tax purposes was $2,229,043, excluding any unrealized depreciation from futures and swap contracts. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $2,278,382 and net unrealized depreciation from investments for those securities having an excess of cost over value of $49,339.

At August 31, 2005, the Fund had a capital loss carryforward of $983,473 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2008	$288,795
2011	$371,903
2012	$ 4,752
2013	$318,023

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 0.40% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund. The Adviser can modify or terminate this voluntary waiver and/or reimbursement at any time at its sole discretion. For the year ended August 31, 2005, the Adviser voluntarily waived $194,048 of its fee, and reimbursed $172,709 of other operating expenses.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of all Federated funds as specified below:

Maximum Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended August 31, 2005, the net fee paid to FAS was 0.321% of average aggregate daily net assets of the Fund.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class A Shares and Class B Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC:

Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.25%
Class B Shares	0.75%

FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended August 31, 2005, FSC voluntarily waived $65,596 of its fee. Rather than paying financial intermediaries directly, the Fund may pay fees to FSC and FSC will use the fees to compensate financial intermediaries. For the year ended August 31, 2005, FSC did not retain any fees paid by the Fund.

Sales Charges

For the year ended August 31, 2005, FSC retained $11,078 in sales charges from the sale of Class A Shares. See "What Do Shares Cost?" in the Prospectus.

Shareholder Services Fee

The Fund may pay fees (Services Fees) up to 0.25% of the average daily net assets of the Fund's Class A Shares and Class B Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC), a subsidiary of Federated Investors, Inc., for providing services to shareholders and maintaining shareholder accounts. Under certain agreements, rather than paying financial intermediaries directly, the Fund may pay Service Fees to FSSC and FSSC will use the fees to compensate financial intermediaries. FSSC or these financial intermediaries may voluntarily choose to waive any portion of their fee. This voluntary waiver can be modified or terminated at any time. For the year ended August 31, 2005, FSSC did not retain any fees paid by the Fund.

Interfund Transactions

During the year ended August 31, 2005, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees, and/or common Officers. These purchase and sale transactions complied with Rule 17a-7 under the Act and amounted to $17,950,000 and $17,550,000, respectively.

General

Certain of the Officers and Trustees of the Fund are Officers and Directors or Trustees of the above companies.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended August 31, 2005, were as follows:

Purchases	$9,695,452
Sales	$14,425,874

7. CONCENTRATION OF CREDIT RISK

Since the Fund invests a substantial portion of its assets in issuers located in one state, it will be more susceptible to factors adversely affecting issuers of that state than would be a comparable tax-exempt mutual fund that invests nationally. In order to reduce the credit risk associated with such factors, at August 31, 2005, 44.3% of the securities in the portfolio of investments is backed by letters of credit or bond insurance of various financial institutions and financial guaranty assurance agencies. The largest percentage of investments insured by or supported (backed) by a letter of credit from any one institution or agency was 11.5% of total investments.

8. LEGAL PROCEEDINGS

Beginning in October 2003, Federated Investors, Inc. and various subsidiaries thereof (including the advisers and distributor for various investment companies, collectively, "Federated"), along with various investment companies sponsored by Federated (Funds) were named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. Federated and various Funds have also been named as defendants in several additional lawsuits, the majority of which are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees. The Board of the Funds has retained the law firm of Dickstein Shapiro Morin & Oshinsky LLP to represent the Funds in these lawsuits. Federated and the Funds, and their respective counsel, are reviewing the allegations and will respond appropriately. Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.

9. FEDERAL TAX INFORMATION (UNAUDITED)

At August 31, 2005, 100% of the distributions from net investment income is exempt from federal income tax, other than the federal AMT.

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF FEDERATED MUNICIPAL SECURITIES INCOME TRUST AND SHAREHOLDERS OF FEDERATED NEW YORK MUNICIPAL INCOME FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated New York Municipal Income Fund (the "Fund"), a portfolio of Federated Municipal Securities Income Trust, as of August 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2005, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2005, and the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
October 18, 2005

Board of Trustees and Trust Officers

The Board is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Funds. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA. As of December 31, 2004, the Trust comprised seven portfolios, and the Federated Fund Complex consisted of 44 investment companies (comprising 133 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 CHAIRMAN AND TRUSTEE Began serving: August 1990	Principal Occupations : Chairman and Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.

Previous Positions : Trustee, Federated Investment Management Company and Chairman and Director, Federated Investment Counseling.

J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND TRUSTEE Began serving: August 1990	Principal Occupations : Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Passport Research, Ltd.; Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions : President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Lawrence D. Ellis, M.D.* Birth Date: October 11, 1932 3471 Fifth Avenue Suite 1111 Pittsburgh, PA TRUSTEE Began serving: August 1990	Principal Occupations : Director or Trustee of the Federated Fund Complex; Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center Downtown; Hematologist, Oncologist and Internist, University of Pittsburgh Medical Center.

Other Directorships Held : Member, National Board of Trustees, Leukemia Society of America.

Previous Positions : Trustee, University of Pittsburgh; Director, University of Pittsburgh Medical Center.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to the positions they hold with Federated Investors, Inc. and its subsidiaries. Lawrence D. Ellis, M.D. is "interested" because his son-in-law is employed by the Fund's principal underwriter, Federated Securities Corp.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas G. Bigley Birth Date: February 3, 1934 15 Old Timber Trail Pittsburgh, PA TRUSTEE Began serving: November 1994	Principal Occupation : Director or Trustee of the Federated Fund Complex.

Other Directorships Held : Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position : Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 Investment Properties Corporation 3838 North Tamiami Trail Suite 402 Naples, FL TRUSTEE Began serving: August 1991	Principal Occupations : Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida.

Previous Positions : President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Nicholas P. Constantakis Birth Date: September 3, 1939 175 Woodshire Drive Pittsburgh, PA TRUSTEE Began serving: February 1998	Principal Occupations : Director or Trustee of the Federated Fund Complex.

Other Directorships Held : Director and Member of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position : Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 353 El Brillo Way Palm Beach, FL TRUSTEE Began serving: July 1999	Principal Occupation : Director or Trustee of the Federated Fund Complex.

Other Directorships Held : Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions : Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Peter E. Madden Birth Date: March 16, 1942 One Royal Palm Way 100 Royal Palm Way Palm Beach, FL TRUSTEE Began serving: August 1991	Principal Occupation : Director or Trustee of the Federated Fund Complex.

Other Directorships Held : Board of Overseers, Babson College.

Previous Positions : Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 80 South Road Westhampton Beach, NY TRUSTEE Began serving: January 1999	Principal Occupations : Director or Trustee of the Federated Fund Complex; Management Consultant; Executive Vice President, DVC Group, Inc. (marketing communications and technology) (prior to 9/1/00).

Previous Positions : Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University.

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 Chancellor, Duquesne University Pittsburgh, PA TRUSTEE Began serving: February 1995	Principal Occupations : Director or Trustee of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Partner, Murray, Hogue and Lannis.

Other Directorships Held : Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions : President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

Marjorie P. Smuts Birth Date: June 21, 1935 4905 Bayard Street Pittsburgh, PA TRUSTEE Began serving: August 1990	Principal Occupations : Director or Trustee of the Federated Fund Complex; Public Relations/Marketing Consultant/Conference Coordinator.

Previous Positions : National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

John S. Walsh Birth Date: November 28, 1957 2604 William Drive Valparaiso, IN TRUSTEE Began serving: July 1999	Principal Occupations : Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position : Vice President, Walsh & Kelly, Inc.

OFFICERS

Name Birth Date Positions Held with Trust Date Began Serving	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: August 1990	Principal Occupations : Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions : Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Richard J. Thomas Birth Date: June 17, 1954 TREASURER Began serving: November 1998	Principal Occupations : Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services.

Previous Positions : Vice President, Federated Administrative Services; held various management positions within Funds Financial Services Division of Federated Investors, Inc.

Richard B. Fisher Birth Date: May 17, 1923 VICE CHAIRMAN Began serving: August 2002	Principal Occupations : Vice Chairman or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions : President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc. and Director and Chief Executive Officer, Federated Securities Corp.

Mary Jo Ochson Birth Date: September 12, 1953 CHIEF INVESTMENT OFFICER Began serving: May 2004	Principal Occupations: Mary Jo Ochson was named Chief Investment Officer of tax-exempt, fixed-income products in 2004 and is a Vice President of the Trust. She joined Federated in 1982 and has been a Senior Portfolio Manager and a Senior Vice President of the Fund's Adviser since 1996. Ms. Ochson is a Chartered Financial Analyst and received her M.B.A. in Finance from the University of Pittsburgh.

J. Scott Albrecht Birth Date: June 1, 1960 VICE PRESIDENT Began serving: November 1998	J. Scott Albrecht has been the Fund's Portfolio Manager since March 1995. He is Vice President of the Trust. Mr. Albrecht joined Federated in 1989. He has been a Senior Portfolio Manager since 1997 and a Senior Vice President of the Fund's Adviser since 2005. He was a Portfolio Manager from 1994 to 1996. Mr. Albrecht is a Chartered Financial Analyst and received his M.S. in Public Management from Carnegie Mellon University.

Board Review of Advisory Contract

As required by the Act, the Fund's Board has reviewed the Fund's investment advisory contract. The Board's decision to approve the contract reflects the exercise of its business judgment on whether to continue the existing arrangements. During its review of the contract, the Board considers many factors, among the most material of which are: the Fund's investment objectives; the Adviser's management philosophy, personnel, processes, and investment and operating strategies; long-term performance; the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry; the range of comparable fees for similar funds in the mutual fund industry; the range and quality of services provided to the Fund and its shareholders by the Federated organization in addition to investment advisory services; and the Fund's relationship to the Federated family of funds.

In its decision to appoint or renew the Adviser, the Board is mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognizes that most shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and in the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's "selection" or approval of the Adviser must reflect the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund. The Board also considers the compensation and benefits received by the Adviser. This includes fees received for services provided to the Fund by other entities in the Federated organization and research services received by the Adviser from brokers that execute fund trades, as well as advisory fees. In this regard, the Board is aware that various courts have interpreted provisions of the Act and have indicated in their decisions that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the Fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize "economies of scale" as the Fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with the Fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the Adviser's service and fee. The Fund's Board is aware of these factors and is guided by them in its review of the Fund's advisory contract to the extent they are appropriate and relevant, as discussed further below.

The Board considers and weighs these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and is assisted in its deliberations by the advice of independent legal counsel. In this regard, the Board requests and receives substantial and detailed information about the Fund and the Federated organization. Federated provides much of this information at each regular meeting of the Board, and furnishes additional reports in connection with the particular meeting at which the Board's formal review of the advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board's evaluation of an advisory contract is informed by reports covering such matters as: the Adviser's investment philosophy, personnel, and processes; operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or "peer group" funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The evaluation process is evolutionary, reflecting continually developing considerations. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.

With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board focuses on comparisons with other similar mutual funds (rather than non-mutual fund products or services) because, simply put, they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle already chosen by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group may be a useful indicator of how the Adviser is executing on the Fund's investment program, which would in turn assist the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services are such as to warrant continuation of the advisory contract.

The Board also receives financial information about Federated, including reports on the compensation and benefits Federated derives from its relationships with the Federated funds. These reports cover not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The reports also discuss any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades as well as waivers of fees and/or reimbursements of expenses. In order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waive fees and/or reimburse expenses. Although the Board considers the profitability of the Federated organization as a whole, it does not evaluate, on a fund-by-fund basis, Federated's "profitability" and/or "costs" (which would include an assessment as to whether "economies of scale" would be realized if the fund were to grow to some sufficient size). In the Board's view, the cost of performing advisory services on a fund-specific basis is both difficult to estimate satisfactorily and a relatively minor consideration in its overall evaluation. Analyzing isolated funds would require constructed allocations of the costs of shared resources and operations based on artificial assumptions that are inconsistent with the existing relationships within a large and diversified family of funds that receive advisory and other services from the same organization. Although the Board is always eager to discover any genuine "economies of scale," its experience has been that such "economies" are likely to arise only when a fund grows dramatically, and becomes and remains very large in size. Even in these instances, purchase and redemption activity, as well as the presence of expense limitations (if any), may offset any perceived economies. As suggested above, the Board considers the information it receives about the Fund's performance and expenses as compared to an appropriate set of similar competing funds to be more relevant.

The Board bases its decision to approve an advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above are relevant to every Federated fund, nor does the Board consider any one of them to be determinative. With respect to the factors that are relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provide a satisfactory basis to support the decision to continue the existing arrangements.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on "Form N-PX" of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available through Federated's website. Go to FederatedInvestors.com, select "Products," select the "Prospectuses and Regulatory Reports" link, then select the Fund to access the link to Form N-PX. This information is also available from the EDGAR database on the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q." These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the "Products" section of Federated's website at FederatedInvestors.com by clicking on "Portfolio Holdings" and selecting the name of the Fund, or by selecting the name of the Fund and clicking on "Portfolio Holdings." You must register on the website the first time you wish to access this information.

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses, and other information.

Federated
World-Class Investment Manager

Federated New York Municipal Income Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 313923401
Cusip 313923880

28992 (10/05)

Federated is a registered mark of Federated Investors, Inc. 2005 (c)Federated Investors, Inc.

Federated
World-Class Investment Manager

Federated North Carolina Municipal Income Fund

A Portfolio of Federated Municipal Securities Income Trust

ANNUAL SHAREHOLDER REPORT

August 31, 2005

Class A Shares

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLES
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BOARD OF TRUSTEES AND TRUST OFFICERS
BOARD REVIEW OF ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Not FDIC Insured * May Lose Value * No Bank Guarantee

Federated Investors 50 Years of Growth & Innovation

Financial Highlights

(For a Share Outstanding Throughout Each Period)

Year Ended August 31	2005	2004	2003	2002		2001
Net Asset Value, Beginning of Period	$11.05	$10.92	$11.07	$10.99		$10.45
Income from Investment Operations:
Net investment income	0.47	0.48	0.48	0.50	[1]	0.50
Net realized and unrealized gain (loss) on investments, futures contracts and swap contracts	0.02	0.13	(0.15)	0.08	[1]	0.54
TOTAL FROM INVESTMENT OPERATIONS	0.49	0.61	0.33	0.58		1.04
Less Distributions:
Distributions from net investment income	(0.47)	(0.48)	(0.48)	(0.50)		(0.50)
Net Asset Value, End of Period	$11.07	$11.05	$10.92	$11.07		$10.99
Total Return [2]	4.57%	5.61%	2.93%	5.48%		10.23%

Ratios to Average Net Assets:
Net expenses	0.78%	0.79%	0.79%	0.79%		0.79%
Net investment income	4.29%	4.26%	4.22%	4.62	% [1]	4.71%
Expense waiver/reimbursement [3]	0.63%	0.56%	0.49%	0.61%		0.68%
Supplemental Data:
Net assets, end of period (000 omitted)	$62,000	$56,289	$82,430	$55,261		$47,235
Portfolio turnover	12%	16%	16%	21%		28%

1 Effective September 1, 2001, the Fund adopted the provisions of the American Institute of Certified Public Accountants (AICPA) Audit and Accounting Guide for Investment Companies and began accreting discount/amortizing premium on long-term debt securities. For the year ended August 31, 2002, this change had no effect on the net investment income per share or net realized and unrealized gain (loss) on investments per share, but increased the ratio of net investment income to average net assets from 4.61% to 4.62%. Per share, ratios and supplemental data for the periods prior to September 1, 2001 have not been restated to reflect this change in presentation.

2 Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

3 This voluntary expense decrease is reflected in both the net expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees; to the extent applicable, distribution (12b-1) fees and/or shareholder services fees; and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2005 to August 31, 2005.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value 3/1/2005	Ending Account Value 8/31/2005	Expenses Paid During Period [1]
Actual	$1,000	$1,021.70	$3.92
Hypothetical (assuming a 5% return before expenses)	$1,000	$1,021.32	$3.92

1 Expenses are equal to the Fund's annualized expense ratio of 0.77% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Management's Discussion of Fund Performance

The Fund's total return, based on net asset value, for the 12-month reporting period was 4.57% for Class A Shares. The total return of the Lehman Brothers Municipal Bond Index (LBMB), 1 the fund's benchmark index, was 5.31% during the 12-month reporting period. The average total return of the Lipper North Carolina Municipal Debt Funds Average (Average), 2 a performance benchmark for the fund, was 4.06% over the 12-month reporting period. The Fund outperformed the Average in total return and income.

The Fund's investment strategy focused on: (a) purchasing intermediate to long-term, tax-exempt municipal bonds to capture the potential income advantages of such securities relative to bonds with shorter maturities due to the upward sloping yield curve (the yield curve shows the relative yield of similar securities with different maturities); (b) having a significant allocation of the bond portfolio in low investment grade and non-investment grade tax-exempt municipal bonds, or equivalents, to seek incremental return from the higher yields available in such securities; 3 (c) the allocation of the portfolio among securities of similar issuers (referred to as sectors); and (d) active adjustment of the fund's duration (which indicates the portfolio's sensitivity to changes in interest rates) through purchases of tax-exempt municipal bonds with relatively high coupons (or interest rate payments) and through tactical use of futures contracts. 4 These were the most significant factors affecting the fund's performance.

1 The LBMB is the broad-based securities market index for the fund. The LBMB is a broad market performance benchmark for the tax-exempt bond market. To be included in the LBMB, bonds must have a minimum credit rating of Baa, have an outstanding par value of at least $3 million and be issued as part of a transaction of at least $50 million. The LBMB includes both zero coupon bonds and bonds subject to the federal alternative minimum tax. Indexes are unmanaged, and it is not possible to invest directly in an index. The fund's total return reflected actual cash flows, transaction costs, and other expenses which were not reflected in the total return of LBMB.

2 Lipper figures represent the average of the total returns reports by all the mutual funds designated by Lipper Inc. as falling into the respective categories indicated. They do not reflect sales charges.

3 Investment grade securities are securities that are rated at least "BBB" or unrated securities of a comparable quality. Non-investment grade securities are securities that are not rated at least "BBB" or unrated securities of a comparable quality. Credit ratings are an indication of the risk that a security will default. They do not protect a security from credit risk. Lower-rated bonds typically offer higher yields to help compensate investors for the increased risk associated with them. Among these risks are lower creditworthiness, greater price volatility, more risk to principal and income than with higher-rated securities and increased possibilities of default.

4 Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause a decline in their prices.

The following discussion focuses on the performance of the fund's Class A Shares. The 4.57% total return of the Class A Shares for the reporting period consisted of 4.39% of tax-exempt dividends and 0.18% appreciation in the net asset value of the shares. 5

MARKET OVERVIEW

During the reporting period, long term interest rates remained low but showed some volatility as the bond market appeared to attempt to determine the extent of the strength of the U.S. economy and the Federal Reserve Board's (the "Fed") intentions concerning short-term interest rates. The ten-year Treasury note began the reporting period at 4.12%, reached a high of 4.64% on March 22, 2005, and then declined to 4.01% at the end of the reporting period. The continuation of the low interest rate environment resulted in investors pursuing lower rated credits because of the additional yield they offered. As a result, certain revenue bond sectors outperformed the LBMB, such as hospital, industrial development and pollution control project bonds. High-yield, tax-exempt municipal debt (non-investment grade bonds rated "BB" and lower or unrated bonds of comparable quality) provided strong total returns as investors were attracted to the significantly higher yield provided by these issues.

The Fed raised short-term interest rates eight times during the reporting period bringing the Federal Funds Target Rate to 3.50% by the end of the reporting period. This resulted in a significant flattening of the municipal yield curve with short-term interest rates rising and long-term interest rates actually declining (that is, while securities provided higher incremental income or yield as maturities became longer, the amount of the increase in incremental income was less or flattened).

Credit spreads, or the yield difference between the "AAA" municipal bonds and bonds of lower credit quality and similar maturity, decreased during the reporting period. Credit spreads became tighter to a greater extent for "BBB" rated (or comparable quality) debt than for other investment grade rated ("AAA," "AA," "A" or comparable quality) debt (meaning that the yield on the "BBB" rated (or comparable quality) debt improved to a greater extent than for other investment grade rated (or comparable quality) debt).

YIELD CURVE AND MATURITY

Tax-exempt municipal bonds with longer maturities provided better returns during the reporting period as the yield curve flattened and the yields on bonds with longer maturities declined while the yield on bonds with shorter maturities increased.

The fund's concentration of bond holdings with maturities of 10 years or more added incremental return, and benefited fund performance, as such intermediate and long-term bonds provided greater income and higher total return.

5 Income may be subject to the federal alternative minimum tax.

CREDIT QUALITY

During the reporting period, non-investment grade (or high yield) tax-exempt municipal debt also performed well during the reporting period as the demand for non-investment grade tax-exempt municipal debt was great. The tightening of credit spreads between lower-quality bonds and high-quality bonds benefited the fund's performance because of the fund's holdings in low investment grade tax-exempt municipal bonds (bonds rated "BBB" or unrated bonds of comparable quality) and non-investment grade tax-exempt municipal bonds, which averaged approximately 16% of the fund's portfolio during the reporting period, contributed positively to the performance. Prices on such securities outperformed substantially during the period, which appeared to result from improving perceptions of credit quality and a heightened demand for such bonds.

SECTOR

During the reporting period, the fund allocated a sizable portion of its portfolio (more than 16%) to hospital and life care bonds. These sectors were among the strongest performing sectors during the reporting period and added significant incremental return. This positively impacted the fund's performance.

DURATION 6

As determined at the end of the reporting period, the fund's dollar-weighted average duration was 4.69 years. Duration management is a significant component of the fund's investment strategy. The fund's hedging strategy negatively affected the fund's performance. During most of the reporting period, in anticipation of rising interest rates, the fund hedged the portfolio (adjusted the duration shorter) using Treasury future contracts. The fund's use of these instruments, however, negatively affected the fund's performance since these instruments did not perform well because longer-term and intermediate-term municipal interest rates declined during the reporting period.

6 Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities with shorter durations.

GROWTH OF A $10,000 INVESTMENT 1

The graph below illustrates the hypothetical investment of $10,000 2 in the Federated North Carolina Municipal Income Fund (the "Fund") from August 31, 1995 to August 31, 2005, compared to the Lehman Brothers Municipal Bond Index (LBMB) 3 and the Lipper North Carolina Municipal Debt Funds Average (LNCMDFA). 4

Average Annual Total Return [5] for the Period Ended 8/31/2005
1 Year	(0.13%	)
5 Years	4.77%
10 Years	4.80%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum sales charge of 4.50%.

1 Federated North Carolina Municipal Income Fund is the successor to CCB North Carolina Municipal Securities Fund. The quoted performance data includes performance of the CCB North Carolina Municipal Securities Fund for the period from August 31, 1995 to July 23, 1999, as adjusted to reflect the Fund's expenses. The CCB North Carolina Municipal Securities Fund was reorganized as a portfolio of the Trust on July 23, 1999.

2 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge=$9,550). The Fund's performance assumes the reinvestment of all dividends and distributions. The LBMB and the LNCMDFA have been adjusted to reflect reinvestment of dividends on securities in the index and the average. Indexes are unmanaged and, unlike the fund, are not affected by cash flows. It is not possible to invest directly in an index or an average.

3 The LBMB is an unmanaged index comprising bonds with a minimum credit rating of at least Baa. They must have an outstanding par value of at least $3 million and be issued as part of a transaction of at least $50 million. The index includes both zero coupon bonds and bonds subject to the federal alternative minimum tax. It is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance.

4 The LNCMDFA represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective category. These total returns are reported net of expenses and other fees that the SEC requires to be reflected in a mutual fund's performance.

5 Total return quoted reflects all applicable sales charges.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance, visit FederatedInvestors.com or call 1-800-341-7400.

Portfolio of Investments Summary Tables

At August 31, 2005, the Fund's credit-quality ratings composition 1 was as follows:

S&P Long-Term Ratings as Percentage of Total Investments [2]		Moody's Long-Term Ratings as Percentage of Total Investments [2]
AAA	32.9%	Aaa	41.5%
AA	26.8%	Aa	21.5%
A	6.9%	A	4.3%
BBB	11.2%	Baa	10.8%
Not Rated by S&P	22.2%	Not Rated by Moody's	21.9%
TOTAL	100.0%	TOTAL	100.0%

1 These tables depict the long-term, credit-quality ratings assigned to the Fund's portfolio holdings by Standard & Poor's (S&P) and Moody's Investors Service (Moody's), each of which is a nationally recognized statistical rating organization (NRSRO). These credit-quality ratings are shown without regard to gradations within a given rating category. For example, securities rated "A-" have been included in the "A" rated category. Rated securities that have been prerefunded, but not rated again by the NRSRO, have been included in the "Not rated by..." category.

Rated securities include a security with an obligor and/or credit enhancer that has received a rating from an NRSRO with respect to a class of debt obligations that is comparable in priority and security with the security held by the Fund. Credit-quality ratings are an assessment of the risk that a security will default in payment and do not address other risks presented by the security. Please see the descriptions of credit-quality ratings in the Fund's Statement of Additional Information.

Holdings that are rated only by a different NRSRO than the one identified have been included in the "Not rated by..." category. Of the portfolio's total investments, 7.4% do not have long-term ratings by either of these NRSROs.

2 Percentages are based on total investments, which may differ from the Fund's total net assets used in computing the percentages in the Portfolio of Investments which follows.

Portfolio of Investments

August 31, 2005

Principal Amount			Credit Rating	[1]	Value
		MUNICIPAL BONDS--97.9%
		North Carolina--90.6%
$1,190,000		Appalachian State University, NC, Parking System Revenue Bonds, 5.625% (FSA INS)/(Original Issue Yield: 5.65%), 7/15/2025	NR/Aaa		$1,330,693
930,000		Asheville, NC Housing Authority, MFH Revenue Bonds, 5.625% TOBs (Oak Knoll Apartments Project)/(FNMA GTD) 9/1/2033	AAA/NR		990,012
1,220,000		Broad River, NC Water Authority, Water System Refunding Revenue Bonds (Series 2005), 5.00% (XL Capital Assurance Inc. INS), 6/1/2022	NR/Aaa		1,313,025
500,000		Broad River, NC Water Authority, Water System Revenue Bonds (Series 2000), 5.375% (U.S. Treasury PRF 6/1/2010 @101)/(Original Issue Yield: 5.55%), 6/1/2026	NR/Aaa		552,495
1,330,000		Cabarrus County, NC, COPs (Series 2002), 5.25%, 2/1/2018	AA-/Aa3		1,454,926
2,000,000		Charlotte, NC Airport, Revenue Bonds, (Series B), 5.875% (MBIA Insurance Corp. INS)/(Original Issue Yield: 5.95%), 7/1/2019	AAA/Aaa		2,176,260
1,000,000		Charlotte, NC, COPs, 5.50% (Charlotte Convention Facilities)/(U.S. Treasury PRF 12/1/2010 @101)/(Original Issue Yield: 5.70%), 12/1/2020	AA+/Aa2		1,118,860
1,000,000		Charlotte, NC, Refunding COPs, 5.00% (Charlotte Convention Facilities), 12/1/2025	AA+/Aa2		1,080,290
1,000,000		Columbus County, NC Industrial Facilities & PCFA, Revenue Bonds (Series 1996A), 5.85% (International Paper Co.), 12/1/2020	BBB/Baa2		1,036,700
1,000,000		Cumberland County, NC, UT GO Bonds, 5.70% (U.S. Treasury PRF 3/1/2010 @102)/(Original Issue Yield: 5.78%), 3/1/2017	AA-/Aa3		1,123,230
1,000,000		Fayetteville, NC Public Works Commission, Revenue Bonds (Series 1999), 5.70% (U.S. Treasury PRF 3/1/2010 @101)/ (Original Issue Yield: 5.79%), 3/1/2019	AAA/Aaa		1,114,540
1,000,000		Forsyth County, NC, COPs, 5.375% (U.S. Treasury PRF 10/1/2011 @101), 10/1/2022	AA+/Aa1		1,122,570
500,000		Gaston County, NC Industrial Facilities and Pollution Control Financing Authority, Exempt Facilities Revenue Bonds, 5.75% (National Gypsum Co.), 8/1/2035	NR		523,775
900,000		Gastonia, NC Combined Utilities System, Water & Sewer Revenue Bonds, 5.625% (MBIA Insurance Corp. INS)/(Original Issue Yield: 5.85%), 5/1/2019	AAA/Aaa		995,643
750,000		Harnett County, NC, COPs, 5.50% (FSA INS), 12/1/2015	AAA/Aaa		833,490
1,000,000		Haywood County, NC Industrial Facilities & PCFA, Revenue Refunding Bonds, 6.40% (Champion International Corp.)/ (Original Issue Yield: 6.42%), 11/1/2024	NR/Baa2		1,072,790
1,000,000		High Point, NC, Public Improvement UT GO Bonds (Series 2000B), 5.50% (Original Issue Yield: 5.67%), 6/1/2018	AA/Aa3		1,114,230
Principal Amount			Credit Rating	[1]	Value
		MUNICIPAL BONDS--continued
		North Carolina--continued
$1,500,000		Martin County, NC IFA, (Series 1995) Solid Waste Disposal Revenue Bonds, 6.00% (Weyerhaeuser Co.), 11/1/2025	BBB/Baa2		$1,532,850
1,000,000		North Carolina Capital Facilities Finance Agency, Revenue Bonds (Series 2005A), 5.00% (Duke University), 10/1/2041	AA+/Aa1		1,061,370
500,000		North Carolina Eastern Municipal Power Agency, Power Supply Revenue Refunding Bonds (Series D), 5.125% (Original Issue Yield: 5.33%), 1/1/2026	BBB/Baa2		516,935
500,000		North Carolina Eastern Municipal Power Agency, Power System Refunding Revenue Bonds (Series 2003C), 5.375% (Original Issue Yield: 5.57%), 1/1/2017	BBB/Baa2		534,930
500,000		North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds (Series 1999D), 6.70%, 1/1/2019	BBB/Baa2		560,685
865,000		North Carolina HFA, Home Ownership Revenue Bonds (Series 5-A), 5.55%, 1/1/2019	AA/Aa2		895,950
770,000		North Carolina HFA, Home Ownership Revenue Bonds (Series 6-A), 6.10%, 1/1/2018	AA/Aa2		805,020
300,000		North Carolina Medical Care Commission, FHA Insured Mortgage Revenue Bonds (Series 2003), 5.375% (Betsy Johnson Regional Hospital)/(FSA INS), 10/1/2024	AAA/Aaa		335,265
500,000		North Carolina Medical Care Commission, Health Care Facilities First Mortgage Revenue Bonds (Series 2001), 6.625% (Moravian Homes, Inc.)/(Original Issue Yield: 7.00%), 4/1/2031	NR		533,990
500,000		North Carolina Medical Care Commission, Health Care Facilities First Mortgage Revenue Bonds, 6.25% (Arbor Acres Community)/(Original Issue Yield: 6.40%), 3/1/2027	NR		531,150
500,000		North Carolina Medical Care Commission, Health Care Facilities First Mortgage Revenue Bonds, 6.875% (Presbyterian Homes, Inc.)/(Original Issue Yield: 7.00%), 10/1/2021	NR		538,955
500,000		North Carolina Medical Care Commission, Health Care Facilities First Mortgage Revenue Refunding Bonds (Series 2004A), 5.00% (Deerfield Episcopal Retirement Community), 11/1/2023	NR		521,440
1,000,000		North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds (Series 1999), 6.25% (Stanley Memorial Hospital Project)/(Original Issue Yield: 6.40%), 10/1/2019	A-/NR		1,080,870
250,000		North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds (Series 2002A), 5.25% (Union Regional Medical Center)/(Original Issue Yield: 5.33%), 1/1/2021	A/A2		263,668
200,000		North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds (Series 2002A), 5.25% (Union Regional Medical Center)/(Original Issue Yield: 5.38%), 1/1/2022	A/A2		210,480
1,000,000		North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds (Series 2003A), 5.00% (Novant Health Obligated Group), 11/1/2017	AA-/Aa3		1,072,630
Principal Amount			Credit Rating	[1]	Value
		MUNICIPAL BONDS--continued
		North Carolina--continued
$1,205,000		North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds (Series 2004A), 5.25% (Cleveland Community Healthcare)/(AMBAC INS), 7/1/2021	AAA/Aaa		$1,321,728
1,000,000		North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds (Series 2005A), 5.00% (Blue Ridge HealthCare System)/(FGIC INS), 1/1/2033	AAA/Aaa		1,059,600
1,230,000		North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, 5.50% (Hugh Chatham Memorial Hospital)/(Radian Asset Assurance INS), 10/1/2019	AA/NR		1,343,886
625,000		North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, 5.50% (Scotland Memorial Hospital)/(Radian Asset Assurance INS)/(Original Issue Yield: 5.593%), 10/1/2019	AA/NR		670,825
400,000		North Carolina Medical Care Commission, Health Care Housing Revenue Bonds (Series 2004A), 5.80% (Arc of North Carolina Projects), 10/1/2034	NR/Baa1		416,908
1,000,000		North Carolina Medical Care Commission, Health System Revenue Bonds, 5.25% (Mission Health, Inc.)/(Original Issue Yield: 5.48%), 10/1/2026	AA/Aa3		1,065,800
1,000,000		North Carolina Medical Care Commission, Hospital Revenue Bonds (Series 2000), 5.50% (Northeast Medical Center)/ (AMBAC INS)/(Original Issue Yield: 5.74%), 11/1/2025	AAA/Aaa		1,095,130
1,000,000		North Carolina Medical Care Commission, Hospital Revenue Bonds (Series 2002A), 5.375% (Southeastern Regional Medical Center)/(Original Issue Yield: 5.48%), 6/1/2032	A/NR		1,047,310
1,000,000		North Carolina Medical Care Commission, Hospital Revenue Bonds, 6.125% (Southeastern Regional Medical Center)/ (Original Issue Yield: 6.25%), 6/1/2019	A/A3		1,085,550
685,000		North Carolina Medical Care Commission, Hospital Revenue Bonds, 5.50% (Maria Parham Medical Center)/(Radian Asset Assurance INS), 10/1/2018	AA/NR		748,911
250,000		North Carolina Medical Care Commission, Retirement Facilities First Mortgage Revenue Bonds (Series 2002), 6.25% (Forest at Duke)/(Original Issue Yield: 6.35%), 9/1/2021	NR		268,648
500,000		North Carolina Medical Care Commission, Retirement Facilities First Mortgage Revenue Bonds (Series 2003A), 6.375% (Givens Estates)/(Original Issue Yield: 6.50%), 7/1/2023	NR		537,035
550,000		North Carolina Medical Care Commission, Retirement Facilities First Mortgage Revenue Bonds (Series 2004C), 6.00% (Cypress Glen)/(Original Issue Yield: 6.092%), 10/1/2033	NR		582,934
500,000		North Carolina Medical Care Commission, Retirement Facilities First Mortgage Revenue Bonds (Series 2005A), 5.50% (United Methodist Retirement Homes)/(Original Issue Yield: 5.55%), 10/1/2035	NR		513,495
1,000,000		North Carolina Municipal Power Agency No. 1, Electric Revenue Bonds (Series 1999B), 6.50% (Original Issue Yield: 6.73%), 1/1/2020	BBB+/A3		1,110,080
Principal Amount			Credit Rating	[1]	Value
		MUNICIPAL BONDS--continued
		North Carolina--continued
$1,155,000		North Carolina Municipal Power Agency No. 1, Electric Revenue Bonds, 10.50% (Escrowed In Treasuries COL), 1/1/2010	AAA/#Aaa		$1,351,477
1,200,000		Northern Hospital District of Surry County, NC, Health Care Facilities Revenue Refunding Bonds (Series 2001), 5.10% (Northern Hospital of Surry County)/(Radian Asset Assurance INS)/(Original Issue Yield: 5.242%), 10/1/2021	AA/Aa3		1,258,488
1,080,000		Onslow, NC Water & Sewer Authority, Revenue Bonds, 5.00% (XL Capital Assurance Inc. INS), 6/1/2025	AAA/Aaa		1,153,667
1,200,000		Piedmont Triad Airport Authority, NC, Airport Revenue Bonds (Series 1999A), 5.875% (FSA INS)/(Original Issue Yield: 6.02%), 7/1/2019	AAA/Aaa		1,330,788
1,000,000		Pitt County, NC, COPs (Series 2000B), 5.50% (FSA INS)/ (Original Issue Yield: 5.63%), 4/1/2025	AAA/Aaa		1,088,080
1,500,000	[2]	Pitt County, NC, Refunding Bonds, 5.25% (Pitt County Memorial Hospital)/(Escrowed In Treasuries COL)/(Original Issue Yield: 5.85%), 12/1/2021	NR/#Aaa		1,547,535
1,000,000		Raleigh & Durham, NC Airport Authority, Revenue Bonds (Series 2005A), 5.00% (AMBAC INS), 5/1/2030	NR/Aaa		1,067,470
2,000,000		Randolph County, NC, COPs (Series 2000), 5.60% (FSA INS)/(Original Issue Yield: 5.77%), 6/1/2018	AAA/Aaa		2,195,320
890,000		University of North Carolina System Pool, Revenue Bonds (Series A), 5.25% (University of North Carolina)/ (AMBAC INS), 4/1/2021	AAA/Aaa		988,541
755,000		University of North Carolina System Pool, Revenue Bonds, 5.00% (University of North Carolina)/(AMBAC INS), 4/1/2029	NR/Aaa		804,566
500,000		Wilmington, NC Water & Sewer System, Revenue Bonds (Series 1999), 5.625% (FSA INS)/(Original Issue Yield: 5.76%), 6/1/2018	NR/Aaa		553,925
		TOTAL			56,157,414
		Puerto Rico--6.4%
1,500,000	[3]	Puerto Rico Electric Power Authority, Drivers (Series 266), 8.2089% (FSA INS), 7/1/2015	AAA/NR		1,988,625
500,000		Puerto Rico Highway and Transportation Authority, Transportation Revenue Bonds (Series G), 5.00% (Original Issue Yield: 5.10%), 7/1/2033	A/Baa2		524,055
395,000		Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Cogeneration Facility Revenue Bonds (Series 2000A), 6.625% (AES Puerto Rico Project)/(Original Issue Yield: 6.65%), 6/1/2026	NR/Baa3		429,112
1,000,000		Puerto Rico Public Finance Corp., Commonwealth Appropriation Bonds (Series 2001E), 5.75% (U.S. Treasury PRF 2/1/2007 @100)/(Original Issue Yield: 5.80%), 8/1/2030	BBB-/Aaa		1,039,790
		TOTAL			3,981,582
Principal Amount			Credit Rating	[1]	Value
		MUNICIPAL BONDS--continued
		Virgin Islands--0.9%
$500,000		University of the Virgin Islands, UT GO Bonds (Series A), 5.375% (Original Issue Yield: 5.43%), 12/1/2034	BBB/NR		$533,625
		TOTAL MUNICIPAL BONDS (IDENTIFIED COST $56,403,822)			60,672,621
		SHORT-TERM MUNICIPALS--1.1%
		North Carolina--0.8%
500,000		North Carolina Medical Care Commission, (Series 2001A) Weekly VRDNs (Moses H. Cone Memorial)	AA/NR		500,000
		Puerto Rico--0.3%
200,000		Puerto Rico Government Development Bank (GDB) Weekly VRDNs (MBIA Insurance Corp. INS)/(Credit Suisse, Zurich LIQ)	AAA/Aaa		200,000
		TOTAL SHORT-TERM MUNICIPALS (AT AMORTIZED COST)			700,000
		TOTAL MUNICIPAL INVESTMENTS--99.0% (IDENTIFIED COST $57,103,822) [4]			61,372,621
		OTHER ASSETS AND LIABILITIES - NET--1.0%			626,955
		TOTAL NET ASSETS--100%			$61,999,576

Securities subject to the federal alternative minimum tax (AMT) represent 15.4% of the Fund's portfolio as calculated based upon total portfolio market value (percentage is unaudited).

1 Current credit ratings are unaudited.

2 Pledged as collateral to ensure the Fund is able to satisfy the obligations of its outstanding short futures contracts.

3 Denotes a restricted security, including securities purchased under Rule 144A of the Securities Act of 1933. This security, which has been deemed liquid by criteria approved by the Fund's Board of Trustees, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. At August 31, 2005, this security amounted to $1,988,625 which represents 3.2% of total net assets.

4 The cost of investments for federal tax purposes amounts to $57,100,309.

Note: The categories of investments are shown as a percentage of total net assets at August 31, 2005.

The following acronyms are used throughout this portfolio:

AMBAC	--American Municipal Bond Assurance Corporation
COL	--Collateralized
COPs	--Certificates of Participation
FGIC	--Financial Guaranty Insurance Company
FHA	--Federal Housing Administration
FNMA	--Federal National Mortgage Association
FSA	--Financial Security Assurance
GO	--General Obligation
GTD	--Guaranteed
HFA	--Housing Finance Authority
IFA	--Industrial Finance Authority
INS	--Insured
LIQ	--Liquidity Agreement
MFH	--Multifamily Housing
PCFA	--Pollution Control Financing Authority
PRF	--Prerefunded
TOBs	--Tender Option Bonds
UT	--Unlimited Tax
VRDNs	--Variable Rate Demand Notes

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

August 31, 2005

Assets:
Total investments in securities, at value (identified cost $57,103,822)		$61,372,621
Cash		27,841
Income receivable		892,533
Receivable for investments sold		10,000
Receivable for shares sold		12,145
TOTAL ASSETS		62,315,140
Liabilities:
Payable for shares redeemed	$194,752
Income distribution payable	74,951
Payable for Directors'/Trustees' fees	437
Payable for transfer and dividend disbursing agent fees and expenses	10,653
Payable for shareholder services fees (Note 5)	9,724
Payable for daily variation margin	10,000
Accrued expenses	15,047
TOTAL LIABILITIES		315,564
Net assets for 5,601,083 shares outstanding		$61,999,576
Net Assets Consist of:
Paid-in capital		$59,161,073
Net unrealized appreciation of investments and futures contracts		4,249,032
Accumulated net realized loss on investments, futures contracts, and swap contracts		(1,410,520)
Accumulated net investment income (loss)		(9)
TOTAL NET ASSETS		$61,999,576
Net Asset Value, Offering Price and Redemption Proceeds per Share:
Net asset value per share ($61,999,576 ÷ 5,601,083 shares outstanding), no par value, unlimited shares authorized		$11.07
Offering price per share (100/95.50 of $11.07) [1]		$11.59
Redemption proceeds per share		$11.07

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended August 31, 2005

Investment Income:
Interest			$2,979,827
Expenses:
Investment adviser fee (Note 5)		$235,097
Administrative personnel and services fee (Note 5)		150,000
Custodian fees		4,263
Transfer and dividend disbursing agent fees and expenses		39,487
Directors'/Trustees' fees		2,173
Auditing fees		20,238
Legal fees		8,203
Portfolio accounting fees		48,811
Distribution services fee (Note 5)		146,936
Shareholder services fee (Note 5)		124,640
Share registration costs		21,000
Printing and postage		14,235
Insurance premiums		8,322
Miscellaneous		1,440
TOTAL EXPENSES		824,845
Waivers (Note 5):
Waiver of investment adviser fee	$(192,755)
Waiver of administrative personnel and services fee	(24,411)
Waiver of distribution services fee	(146,936)
Waiver of shareholder services fee	(4,489)
TOTAL WAIVERS		(368,591)
Net expenses			456,254
Net investment income			2,523,573
Realized and Unrealized Gain (Loss) on Investments and Futures Contracts:
Net realized gain on investments			20,265
Net realized loss on futures contracts			(198,551)
Net change in unrealized appreciation of investments			281,156
Net change in unrealized appreciation on futures contracts			(31,580)
Net realized and unrealized gain on investments and futures contracts			71,290
Change in net assets resulting from operations			$2,594,863

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended August 31	2005	2004
Increase (Decrease) in Net Assets
Operations:
Net investment income	$2,523,573	$2,877,050
Net realized loss on investments, futures contracts, and swap contracts	(178,286)	(592,321)
Net change in unrealized appreciation/depreciation of investments, futures contracts and swap contracts	249,576	2,124,703
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	2,594,863	4,409,432
Distributions to Shareholders:
Distributions from net investment income	(2,522,842)	(2,875,892)
Share Transactions:
Proceeds from sale of shares	18,670,692	16,771,898
Net asset value of shares issued to shareholders in payment of distributions declared	1,690,216	1,582,277
Cost of shares redeemed	(14,722,227)	(46,028,695)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	5,638,681	(27,674,520)
Change in net assets	5,710,702	(26,140,980)
Net Assets:
Beginning of period	56,288,874	82,429,854
End of period (including accumulated net investment income (loss) of $(9) and $18, respectively)	$61,999,576	$56,288,874

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

August 31, 2005

1. ORGANIZATION

Federated Municipal Securities Income Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust consists of seven portfolios. The financial statements included herein are only those of Federated North Carolina Municipal Income Fund (the "Fund"), a non-diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The investment objective of the Fund is to provide current income exempt from federal regular income tax and the personal income taxes imposed by the state of North Carolina. Interest from the Fund's investments may be subject to the federal alternative minimum tax for individuals and corporations. The Fund offers one class of shares: Class A Shares.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles (GAAP) in the United States of America.

Investment Valuation

Municipal bonds are valued by an independent pricing service, taking into consideration yield, liquidity, risk, credit quality, coupon, maturity, type of issue, and any other factors or market data the pricing service deems relevant. The Fund generally values short-term securities according to prices furnished by an independent pricing service, except that short-term securities with remaining maturities of less than 60 days at the time of purchase may be valued at amortized cost. Prices furnished by an independent pricing service are intended to be indicative of the mean between the bid and asked prices currently offered to institutional investors for the securities. Securities for which no quotations are readily available are valued at fair value as determined in accordance with procedures established by and under general supervision of the Board of Trustees (the "Trustees").

Investment Income, Expenses, and Distributions

Interest income and expenses are accrued daily. Distributions to shareholders are recorded on the ex-dividend date. Distributions of net investment income are declared daily and paid monthly. Non-cash dividends included in dividend income, if any, are recorded at fair value.

Premium and Discount Amortization

All premiums and discounts on fixed-income securities are amortized/accreted for financial statement purposes.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the "Code") and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Swap Contracts

The Fund may enter into swap contracts. A swap is an exchange of cash payments between the Fund and another party, which is based on a specific financial index. The value of the swap is adjusted daily and the change in value is recorded as unrealized appreciation or depreciation. When a swap contract is closed, the Fund recognizes a realized gain or loss. The swap contracts entered into by the Fund are on a forward settling basis. For the year ended August 31, 2005, the Fund had no realized gains (losses) on swap contracts.

Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of their contract and from unanticipated changes in the value of the financial index on which the swap agreement is based. The Fund uses swaps for hedging purposes to reduce its exposure to interest rate fluctuations.

At August 31, 2005, the Fund had no open swap contracts.

Futures Contracts

The Fund periodically may sell bond interest rate futures contracts to manage duration and to potentially reduce transaction costs. Upon entering into a bond interest rate futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a "variation margin" account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. For the year ended August 31, 2005, the Fund had net realized losses on future contracts of $198,551.

At August 31, 2005, the Fund had the following open futures contracts:

Expiration Date	Contracts	Position	Unrealized Depreciation
Dec 2005	20 U.S. Treasury Note 10-Year Futures	Short	$(19,767)

Restricted Securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in accordance with procedures established by and under general supervision of the Trustees.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis. Realized gains and losses from investment transactions are recorded on an identified cost basis.

3. SHARES OF BENEFICIAL INTEREST

The following table summarizes share activity:

Year Ended August 31	2005	2004
Class A Shares:
Shares sold	1,687,921	1,509,133
Shares issued to shareholders in payment of distributions declared	152,923	142,350
Shares redeemed	(1,333,746)	(4,108,095)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	507,098	(2,456,612)

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to differing treatments for discount accretion/premium amortization on debt securities.

For the year ended August 31, 2005, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Undistributed Net Investment Income	Accumulated Net Realized Losses
$(758)	$758

Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended August 31, 2005 and 2004, was as follows:

	2005	2004
Tax-exempt income	$2,522,842	$2,875,892

As of August 31, 2005, the components of distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income	$74,941
Net unrealized appreciation	$4,252,544
Capital loss carryforward	$1,278,559

At August 31, 2005, the cost of investments for federal tax purposes was $57,100,309. The net unrealized appreciation of investments for federal tax purposes excluding any unrealized appreciation from futures contracts was $4,272,312. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $4,272,312.

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for discount accretion/premium amortization on debt securities.

At August 31, 2005, the Fund had a capital loss carryforward of $1,278,559 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2008	$332,559
2012	$494,501
2013	$451,499

Under current tax regulations, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of August 31, 2005, for federal income tax purposes, post October losses of $155,242 were deferred to September 1, 2005.

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 0.40% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended August 31, 2005, the Adviser voluntarily waived $192,755 of its fee.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of all Federated funds as specified below:

Maximum Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended August 31, 2005 the net fee paid to FAS was 0.214% of average aggregate daily net assets of the Fund.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses of up to 0.25% of average daily net assets, annually, to compensate FSC. FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended August 31, 2005, FSC voluntarily waived $146,936 of its fee. Rather than paying financial intermediaries directly, the Fund may pay fees to FSC and FSC will use the fees to compensate financial intermediaries. For the year ended August 31, 2005, FSC did not retain any fees paid by the Fund.

Sales Charges

For the year ended August 31, 2005, FSC retained $31,818 in sales charges from the sale of the Fund's Shares. See "What Do Shares Cost?" in the Prospectus.

Shareholder Services Fee

The Fund may pay fees (Service Fees) up to 0.25% of the average daily net assets of the Fund's Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC), a subsidiary of Federated Investors, Inc. for providing services to shareholders and maintaining shareholder accounts. Under certain agreements, rather than paying financial intermediaries directly, the Fund may pay Service Fees to FSSC and FSSC will use the fees to compensate financial intermediaries. FSSC or these financial intermediaries may voluntarily choose to waive any portion of their fee. This voluntary waiver can be modified or terminated at any time. For the year ended August 31, 2005, FSSC voluntarily waived $4,489 of its fee. For the year ended August 31, 2005, FSSC did not retain any fees paid by the Fund.

Interfund Transactions

During the year ended August 31, 2005, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees, and/or common Officers. These purchase and sale transactions complied with Rule 17a-7 under the Act and amounted to $27,245,000 and $27,545,000, respectively.

General

Certain of the Officers and Trustees of the Fund are Officers and Directors or Trustees of the above companies.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations (and in-kind contributions), for the year ended August 31, 2005, were as follows:

Purchases	$13,054,134
Sales	$6,939,653

7. CONCENTRATION OF CREDIT RISK

Since the Fund invests a substantial portion of its assets in issuers located in one state, it will be more susceptible to factors adversely affecting issuers of that state than would be a comparable tax-exempt mutual fund that invests nationally. In order to reduce the credit risk associated with such factors, at August 31, 2005, 42.1% of the securities in the portfolio of investments is backed by letters of credit or bond insurance of various financial institutions and financial guaranty assurance agencies. The largest percentage of investments insured by or supported (backed) by a letter of credit from any one institution or agency was 15.7% of total investments.

8. LEGAL PROCEEDINGS

Beginning in October 2003, Federated Investors, Inc. and various subsidiaries thereof (including the advisers and distributor for various investment companies, collectively, "Federated"), along with various investment companies sponsored by Federated (Funds) were named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. Federated and various Funds have also been named as defendants in several additional lawsuits, the majority of which are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees. The Board of the Funds has retained the law firm of Dickstein Shapiro Morin & Oshinsky LLP to represent the Funds in these lawsuits. Federated and the Funds, and their respective counsel, are reviewing the allegations and will respond appropriately. Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.

9. FEDERAL TAX INFORMATION (UNAUDITED)

At August 31, 2005, 100% of the distributions from net investment income is exempt from federal income tax, other than the federal AMT.

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF FEDERATED MUNICIPAL SECURITIES INCOME TRUST AND SHAREHOLDERS OF FEDERATED NORTH CAROLINA MUNICIPAL INCOME FUND:

We have audited the accompanying statements of assets and liabilities, including the portfolio of investments, of Federated North Carolina Municipal Income Fund (the "Fund"), a portfolio of Federated Municipal Securities Income Trust, as of August 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2005, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2005, and the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
October 18, 2005

Board of Trustees and Trust Officers

The Board is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Funds. Where required, the tables separately list Board members who are "interested persons" of the Fund ( i.e. , "Interested" Board members) and those who are not ( i.e. , "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA. As of December 31, 2004, the Trust comprised seven portfolios, and the Federated Fund Complex consisted of 44 investment companies (comprising 133 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 CHAIRMAN AND TRUSTEE Began serving: August 1990	Principal Occupations : Chairman and Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.

Previous Positions : Trustee, Federated Investment Management Company and Chairman and Director, Federated Investment Counseling.

J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND TRUSTEE Began serving: August 1990	Principal Occupations : Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Passport Research, Ltd.; Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions : President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Lawrence D. Ellis, M.D.* Birth Date: October 11, 1932 3471 Fifth Avenue Suite 1111 Pittsburgh, PA TRUSTEE Began serving: August 1990	Principal Occupations : Director or Trustee of the Federated Fund Complex; Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center Downtown; Hematologist, Oncologist and Internist, University of Pittsburgh Medical Center.

Other Directorships Held : Member, National Board of Trustees, Leukemia Society of America.

Previous Positions : Trustee, University of Pittsburgh; Director, University of Pittsburgh Medical Center.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to the positions they hold with Federated Investors, Inc. and its subsidiaries. Lawrence D. Ellis, M.D. is "interested" because his son-in-law is employed by the Fund's principal underwriter, Federated Securities Corp.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas G. Bigley Birth Date: February 3, 1934 15 Old Timber Trail Pittsburgh, PA TRUSTEE Began serving: November 1994	Principal Occupation : Director or Trustee of the Federated Fund Complex.

Other Directorships Held : Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position : Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 Investment Properties Corporation 3838 North Tamiami Trail Suite 402 Naples, FL TRUSTEE Began serving: August 1991	Principal Occupations : Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida.

Previous Positions : President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Nicholas P. Constantakis Birth Date: September 3, 1939 175 Woodshire Drive Pittsburgh, PA TRUSTEE Began serving: February 1998	Principal Occupations : Director or Trustee of the Federated Fund Complex.

Other Directorships Held : Director and Member of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position : Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 353 El Brillo Way Palm Beach, FL TRUSTEE Began serving: July 1999	Principal Occupation : Director or Trustee of the Federated Fund Complex.

Other Directorships Held : Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions : Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Peter E. Madden Birth Date: March 16, 1942 One Royal Palm Way 100 Royal Palm Way Palm Beach, FL TRUSTEE Began serving: August 1991	Principal Occupation : Director or Trustee of the Federated Fund Complex.

Other Directorships Held : Board of Overseers, Babson College.

Previous Positions : Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 80 South Road Westhampton Beach, NY TRUSTEE Began serving: January 1999	Principal Occupations : Director or Trustee of the Federated Fund Complex; Management Consultant; Executive Vice President, DVC Group, Inc. (marketing communications and technology) (prior to 9/1/00).

Previous Positions : Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University.

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 Chancellor, Duquesne University Pittsburgh, PA TRUSTEE Began serving: February 1995	Principal Occupations : Director or Trustee of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Partner, Murray, Hogue and Lannis.

Other Directorships Held : Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions : President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

Marjorie P. Smuts Birth Date: June 21, 1935 4905 Bayard Street Pittsburgh, PA TRUSTEE Began serving: August 1990	Principal Occupations : Director or Trustee of the Federated Fund Complex; Public Relations/Marketing Consultant/Conference Coordinator.

Previous Positions : National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

John S. Walsh Birth Date: November 28, 1957 2604 William Drive Valparaiso, IN TRUSTEE Began serving: July 1999	Principal Occupations : Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position : Vice President, Walsh & Kelly, Inc.

OFFICERS

Name Birth Date Positions Held with Trust Date Began Serving	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: August 1990	Principal Occupations : Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions : Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Richard J. Thomas Birth Date: June 17, 1954 TREASURER Began serving: November 1998	Principal Occupations : Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services.

Previous Positions : Vice President, Federated Administrative Services; held various management positions within Funds Financial Services Division of Federated Investors, Inc.

Richard B. Fisher Birth Date: May 17, 1923 VICE CHAIRMAN Began serving: August 2002	Principal Occupations : Vice Chairman or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions : President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc. and Director and Chief Executive Officer, Federated Securities Corp.

Mary Jo Ochson Birth Date: September 12, 1953 CHIEF INVESTMENT OFFICER Began serving: May 2004	Principal Occupations: Mary Jo Ochson has been the Fund's Portfolio Manager since April 1997. Ms. Ochson was named Chief Investment Officer of tax-exempt, fixed-income products in 2004 and is a Vice President of the Trust. She joined Federated in 1982 and has been a Senior Portfolio Manager and a Senior Vice President of the Fund's Adviser since 1996. Ms. Ochson is a Chartered Financial Analyst and received her M.B.A. in Finance from the University of Pittsburgh.

J. Scott Albrecht Birth Date: June 1, 1960 VICE PRESIDENT Began serving: November 1998	Principal Occupations: J. Scott Albrecht is Vice President of the Trust. Mr. Albrecht joined Federated in 1989. He has been a Senior Portfolio Manager since 1997 and a Senior Vice President of the Fund's Adviser since 2005. He was a Portfolio Manager from 1994 to 1996. Mr. Albrecht is a Chartered Financial Analyst and received his M.S. in Public Management from Carnegie Mellon University.

Board Review of Advisory Contract

As required by the Act, the Fund's Board has reviewed the Fund's investment advisory contract. The Board's decision to approve the contract reflects the exercise of its business judgment on whether to continue the existing arrangements. During its review of the contract, the Board considers many factors, among the most material of which are: the Fund's investment objectives; the Adviser's management philosophy, personnel, processes, and investment and operating strategies; long-term performance; the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry; the range of comparable fees for similar funds in the mutual fund industry; the range and quality of services provided to the Fund and its shareholders by the Federated organization in addition to investment advisory services; and the Fund's relationship to the Federated family of funds.

In its decision to appoint or renew the Adviser, the Board is mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognizes that most shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and in the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's "selection" or approval of the Adviser must reflect the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund. The Board also considers the compensation and benefits received by the Adviser. This includes fees received for services provided to the Fund by other entities in the Federated organization and research services received by the Adviser from brokers that execute fund trades, as well as advisory fees. In this regard, the Board is aware that various courts have interpreted provisions of the Act and have indicated in their decisions that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the Fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize "economies of scale" as the Fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with the Fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the Adviser's service and fee. The Fund's Board is aware of these factors and is guided by them in its review of the Fund's advisory contract to the extent they are appropriate and relevant, as discussed further below.

The Board considers and weighs these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and is assisted in its deliberations by the advice of independent legal counsel. In this regard, the Board requests and receives substantial and detailed information about the Fund and the Federated organization. Federated provides much of this information at each regular meeting of the Board, and furnishes additional reports in connection with the particular meeting at which the Board's formal review of the advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board's evaluation of an advisory contract is informed by reports covering such matters as: the Adviser's investment philosophy, personnel, and processes; operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or "peer group" funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The evaluation process is evolutionary, reflecting continually developing considerations. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.

With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board focuses on comparisons with other similar mutual funds (rather than non-mutual fund products or services) because, simply put, they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle already chosen by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group may be a useful indicator of how the Adviser is executing on the Fund's investment program, which would in turn assist the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services are such as to warrant continuation of the advisory contract.

The Board also receives financial information about Federated, including reports on the compensation and benefits Federated derives from its relationships with the Federated funds. These reports cover not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The reports also discuss any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades as well as waivers of fees and/or reimbursements of expenses. In order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waive fees and/or reimburse expenses. Although the Board considers the profitability of the Federated organization as a whole, it does not evaluate, on a fund-by-fund basis, Federated's "profitability" and/or "costs" (which would include an assessment as to whether "economies of scale" would be realized if the fund were to grow to some sufficient size). In the Board's view, the cost of performing advisory services on a fund-specific basis is both difficult to estimate satisfactorily and a relatively minor consideration in its overall evaluation. Analyzing isolated funds would require constructed allocations of the costs of shared resources and operations based on artificial assumptions that are inconsistent with the existing relationships within a large and diversified family of funds that receive advisory and other services from the same organization. Although the Board is always eager to discover any genuine "economies of scale," its experience has been that such "economies" are likely to arise only when a fund grows dramatically, and becomes and remains very large in size. Even in these instances, purchase and redemption activity, as well as the presence of expense limitations (if any), may offset any perceived economies. As suggested above, the Board considers the information it receives about the Fund's performance and expenses as compared to an appropriate set of similar competing funds to be more relevant.

The Board bases its decision to approve an advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above are relevant to every Federated fund, nor does the Board consider any one of them to be determinative. With respect to the factors that are relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provide a satisfactory basis to support the decision to continue the existing arrangements.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on "Form N-PX" of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available through Federated's website. Go to FederatedInvestors.com, select "Products," select the "Prospectuses and Regulatory Reports" link, then select the Fund to access the link to Form N-PX. This information is also available from the EDGAR database on the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q." These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the "Products" section of Federated's website at FederatedInvestors.com by clicking on "Portfolio Holdings" and selecting the name of the Fund, or by selecting the name of the Fund and clicking on "Portfolio Holdings." You must register on the website the first time you wish to access this information.

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses, and other information.

Federated
World-Class Investment Manager

Federated North Carolina Municipal Income Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 313923500

28993 (10/05)

Federated is a registered mark of Federated Investors, Inc. 2005 (c)Federated Investors, Inc.

Federated
World-Class Investment Manager

Federated Ohio Municipal Income Fund

A Portfolio of Federated Municipal Securities Income Trust

ANNUAL SHAREHOLDER REPORT

August 31, 2005

Class F Shares

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLES
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BOARD OF TRUSTEES AND TRUST OFFICERS
BOARD REVIEW OF ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Not FDIC Insured * May Lose Value * No Bank Guarantee

Federated Investors 50 Years of Growth & Innovation

Financial Highlights

(For a Share Outstanding Throughout Each Period)

Year Ended August 31	2005	2004	2003	2002		2001
Net Asset Value, Beginning of Period	$11.51	$11.31	$11.47	$11.45		$11.06
Income From Investment Operations:
Net investment income	0.49	0.51	0.52	0.53	[1]	0.55
Net realized and unrealized gain (loss) on investments, futures and swap contracts	0.15	0.20	(0.16)	0.02	[1]	0.38
TOTAL FROM INVESTMENT OPERATIONS	0.64	0.71	0.36	0.55		0.93
Less Distributions:
Distributions from net investment income	(0.50)	(0.51)	(0.52)	(0.53)		(0.54)
Net Asset Value, End of Period	$11.65	$11.51	$11.31	$11.47		$11.45
Total Return [2]	5.66%	6.36%	3.17%	4.97%		8.69%

Ratios to Average Net Assets:
Net expenses	0.90%	0.90%	0.90%	0.90%		0.90%
Net investment income	4.21%	4.44%	4.51%	4.75	% [1]	4.90%
Expense waiver/reimbursement [3]	0.49%	0.48%	0.45%	0.49%		0.51%
Supplemental Data:
Net assets, end of period (000 omitted)	$100,753	$94,744	$96,374	$89,772		$75,896
Portfolio turnover	16%	19%	12%	21%		39%

1 Effective September 1, 2001, the Fund adopted the provisions of the American Institute of Certified Public Accountants Audit and Accounting Guide for Investment Companies and began accreting discount on debt securities. For the year ended August 31, 2002, this change had no effect on the net investment income per share or the net realized and unrealized gain (loss) on investments per share, but increased the ratio of the net investment income to average net assets from 4.74% to 4.75%. Per share, ratios and supplemental data for the periods prior to September 1, 2001 have not been restated to reflect this change in presentation.

2 Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

3 This voluntary expense decrease is reflected in both the net expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees; to the extent applicable, distribution (12b-1) fees and /or shareholder services fees; and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2005 to August 31, 2005.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchases or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value 3/1/2005	Ending Account Value 8/31/2005	Expenses Paid During Period [1]
Actual	$1,000	$1,024.10	$4.59
Hypothetical (assuming a 5% return before expenses)	$1,000	$1,020.67	$4.58

1 Expenses are equal to the Fund's annualized expense ratio of 0.90%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Management's Discussion of Fund Performance

The fund's total return, based on net asset value, for the 12-month reporting period was 5.66% for the fund's Class F Shares. The total return of the Lehman Brothers Municipal Bond Index (LBMB), 1 the fund's benchmark index, was 5.31% during the 12-month reporting period. The fund's total return for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses which were not reflected in the total return of the LBMB.

The fund's investment strategy focused on: (a) the effective duration of its portfolio (which indicates the portfolio's sensitivity to changes in interest rates); (b) the selection of securities with different maturities (expressed by a "yield curve" showing the relative yield of similar securities with different maturities) and higher coupon tax-exempt municipal bonds (bonds with higher interest rate payments); (c) the allocation of the portfolio among securities of similar issuers (referred to as "sectors"); and (d) the credit ratings of portfolio securities (which indicates the risk that securities will default). 2 These were the most significant factors affecting the fund's performance relative to the LBMB.

The following discussion focuses on the performance of the fund's Class F Shares. The 5.66% total return of the Class F Shares for the reporting period consisted of 4.44% of tax-exempt dividends and 1.22% appreciation in the net asset value of the shares. 3

1 The LBMB is the broad-based securities market index for the fund. The LBMB is a broad market performance benchmark for the tax-exempt bond market. To be included in the LBMB, bonds must have a minimum credit rating of Baa, have an outstanding par value of at least $3 million and be issued as part of a transaction of at least $50 million. The LBMB includes both zero coupon bonds and bonds subject to the federal alternative minimum tax. Indexes are unmanaged, and it is not possible to invest directly in an index.

2 Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause a decline in their prices.

3 Income may be subject to federal alternative minimum tax.

MARKET OVERVIEW

During the reporting period, long-term interest rates remained low but showed some volatility as the bond market appeared to attempt to determine the extent of the strength of the U.S. economy and the Federal Reserve Board's (the "Fed") intentions concerning short term interest rates. The ten-year Treasury note began the reporting period at 4.12%, reached a high of 4.64% on March 22, 2005, and then declined to 4.01% at the end of the reporting period. The continuation of the low interest rate environment resulted in investors pursuing lower rated credits because of the additional yield they offered. As a result, certain revenue bond sectors out performed the LBMB, such as hospital, industrial development and pollution control project bonds. High-yield, tax-exempt municipal debt (non-investment grade bonds rated "BB" or lower or unrated bonds of comparable quality) provided strong total returns as investors were attracted to the significantly higher yield provided by these issues.

The Fed raised short-term rates eight times during the reporting period bringing the Federal Funds Target Rate to 3.50% by the end of the reporting period. This resulted in a significant flattening of the tax-exempt municipal yield curve with short-term interest rates rising and long-term interest rates actually declining (that is, while securities provided higher incremental income or yield as maturities became longer, the amount of the increase in incremental income was less or flattened).

Credit spreads, or the yield difference between the "AAA" municipal bonds and bonds of lower credit quality and similar maturity, decreased during the reporting period. This decrease in credit spreads appeared to be the result of both improving economic activity and the demand for securities with higher yields.

DURATION 4

As determined at the end of the reporting period, the fund's dollar-weighted average duration was 5.28 years. Duration management is a significant component of the fund's investment strategy. The shorter a fund's duration relative to an index, the less its net asset value will react as interest rates change. The fund's duration was maintained close to the duration of the LBMB during the reporting period. The neutral duration of the fund did not have a significant impact on the fund's performance. The fund's use of forward settling municipal interest rate swaps and Treasury futures contacts, which did not perform well, to adjust portfolio duration had a negative impact on the fund's performance during the reporting period.

4 Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities with shorter durations.

MATURITY AND COUPON

During the reporting period, the average coupon of the tax-exempt bonds held by the fund was greater than the average coupon of the bonds held by the LBMB, which reflected the fund's emphasis on tax exempt income. For bonds with larger coupons, more of the return was provided from income as opposed to price appreciation. As a result, in a falling interest rate environment, bonds with larger coupons were less sensitive to interest rate changes than bonds with lower coupons. As interest rates declined consistently over the reporting period zero coupon and discount securities outperformed premium bonds by a wide margin. The larger average coupon for the fund had a negative impact on performance relative to the LBMB.

SECTOR

During the reporting period, the fund allocated more of its portfolio to securities issued by hospitals, industrial development projects and higher education institutions. The fund also allocated less of the portfolio to pre-refunded tax-exempt municipal bonds (bonds for which the principal and interest payments are secured or guaranteed by cash or U.S. Treasury securities held in an escrow account). These allocations helped the fund's performance due to the greater price appreciation that occurred in the over weighted sectors and the smaller increase in the price of pre-refunded bonds as compared to other sectors. The fund did have industrial development revenue bonds backed by General Motors Corporation and Ford Motor Company whose prices were negatively impacted by the automobile sector's credit deterioration and their related downgrade to junk bond (non-investment grade) status.

CREDIT QUALITY

The fund's overweight position, relative to the LBMB, in "BBB" rated (or comparable quality) debt benefited the fund's performance as credit spreads became tighter to a greater extent for "BBB" rated (or comparable quality) debt than for other investment grade rated ("AAA", "AA", "A" or comparable quality) debt (meaning that the yield on the "BBB" rated (or comparable quality) debt improved to a greater extent than for other investment grade rated (or comparable quality) debt). 5 However, the funds small allocation to high yield tax-exempt municipal debt (bonds rated "BB" and below or unrated bonds of comparable quality) impacted the fund's performance negatively as this sector of the market also performed well during the reporting period as the demand for high-yield, tax-exempt municipal debt was great.

5 Investment grade securities are securities that are rated at least "BBB" or unrated securities of a comparable quality. Non-investment grade securities are securities that are not rated at least "BBB" or unrated securities of a comparable quality. Credit ratings are an indication of the risk that a security will default. They do not protect a security from credit risk. Lower-rated bonds typically offer higher yields to help compensate investors for the increased risk associated with them. Among these risks are lower creditworthiness, greater price volatility, more risk to principal and income than with higher-rated securities and increased possibilities of default.

GROWTH OF A $10,000 INVESTMENT - CLASS F SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in Federated Ohio Municipal Income Fund (Class F Shares) (the "Fund") from August 31, 1995 to August 31, 2005, compared to the Lehman Brothers Municipal Bond Index (LBMB), 2 and the Lipper Ohio Municipal Debt Funds Average (LOMDFA). 3

Average Annual Total Return [4] for the Period Ended 8/31/2005
1 Year	3.58%
5 Years	5.55%
10 Years	5.32%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum sales charge of 1.00% and the 1.00% contingent deferred sales charge, as applicable.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 1.00% ($10,000 investment minus $100 sales charge = $9,900). The Fund's performance assumes the reinvestment of all dividends and distributions. The LBMB and LOMDFA have been adjusted to reflect reinvestment of dividends on securities in the index and average. Indexes are unmanaged and unlike the Fund, are not affected by cash flows. It is not possible to invest directly in an index or an average.

2 The LBMB is an unmanaged index comprising bonds with a minimum credit rating of at least Baa. They must have an outstanding par value of at least $3 million and be issued as part of a transaction of at least $50 million. The index includes both zero coupon bonds and bonds subject to the federal alternative minimum tax. It is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance.

3 The LOMDFA represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective category. These total returns are reported net of expenses and other fees that the SEC requires to be reflected in a mutual fund's performance.

4 Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance, visit FederatedInvestors.com or call 1-800-341-7400.

Portfolio of Investments Summary Tables

At August 31, 2005, the Fund's credit-quality ratings composition 1 was as follows:

S&P Long-Term Ratings as Percentage of Total Investments [2]		Moody's Long-Term Ratings as Percentage of Total Investments [2]
AAA	25.3%	Aaa	37.7%
AA	15.6%	Aa	14.1%
A	7.2%	A	8.9%
BBB	6.8%	Baa	7.7%
BB	5.1%	Ba	2.5%
Not Rated by S&P	40.0%	Not Rated by Moody's	29.1%
TOTAL	100.0%	TOTAL	100.0%

1 These tables depict the long-term, credit-quality ratings assigned to the Fund's portfolio holdings by Standard & Poor's (S&P) and Moody's Investors Service (Moody's), each of which is a nationally recognized statistical rating organization (NRSRO). These credit-quality ratings are shown without regard to gradations within a given rating category. For example, securities rated "A-" have been included in the "A" rated category. Rated securities that have been prerefunded, but not rated again by the NRSRO, have been included in the "Not rated by..." category.

Rated securities include a security with an obligor and/or credit enhancer that has received a rating from an NRSRO with respect to a class of debt obligations that is comparable in priority and security with the security held by the Fund. Credit-quality ratings are an assessment of the risk that a security will default in payment and do not address other risks presented by the security. Please see the descriptions of credit-quality ratings in the Fund's Statement of Additional Information.

Holdings that are rated only by a different NRSRO than the one identified have been included in the "Not rated by..." category. Of the Portfolio's total investments, 11.1% do not have long term ratings by either of these NRSROs.

2 Percentages are based on total investments, which may differ from the Fund's total net assets used in computing the percentages in the Portfolio of Investments which follows.

Portfolio of Investments

August 31, 2005

Principal Amount			Credit Rating	[1]	Value
		MUNICIPAL BONDS--96.7%
		Ohio--91.4%
$1,000,000		Akron, Bath & Copley, OH Joint Township, Hospital District Revenue Bonds (Series 2004A), 5.125% (Summa Health System)/(Radian Asset Assurance INS)/(Original Issue Yield: 5.38%), 11/15/2024	NR/Aa3		$1,055,880
1,750,000		Akron, Bath & Copley, OH Joint Township, Hospital Facilities Revenue Bonds (Series 2004A), 5.25% (Summa Health System)/(Radian Asset Assurance INS)/(Original Issue Yield: 5.47%), 11/15/2031	NR/Aa3		1,857,398
1,000,000		Akron, OH, LT GO Bonds, 5.80% (Original Issue Yield: 5.95%), 11/1/2020	AA/A1		1,119,480
1,000,000		Bay Village, OH City School District, School Improvement UT GO Bonds, 5.125% (Original Issue Yield: 5.16%), 12/1/2021	NR/Aa2		1,072,800
1,000,000		Cleveland, OH Waterworks, Revenue Bonds (Series 2002K), 5.25% (FGIC INS), 1/1/2021	AAA/Aaa		1,106,670
530,000		Cleveland-Cuyahoga County, OH Port Authority, Bond Fund Program Development Revenue Bonds (Series 2004E), 5.60% (Port of Cleveland Bond Fund), 5/15/2025	NR		545,815
465,000		Cleveland-Cuyahoga County, OH Port Authority, Development Revenue Bonds (Series 2001B), 6.50% (Port of Cleveland Bond Fund), 11/15/2021	NR		494,825
500,000		Cleveland-Cuyahoga County, OH Port Authority, Development Revenue Bonds (Series 2002C), 5.95% (Port of Cleveland Bond Fund), 5/15/2022	NR		527,735
500,000		Cleveland-Cuyahoga County, OH Port Authority, Development Revenue Bonds (Series 2005B), 5.125% (Port of Cleveland Bond Fund), 5/15/2025	NR		506,905
1,000,000		Cleveland-Cuyahoga County, OH Port Authority, Special Assessment Tax-Increment Revenue Bonds, 7.00% (University Heights, OH Public Parking Garage)/(Original Issue Yield: 7.20%), 12/1/2018	NR		1,078,490
1,000,000		Columbus, OH City School District, School Facilities Construction & Improvement UT GO Bonds, 5.25% (FSA INS), 12/1/2024	AAA/Aaa		1,107,610
1,610,000		Columbus, OH City School District, School Facilities Construction & Improvement UT GO Bonds, 5.00% (FGIC INS), 12/1/2024	AAA/Aaa		1,740,796
1,000,000		Columbus, OH Tax Increment Financing, Tax Allocation Revenue Bonds (Series 2004A), 5.00% (Easton Project)/(AMBAC INS), 12/1/2024	AAA/Aaa		1,068,970
Principal Amount			Credit Rating	[1]	Value
		MUNICIPAL BONDS--continued
		Ohio--continued
$1,000,000	[2]	Delaware County, OH, Capital Facilities LT GO Bonds, 6.25%, 12/1/2020	AA+/Aa1		$1,154,830
1,000,000		Erie County, OH, Hospital Facilities Revenue Bonds (Series 2002A), 5.50% (Firelands Regional Medical Center)/(Original Issue Yield: 5.66%), 8/15/2022	A/A2		1,067,950
1,500,000		Fairfield, OH Hospital Facilities, Revenue Bonds, 5.00% (Radian Asset Assurance INS)/(Original Issue Yield: 5.05%), 6/15/2028	AA/NR		1,548,675
1,500,000		Fairview Park, OH, Various Purpose Refunding & Improvement LT GO Bonds, 5.00% (MBIA Insurance Corp. INS), 12/1/2030	NR/Aaa		1,611,315
500,000		Franklin County, OH Health Care Facilities, Improvement Revenue Bonds (Series 2005A), 5.125% (Ohio Presbyterian Retirement Services)/(Original Issue Yield: 5.25%), 7/1/2035	BBB/NR		517,105
1,500,000		Franklin County, OH Health Care Facilities, Revenue Refunding Bonds, 5.50% (Ohio Presbyterian Retirement Services)/(Original Issue Yield: 5.69%), 7/1/2021	BBB/NR		1,551,195
750,000		Franklin County, OH, Revenue Refunding Bonds, 5.75% (Capitol South Community Urban Redevelopment Corp.), 6/1/2011	NR		787,868
1,000,000		Greene County, OH, University Housing Revenue Bonds (Series 2002A), 5.50% (Marauder Development LLC at Central State University)/(American Capital Access INS)/(Original Issue Yield: 5.65%), 9/1/2027	A/NR		1,053,040
1,000,000		Greene County, OH, University Housing Revenue Bonds (Series 2002A), 5.375% (Marauder Development LLC at Central State University)/(American Capital Access INS)/(Original Issue Yield: 5.55%), 9/1/2022	A/NR		1,058,930
1,530,000		Hamilton County, OH Hospital Facilities Authority, Revenue Bonds (Series 2004J), 5.25% (Cincinnati Children's Hospital Medical Center)/(FGIC INS), 5/15/2023	AAA/Aaa		1,674,050
580,000		Hamilton County, OH Hospital Facilities Authority, Revenue Refunding & Improvement Bonds, 7.00% (Deaconess Hospital)/(Original Issue Yield: 7.046%), 1/1/2012	A-/A3		584,547
2,400,000		Hamilton County, OH Sewer System, Improvement Revenue Bonds (Series 2000A), 5.75% (Metropolitan Sewer District of Greater Cincinnati)/(United States Treasury PRF 6/1/2010 @101)/(Original Issue Yield: 5.78%), 12/1/2025	AAA/Aaa		2,691,360
2,000,000		Hamilton County, OH, Subordinated Sales Tax Revenue Bonds (Series B), 5.25% (AMBAC INS)/(Original Issue Yield: 5.62%), 12/1/2032	NR/Aaa		2,154,480
2,000,000		Hamilton, OH City School District, School Improvement UT GO Bonds (Series 1999A), 5.50% (Original Issue Yield: 5.75%), 12/1/2024	AA/NR		2,205,360
Principal Amount			Credit Rating	[1]	Value
		MUNICIPAL BONDS--continued
		Ohio--continued
$1,000,000		Heath, OH City School District, School Improvement UT GO Bonds, (Series A), 5.50% (FGIC INS)/(Original Issue Yield: 5.635%), 12/1/2027	NR/Aaa		$1,093,100
1,010,000		Kent State University, OH, General Receipts Revenue Bonds, 6.00% (AMBAC INS)/(Original Issue Yield: 6.09%), 5/1/2024	AAA/Aaa		1,131,008
1,500,000		Lake, OH Local School District, UT GO Bonds, 5.75% (FGIC INS)/(Original Issue Yield: 5.90%), 12/1/2021	AAA/Aaa		1,683,570
1,315,000		Licking Heights, OH Local School District, Refunding UT GO Bonds (Series 2005A), 5.00% (MBIA Insurance Corp. INS), 12/1/2032	NR/Aaa		1,404,341
2,000,000		Licking Heights, OH Local School District, School Facilities Construction & Improvement UT GO Bonds (Series 2000A), 5.50% (FGIC INS)/(Original Issue Yield: 5.58%), 12/1/2024	NR/Aaa		2,201,280
1,500,000		Lorain County, OH, Health Care Facilities Revenue Refunding Bonds (Series 1998A), 5.25% (Kendal at Oberlin)/(Original Issue Yield: 5.53%), 2/1/2021	BBB/NR		1,517,445
1,000,000		Lorain County, OH, Hospital Revenue Refunding & Improvement Bonds, 5.25% (Catholic Healthcare Partners)/(Original Issue Yield: 5.52%), 10/1/2033	AA-/Aa3		1,047,930
1,500,000		Lucas County, OH, Health Care Facilities Refunding & Improvement Revenue Bonds (Series 2000A), 6.625% (Sunset Retirement Community, Inc.)/(Original Issue Yield: 6.75%), 8/15/2030	NR		1,629,555
1,000,000		Mahoning County, OH Hospital Facilities, Hospital Facilities Revenue Bonds (Series A), 6.00% (Forum Health Obligated Group)/(Original Issue Yield: 6.15%), 11/15/2032	BBB+/Baa1		1,097,000
1,000,000		Marion County, OH Hospital Authority, Hospital Refunding & Improvement Revenue Bonds (Series 1996), 6.375% (Community Hospital of Springfield)/(United States Treasury PRF 5/15/2006 @102)/(Original Issue Yield: 6.52%), 5/15/2011	NR		1,043,060
1,000,000		Medina County, OH Library District, UT GO Bonds, 5.25% (FGIC INS), 12/1/2023	AAA/Aaa		1,113,790
1,000,000		Miami County, OH, Hospital Facilities Revenue Refunding & Improvement Bonds (Series 1996A), 6.375% (Upper Valley Medical Center, OH)/(Original Issue Yield: 6.62%), 5/15/2026	BBB+/Baa1		1,033,350
1,000,000		Moraine, OH Solid Waste Disposal Authority, Revenue Bonds, 6.75% (General Motors Corp.)/(Original Issue Yield: 6.80%), 7/1/2014	BB/Ba2		1,047,040
1,315,000		Ohio HFA, Residential Mortgage Revenue Bonds (Series 2002 A-1), 5.30% (GNMA GTD), 9/1/2022	NR/Aaa		1,335,711
2,500,000		Ohio State Air Quality Development Authority, PCR Refunding Bonds (Series 2002A), 6.00% (Cleveland Electric Illuminating Co.), 12/1/2013	BB+/Baa3		2,607,275
Principal Amount			Credit Rating	[1]	Value
		MUNICIPAL BONDS--continued
		Ohio--continued
$1,500,000		Ohio State Environmental Facilities, Revenue Bonds (Series 2005), 5.75% (Ford Motor Co.), 4/1/2035	BB+/Ba1		$1,427,220
1,000,000		Ohio State Higher Educational Facilities Commission, Higher Educational Facility Revenue Bonds, 5.125% (Oberlin College), 10/1/2024	AA/NR		1,075,440
1,000,000		Ohio State Higher Educational Facilities Commission, Revenue Bonds (Series 2002B), 5.50% (Case Western Reserve University, OH), 10/1/2022	AA-/A1		1,117,830
1,000,000		Ohio State Higher Educational Facilities Commission, Revenue Bonds, 5.00% (University of Dayton)/(AMBAC INS), 12/1/2027	AAA/Aaa		1,072,230
500,000		Ohio State Higher Educational Facilities Commission, Revenue Bonds, 5.50% (Baldwin-Wallace College), 12/1/2021	A-/NR		541,630
1,070,000		Ohio State Higher Educational Facilities Commission, Revenue Bonds, 5.50% (Baldwin-Wallace College)/(Original Issue Yield: 5.53%), 12/1/2023	A-/NR		1,151,020
610,000		Ohio State Higher Educational Facilities Commission, Revenue Bonds, 5.50% (Baldwin-Wallace College)/(Original Issue Yield: 5.61%), 12/1/2024	A-/NR		654,817
2,000,000		Ohio State Higher Educational Facilities Commission, Revenue Bonds, 5.85% (John Carroll University, OH)/(Original Issue Yield: 6.05%), 4/1/2020	NR/A2		2,166,240
2,000,000		Ohio State University, General Receipts Revenue Bonds (Series 2003B), 5.25%, 6/1/2023	AA/Aa2		2,218,480
2,000,000		Ohio State Water Development Authority, PCR Bonds, 5.10%, 12/1/2022	AAA/Aaa		2,205,700
1,000,000		Ohio Waste Development Authority Solid Waste, Revenue Bonds (Series 2002), 4.85% TOBs (Waste Management, Inc.), Mandatory Tender 11/1/2007	BBB/NR		1,020,400
1,620,000		Olentangy, OH Local School District, School Facilities Construction & Improvement UT GO Bonds (Series 2002A), 5.25%, 12/1/2021	AA/Aa2		1,779,392
1,835,000		Otsego, OH Local School District, Construction & Improvement UT GO Bonds, 5.00% (FSA INS)/(Original Issue Yield: 5.15%), 12/1/2028	NR/Aaa		1,963,156
1,255,000		Ottawa & Glandorf, OH Local School District, School Facilities Construction & Improvement UT GO Bonds, 5.25% (MBIA Insurance Corp. INS), 12/1/2020	NR/Aaa		1,378,480
1,000,000		Parma, OH, Hospital Improvement and Refunding Revenue Bonds, 5.375% (Parma Community General Hospital Association)/(Original Issue Yield: 5.45%), 11/1/2029	A-/NR		1,032,680
Principal Amount			Credit Rating	[1]	Value
		MUNICIPAL BONDS--continued
		Ohio--continued
$500,000		Port Authority for Columbiana County, OH, Solid Waste Facility Revenue Bonds (Series 2004A), 7.25% (Apex Environmental LLC)/(Original Issue Yield: 7.30%), 8/1/2034	NR		$510,495
500,000	[3]	Port of Greater Cincinnati, OH Development Authority, Special Assessment Revenue Bonds, 6.30% (Cincinnati Mills), 2/15/2024	NR		539,935
1,000,000		Portage County, OH Board of County Hospital Trustees, Hospital Revenue Bonds (Series 1999), 5.75% (Robinson Memorial Hospital)/(AMBAC INS)/(Original Issue Yield: 5.90%), 11/15/2019	AAA/Aaa		1,103,920
1,500,000		Rickenbacker, OH Port Authority, Capital Funding Revenue Bonds (Series 2002A), 5.375% (OASBO Expanded Asset Pooled Financing Program)/(Original Issue Yield: 5.60%), 1/1/2032	NR/A2		1,677,555
2,000,000		Springboro, OH Community School District, School Improvement UT GO Bonds, 5.00% (MBIA Insurance Corp. INS)/(Original Issue Yield: 5.03%), 12/1/2032	AAA/Aaa		2,124,300
1,000,000		Steubenville, OH, Hospital Facilities Revenue Refunding & Improvement Bonds, 6.375% (Trinity Health System Obligated Group)/(Original Issue Yield: 6.55%), 10/1/2020	NR/A3		1,102,670
500,000		Toledo-Lucas County, OH Port Authority, Revenue Bonds (Series 2004C), 6.375% (Northwest Ohio Bond Fund), 11/15/2032	NR		528,445
1,500,000		Toledo-Lucas County, OH Port Authority, Revenue Bonds, 6.45% (CSX Corp.), 12/15/2021	NR/Baa2		1,763,340
1,375,000		Toledo-Lucas County, OH Port Authority, Special Assessment Revenue Bonds, 5.25% (Crocker Park Public Improvement Project)/(Original Issue Yield: 5.37%), 12/1/2023	NR		1,444,424
2,000,000		Tuscarawas County, OH, Hospital Facilities Revenue Bonds, 5.75% (Union Hospital)/(Radian Asset Assurance INS), 10/1/2026	AA/Aa1		2,190,500
1,025,000		University of Cincinnati, OH, General Receipts Revenue Bonds (Series 2004D), 5.00% (AMBAC INS), 6/1/2026	AAA/Aaa		1,097,252
1,000,000		Warrensville Heights, OH School District, UT GO Bonds, 5.75% (FGIC INS)/(Original Issue Yield: 5.83%), 12/1/2024	AAA/Aaa		1,120,950
1,995,000		Waynesville, OH Health Care Facilities, Revenue Bonds (Series 2001A), 5.70% (Quaker Heights Project)/(GNMA GTD), 2/20/2043	NR/Aaa		2,164,735
		TOTAL			92,102,770
Principal Amount			Credit Rating	[1]	Value
		MUNICIPAL BONDS--continued
		Puerto Rico--5.0%
$2,000,000	[3]	Puerto Rico Electric Power Authority, Drivers (Series 266), 8.2089% (FSA INS), 7/1/2015	AAA/NR		$2,651,500
1,000,000	[3]	Puerto Rico Highway and Transportation Authority, Residual Interest Tax-Exempt Securities (Series PA 331B), 7.78959% (AMBAC INS), 1/1/2011	NR		1,310,630
990,000		Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Cogeneration Facility Revenue Bonds (Series 2000A), 6.625% (AES Puerto Rico Project)/(Original Issue Yield: 6.65%), 6/1/2026	NR/Baa3		1,075,496
		TOTAL			5,037,626
		Virgin Islands--0.3%
305,000		Virgin Islands HFA, SFM Revenue Refunding Bonds (Series A), 6.50% (GNMA COL)/(Original Issue Yield: 6.522%), 3/1/2025	AAA/NR		310,850
		TOTAL MUNICIPAL BONDS (IDENTIFIED COST $90,471,023)			97,451,246
		SHORT-TERM MUNICIPALS--1.6%
		Ohio--1.6%
1,600,000		Hamilton County, OH Hospital Facilities Authority, (Series 1999A) Weekly VRDNs (Drake Center, Inc.)/(U.S. Bank, N.A. LOC) (at amortized cost)	NR/VMIG1		1,600,000
		TOTAL MUNICIPAL INVESTMENTS--98.3% (IDENTIFIED COST $92,071,023) [4]			99,051,246
		OTHER ASSETS AND LIABILITIES - NET--1.7%			1,701,811
		TOTAL NET ASSETS--100%			$100,753,057

Securities that are subject to the federal alternative minimum tax (AMT) represent 7.8% of the Fund's portfolio as calculated based upon total portfolio market value (percentage is unaudited).

1 Current credit ratings are unaudited.

2 Pledged as collateral to ensure the Fund is able to satisfy the obligations of its outstanding short futures contracts.

3 Denotes a restricted security, including securities purchased under Rule 144A of the Securities Act of 1933. These securities, all of which have been deemed liquid by criteria approved by the fund's Board of Trustees, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. At August 31, 2005, these securities amounted to $4,502,065 which represents 4.5% of total net assets.

4 The cost of investments for federal tax purposes amounts to $92,070,912.

Note: The categories of investments are shown as a percentage of total net assets at August 31, 2005.

The following acronyms are used throughout this portfolio:

AMBAC	--American Municipal Bond Assurance Corporation
COL	--Collateralized
FGIC	--Financial Guaranty Insurance Company
FSA	--Financial Security Assurance
GNMA	--Government National Mortgage Association
GO	--General Obligation
GTD	--Guaranteed
HFA	--Housing Finance Authority
INS	--Insured
LT	--Limited Tax
PCR	--Pollution Control Revenue
PRF	--Prerefunded
SFM	--Single Family Mortgage
TOBs	--Tender Option Bonds
UT	--Unlimited Tax
VRDNs	--Variable Rate Demand Notes

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

August 31, 2005

Assets:
Total investments in securities, at value (identified cost $92,071,023)		$99,051,246
Cash		83,288
Income receivable		1,322,177
Receivable for investments sold		405,000
Receivable for shares sold		194,541
TOTAL ASSETS		101,056,252
Liabilities:
Payable for shares redeemed	$40,702
Income distribution payable	157,309
Payable for daily variation margin	40,000
Payable for share registration fee	11,138
Payable for transfer and dividend and disbursing agent fees and expenses	7,974
Payable for Directors'/Trustees' fee	446
Payable for distribution services fee (Note 5)	12,680
Payable for shareholder services fee (Note 5)	20,619
Accrued expenses	12,327
TOTAL LIABILITIES		303,195
Net assets for 8,650,621 shares outstanding		$100,753,057
Net Assets Consist of:
Paid-in capital		$96,115,919
Net unrealized appreciation of investments and futures contracts		6,901,153
Accumulated net realized loss on investments and futures contracts		(2,169,266)
Accumulated net investment income (loss)		(94,749)
TOTAL NET ASSETS		$100,753,057
Net Asset Value, Offering Price and Redemption Proceeds per Share:
Net asset value per share ($100,753,057 ÷ 8,650,621 shares outstanding), no par value, unlimited shares authorized		$11.65
Offering price per share (100/99.00 of $11.65) [1]		$11.77
Redemption proceeds per share (99.00/100 of $11.65) [1]		$11.53

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended August 31, 2005

Investment Income:
Interest			$4,990,750
Expenses:
Investment adviser fee (Note 5)		$390,646
Administrative personnel and services fee (Note 5)		150,000
Custodian fees		6,073
Transfer and dividend disbursing agent fees and expenses		50,358
Directors'/Trustees' fees		2,436
Auditing fees		19,188
Legal fees		8,205
Portfolio accounting fees		49,944
Distribution services fee (Note 5)		390,646
Shareholder services fee (Note 5)		239,881
Share registration costs		21,373
Printing and postage		16,947
Insurance premiums		8,588
Miscellaneous		1,721
TOTAL EXPENSES		1,356,006
Waivers (Note 5):
Waiver of investment adviser fee	$(205,227)
Waiver of administrative personnel and services fee	(24,022)
Waiver of distribution services fee	(244,154)
Waiver of shareholder services fee	(490)
TOTAL WAIVERS		(473,893)
Net expenses			882,113
Net investment income			4,108,637
Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments			383,133
Net realized loss on futures contracts			(305,417)
Net change in unrealized appreciation of investments			1,280,334
Net change in unrealized depreciation of futures contracts			(79,070)
Net realized and unrealized gain on investments and futures contracts			1,278,980
Change in net assets resulting from operations			$5,387,617

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended August 31	2005	2004
Increase (Decrease) in Net Assets
Operations:
Net investment income	$4,108,637	$4,291,904
Net realized gain (loss) on investments, futures contracts, and swap contracts	77,716	(828,585)
Net change in unrealized appreciation/depreciation of investments, futures contracts and swap contracts	1,201,264	2,419,256
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	5,387,617	5,882,575
Distributions to Shareholders:
Distributions from net investment income	(4,202,323)	(4,263,196)
Share Transactions:
Proceeds from sale of shares	14,611,961	12,734,977
Net asset value of shares issued to shareholders in payment of distributions declared	2,229,294	2,111,168
Cost of shares redeemed	(12,017,885)	(18,095,309)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	4,823,370	(3,249,164)
Change in net assets	6,008,664	(1,629,785)
Net Assets:
Beginning of period	94,744,393	96,374,178
End of period (including accumulated net investment income (loss) of $(94,749) and $(1,041), respectively)	$100,753,057	$94,744,393

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

August 31, 2005

1. ORGANIZATION

Federated Municipal Securities Income Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end, management investment company. The Trust consists of seven portfolios. The financial statements included herein are only those of the Federated Ohio Municipal Income Fund (the "Fund"), a non-diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The investment objective of the Fund is to provide current income exempt from federal regular income tax (federal regular income tax does not include the federal alternative minimum tax) and the personal income taxes imposed by the state of Ohio and Ohio municipalities. Interest income from the Fund's investments may be subject to the federal alternative minimum tax for individuals and corporations. The Fund offers one class of Shares: Class F Shares.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles (GAAP) in the United States of America.

Investment Valuation

Municipal bonds are valued by an independent pricing service, taking into consideration yield, liquidity, risk, credit quality, coupon, maturity, type of issue, and any other factors or market data the pricing service deems relevant. The Fund generally values short-term securities according to prices furnished by an independent pricing service, except that short-term securities with remaining maturities of less than 60 days at the time of purchase may be valued at amortized cost. Prices furnished by an independent pricing service are intended to be indicative of the mean between the bid and asked prices currently offered to institutional investors for the securities. Securities for which no quotations are readily available are valued at fair value as determined in accordance with procedures established by and under general supervision of the Board of Trustees (the "Trustees").

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Distributions to shareholders are recorded on the ex-dividend date. Distributions of net investment income are declared daily and paid monthly. Non-cash dividends included in dividend income, if any, are recorded at fair value.

Premium and Discount Amortization

All premiums and discounts on fixed-income securities are amortized/accreted for financial statement purposes.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the "Code") and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Restricted Securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in accordance with procedures established by and under general supervision of the Trustees.

Additional information on restricted securities, excluding securities purchased under Rule 144A that have been deemed liquid by the Trustees, held at August 31, 2005, is as follows:

Security	Acquisition Date	Acquisition Cost
Port of Greater Cincinnati, OH Development Authority, Special Assessment Revenue Bonds, 6.30% (Cincinnati Mills), 2/15/2024	2/11/2004	$ 500,000
Puerto Rico Highway and Transportation Authority, Residual Interest Tax-Exempt Securities (Series PA 331B), 7.78959% (AMBAC INS), 1/1/2011	3/3/1998	$1,158,780

Swap Contracts

The Fund may enter into swap contracts. A swap is an exchange of cash payments between the Fund and another party, which is based on a specific financial index. The value of the swap is adjusted daily and the change in value is recorded as unrealized appreciation or depreciation. When a swap contract is closed, the Fund recognizes a realized gain or loss. The swap contracts entered into by the Fund are on a forward settling basis. For the year ended August 31, 2005, the Fund had no realized gain/loss on swap contracts.

Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of their contract and from unanticipated changes in the value of the financial index on which the swap agreement is based. The Fund uses swaps for hedging purposes to reduce its exposure to interest rate fluctuations. At August 31, 2005, the Fund had no open swap contracts.

Futures Contracts

The Fund periodically may sell bond interest rate futures contracts to manage duration and to potentially reduce transaction costs. Upon entering into a bond interest rate futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a "variation margin" account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. For the year ended August 31, 2005, the Fund had realized losses on futures contracts of $305,417.

At August 31, 2005, the Fund had the following open futures contracts:

Expiration Date	Contracts to Receive	Position	Unrealized Depreciation
December 2005	80 U.S. Treasury Notes 10 Yr Futures	Short	$(79,070)

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis. Realized gains and losses from investment transactions are recorded on an identified cost basis.

3. SHARES OF BENEFICIAL INTEREST

The following table summarizes share activity:

Year Ended August 31	2005	2004
Shares sold	1,258,396	1,102,382
Shares issued to shareholders in payment of distributions declared	192,142	183,888
Shares redeemed	(1,034,512)	(1,573,949)
NET CHANGE RESULTING FROM SHARE TRANSACTIONS	416,026	(287,679)

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due to differing treatments for discount accretion/premium amortization on debt securities.

For the year ended August 31, 2005, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses)
$(22)	$22

Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended August 31, 2005 and 2004, was as follows:

	2005	2004
Tax-exempt income	$4,202,323	$4,263,196

As of August 31, 2005, the components of distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income	$258,310
Net unrealized appreciation	$6,980,334
Capital loss carryforward	$2,248,448

The difference between book-basis and tax basis unrealized appreciation/depreciation is attributable to differing treatments for discount accretion/premium amortization of debt securities.

At August 31, 2005, the cost of investments for federal tax purposes was $92,070,912. The net unrealized appreciation of investments for federal tax purposes excluding any unrealized depreciation from futures contracts was $6,980,334. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $7,053,103 and net unrealized depreciation from investments for those securities having an excess of cost over value of $72,769.

At August 31, 2005, the Fund had a capital loss carryforward of $2,248,448, which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2008	$695,145
2009	$598,494
2010	$ 69,375
2011	$ 87,412
2012	$176,880
2013	$621,142

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 0.40% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended August 31, 2005, the Adviser voluntarily waived $205,227 of its fee.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of all Federated funds as specified below:

Maximum Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended August 31, 2005, the net fee paid to FAS was 0.129% of average daily net assets of the Fund.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses of up to 0.40% of average daily net assets, annually, to compensate FSC. FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended August 31, 2005, FSC voluntarily waived $244,154 of its fee. Rather than paying financial intermediaries directly, the Fund may pay fees to FSC and FSC will use the fees to compensate financial intermediaries. For the year ended August 31, 2005, FSC retained $146,492 of fees paid by the Fund.

Sales Charges

For the year ended August 31, 2005, FSC retained $10,984 of contingent deferred sales charges relating to redemptions of Class F Shares. See "What Do Shares Cost?" in the Prospectus.

Shareholder Services Fee

The Fund may pay fees (Service Fees) up to 0.25% of the average daily net assets of the Fund to financial intermediaries or to Federated Shareholder Services Company (FSSC), a subsidiary of Federated Investors, Inc., for providing services to shareholders and maintaining shareholder accounts. Under certain agreements, rather than paying financial intermediaries directly, the Fund may pay Service Fees to FSSC and FSSC will use the fees to compensate financial intermediaries. FSSC or these financial intermediaries may voluntarily choose to waive any portion of their fee. This voluntary waiver can be modified or terminated at any time. For the year ended August 31, 2005, FSSC voluntarily waived $490 of its fee. For the year ended August 31, 2005, FSSC retained $7,552 of fees paid by the Fund.

Interfund Transactions

During the year ended August 31, 2005, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees, and/or common Officers. These purchase and sale transactions complied with Rule 17a-7 under the Act and amounted to $38,175,000 and $35,775,000, respectively.

General

Certain of the Officers and Trustees of the Fund are Officers and Directors or Trustees of the above companies.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended August 31, 2005, were as follows:

Purchases	$18,093,084
Sales	$14,823,078

7. CONCENTRATION OF CREDIT RISK

Since the Fund invests a substantial portion of its assets in issuers located in one state, it will be more susceptible to factors adversely affecting issuers of that state than would be a comparable tax-exempt mutual fund that invests nationally. In order to reduce the credit risk associated with such factors, at August 31, 2005, 43.7% of the securities in the portfolio of investments is backed by letters of credit or bond insurance of various financial institutions and financial guaranty assurance agencies. The largest percentage of investments insured by or supported (backed) by a letter of credit from any one institution or agency was 11.9% of total investments.

8. LEGAL PROCEEDINGS

Beginning in October 2003, Federated Investors, Inc. and various subsidiaries thereof (including the advisers and distributor for various investment companies, collectively, "Federated"), along with various investment companies sponsored by Federated (Funds) were named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. Federated and various Funds have also been named as defendants in several additional lawsuits, the majority of which are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees. The Board of the Funds has retained the law firm of Dickstein Shapiro Morin & Oshinsky LLP to represent the Funds in these lawsuits. Federated and the Funds, and their respective counsel, are reviewing the allegations and will respond appropriately. Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.

9. FEDERAL TAX INFORMATION (UNAUDITED)

At August 31, 2005, 100.0% of the distributions from net investment income is exempt from federal income tax, other than the federal alternative minimum tax.

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF FEDERATED MUNICIPAL SECURITIES INCOME TRUST AND SHAREHOLDERS OF FEDERATED OHIO MUNICIPAL INCOME FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Ohio Municipal Income Fund (the "Fund"), a portfolio of Federated Municipal Securities Income Trust, as of August 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2005, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2005, and the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
October 18, 2005

Board of Trustees and Trust Officers

The Board is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA. As of December 31, 2004, the Trust comprised seven portfolios, and the Federated Fund Complex consisted of 44 investment companies (comprising 133 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 CHAIRMAN AND TRUSTEE Began serving: August 1990	Principal Occupations : Chairman and Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.

Previous Positions : Trustee, Federated Investment Management Company and Chairman and Director, Federated Investment Counseling.

J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND TRUSTEE Began serving: August 1990	Principal Occupations : Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Passport Research, Ltd.; Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions : President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Lawrence D. Ellis, M.D.* Birth Date: October 11, 1932 3471 Fifth Avenue Suite 1111 Pittsburgh, PA TRUSTEE Began serving: August 1990	Principal Occupations : Director or Trustee of the Federated Fund Complex; Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center Downtown; Hematologist, Oncologist and Internist, University of Pittsburgh Medical Center.

Other Directorships Held : Member, National Board of Trustees, Leukemia Society of America.

Previous Positions : Trustee, University of Pittsburgh; Director, University of Pittsburgh Medical Center.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to the positions they hold with Federated Investors, Inc. and its subsidiaries. Lawrence D. Ellis, M.D. is "interested" because his son-in-law is employed by the Fund's principal underwriter, Federated Securities Corp.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas G. Bigley Birth Date: February 3, 1934 15 Old Timber Trail Pittsburgh, PA TRUSTEE Began serving: November 1994	Principal Occupation : Director or Trustee of the Federated Fund Complex.

Other Directorships Held : Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position : Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 Investment Properties Corporation 3838 North Tamiami Trail Suite 402 Naples, FL TRUSTEE Began serving: August 1991	Principal Occupations : Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida.

Previous Positions : President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Nicholas P. Constantakis Birth Date: September 3, 1939 175 Woodshire Drive Pittsburgh, PA TRUSTEE Began serving: February 1998	Principal Occupations : Director or Trustee of the Federated Fund Complex.

Other Directorships Held : Director and Member of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position : Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 353 El Brillo Way Palm Beach, FL TRUSTEE Began serving: July 1999	Principal Occupation : Director or Trustee of the Federated Fund Complex.

Other Directorships Held : Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions : Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Peter E. Madden Birth Date: March 16, 1942 One Royal Palm Way 100 Royal Palm Way Palm Beach, FL TRUSTEE Began serving: August 1991	Principal Occupation : Director or Trustee of the Federated Fund Complex.

Other Directorships Held : Board of Overseers, Babson College.

Previous Positions : Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 80 South Road Westhampton Beach, NY TRUSTEE Began serving: January 1999	Principal Occupations : Director or Trustee of the Federated Fund Complex; Management Consultant; Executive Vice President, DVC Group, Inc. (marketing communications and technology) (prior to 9/1/00).

Previous Positions : Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University.

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 Chancellor, Duquesne University Pittsburgh, PA TRUSTEE Began serving: February 1995	Principal Occupations : Director or Trustee of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Partner, Murray, Hogue and Lannis.

Other Directorships Held : Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions : President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

Marjorie P. Smuts Birth Date: June 21, 1935 4905 Bayard Street Pittsburgh, PA TRUSTEE Began serving: August 1990	Principal Occupations : Director or Trustee of the Federated Fund Complex; Public Relations/Marketing Consultant/Conference Coordinator.

Previous Positions : National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

John S. Walsh Birth Date: November 28, 1957 2604 William Drive Valparaiso, IN TRUSTEE Began serving: July 1999	Principal Occupations : Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position : Vice President, Walsh & Kelly, Inc.

OFFICERS

Name Birth Date Positions Held with Trust Date Began Serving	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: August 1990	Principal Occupations : Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions : Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Richard J. Thomas Birth Date: June 17, 1954 TREASURER Began serving: November 1998	Principal Occupations : Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services.

Previous Positions : Vice President, Federated Administrative Services; held various management positions within Funds Financial Services Division of Federated Investors, Inc.

Richard B. Fisher Birth Date: May 17, 1923 VICE CHAIRMAN Began serving: August 2002	Principal Occupations : Vice Chairman or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions : President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc. and Director and Chief Executive Officer, Federated Securities Corp.

Mary Jo Ochson Birth Date: September 12, 1953 CHIEF INVESTMENT OFFICER Began serving: May 2004	Principal Occupations: Mary Jo Ochson was named Chief Investment Officer of tax-exempt, fixed-income products in 2004 and is a Vice President of the Trust. She joined Federated in 1982 and has been a Senior Portfolio Manager and a Senior Vice President of the Fund's Adviser since 1996. Ms. Ochson is a Chartered Financial Analyst and received her M.B.A. in Finance from the University of Pittsburgh.

J. Scott Albrecht Birth Date: June 1, 1960 VICE PRESIDENT Began serving: November 1998	J. Scott Albrecht has been the Fund's Portfolio Manager since March 1995. He is Vice President of the Trust. Mr. Albrecht joined Federated in 1989. He has been a Senior Portfolio Manager since 1997 and a Senior Vice President of the Fund's Adviser since 2005. He was a Portfolio Manager from 1994 to 1996. Mr. Albrecht is a Chartered Financial Analyst and received his M.S. in Public Management from Carnegie Mellon University.

Board Review of Advisory Contract

As required by the Act, the Fund's Board has reviewed the Fund's investment advisory contract. The Board's decision to approve the contract reflects the exercise of its business judgment on whether to continue the existing arrangements. During its review of the contract, the Board considers many factors, among the most material of which are: the Fund's investment objectives; the Adviser's management philosophy, personnel, processes, and investment and operating strategies; long-term performance; the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry; the range of comparable fees for similar funds in the mutual fund industry; the range and quality of services provided to the Fund and its shareholders by the Federated organization in addition to investment advisory services; and the Fund's relationship to the Federated family of funds.

In its decision to appoint or renew the Adviser, the Board is mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognizes that most shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and in the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's "selection" or approval of the Adviser must reflect the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund. The Board also considers the compensation and benefits received by the Adviser. This includes fees received for services provided to the Fund by other entities in the Federated organization and research services received by the Adviser from brokers that execute fund trades, as well as advisory fees. In this regard, the Board is aware that various courts have interpreted provisions of the Act and have indicated in their decisions that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the Fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize "economies of scale" as the Fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with the Fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the Adviser's service and fee. The Fund's Board is aware of these factors and is guided by them in its review of the Fund's advisory contract to the extent they are appropriate and relevant, as discussed further below.

The Board considers and weighs these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and is assisted in its deliberations by the advice of independent legal counsel. In this regard, the Board requests and receives substantial and detailed information about the Fund and the Federated organization. Federated provides much of this information at each regular meeting of the Board, and furnishes additional reports in connection with the particular meeting at which the Board's formal review of the advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board's evaluation of an advisory contract is informed by reports covering such matters as: the Adviser's investment philosophy, personnel, and processes; operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or "peer group" funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The evaluation process is evolutionary, reflecting continually developing considerations. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.

With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board focuses on comparisons with other similar mutual funds (rather than non-mutual fund products or services) because, simply put, they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle already chosen by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group may be a useful indicator of how the Adviser is executing on the Fund's investment program, which would in turn assist the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services are such as to warrant continuation of the advisory contract.

The Board also receives financial information about Federated, including reports on the compensation and benefits Federated derives from its relationships with the Federated funds. These reports cover not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The reports also discuss any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades as well as waivers of fees and/or reimbursements of expenses. In order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waive fees and/or reimburse expenses. Although the Board considers the profitability of the Federated organization as a whole, it does not evaluate, on a fund-by-fund basis, Federated's "profitability" and/or "costs" (which would include an assessment as to whether "economies of scale" would be realized if the fund were to grow to some sufficient size). In the Board's view, the cost of performing advisory services on a fund-specific basis is both difficult to estimate satisfactorily and a relatively minor consideration in its overall evaluation. Analyzing isolated funds would require constructed allocations of the costs of shared resources and operations based on artificial assumptions that are inconsistent with the existing relationships within a large and diversified family of funds that receive advisory and other services from the same organization. Although the Board is always eager to discover any genuine "economies of scale," its experience has been that such "economies" are likely to arise only when a fund grows dramatically, and becomes and remains very large in size. Even in these instances, purchase and redemption activity, as well as the presence of expense limitations (if any), may offset any perceived economies. As suggested above, the Board considers the information it receives about the Fund's performance and expenses as compared to an appropriate set of similar competing funds to be more relevant.

The Board bases its decision to approve an advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above are relevant to every Federated fund, nor does the Board consider any one of them to be determinative. With respect to the factors that are relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provide a satisfactory basis to support the decision to continue the existing arrangements.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on "Form N-PX" of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available through Federated's website. Go to FederatedInvestors.com, select "Products," select the "Prospectuses and Regulatory Reports" link, then select the Fund to access the link to Form N-PX. This information is also available from the EDGAR database on the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q." These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the "Products" section of Federated's website at FederatedInvestors.com by clicking on "Portfolio Holdings" and selecting the name of the Fund, or by selecting the name of the Fund and clicking on "Portfolio Holdings." You must register on the website the first time you wish to access this information.

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses, and other information.

Federated
World-Class Investment Manager

Federated Ohio Municipal Income Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 313923609

28994 (10/05)

Federated is a registered mark of Federated Investors, Inc. 2005 (c)Federated Investors, Inc.

Federated
World-Class Investment Manager

Federated Pennsylvania Municipal Income Fund

A Portfolio of Federated Municipal Securities Income Trust

ANNUAL SHAREHOLDER REPORT

August 31, 2005

Class A Shares
Class B Shares

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLES
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
BOARD OF TRUSTEES AND TRUST OFFICERS
BOARD REVIEW OF ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Not FDIC Insured * May Lose Value * No Bank Guarantee

Federated Investors 50 Years of Growth & Innovation

Financial Highlights - Class A Shares

(For a Share Outstanding Throughout Each Period)

Year Ended August 31	2005	2004	2003	2002		2001
Net Asset Value, Beginning of Period	$11.71	$11.51	$11.70	$11.52		$11.09
Income From Investment Operations:
Net investment income	0.54	0.54	0.54	0.56	[1]	0.57
Net realized and unrealized gain (loss) on investments, futures contracts, and swap contracts	0.10	0.19	(0.19)	0.18	[1]	0.42
TOTAL FROM INVESTMENT OPERATIONS	0.64	0.73	0.35	0.74		0.99
Less Distributions:
Distributions from net investment income	(0.54)	(0.53)	(0.54)	(0.56)		(0.56)
Net Asset Value, End of Period	$11.81	$11.71	$11.51	$11.70		$11.52
Total Return [2]	5.58%	6.46%	3.04%	6.70%		9.18%

Ratios to Average Net Assets:
Net expenses	0.75%	0.75%	0.75%	0.75%		0.75%
Net investment income	4.55%	4.63%	4.58%	4.92	% [1]	5.09%
Expense waiver/reimbursement [3]	0.11%	0.10%	0.09%	0.09%		0.10%
Supplemental Data:
Net assets, end of period (000 omitted)	$209,005	$200,023	$210,429	$205,870		$194,407
Portfolio turnover	12%	9%	17%	18%		16%

1 Effective September 1, 2001, the Fund adopted the provisions of the American Institute of Certified Public Accountants (AICPA) Audit and Accounting Guide for Investment Companies and began accreting discount on debt securities. For the year ended August 31, 2002, this change had no effect on the net investment income per share, the net realized and unrealized gain (loss) on investments per share, or the ratio of net investment income to average net assets. Per share, ratios and supplemental data for the periods prior to September 1, 2001 have not been restated to reflect this change in presentation.

2 Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.

Total returns for periods of less than one year are not annualized.

3 This voluntary expense decrease is reflected in both the net expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights - Class B Shares

(For a Share Outstanding Throughout Each Period)

Year Ended August 31	2005	2004	2003	2002		2001
Net Asset Value, Beginning of Period	$11.71	$11.51	$11.70	$11.53		$11.09
Income From Investment Operations:
Net investment income	0.45	0.45	0.45	0.47	[1]	0.48
Net realized and unrealized gain (loss) on investments, futures contracts, and swap contracts	0.10	0.19	(0.19)	0.18	[1]	0.43
TOTAL FROM INVESTMENT OPERATIONS	0.55	0.64	0.26	0.65		0.91
Less Distributions:
Distributions from net investment income	(0.45)	(0.44)	(0.45)	(0.48)		(0.47)
Net Asset Value, End of Period	$11.81	$11.71	$11.51	$11.70		$11.53
Total Return [2]	4.77%	5.65%	2.26%	5.79%		8.42%
Ratios to Average Net Assets:
Net expenses	1.52%	1.52%	1.52%	1.52%		1.52%
Net investment income	3.78%	3.85%	3.81%	4.15	% [1]	4.32%
Expense waiver/reimbursement [3]	0.09%	0.08%	0.07%	0.07%		0.08%
Supplemental Data:
Net assets, end of period (000 omitted)	$59,770	$65,748	$70,339	$61,535		$51,468
Portfolio turnover	12%	9%	17%	18%		16%

1 Effective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount on debt securities. For the year ended August 31, 2002, this change had no effect on the net investment income per share, the net realized and unrealized gain (loss) on investments per share, or the ratio of the net investment income to average net assets. Per share, ratios and supplemental data for the periods prior to September 1, 2001 have not been restated to reflect this change in presentation.

2 Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.

Total returns for periods of less than one year are not annualized.

3 This voluntary expense decrease is reflected in both the net expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees; to the extent applicable, distribution (12b-1) fees and/or shareholder services fees; and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2005 to August 31, 2005.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value 3/1/2005	Ending Account Value 8/31/2005	Expenses Paid During Period [1]
Actual:
Class A Shares	$1,000	$1,028.40	$3.89
Class B Shares	$1,000	$1,024.40	$7.76
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,021.37	$3.87
Class B Shares	$1,000	$1,017.54	$7.73

1 Expenses are equal to the Fund's annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The annualized expense ratios are as follows:

Class A Shares	0.76%
Class B Shares	1.52%

Management's Discussion of Fund Performance

The fund's total return, based on net asset value, for the 12-month reporting period was 5.58% for Class A Shares and 4.77% for Class B Shares. The total return of the Lehman Brothers Municipal Bond Index (LBMB), 1 the fund's benchmark index, was 5.31% during the 12-month reporting period. The fund's total return for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses which were not reflected in the total return of the LBMB.

The fund's investment strategy focused on: (a) the effective duration of its portfolio (which indicates the portfolio's sensitivity to changes in interest rates); (b) the selection of securities with different maturities (expressed by a "yield curve" showing the relative yield of similar securities with different maturities) and higher coupon tax-exempt municipal bonds (bonds with higher interest rate payments); (c) the allocation of the portfolio among securities of similar issuers (referred to as "sectors"); and (d) the credit ratings of portfolio securities (which indicates the risk that securities will default). 2 These were the most significant factors affecting the fund's performance relative to the LBMB.

The following discussion focuses on the performance of the fund's Class A Shares. The 5.58% total return of the Class A Shares for the reporting period consisted of 4.72% of tax-exempt dividends and 0.86% appreciation in the net asset value of the shares. 3

1 The LBMB is the broad-based securities market index for the fund. The LBMB is a broad market performance benchmark for the tax-exempt bond market. To be included in the LBMB, bonds must have a minimum credit rating of Baa, have an outstanding par value of at least $3 million and be issued as part of a transaction of at least $50 million. The LBMB includes both zero coupon bonds and bonds subject to the federal alternative minimum tax. Indexes are unmanaged, and it is not possible to invest directly in an index.

2 Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause a decline in their prices.

3 Income may be subject to the federal alternative minimum tax.

MARKET OVERVIEW

During the reporting period, long-term interest rates remained low but showed some volatility as the bond market appeared to attempt to determine the extent of the strength of the U.S. economy and the Federal Reserve Board's (the "Fed") intentions concerning short-term interest rates. The ten-year Treasury note began the reporting period at 4.12%, reached a high of 4.64% on March 22, 2005, and then declined to 4.01% at the end of the reporting period. The continuation of the low interest rate environment resulted in investors pursuing lower rated credits because of the additional yield they offered. As a result, certain revenue bond sectors out performed the LBMB, such as hospital, industrial development and pollution control project bonds. High-yield, tax-exempt municipal debt (non-investment grade bonds rated "BB" and lower or unrated bonds of a comparable quality) provided strong total returns as investors were attracted to the significantly higher yield provided by these issues.

The Fed raised short-term rates eight times during the reporting period bringing the Federal Funds Target Rate to 3.50% by the end of the reporting period. This resulted in a significant flattening of the tax-exempt municipal yield curve with short-term interest rates rising and long-term interest rates actually declining (that is, while securities provided higher incremental income or yield as maturities became longer, the amount of the increase in incremental income was less or flattened).

Credit spreads, or the yield difference between the "AAA" municipal bonds and bonds of lower credit quality and similar maturity, decreased during the reporting period. This decrease in credit spreads appeared to be the result of both improving economic activity and the demand for securities with higher yields.

DURATION 4

As determined at the end of the reporting period, the fund's dollar-weighted average duration was 4.86 years. Duration management is a significant component of the fund's investment strategy. The shorter a fund's duration relative to an index, the less its net asset value will react as interest rates change. The fund's duration was longer than the duration of the LBMB during the reporting period. As a result, when yields declined during the reporting period the fund's net asset value appreciated to a greater extent than the LBMB's market value. The fund's use of forward settling municipal interest rate swaps and Treasury futures contacts, which did not perform well, to adjust portfolio duration had a negative impact on the fund's performance during the period.

4 Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities with shorter durations.

MATURITY

During the reporting period, the fund held a greater concentration of tax-exempt municipal bonds with maturities shorter than 20 years than the LBMB. Bonds with longer maturities provided better returns during the reporting period as the yield curve flattened and the yields on bonds with longer maturities declined while the yield on bonds with shorter maturities increased. Even though the fund increased its holdings of tax-exempt municipal bonds with 20- to 30-year maturities, the fund remained underweighted relative to the LBMB with respect to longer maturity bonds. This underweight position had a negative impact on the fund's performance relative to the LBMB because the fund did not share in the better returns provided by longer maturity bonds to the same extent as the LBMB.

SECTOR

During the reporting period, the fund allocated more of its portfolio to securities issued by hospitals, industrial development projects and higher education institutions. The fund also allocated less of the portfolio to pre-refunded tax-exempt municipal bonds (bonds for which the principal and interest payments are secured or guaranteed by cash or U.S. Treasury securities held in an escrow account). These allocations helped the fund's performance due to the greater price appreciation that occurred in the over weighted sectors and the smaller increase in the price of pre-refunded bonds as compared to other sectors.

CREDIT QUALITY

The fund's overweight position, relative to the LBMB, in "BBB" rated (or comparable quality) debt benefited the fund's performance as credit spreads became tighter to a greater extent for "BBB" rated (or comparable quality) debt than for other investment grade rated ("AAA," "AA," "A" or comparable quality) debt (meaning that the yield on the "BBB" rated (or comparable quality) debt improved to a greater extent than for other investment grade rated (or comparable quality) debt). 5

5 Investment grade securities are securities that are rated at least "BBB" or unrated securities of a comparable quality. Non-investment grade securities are securities that are not rated at least "BBB" or unrated securities of a comparable quality. Credit ratings are an indication of the risk that a security will default. They do not protect a security from credit risk. Lower-rated bonds typically offer higher yields to help compensate investors for the increased risk associated with them. Among these risks are lower creditworthiness, greater price volatility, more risk to principal and income than with higher-rated securities and increased possibilities of default.

GROWTH OF A $10,000 INVESTMENT - CLASS A SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in Federated Pennsylvania Municipal Income Fund (Class A Shares) (the "Fund") from August 31, 1995 to August 31, 2005, compared to the Lehman Brothers Municipal Bond Index (LBMB), 2 and the Lipper Pennsylvania Municipal Debt Funds Average (LPMDFA). 3

Average Annual Total Return [4] for the Period Ended 8/31/2005
1 Year	0.85%
5 Years	5.21%
10 Years	5.25%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum sales charge of 4.50%.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund's performance assumes the reinvestment of all dividends and distributions. The LBMB and LPMDFA have been adjusted to reflect reinvestment of dividends on securities in the index and average. Indexes are unmanaged and, unlike the Fund, are unaffected by cash flows. It is not possible to invest directly in an index or an average.

2 The LBMB is an unmanaged index comprising bonds with a minimum credit rating of at least Baa. They must have an outstanding par value of at least $3 million and be issued as part of a transaction of at least $50 million. The index includes both zero coupon bonds and bonds subject to the federal alternative minimum tax. It is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance.

3 The LPMDFA represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective category. These total returns are reported net of expenses and other fees that the SEC requires to be reflected in a mutual fund's performance.

4 Total return quoted reflects all applicable sales charges.

GROWTH OF A $10,000 INVESTMENT - CLASS B SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in the Federated Pennsylvania Municipal Income Fund (Class B Shares) (the "Fund") from March 4, 1997 (start of performance) to August 31, 2005, compared to the Lehman Brothers Municipal Bond Index (LBMB), 2 and the Lipper Pennsylvania Municipal Debt Funds Average (LPMDFA). 3

Average Annual Total Return [4] for the Period Ended 8/31/2005
1 Year	(0.73)%
5 Years	5.03%
Start of Performance (3/4/1997)	4.68%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum contingent deferred sales charge of 5.50% as applicable.

1 Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund does not reflect a contingent deferred sales charge on any redemption over six years from the purchase date. The maximum contingent deferred sales charge is 5.50% of any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The LBMB and LPMDFA have been adjusted to reflect reinvestment of dividends on securities in the index and average. Indexes are unmanaged and unlike the Fund, are unaffected by cash flows. It is not possible to invest directly in an index or an average.

2 The LBMB is an unmanaged index comprising bonds with a minimum credit rating of at least Baa. They must have an outstanding par value of at least $3 million and be issued as part of a transaction of at least $50 million. The index includes both zero coupon bonds and bonds subject to the federal alternative minimum tax. It is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance.

3 The LPMDFA represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective category. These total returns are reported net of expenses and other fees that the SEC requires to be reflected in a mutual fund's performance.

4 Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance, visit FederatedInvestors.com or call 1-800-341-7400.

Portfolio of Investments Summary Tables

At August 31, 2005, the Fund's credit-quality ratings composition 1 was as follows:

S&P Long-Term Ratings as Percentage of Total Investments [2]		Moody's Long-Term Ratings as Percentage of Total Investments [2]
AAA	38.1%	Aaa	39.1%
AA	12.0%	Aa	8.7%
A	9.1%	A	2.8%
BBB	14.5%	Baa	7.7%
BB	2.6%	Ba	0.0%
B	1.1%	B	1.5%
Not Rated by S&P	22.6%	Not Rated by Moody's	40.2%
TOTAL	100.0%	TOTAL	100.0%

1 These tables depict the long-term, credit-quality ratings assigned to the Fund's portfolio holdings by Standard & Poor's (S&P) and Moody's Investors Service (Moody's), each of which is a nationally recognized statistical rating organization (NRSRO). These credit-quality ratings are shown without regard to gradations within a given rating category. For example, securities rated "A-" have been included in the "A" rated category. Rated securities that have been prerefunded, but not rated again by the NRSRO, have been included in the "Not rated by..." category.

Rated securities include a security with an obligor and/or credit enhancer that has received a rating from an NRSRO with respect to a class of debt obligations that is comparable in priority and security with the security held by the Fund. Credit-quality ratings are an assessment of the risk that a security will default in payment and do not address other risks presented by the security. Please see the descriptions of credit-quality ratings in the Fund's Statement of Additional Information.

Holdings that are rated only by a different NRSRO than the one identified have been included in the "Not rated by..." category. Of the portfolio's total investments, 11.9% do not have long-term ratings by either of these NRSROs.

2 Percentages are based on total investments, which may differ from the Fund's total net assets used in computing the percentages in the Portfolio of Investments which follows.

Portfolio of Investments

August 31, 2005

Principal Amount			Credit Rating	[1]	Value
		MUNICIPAL BONDS--97.8%
		Pennsylvania--96.3%
$1,300,000		Allegheny County Redevelopment Authority, Revenue Bonds, 5.60% (Pittsburgh Mills), 7/1/2023	NR		$1,372,670
1,500,000		Allegheny County Redevelopment Authority, Tax Increment Bonds (Series 2000A), 6.30% (Waterfront Project), 12/15/2018	NR		1,652,805
4,250,000		Allegheny County, PA Airport Authority, Airport Revenue Refunding Bonds (Series 1999), 6.125% (Pittsburgh International Airport)/(FGIC INS), 1/1/2017	AAA/Aaa		4,644,400
2,500,000		Allegheny County, PA HDA, Health System Revenue Bonds (Series 2000B), 9.25% (West Penn Allegheny Health System)/(Original Issue Yield: 9.70%), 11/15/2030	B/B1		3,007,125
2,000,000		Allegheny County, PA HDA, Refunding Revenue Bonds (Series 1998A), 5.125% (South Hills Health System)/ (Original Issue Yield: 5.34%), 5/1/2023	NR/Baa1		1,981,520
785,000		Allegheny County, PA HDA, Refunding Revenue Bonds, 6.625% (Allegheny General Hospital)/(Escrowed In U.S. Treasuries COL), 7/1/2009	AAA/#Aaa		841,331
2,000,000		Allegheny County, PA HDA, Revenue Bonds, 5.50% (Catholic Health East)/(Original Issue Yield: 5.60%), 11/15/2032	A/A1		2,101,060
1,500,000		Allegheny County, PA HDA, Revenue Bonds, 5.375% (Ohio Valley General Hospital, PA)/(Original Issue Yield: 5.50%), 1/1/2018	NR/Baa2		1,525,650
4,000,000		Allegheny County, PA HDA, Revenue Bonds, (Series 1997A), 5.60% (UPMC Health System)/(MBIA Insurance Corp. INS)/(Original Issue Yield: 5.85%), 4/1/2017	AAA/Aaa		4,224,800
1,000,000		Allegheny County, PA Higher Education Building Authority, Revenue Bonds (Series 2002A), 5.95% (Chatham College)/(Original Issue Yield: 5.97%), 3/1/2032	BBB/NR		1,049,060
1,000,000		Allegheny County, PA Higher Education Building Authority, Revenue Bonds (Series 2002B), 5.25% (Chatham College)/(Original Issue Yield: 5.35%), 11/15/2016	BBB/NR		1,021,220
475,000	[2]	Allegheny County, PA IDA, Cargo Facilities Lease Revenue Bonds (Series 1999), 6.00% (AFCO Cargo PIT LLC Project), 9/1/2009	NR		468,388
1,000,000	[2]	Allegheny County, PA IDA, Cargo Facilities Lease Revenue Bonds (Series 1999), 6.625% (AFCO Cargo PIT LLC Project)/(Original Issue Yield: 6.75%), 9/1/2024	NR		971,230
3,185,000		Allegheny County, PA IDA, Environmental Improvement Refunding Revenue Bonds (Series 1998), 5.50% (Marathon Oil Corp.), 12/1/2029	BBB+/Baa1		3,313,992
Principal Amount			Credit Rating	[1]	Value
		MUNICIPAL BONDS--continued
		Pennsylvania--continued
$1,250,000		Allegheny County, PA IDA, Environmental Improvement Refunding Revenue Bonds (Series 1998), 5.60% (Marathon Oil Corp.), 9/1/2030	BBB+/Baa1		$1,307,388
1,500,000		Allegheny County, PA IDA, Health Care Facilities Revenue Refunding Bonds (Series 1998), 5.75% (Presbyterian SeniorCare-Westminster Place Project), 1/1/2023	NR		1,500,345
935,000		Allegheny County, PA IDA, Lease Revenue Bonds (Series 2001), 6.60% (Residential Resources Inc. Project)/ (Original Issue Yield: 6.75%), 9/1/2031	NR		999,898
3,000,000		Allegheny County, PA Port Authority, Special Revenue Transportation Bonds (Series 1999), 6.00% (MBIA Insurance Corp. INS)/(Original Issue Yield: 6.05%), 3/1/2019	AAA/Aaa		3,318,870
515,000		Allegheny County, PA Residential Finance Agency, SFM Revenue Bonds (Series 2001KK-1), 5.375% (GNMA Collateralized Home Mortgage Program COL), 5/1/2022	NR/Aaa		538,999
515,000		Allegheny County, PA Residential Finance Agency, SFM Revenue Bonds (Series FF-1), 5.90% (GNMA Collateralized Home Mortgage Program COL), 5/1/2020	NR/Aaa		544,607
1,835,000		Allentown, PA Area Hospital Authority, Revenue Bonds (Series B), 6.75% (Sacred Heart Hospital of Allentown), 11/15/2015	BB+/Baa3		1,906,565
2,000,000		Bethlehem, PA Area Vocational-Technical School Authority, Guaranteed Lease Revenue Bonds (Series 1999), 5.50% (Bethlehem Area Vocational-Technical School)/(United States Treasury PRF 9/1/2009 @100)/(Original Issue Yield: 5.55%), 9/1/2020	NR/Aaa		2,178,880
4,250,000		Bradford County, PA IDA, Solid Waste Disposal Refunding Revenue Bonds (Series 2005A), 4.70% (International Paper Co.), 3/1/2019	BBB/Baa2		4,210,220
1,000,000		Bucks County, PA Community College Authority, College Building Revenue Bonds (Series 1996), 5.50% (Original Issue Yield: 5.70%), 6/15/2017	NR/Aa2		1,042,490
750,000		Bucks County, PA IDA, Revenue Bonds (Series 2002A), 6.00% (Pennswood Village)/(Original Issue Yield: 6.12%), 10/1/2027	BBB+/NR		809,062
500,000		Bucks County, PA IDA, Revenue Bonds (Series 2002A), 6.00% (Pennswood Village)/(Original Issue Yield: 6.16%), 10/1/2034	BBB+/NR		538,005
1,000,000		Bucks County, PA IDA, Solid Waste Revenue Bonds, 4.90% TOBs (Waste Management, Inc.), Mandatory Tender 2/1/2008	BBB/NR		1,024,280
1,580,000		Carbon County, PA IDA, Refunding Revenue Bonds, 6.65% (Panther Creek Partners Project)/(BNP Paribas SA and Union Bank of California LOCs), 5/1/2010	BBB-/NR		1,718,171
1,100,000		Chester County, PA HEFA, Mortgage Refunding Revenue Bonds, 5.50% (Tel Hai Obligated Group Project)/(Original Issue Yield: 5.60%), 6/1/2025	BBB-/NR		1,104,279
Principal Amount			Credit Rating	[1]	Value
		MUNICIPAL BONDS--continued
		Pennsylvania--continued
$1,500,000		Clarion County, PA Hospital Authority, Revenue Refunding Bonds, (Series 1997), 5.75% (Clarion County Hospital)/(Original Issue Yield: 5.95%), 7/1/2017	BBB-/NR		$1,507,020
1,575,000		Commonwealth of Pennsylvania, GO UT Bonds, 6.00% (Original Issue Yield: 6.15%), 7/1/2007	AA/Aa2		1,660,759
1,000,000		Crawford County, PA Hospital Authority, Senior Living Facilities Revenue Bonds (Series 1999), 6.125% (Wesbury United Methodist Community Obligated Group)/(Original Issue Yield: 6.32%), 8/15/2019	NR		1,043,410
1,250,000		Cumberland County, PA Municipal Authority, College Revenue Bonds (Series A), 5.50% (Dickinson College)/(AMBAC INS)/(Original Issue Yield: 5.70%), 11/1/2025	NR/Aaa		1,364,687
1,000,000		Cumberland County, PA Municipal Authority, Retirement Community Revenue Bonds (Series 2002A), 7.125% (Wesley Affiliated Services, Inc. Obligated Group)/(Original Issue Yield: 7.40%), 1/1/2025	NR		1,106,400
2,800,000		Delaware County, PA Authority, College Revenue Bonds (Series 1999), 5.75% (Cabrini College)/(Radian Asset Assurance INS)/(Original Issue Yield: 5.95%), 7/1/2019	AA/NR		2,992,388
2,650,000		Delaware County, PA Authority, College Revenue Refunding Bonds (Series 1998A), 5.375% (Neumann College)/(Original Issue Yield: 5.48%), 10/1/2018	BBB-/NR		2,725,949
2,875,000		Delaware County, PA Authority, Revenue Bonds, 5.00% (Elwyn, Inc.)/(Radian Asset Assurance INS), 6/1/2022	AA/Aa3		3,050,174
1,000,000		Delaware River Joint Toll Bridge Commission, Pennsylvania-New Jersey Bridge System Revenue Bonds (Series 2003), 5.25%, 7/1/2020	A-/A2		1,114,960
1,500,000		Delaware River Port Authority, Revenue Bonds (Series 1999), 6.00% (FSA INS), 1/1/2019	AAA/Aaa		1,663,800
2,000,000		Delaware River Port Authority, Revenue Bonds, 6.00% (FSA INS), 1/1/2018	AAA/Aaa		2,218,400
10,000,000		Delaware Valley, PA Regional Finance Authority, Local Government Revenue Bonds (Series 1997B), 5.60% (AMBAC INS), 7/1/2017	AAA/Aaa		11,501,100
1,000,000	[2]	Delaware Valley, PA Regional Finance Authority, Residual Interest Tax-Exempt Securities (PA-1029), 8.23205%, 7/1/2017	NR		1,318,050
2,100,000		Erie County, PA Convention Center Authority, Convention Center Hotel Revenue Bonds, 5.00% (FGIC INS), 1/15/2036	AAA/Aaa		2,231,292
4,100,000		Erie County, PA Hospital Authority, Health Facilities Revenue Bonds (Series 1999), 5.90% (St. Mary's Home of Erie)/(Radian Asset Assurance INS)/(Original Issue Yield: 6.05%), 8/15/2019	AA/NR		4,429,804
Principal Amount			Credit Rating	[1]	Value
		MUNICIPAL BONDS--continued
		Pennsylvania--continued
$570,000		Erie, PA Higher Education Building Authority, College Revenue Refunding Bonds (Series 2004B), 5.00% (Mercyhurst College)/(Original Issue Yield: 5.11%), 3/15/2023	BBB/NR		$581,503
2,660,000		Greater Nanticoke, PA Area School District, UT GO Bonds, 5.50% (United States Treasury PRF 10/15/2005 @100)/(Original Issue Yield: 5.62%), 10/15/2025)	AAA/Aaa		2,669,017
2,000,000		Indiana County, PA IDA, Refunding Revenue Bonds, 5.00% (Indiana University of PA)/(AMBAC INS), 11/1/2029	AAA/Aaa		2,133,920
800,000		Jeannette Health Services Authority, PA, Hospital Revenue Bonds (Series A of 1996), 6.00% (Jeannette District Memorial Hospital)/(Original Issue Yield: 6.15%), 11/1/2018	BB-/NR		800,376
1,000,000		Lancaster County, PA Hospital Authority, Health Center Revenue Bonds (Series 2001), 5.875% (Willow Valley Retirement Communities)/(Original Issue Yield: 5.95%), 6/1/2031	A-/NR		1,066,260
1,000,000		Lancaster County, PA Hospital Authority, Revenue Bonds, 5.50% (Lancaster General Hospital)/(Original Issue Yield: 5.63%), 3/15/2026	A/NR		1,067,160
2,000,000		Lancaster County, PA, UT GO Bonds, (Series A), 5.80% (FGIC INS)/(Original Issue Yield: 5.84%), 5/1/2015	NR/Aaa		2,226,600
250,000		Lancaster, PA IDA, Revenue Bonds (Series 2000A), 7.60% (Garden Spot Villiage Project)/(Original Issue Yield: 7.70%), 5/1/2022	NR		277,288
1,000,000		Lawrence County, PA IDA, Senior Health and Housing Facilities Revenue Bonds, 7.50% (Shenango Presbyterian SeniorCare Obligated Group)/(Original Issue Yield: 7.75%), 11/15/2031	NR		1,037,910
1,000,000		Lebanon County, PA Health Facilities Authority, Hospital Revenue Bonds, 5.80% (Good Samaritan Hospital)/ (Original Issue Yield: 5.92%), 11/15/2022	BBB+/Baa1		1,085,080
2,000,000		Lehigh County, PA General Purpose Authority, Hospital Revenue Bonds, 5.25% (St. Lukes Hospital of Bethlehem)/(Original Issue Yield: 5.42%), 8/15/2023	BBB/Baa2		2,108,220
1,000,000		Lehigh-Northampton Airport Authority, Revenue Bonds, 6.00% (Lehigh Valley Airport System)/(MBIA Insurance Corp. INS)/(Original Issue Yield: 6.02%), 5/15/2025	NR/Aaa		1,095,490
1,000,000		Luzerne County, PA, UT GO Bonds, 5.625% (FGIC INS)/(Original Issue Yield: 5.78%), 12/15/2021	AAA/Aaa		1,059,130
825,000		Lycoming County PA Authority, Hospital Lease Revenue Bonds (Series B), 6.50% (Divine Providence Hospital, PA)/(Original Issue Yield: 6.70%), 7/1/2022	NR		828,036
1,000,000		Lycoming County PA Authority, Hospital Revenue Bonds, 5.50% (Divine Providence Hospital, PA)/(AMBAC INS)/(Original Issue Yield: 5.90%), 11/15/2022	AAA/NR		1,024,720
Principal Amount			Credit Rating	[1]	Value
		MUNICIPAL BONDS--continued
		Pennsylvania--continued
$1,000,000		McKean County, PA Hospital Authority, Hospital Revenue Bonds, 5.25% (Bradford Regional Medical Center)/(American Capital Access INS), 10/1/2030	A/NR		$1,036,810
1,000,000		Monroe County, PA Hospital Authority, Hospital Revenue Bonds (Series 2002A), 5.50% (Pocono Medical Center)/(Radian Asset Assurance INS)/(Original Issue Yield: 5.60%), 1/1/2022	AA/NR		1,071,000
2,360,000		Monroe County, PA Hospital Authority, Hospital Revenue Bonds, 5.125% (Pocono Medical Center)/(United States Treasury PRF 7/1/2008 @100)/(Original Issue Yield: 5.40%), 7/1/2015	AAA/Aaa		2,492,184
1,000,000		Monroe County, PA Hospital Authority, Revenue Bonds, 6.00% (Pocono Medical Center)/(Original Issue Yield: 6.17%), 1/1/2043	BBB+/NR		1,082,400
1,250,000		Montgomery County, PA Higher Education & Health Authority Hospital, Revenue Bonds, 7.25% (Philadelphia Geriatric Center)/(Original Issue Yield: 7.472%), 12/1/2024	NR		1,353,488
1,000,000		Montgomery County, PA IDA, Fixed Rate Mortgage Revenue Bonds (Series 2005), 6.25% (Whitemarsh Continuing Care Retirement Community)/(Original Issue Yield: 6.375%), 2/1/2035	NR		1,060,530
2,250,000		Montgomery County, PA IDA, Retirement Community Revenue Bonds (Series 1996B), 5.75% (Adult Communities Total Services, Inc.)/(Original Issue Yield: 5.98%), 11/15/2017	BBB+/NR		2,347,515
1,000,000		Montgomery County, PA IDA, Retirement Community Revenue Refunding Bonds (Series 1996A), 5.875% (Adult Communities Total Services, Inc.)/(Original Issue Yield: 6.125%), 11/15/2022	BBB+/NR		1,037,060
1,000,000		Mount Lebanon, PA Hospital Authority, Revenue Bonds (Series 2002A), 5.625% (St. Clair Memorial Hospital)/ (Original Issue Yield: 5.75%), 7/1/2032	A-/NR		1,064,570
500,000		Mt. Pleasant Borough, PA Business District Authority, Hospital Revenue Bonds (Series 1997), 5.75% (Frick Hospital)/(United States Treasury PRF 12/1/2007 @102)/(Original Issue Yield: 5.85%), 12/1/2017	NR		537,070
2,300,000		Mt. Pleasant Borough, PA Business District Authority, Hospital Revenue Bonds (Series 1997), 5.75% (Frick Hospital)/(United States Treasury PRF 12/1/2007 @102)/(Original Issue Yield: 5.90%), 12/1/2027	NR		2,470,522
1,000,000		North Hills, PA School District, GO Bonds, (Series 2000), 5.50% (FGIC INS)/(Original Issue Yield: 5.576%), 7/15/2024	AAA/Aaa		1,105,960
1,075,000		North Penn, PA School District, Refunding Revenue Bonds, 6.20% (Escrowed In U.S. Treasuries COL), 3/1/2007	NR/#Aaa		1,100,521
1,000,000		Northumberland County PA IDA, Facilities Revenue Bonds (Series 2002B), 5.50% (NHS Youth Service, Inc.)/(American Capital Access INS)/(Original Issue Yield: 5.80%), 2/15/2033	A/NR		1,066,380
Principal Amount			Credit Rating	[1]	Value
		MUNICIPAL BONDS--continued
		Pennsylvania--continued
$3,000,000		Norwin, PA School District, UT GO Bonds, 6.00% (FGIC INS)/(Original Issue Yield: 6.12%), 4/1/2024	AAA/Aaa		$3,345,210
1,000,000		Pennsylvania Convention Center Authority, Revenue Bonds, 6.70% (Escrowed In U.S. Treasuries COL)/(Original Issue Yield: 6.843%), 9/1/2016	AAA/Aaa		1,213,890
1,000,000		Pennsylvania EDFA, Exempt Facilities Revenue Bonds (Series 1997B), 6.125% (National Gypsum Co.), 11/1/2027	NR		1,065,260
1,000,000		Pennsylvania EDFA, Exempt Facilities Revenue Bonds (Series 2003A), 6.75% (Reliant Energy, Inc.), 12/1/2036	NR/B1		1,079,480
2,500,000		Pennsylvania EDFA, Resource Recovery Revenue Bonds (Series A), 6.40% (Northampton Generating), 1/1/2009	BB/NR		2,516,800
2,000,000		Pennsylvania EDFA, Revenue Bonds (Series 1998A), 5.25% (Northwestern Human Services, Inc.)/(Original Issue Yield: 5.668%), 6/1/2028	BB+/NR		1,739,060
1,000,000		Pennsylvania EDFA, Revenue Bonds (Series 2000), 5.90% (Dr. Gertrude A. Barber Center, Inc.)/(Radian Asset Assurance INS), 12/1/2030	AA/NR		1,096,790
1,000,000		Pennsylvania EDFA, Solid Waste Disposal Revenue Bonds (Series 2004A), 4.70% TOBs (Waste Management, Inc.), Mandatory Tender 11/1/2014	BBB/NR		1,022,600
1,000,000		Pennsylvania HFA, SFM Revenue Bonds (Series 2001-72A), 5.25%, 4/1/2021	AA+/Aa2		1,035,770
660,000		Pennsylvania HFA, SFM Revenue Bonds, (Series 62A), 5.50%, 10/1/2022	AA+/Aa2		686,083
2,590,000		Pennsylvania State Higher Education Assistance Agency, Capital Acquisition Revenue Bonds, 6.125% (MBIA Insurance Corp. INS), 12/15/2019	AAA/Aaa		2,955,630
2,000,000		Pennsylvania State Higher Education Facilities Authority, College and University Revenue Bonds, 5.625% (University of the Arts)/(Radian Asset Assurance INS)/(Original Issue Yield: 5.78%), 3/15/2025	AA/NR		2,141,780
2,000,000		Pennsylvania State Higher Education Facilities Authority, Revenue Bonds (Series 1996), 7.20% (Thiel College)/ (United States Treasury PRF 5/15/2006 @102), 5/15/2026	NR		2,097,400
1,500,000		Pennsylvania State Higher Education Facilities Authority, Revenue Bonds (Series 2001A), 6.00% (UPMC Health System)/(Original Issue Yield: 6.10%), 1/15/2022	A+/NR		1,657,695
1,330,000		Pennsylvania State Higher Education Facilities Authority, Revenue Bonds (Series 2003A), 5.25% (Clarion University Foundation, Inc.)/(XL Capital Assurance Inc. INS), 7/1/2018	AAA/Aaa		1,452,466
1,490,000		Pennsylvania State Higher Education Facilities Authority, Revenue Bonds (Series 2003AA1), 5.25% (Dickinson College)/(Radian Asset Assurance INS), 11/1/2018	AA/NR		1,607,814
Principal Amount			Credit Rating	[1]	Value
		MUNICIPAL BONDS--continued
		Pennsylvania--continued
$1,350,000		Pennsylvania State Higher Education Facilities Authority, Revenue Bonds (Series 2004A), 5.25% (Philadelphia University)/(Original Issue Yield: 5.32%), 6/1/2032	BBB/Baa2		$1,375,016
1,625,000		Pennsylvania State Higher Education Facilities Authority, Revenue Bonds (Series 2005A), 5.00% (Slippery Rock University Foundation)/(XL Capital Assurance Inc. INS), 7/1/2037	AAA/Aaa		1,712,003
1,160,000		Pennsylvania State Higher Education Facilities Authority, Revenue Bonds (Series AA2), 5.25% (Lycoming College)/(Radian Asset Assurance INS), 11/1/2024	AA/NR		1,240,922
2,000,000		Pennsylvania State Higher Education Facilities Authority, Revenue Bonds (Series N), 5.875% (MBIA Insurance Corp. INS)/(Original Issue Yield: 5.913%), 6/15/2021	AAA/Aaa		2,047,740
750,000		Pennsylvania State Higher Education Facilities Authority, Revenue Bonds, 5.00% (Widener University), 7/15/2039	BBB+/NR		774,930
1,000,000		Pennsylvania State Higher Education Facilities Authority, Revenue Bonds, 5.25% (Widener University)/(Original Issue Yield: 5.42%), 7/15/2024	BBB+/NR		1,053,610
3,150,000		Pennsylvania State Higher Education Facilities Authority, Revenue Bonds, 4.65% (Philadelphia College of Osteopathic Medicine)/(Original Issue Yield: 4.77%), 12/1/2028	A/NR		3,206,952
450,000		Pennsylvania State Higher Education Facilities Authority, Revenue Bonds, 5.25% (Lycoming College)/(Radian Asset Assurance INS), 11/1/2027	AA/Aa3		482,076
1,250,000		Pennsylvania State Higher Education Facilities Authority, Revenue Bonds, 5.25% (Ursinus College)/(Radian Asset Assurance INS), 1/1/2027	AA/NR		1,328,188
2,495,000		Pennsylvania State Higher Education Facilities Authority, Revenue Bonds, 6.25% (Philadelphia University)/(Radian Asset Assurance INS), 6/1/2024	AA/NR		2,775,388
1,500,000		Pennsylvania State Higher Education Facilities Authority, Revenue Bonds, (Series A), 6.00% (UPMC Health System)/(Original Issue Yield: 6.16%), 1/15/2031	A+/NR		1,657,695
1,500,000		Pennsylvania State Higher Education Facilities Authority, Student Housing Revenue Bonds (Series 2003A), 5.00% (California University of Pennsylvania)/(American Capital Access INS)/(Original Issue Yield: 5.08%), 7/1/2023	A/NR		1,547,460
1,500,000		Pennsylvania State Higher Education Facilities Authority, University Revenue Bonds (Series 1997), 5.45% (University of the Arts)/(Radian Asset Assurance INS)/(Original Issue Yield: 5.58%), 3/15/2017	AA/NR		1,530,900
1,500,000		Pennsylvania State IDA, Economic Development Revenue Bonds (Series 2002), 5.50% (AMBAC INS), 7/1/2020	AAA/Aaa		1,687,815
1,500,000		Pennsylvania State University, Revenue Bonds, 5.00%, 9/1/2029	AA/Aa2		1,607,940
Principal Amount			Credit Rating	[1]	Value
		MUNICIPAL BONDS--continued
		Pennsylvania--continued
$1,600,000		Philadelphia Authority for Industrial Development, Senior Living Revenue Bonds (Series 2005A), 5.625% (PresbyHomes Germantown/Morrisville), 7/1/2035	NR/Baa2		$1,639,520
2,120,000		Philadelphia, PA Authority for Industrial Development, Lease Revenue Bonds (Series 2001B), 5.50% (FSA INS), 10/1/2021	AAA/Aaa		2,362,676
3,000,000		Philadelphia, PA Authority for Industrial Development, Revenue Bonds (Series 2001B), 5.25% (Philadelphia Corp. for Aging Project)/(AMBAC INS)/(Original Issue Yield: 5.43%), 7/1/2023	AAA/Aaa		3,226,770
1,275,000		Philadelphia, PA Hospitals & Higher Education Facilities Authority, Hospital Revenue Bonds (Series 1997), 5.75% (Jeanes Hospital, PA)/(Escrowed In U.S. Treasuries COL)/(Original Issue Yield: 5.80%), 7/1/2008	AAA/#Aaa		1,367,884
1,080,000		Philadelphia, PA Redevelopment Authority, MFH Refunding Revenue Bonds (Series 1998), 5.45% (Woodstock Mutual Homes, Inc.)/(FHA INS)/(Original Issue Yield: 5.468%), 2/1/2023	NR/Aa2		1,108,717
2,000,000		Philadelphia, PA Redevelopment Authority, Revenue Bonds (Series 2002A), 5.50% (FGIC INS), 4/15/2018	AAA/Aaa		2,225,160
950,000		Philadelphia, PA Redevelopment Authority, Revenue Bonds (Series 2002A), 5.50% (FGIC INS), 4/15/2019	AAA/Aaa		1,056,951
1,250,000		Philadelphia, PA Redevelopment Authority, Revenue Bonds (Series 2003A), 5.50% (Beech Student Housing Complex)/(American Capital Access INS), 7/1/2019	A/NR		1,351,563
1,000,000		Philadelphia, PA Redevelopment Authority, Revenue Bonds (Series 2003A), 5.625% (Beech Student Housing Complex)/(American Capital Access INS), 7/1/2023	A/NR		1,081,190
1,000,000		Philadelphia, PA School District, UT GO Bonds (Series 2002B), 5.625% (United States Treasury PRF 8/1/2012 @100), 8/1/2022	AAA/Aaa		1,136,610
9,500,000		Philadelphia, PA, Airport Revenue Bonds (Series 1997B), 5.50% (Philadelphia Airport System)/(AMBAC INS)/(Original Issue Yield: 5.65%), 6/15/2017	AAA/Aaa		9,987,540
2,880,000		Pittsburgh, PA Public Parking Authority, Parking Revenue Bonds (Series 2000), 6.00% (AMBAC INS)/(Original Issue Yield: 6.02%), 12/1/2020	AAA/Aaa		3,236,342
765,000		Pittsburgh, PA Urban Redevelopment Authority, Mortgage Revenue Bonds (Series 1997A), 6.15%, 10/1/2016	AAA/Aa1		783,199
355,000		Pittsburgh, PA Urban Redevelopment Authority, Mortgage Revenue Bonds (Series 1997C), 5.35%, 10/1/2009	AAA/Aa1		372,232
1,075,000		Pittsburgh, PA Urban Redevelopment Authority, Mortgage Revenue Bonds (Series 1997C), 5.90%, 10/1/2022	AAA/Aa1		1,119,935
2,855,000		Pittsburgh, PA, LT GO Bonds (Series 1999A), 5.75% (FGIC INS)/(Original Issue Yield: 5.852%), 9/1/2019	AAA/Aaa		3,125,740
Principal Amount			Credit Rating	[1]	Value
		MUNICIPAL BONDS--continued
		Pennsylvania--continued
$5,000,000	[2]	Pittsburgh, PA, Residual Interest Tax-Exempt Securities (Series PA 961), 7.72055% (AMBAC INS), 9/1/2015	NR		$6,104,650
1,500,000		Pittsburgh, PA, UT GO Bonds (Series 1999A), 5.75% (FGIC INS)/(Original Issue Yield: 5.94%), 9/1/2024	AAA/Aaa		1,642,245
1,500,000		Pittsburgh, PA, UT GO Bonds (Series 2005A), 5.00% (MBIA Insurance Corp. INS), 9/1/2018	AAA/Aaa		1,634,910
2,950,000		Pottsville, PA Hospital Authority, Hospital Revenue Bonds, 5.625% (Pottsville Hospital and Warne Clinic)/(Original Issue Yield: 5.75%), 7/1/2024	BBB-/NR		2,951,652
2,165,000		Radnor Township, PA, UT GO Bonds (Series 2004AA), 5.125%, 7/15/2027	NR/Aa1		2,339,932
2,040,000		Riverside, PA School District, UT GO Bonds, 5.50% (FGIC INS)/(Original Issue Yield: 5.57%), 10/15/2020	AAA/Aaa		2,261,197
1,500,000		Sayre, PA, Health Care Facilities Authority, Revenue Bonds (Series 2002A), 5.75% (Guthrie Healthcare System, PA)/(Original Issue Yield: 5.90%), 12/1/2021	A-/NR		1,626,480
1,000,000		Sayre, PA, Health Care Facilities Authority, Revenue Bonds (Series 2002A), 5.875% (Guthrie Healthcare System, PA)/(Original Issue Yield: 6.00%), 12/1/2031	A-/NR		1,077,710
1,000,000		Scranton, PA, UT GO Bonds (Series 2001C), 7.10% (United States Treasury PRF 9/1/2011 @100)/(Original Issue Yield: 7.35%), 9/1/2031	NR		1,189,260
700,000		Shaler, PA School District Authority, GO UT Bonds, 6.25% (Escrowed In U.S. Treasuries COL), 4/15/2008	AAA/NR		730,625
2,000,000		Somerset County, PA Hospital Authority, Hospital Refunding Revenue Bonds (Series 1997B), 5.375% (Somerset Community Hospital)/(Radian Asset Assurance INS)/(Original Issue Yield: 5.68%), 3/1/2017	AA/NR		2,074,380
540,000		Southcentral PA, General Authority, Revenue Bonds, 5.625% (Wellspan Health Obligated Group)/(Escrowed In U.S. Treasuries COL), 5/15/2026	NR/Aa3		598,747
2,460,000		Southcentral PA, General Authority, Revenue Bonds, 5.625% (Wellspan Health Obligated Group)/(United States Treasury PRF 5/15/2011 @101), 5/15/2026	NR/Aa3		2,781,694
2,000,000		Southeastern, PA Transportation Authority, Special Revenue Bonds, 5.375% (FGIC INS)/(Original Issue Yield: 5.70%), 3/1/2017	AAA/Aaa		2,106,500
500,000		St. Mary Hospital Authority, PA, Health System Revenue Bonds (Series 2004A), 5.00% (Catholic Health East)/(Original Issue Yield: 5.15%), 11/15/2021	A/A1		526,930
1,000,000		St. Mary Hospital Authority, PA, Health System Revenue Bonds (Series 2004B), 5.375% (Catholic Health East)/(Original Issue Yield: 5.42%), 11/15/2034	A/A1		1,068,080
Principal Amount			Credit Rating	[1]	Value
		MUNICIPAL BONDS--continued
		Pennsylvania--continued
$1,000,000		St. Mary Hospital Authority, PA, Health System Revenue Bonds (Series 2004B), 5.50% (Catholic Health East), 11/15/2024	A/A1		$1,089,170
500,000		State Public School Building Authority, PA, Revenue Bonds, 5.00% (Montgomery County, PA Community College)/(AMBAC INS), 5/1/2024	NR/Aaa		536,620
1,000,000	[2]	Susquehanna, PA Area Regional Airport Authority, Airport Facilities Revenue Bonds (Series 1999), 5.50% (Aero Harrisburg)/(Original Issue Yield: 5.85%), 1/1/2024	NR		931,000
1,245,000		Union County, PA Higher Educational Facilities Financing Authority, Revenue Bonds (Series 2002A), 5.25% (Bucknell University), 4/1/2021	NR/Aa3		1,378,489
1,665,000		Union County, PA Higher Educational Facilities Financing Authority, Revenue Bonds (Series 2002A), 5.25% (Bucknell University), 4/1/2022	NR/Aa3		1,843,521
1,250,000		Union County, PA Hospital Authority, Revenue Bonds, 5.25% (Evangelical Community Hospital)/(Radian Asset Assurance INS), 8/1/2024	AA/Aa3		1,333,800
400,000		Washington County, PA Authority, Lease Revenue Bonds, 7.875% (Escrowed In U.S. Treasuries COL), 12/15/2018	AAA/Aaa		562,100
1,885,000		West Shore, PA Area Hospital Authority, Revenue Bonds, 6.15% (Holy Spirit Hospital), 1/1/2020	BBB+/NR		2,070,616
1,000,000		West Shore, PA Area Hospital Authority, Revenue Bonds, 6.25% (Holy Spirit Hospital)/(Original Issue Yield: 6.30%), 1/1/2032	BBB+/NR		1,092,850
1,000,000		West View, PA Municipal Authority, Special Obligation Bonds, 9.50% (Escrowed In U.S. Treasuries COL), 11/15/2014	AAA/#Aaa		1,315,070
1,000,000		Westmoreland County, PA IDA, Health Care Facility Revenue Bonds (Series 2000B), 8.00% (Redstone Presbyterian Seniorcare Obligated Group)/(Original Issue Yield: 8.25%), 11/15/2023	NR		1,105,880
170,000		Westmoreland County, PA Municipal Authority, Special Obligation Bonds, 9.125% (Escrowed In U.S. Treasuries COL), 7/1/2010	AAA/#Aaa		187,469
		TOTAL			258,818,192
		Puerto Rico--1.5%
2,000,000	[2]	Puerto Rico Electric Power Authority, Drivers (Series 266), 8.2089% (FSA INS), 7/1/2015	AAA/NR		2,651,500
1,000,000	[2]	Puerto Rico Highway and Transportation Authority, Residual Interest Tax-Exempt Securities (Series PA 331B), 7.78959% (AMBAC INS), 1/1/2011	NR		1,310,630
		TOTAL			3,962,130
		TOTAL MUNICIPALS BONDS (IDENTIFIED COST $245,032,110)			262,780,322
Principal Amount			Credit Rating	[1]	Value
		SHORT-TERM MUNICIPALS--1.8%
		Pennsylvania--0.6%
$1,700,000		Philadelphia, PA Authority for Industrial Development Daily VRDNs (Newcourtland Elder Services)/(PNC Bank, N.A. LOC)	NR/VMIG1		$1,700,000
		Puerto Rico--1.2%
3,200,000		Puerto Rico Government Development Bank (GDB) Weekly VRDNs (MBIA Insurance Corp. INS)/(Credit Suisse, Zurich LIQ)	A-1/VMIG1		3,200,000
		TOTAL SHORT-TERM MUNICIPALS (AT AMORTIZED COST)			4,900,000
		TOTAL MUNICIPAL INVESTMENTS--99.6% (IDENTIFIED COST $249,932,110) [3]			267,680,322
		OTHER ASSETS AND LIABILITIES - NET--0.4%			1,095,129
		TOTAL NET ASSETS--100%			$268,775,451

Securities that are subject to the federal alternative minimum tax (AMT) represent 13.4% of the Fund's portfolio as calculated based upon total portfolio market value (percentage is unaudited).

1 Current credit ratings are unaudited.

2 Denotes a restricted security, including securities purchased under Rule 144A of the Securities Act of 1933. These securities, all of which have been deemed liquid by criteria approved by the Fund's Board of Trustees, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. At August 31, 2005, these securities amounted to $13,755,448 which represents 5.1% of total net assets.

3 The cost of investments for federal tax purposes amounts to $249,906,973.

Note: The categories of investments are shown as a percentage of total net assets at August 31, 2005.

The following acronyms are used throughout this portfolio:

AMBAC	--American Municipal Bond Assurance Corporation
COL	--Collateralized
EDFA	--Economic Development Financing Authority
FGIC	--Financial Guaranty Insurance Company
FHA	--Federal Housing Administration
FSA	--Financial Security Assurance
GNMA	--Government National Mortgage Association
GO	--General Obligation
HDA	--Hospital Development Authority
HEFA	--Health and Education Facilities Authority
HFA	--Housing Finance Authority
IDA	--Industrial Development Authority
INS	--Insured
LIQ	--Liquidity Agreement
LOC(s)	--Letter(s) of Credit
LT	--Limited Tax
MFH	--Multi-family Housing
PRF	--Prerefunded
SFM	--Single Family Mortgage
TOBs	--Tender Option Bonds
UT	--Unlimited Tax
VRDNs	--Variable Rate Demand Notes

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

August 31, 2005

Assets:
Total investments in securities, at value (identified cost $249,932,110)		$267,680,322
Cash		99,512
Income receivable		3,936,272
Receivable for investments sold		100,000
Receivable for shares sold		502,174
TOTAL ASSETS		272,318,280
Liabilities:
Payable for investments purchased	$2,756,201
Payable for shares redeemed	218,469
Income distribution payable	392,448
Payable for Directors'/Trustees' fee	552
Payable for distribution services fee (Note 5)	38,042
Payable for shareholder services fee (Note 5)	53,137
Accrued expenses	83,980
TOTAL LIABILITIES		3,542,829
Net assets for 22,753,976 shares outstanding		$268,775,451
Net Assets Consist of:
Paid-in capital		$259,433,414
Net unrealized appreciation of investments		17,748,212
Accumulated net realized loss on investments, futures contracts and swap contracts		(8,342,537)
Accumulated net investment income (loss)		(63,638)
TOTAL NET ASSETS		$268,775,451
Net Asset Value, Offering Price and Redemption Proceeds per Share
Class A Shares:
Net asset value per share ($209,005,435 ÷ 17,693,585 shares outstanding) no par value, unlimited shares authorized		$11.81
Offering price per share (100/95.50 of $11.81) [1]		$12.37
Redemption proceeds per share		$11.81
Class B Shares:
Net asset value per share ($59,770,016 ÷ 5,060,391 shares outstanding) no par value, unlimited shares authorized		$11.81
Offering price per share		$11.81
Redemption proceeds per share (94.50/100 of $11.81) [1]		$11.16

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended August 31, 2005

Investment Income:
Interest			$14,147,172
Expenses:
Investment adviser fee (Note 5)		$1,065,911
Administrative personnel and services fee (Note 5)		213,777
Custodian fees		14,962
Transfer and dividend disbursing agent fees and expenses		130,377
Directors'/Trustees' fees		3,676
Auditing fees		19,187
Legal fees		8,194
Portfolio accounting fees		95,499
Distribution services fee--Class B Shares (Note 5)		477,930
Shareholder services fee--Class A Shares (Note 5)		496,527
Shareholder services fee--Class B Shares (Note 5)		159,310
Share registration costs		56,912
Printing and postage		25,900
Insurance premiums		9,764
Miscellaneous		4,613
TOTAL EXPENSES		2,782,539
Waivers (Note 5):
Waiver of investment adviser fee	$(239,310)
Waiver of administrative personnel and services fee	(10,721)
Waiver of shareholder services fee--Class A Shares	(30,193)
TOTAL WAIVERS		(280,224)
Net expenses			2,502,315
Net investment income			11,644,857
Realized and Unrealized Gain (Loss) on Investments and Futures Contracts:
Net realized gain on investments			466,577
Net realized loss on futures contracts			(229,467)
Net change in unrealized appreciation of investments			2,113,501
Net realized and unrealized gain on investments and futures contracts			2,350,611
Change in net assets resulting from operations			$13,995,468

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended August 31	2005	2004
Increase (Decrease) in Net Assets
Operations:
Net investment income	$11,644,857	$12,190,240
Net realized gain (loss) on investments, futures contracts and swap contracts	237,110	(2,462,047)
Net change in unrealized appreciation/depreciation of investments, futures contracts, and swap contracts	2,113,501	7,154,292
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	13,995,468	16,882,485
Distributions to Shareholders:
Distributions from net investment income
Class A Shares	(9,306,696)	(9,314,438)
Class B Shares	(2,423,083)	(2,613,590)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(11,729,779)	(11,928,028)
Share Transactions:
Proceeds from sale of shares	36,645,054	45,948,540
Net asset value of shares issued to shareholders in payment of distributions declared	6,433,591	6,331,273
Cost of shares redeemed	(42,339,992)	(72,231,286)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	738,653	(19,951,473)
Change in net assets	3,004,342	(14,997,016)
Net Assets:
Beginning of period	265,771,109	280,768,125
End of period (including accumulated net investment income (loss) of $(63,638) and $25,159, respectively)	$268,775,451	$265,771,109

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

August 31, 2005

1. ORGANIZATION

Federated Municipal Securities Income Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust consists of seven portfolios. The financial statements included herein are only those of Federated Pennsylvania Municipal Income Fund (the "Fund"), a non-diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The investment objective of the Fund is to provide current income exempt from federal regular income tax (federal regular income tax does not include the federal alternative minimum tax) and the personal income taxes imposed by the state of Pennsylvania and Pennsylvania municipalities. Interest from the Fund's investments may be subject to the federal alternative minimum tax for individuals and corporations. The Fund offers two classes of shares: Class A Shares and Class B Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles (GAAP) in the United States of America.

Investment Valuation

Municipal bonds are valued by an independent pricing service, taking into consideration yield, liquidity, risk, credit quality, coupon, maturity, type of issue, and any other factors or market data the pricing service deems relevant. The Fund generally values short-term securities according to prices furnished by an independent pricing service, except that short-term securities with remaining maturities of less than 60 days at the time of purchase may be valued at amortized cost. Prices furnished by an independent pricing service are intended to be indicative of the mean between the bid and asked prices currently offered to institutional investors for the securities. Securities for which no quotations are readily available are valued at fair value as determined in accordance with procedures established by and under general supervision of the Board of Trustees (the "Trustees").

Investment Income, Gains and Losses, Expenses, and Distributions

Interest income and expenses are accrued daily. Distributions to shareholders are recorded on the ex-dividend date. Distributions of net investment income are declared daily and paid monthly. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that each class bears certain expenses unique to that class such as distribution and shareholder services fees. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Premium and Discount Amortization

All premiums and discounts on fixed-income securities are amortized/accreted for financial statement purposes.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the "Code") and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Swap Contracts

The Fund may enter into swap contracts. A swap is an exchange of cash payments between the Fund and another party, which is based on a specific financial index. The value of the swap is adjusted daily and the change in value is recorded as unrealized appreciation or depreciation. When a swap contract is closed, the Fund recognizes a realized gain or loss. The swap contracts entered into by the Fund are on a forward settling basis. For the year ended August 31, 2005, the Fund had no realized gains (losses) on swap contracts.

Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of their contract and from unanticipated changes in the value of the financial index on which the swap agreement is based. The Fund uses swaps for hedging purposes to reduce its exposure to interest rate fluctuations.

At August 31, 2005, the Fund had no open swap contracts.

Futures Contracts

The Fund periodically may sell bond interest rate futures contracts to manage duration and to potentially reduce transaction costs. Upon entering into a bond interest rate futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a "variation margin" account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. For the year ended August 31, 2005, the Fund had realized losses on future contracts of $229,467.

At August 31, 2005, the Fund had no open futures contracts.

Restricted Securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in accordance with procedures established by and under general supervision of the Trustees.

Additional information on restricted securities, excluding securities purchased under Rule 144A that have been deemed liquid by the Trustees, held at August 31, 2005, is as follows:

Security	Acquisition Date	Acquisition Cost
Allegheny County, PA IDA, Cargo Facilities Lease Revenue Bonds (Series 1999), 6.00% (AFCO Cargo PIT LLC Project), 9/1/2009	9/23/1999	$ 475,000
Allegheny County, PA IDA, Cargo Facilities Lease Revenue Bonds (Series 1999), 6.625% (AFCO Cargo PIT LLC Project)/(Original Issue Yield: 6.75%), 9/1/2024	9/23/1999	$ 984,950
Puerto Rico Highway and Transportation Authority, Residual Interest Tax-Exempt Securities (Series PA 331B), 7.78959% (AMBAC INS), 1/1/2011	3/3/1998	$1,158,780
Susquehanna, PA Area Regional Airport Authority, Airport Facilities Revenue Bonds (Series 1999), 5.50% (Aero Harrisburg)/(Original Issue Yield: 5.85%), 1/1/2024	4/14/1999	$ 954,500

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis. Realized gains and losses from investment transactions are recorded on an identified cost basis.

3. SHARES OF BENEFICIAL INTEREST

The following tables summarize share activity:

Year Ended August 31	2005		2004
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	2,835,318	$33,382,161	3,429,994	$40,251,587
Shares issued to shareholders in payment of distributions declared	414,717	4,876,635	405,085	4,737,780
Shares redeemed	(2,636,006)	(30,998,108)	(5,042,726)	(59,139,421)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	614,029	$7,260,688	(1,207,647)	$(14,150,054)

Year Ended August 31	2005		2004
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	277,105	$3,262,893	485,452	$5,696,953
Shares issued to shareholders in payment of distributions declared	132,408	1,556,956	136,271	1,593,493
Shares redeemed	(963,817)	(11,341,884)	(1,120,327)	(13,091,865)
NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(554,304)	$(6,522,035)	(498,604)	$(5,801,419)
NET CHANGE RESULTING FROM SHARE TRANSACTIONS	59,725	$738,653	(1,706,251)	$(19,951,473)

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due to differing treatments for discount accretion/premium amortization on debt securities.

For the year ended August 31, 2005, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$(3,875)	$3,875

Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended August 31, 2005 and 2004, was as follows:

	2005	2004
Tax-exempt income	$11,729,779	$11,928,028

As of August 31, 2005, the components of distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income	$921,848
Net unrealized appreciation	$17,773,349
Capital loss carryforward	$8,367,675

The difference between book-basis and tax-basis unrealized appreciation/depreciation is attributable to differing treatments for discount accretion/premium amortization of debt securities.

At August 31, 2005, the cost of investments for federal tax purposes was $249,906,973. The net unrealized appreciation of investments for federal tax purposes was $17,773,349. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $17,994,546 and net unrealized depreciation from investments for those securities having an excess of cost over value of $221,197.

At August 31, 2005, the Fund had a capital loss carryforward of $8,367,675 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2008	$1,170,431
2009	$2,804,527
2010	$2,171,230
2012	$ 236,977
2013	$1,984,510

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 0.40% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended August 31, 2005, the Adviser voluntarily waived $239,310 of its fee.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of all Federated funds as specified below:

Maximum Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended August 31, 2005, the net fee paid to FAS was 0.076% of average daily net assets of the Fund.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class A Shares and Class B Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC:

Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.40%
Class B Shares	0.75%

FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion. Rather than paying financial intermediaries directly, the Fund may pay fees to FSC and FSC will use the fees to compensate financial intermediaries. For the year ended August 31, 2005, FSC did not retain any fees paid by the Fund. Class A Shares did not incur a distribution services fee for the year ended August 31, 2005.

Sales Charges

For the year ended August 31, 2005, FSC retained $54,194 in sales charges from the sale of Class A Shares. FSC also retained $5,228 of contingent deferred sales charges relating to redemptions of Class A Shares. See "What Do Shares Cost?" in the Prospectus.

Shareholder Services Fee

The Fund may pay fees (Services Fees) up to 0.25% of the average daily net assets of the Fund's Class A Shares and Class B Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC), a subsidiary of Federated Investors, Inc., for providing services to shareholders and maintaining shareholder accounts. Under certain agreements, rather than paying financial intermediaries directly, the Fund may pay Service Fees to FSSC and FSSC will use the fees to compensate financial intermediaries. FSSC or these financial intermediaries may voluntarily choose to waive any portion of their fee. This voluntary waiver can be modified or terminated at any time. For the year ended August 31, 2005, FSSC voluntarily waived $30,193 of its fee. For the year ended August 31, 2005, FSSC retained $48,443 of fees paid by the Fund.

Interfund Transactions

During the year ended August 31, 2005, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees, and/or common Officers. These purchase and sale transactions complied with Rule 17a-7 under the Act and amounted to $57,600,000 and $53,600,000, respectively.

General

Certain of the Officers and Trustees of the Fund are Officers and Directors or Trustees of the above companies.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended August 31, 2005, were as follows:

Purchases	$30,147,160
Sales	$32,506,435

7. CONCENTRATION OF CREDIT RISK

Since the Fund invests a substantial portion of its assets in issuers located in one state, it will be more susceptible to factors adversely affecting issuers of that state than would be a comparable tax-exempt mutual fund that invests nationally. In order to reduce the credit risk associated with such factors, at August 31, 2005, 51.4% of the securities in the portfolio of investments is backed by letters of credit or bond insurance of various financial institutions and financial guaranty assurance agencies. The largest percentage of investments insured by or supported (backed) by a letter of credit from any one institution or agency was 10.1% of total investments.

8. LEGAL PROCEEDINGS

Beginning in October 2003, Federated Investors, Inc. and various subsidiaries thereof (including the advisers and distributor for various investment companies, collectively, "Federated"), along with various investment companies sponsored by Federated (Funds) were named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. Federated and various Funds have also been named as defendants in several additional lawsuits, the majority of which are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees. The Board of the Funds has retained the law firm of Dickstein Shapiro Morin & Oshinsky LLP to represent the Funds in these lawsuits. Federated and the Funds, and their respective counsel, are reviewing the allegations and will respond appropriately. Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.

9. FEDERAL TAX INFORMATION (UNAUDITED)

At August 31, 2005, 100.0% of the distributions from net investment income is exempt from federal income tax, other than the federal alternative minimum tax.

The Fund received a copy of a proposed adverse determination letter issued by the Internal Revenue Service to the issuer of the following security. In the event that this determination is not reversed or otherwise resolved by the issuer, the Fund may need to report the income from this security as taxable income.

Security	Market Value
Westmoreland County, PA Municipal Authority, Special Obligation Bonds, 9.125% (Escrowed In U.S. Treasuries COL) 7/1/2010	$187,469

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF FEDERATED MUNICIPAL SECURITIES INCOME TRUST AND SHAREHOLDERS OF FEDERATED PENNSYLVANIA MUNICIPAL INCOME FUND:

We have audited the accompanying statements of assets and liabilities, including the portfolio of investments, of Federated Pennsylvania Municipal Income Fund (the "Fund"), a portfolio of Federated Municipal Securities Income Trust as of August 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2005, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2005, and the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
October 18, 2005

Board of Trustees and Trust Officers

The Board is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Funds. Where required, the tables separately list Board members who are "interested persons" of the Fund ( i.e. , "Interested" Board members) and those who are not ( i.e. , "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA. As of December 31, 2004, the Trust comprised seven portfolios, and the Federated Fund Complex consisted of 44 investment companies (comprising 133 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 CHAIRMAN AND TRUSTEE Began serving: August 1990	Principal Occupations : Chairman and Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.

Previous Positions : Trustee, Federated Investment Management Company and Chairman and Director, Federated Investment Counseling.

J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND TRUSTEE Began serving: August 1990	Principal Occupations : Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Passport Research, Ltd.; Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions : President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Lawrence D. Ellis, M.D.* Birth Date: October 11, 1932 3471 Fifth Avenue Suite 1111 Pittsburgh, PA TRUSTEE Began serving: August 1990	Principal Occupations : Director or Trustee of the Federated Fund Complex; Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center Downtown; Hematologist, Oncologist and Internist, University of Pittsburgh Medical Center.

Other Directorships Held : Member, National Board of Trustees, Leukemia Society of America.

Previous Positions : Trustee, University of Pittsburgh; Director, University of Pittsburgh Medical Center.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to the positions they hold with Federated Investors, Inc. and its subsidiaries. Lawrence D. Ellis, M.D. is "interested" because his son-in-law is employed by the Fund's principal underwriter, Federated Securities Corp.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas G. Bigley Birth Date: February 3, 1934 15 Old Timber Trail Pittsburgh, PA TRUSTEE Began serving: November 1994	Principal Occupation : Director or Trustee of the Federated Fund Complex.

Other Directorships Held : Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position : Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 Investment Properties Corporation 3838 North Tamiami Trail Suite 402 Naples, FL TRUSTEE Began serving: August 1991	Principal Occupations : Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida.

Previous Positions : President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Nicholas P. Constantakis Birth Date: September 3, 1939 175 Woodshire Drive Pittsburgh, PA TRUSTEE Began serving: February 1998	Principal Occupations : Director or Trustee of the Federated Fund Complex.

Other Directorships Held : Director and Member of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position : Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 353 El Brillo Way Palm Beach, FL TRUSTEE Began serving: July 1999	Principal Occupation : Director or Trustee of the Federated Fund Complex.

Other Directorships Held : Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions : Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Peter E. Madden Birth Date: March 16, 1942 One Royal Palm Way 100 Royal Palm Way Palm Beach, FL TRUSTEE Began serving: August 1991	Principal Occupation : Director or Trustee of the Federated Fund Complex.

Other Directorships Held : Board of Overseers, Babson College.

Previous Positions : Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 80 South Road Westhampton Beach, NY TRUSTEE Began serving: January 1999	Principal Occupations : Director or Trustee of the Federated Fund Complex; Management Consultant; Executive Vice President, DVC Group, Inc. (marketing communications and technology) (prior to 9/1/00).

Previous Positions : Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University.

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 Chancellor, Duquesne University Pittsburgh, PA TRUSTEE Began serving: February 1995	Principal Occupations : Director or Trustee of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Partner, Murray, Hogue and Lannis.

Other Directorships Held : Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions : President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

Marjorie P. Smuts Birth Date: June 21, 1935 4905 Bayard Street Pittsburgh, PA TRUSTEE Began serving: August 1990	Principal Occupations : Director or Trustee of the Federated Fund Complex; Public Relations/Marketing Consultant/Conference Coordinator.

Previous Positions : National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

John S. Walsh Birth Date: November 28, 1957 2604 William Drive Valparaiso, IN TRUSTEE Began serving: July 1999	Principal Occupations : Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position : Vice President, Walsh & Kelly, Inc.

OFFICERS

Name Birth Date Positions Held with Trust Date Began Serving	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: August 1990	Principal Occupations : Executive Vice President and Secretary of the Federated Fund Complex; vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions : Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Richard J. Thomas Birth Date: June 17, 1954 TREASURER Began serving: November 1998	Principal Occupations : Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services.

Previous Positions : Vice President, Federated Administrative Services; held various management positions within Funds Financial Services Division of Federated Investors, Inc.

Richard B. Fisher Birth Date: May 17, 1923 VICE CHAIRMAN Began serving: August 2002	Principal Occupations : Vice Chairman or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions : President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc. and Director and Chief Executive Officer, Federated Securities Corp.

Mary Jo Ochson Birth Date: September 12, 1953 CHIEF INVESTMENT OFFICER Began serving: May 2004	Principal Occupations: Mary Jo Ochson has been the Fund's Portfolio Manager since April 1997. Ms. Ochson was named Chief Investment Officer of tax-exempt, fixed-income products in 2004 and is a Vice President of the Trust. She joined Federated in 1982 and has been a Senior Portfolio Manager and a Senior Vice President of the Fund's Adviser since 1996. Ms. Ochson is a Chartered Financial Analyst and received her M.B.A. in Finance from the University of Pittsburgh.

J. Scott Albrecht Birth Date: June 1, 1960 VICE PRESIDENT Began serving: November 1998	J. Scott Albrecht has been the Fund's Portfolio Manager since March 1995. He is Vice President of the Trust. Mr. Albrecht joined Federated in 1989. He has been a Senior Portfolio Manager since 1997 and a Senior Vice President of the Fund's Adviser since 2005. He was a Portfolio Manager from 1994 to 1996. Mr. Albrecht is a Chartered Financial Analyst and received his M.S. in Public Management from Carnegie Mellon University.

Board Review of Advisory Contract

As required by the Act, the Fund's Board has reviewed the Fund's investment advisory contract. The Board's decision to approve the contract reflects the exercise of its business judgment on whether to continue the existing arrangements. During its review of the contract, the Board considers many factors, among the most material of which are: the Fund's investment objectives; the Adviser's management philosophy, personnel, processes, and investment and operating strategies; long-term performance; the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry; the range of comparable fees for similar funds in the mutual fund industry; the range and quality of services provided to the Fund and its shareholders by the Federated organization in addition to investment advisory services; and the Fund's relationship to the Federated family of funds.

In its decision to appoint or renew the Adviser, the Board is mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognizes that most shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and in the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's "selection" or approval of the Adviser must reflect the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund. The Board also considers the compensation and benefits received by the Adviser. This includes fees received for services provided to the Fund by other entities in the Federated organization and research services received by the Adviser from brokers that execute fund trades, as well as advisory fees. In this regard, the Board is aware that various courts have interpreted provisions of the Act and have indicated in their decisions that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the Fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize "economies of scale" as the Fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with the Fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the Adviser's service and fee. The Fund's Board is aware of these factors and is guided by them in its review of the Fund's advisory contract to the extent they are appropriate and relevant, as discussed further below.

The Board considers and weighs these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and is assisted in its deliberations by the advice of independent legal counsel. In this regard, the Board requests and receives substantial and detailed information about the Fund and the Federated organization. Federated provides much of this information at each regular meeting of the Board, and furnishes additional reports in connection with the particular meeting at which the Board's formal review of the advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board's evaluation of an advisory contract is informed by reports covering such matters as: the Adviser's investment philosophy, personnel, and processes; operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or "peer group" funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The evaluation process is evolutionary, reflecting continually developing considerations. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.

With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board focuses on comparisons with other similar mutual funds (rather than non-mutual fund products or services) because, simply put, they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle already chosen by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group may be a useful indicator of how the Adviser is executing on the Fund's investment program, which would in turn assist the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services are such as to warrant continuation of the advisory contract.

The Board also receives financial information about Federated, including reports on the compensation and benefits Federated derives from its relationships with the Federated funds. These reports cover not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The reports also discuss any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades as well as waivers of fees and/or reimbursements of expenses. In order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waive fees and/or reimburse expenses. Although the Board considers the profitability of the Federated organization as a whole, it does not evaluate, on a fund-by-fund basis, Federated's "profitability" and/or "costs" (which would include an assessment as to whether "economies of scale" would be realized if the fund were to grow to some sufficient size). In the Board's view, the cost of performing advisory services on a fund-specific basis is both difficult to estimate satisfactorily and a relatively minor consideration in its overall evaluation. Analyzing isolated funds would require constructed allocations of the costs of shared resources and operations based on artificial assumptions that are inconsistent with the existing relationships within a large and diversified family of funds that receive advisory and other services from the same organization. Although the Board is always eager to discover any genuine "economies of scale," its experience has been that such "economies" are likely to arise only when a fund grows dramatically, and becomes and remains very large in size. Even in these instances, purchase and redemption activity, as well as the presence of expense limitations (if any), may offset any perceived economies. As suggested above, the Board considers the information it receives about the Fund's performance and expenses as compared to an appropriate set of similar competing funds to be more relevant.

The Board bases its decision to approve an advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above are relevant to every Federated fund, nor does the Board consider any one of them to be determinative. With respect to the factors that are relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provide a satisfactory basis to support the decision to continue the existing arrangements.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on "Form N-PX" of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available through Federated's website. Go to FederatedInvestors.com, select "Products," select the "Prospectuses and Regulatory Reports" link, then select the Fund to access the link to Form N-PX. This information is also available from the EDGAR database on the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q." These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the "Products" section of Federated's website at FederatedInvestors.com by clicking on "Portfolio Holdings" and selecting the name of the Fund, or by selecting the name of the Fund and clicking on "Portfolio Holdings." You must register on the website the first time you wish to access this information.

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses, and other information.

Federated
World-Class Investment Manager

Federated Pennsylvania Municipal Income Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 313923708
Cusip 313923807

28995 (10/05)

Federated is a registered mark of Federated Investors, Inc. 2005 (c)Federated Investors, Inc.

Federated
World-Class Investment Manager

Federated Vermont Municipal Income Fund

A Portfolio of Federated Municipal Securities Income Trust

ANNUAL SHAREHOLDER REPORT

August 31, 2005

Class A Shares

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLES
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BOARD OF TRUSTEES AND TRUST OFFICERS
BOARD REVIEW OF ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Not FDIC Insured * May Lose Value * No Bank Guarantee

Federated Investors 50 Years of Growth & Innovation

Financial Highlights

(For a Share Outstanding Throughout Each Period)

Year Ended August 31	2005	2004 [1]	2003 [1]	2002 [1]	2001	[1,2]
Net Asset Value, Beginning of Period	$10.15	$10.10	$10.27	$10.22	$10.00
Income From Investment Operations:
Net investment income	0.33	0.32	0.34	0.38	0.37
Net realized and unrealized gain (loss) on investments	(0.10)	0.06	(0.17)	0.05	0.22
TOTAL FROM INVESTMENT OPERATIONS	0.23	0.38	0.17	0.43	0.59
Less Distributions:
Distribution from net investment income	(0.33)	(0.32)	(0.34)	(0.38)	(0.37)
Distributions from net realized gain on investments	(0.04)	(0.01)	--	--	--
TOTAL DISTRIBUTIONS	(0.37)	(0.33)	(0.34)	(0.38)	(0.37)
Net Asset Value, End of Period	$10.01	$10.15	$10.10	$10.27	$10.22
Total Return [3]	2.26%	3.75%	1.74%	4.33%	6.00%

Ratios to Average Net Assets:
Net expenses	0.80%	0.78%	0.84%	0.81%	0.91	% [4]
Net investment income	3.26%	3.14%	3.30%	3.75%	3.96	% [4]
Expense waiver/reimbursement [5]	0.58%	0.43%	0.26%	0.30%	0.46	% [4]
Supplemental Data:
Net assets, end of period (000 omitted)	$57,272	$71,015	$80,497	$82,132	$86,924
Portfolio turnover	33%	25%	20%	7%	11%

1 Note that the Fund is the successor to the Banknorth Vermont Municipal Bond Fund (Former Fund). The Former Fund was reorganized into the Fund on August 27, 2004. The Fund had no investment operations prior to the date of the reorganization. The Former Fund was established on October 2, 2000. The Former Fund was the successor to a portfolio of assets of CF Vermont Tax Exempt Fund (Common Trust Fund), a common trust fund managed by the Former Fund's investment adviser, Banknorth Investment Advisors. The Common Trust Fund's portfolio of assets was transferred to the Former Fund on October 2, 2000 in exchange for the Former Fund's shares. Please see the Fund's prospectus, statement of additional information and annual report for further information regarding the reorganization, Former Fund and Common Trust Fund.

2 Reflects operations for the period from October 2, 2000 (date of initial public investment) to August 31, 2001.

3 Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

4 Computed on an annualized basis.

5 This voluntary expense decrease is reflected in both the net expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees; to the extent applicable, distribution (12b-1) fees and/or shareholder services fees; and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2005 to August 31, 2005.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sale charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value 3/1/2005	Ending Account Value 8/31/2005	Expenses Paid During Period [1]
Actual	$1,000	$1,016.90	$4.07
Hypothetical (assuming a 5% return before expenses)	$1,000	$1,021.17	$4.08

1 Expenses are equal to the Fund's annualized expense ratio of 0.80%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Management's Discussion of Fund Performance

The fund's total return, based on net asset value, for the 12-month reporting period was 2.26% for Class A Shares. The total return of the Lehman Brothers Municipal Bond Index (LBMB), 1 the fund's benchmark index, was 5.31% for the 12-month reporting period. The fund's total return reflected actual cash flows, transaction costs, and other expenses which were not reflected in the total return of the LBMB.

The fund's investment strategy focused on: (a) the effective duration of the portfolio (which indicates the portfolio's sensitivity to changes in interest rates); (b) the selection of securities with different maturities (expressed by a yield curve showing the relative yield of similar securities with different maturities); (c) the allocation of the portfolio among securities of similar issuers (referred to as sectors); and (d) the credit quality of portfolio securities. 2 These were the most significant factors affecting the fund's performance relative to the LBMB.

The following discussion will focus on the performance of the fund's Class A Shares. The 2.26% total return of the Class A Shares for the reporting period consisted of 3.64% of tax-exempt dividends and 1.38% of price depreciation. 3

MARKET OVERVIEW

The reporting period was characterized by a flattening yield curve, tightening credit spreads and a large supply of new tax-exempt municipal bonds.

During the reporting period, the Federal Reserve Board (the "Fed") continued tightening interest rates, raising the Federal Funds Target Rate from 1.50% in August 2004 to 3.50% in August 2005. Consequently, interest rates throughout the short end of the yield curve rose as well. According to Municipal Market Data (MMD), yields on AAA-rated general obligation tax-exempt municipal bonds rose by 133 basis points for 1 year-maturity bonds, and tapered to a 4 basis point increase for 9-year maturity bonds.

1 The LBMB is the broad-based securities market index for the fund. The LBMB is a broad market performance benchmark for the tax-exempt bond market. To be included in the LBMB, bonds must have a minimum credit rating of Baa, have an outstanding par value of at least $3 million and be issued as part of a transaction of at least $50 million. The LBMB includes both zero coupon bonds and bonds subject to the federal alternative minimum tax. Indexes are unmanaged, and it is not possible to invest directly in an index.

2 Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause a decline in their prices.

3 Income may be subject to the federal alternative minimum tax.

During the reporting period, long-term interest rates fell by as much as 53 basis points according to MMD. A variety of factors appeared to come together to cause long-term interest rates to fall in the face of Fed's tightening of interest rates. High oil prices and signs of a slowing economy appeared to dampen inflation fears. At the same time, continued international turmoil and excess foreign capital kept the demand high for U.S. Treasury securities. The net effect was that the yield spread between 1- and 30-year AAA-rated general obligation tax-exempt bonds fell from 322 basis points to 141 basis points, and the tax-exempt municipal yield curve flattened, during the reporting period (that is, while securities provided higher incremental income or yield as maturities became longer, the amount of the increase in incremental income was less or flattened).

Credit spreads (the yield difference between AAA-rated tax-exempt municipal bonds and bonds of lower-credit quality and similar maturity) tightened significantly during the reporting period. According to Lehman Brothers, Inc., the credit spread between their high-yield municipal index, the Lehman Brothers Non-Investment Grade Municipal Bond Index, 4 and the LBMB tightened from 313 basis points to 222 basis points. 5

The 12-month reporting period also saw a large supply of new tax-exempt municipal bonds. During calendar year 2004, issuance of new tax-exempt municipal bonds was the second-highest ever. This followed the record new issuance of tax-exempt municipal bonds in 2003. Issuance from January 1, 2005 through July 31, 2005 appeared to keep pace with the previous two calendar years.

During the reporting period, according to MMD, credit spreads on Vermont tax-exempt bonds widened during the reporting period by 2 to 4 basis points versus their national counterparts. Supply of new Vermont tax-exempt bonds fell substantially during the first eight months of 2005 compared to the same period in 2004.

4 The Lehman Brothers Non-Investment Grade Municipal Bond Index (LBNIGMBI) is a broad market performance benchmark for the high yield tax-exempt bond market. To be included in the LBNIGMBI, bonds must be non-rated or be rated Ba1 or below, have been issued as part of a transaction of at least $20 million, have an outstanding part value of at least $3 million, and have a remaining maturity of at least 1 year.

5 Investment-grade securities are securities that are rated at least "BBB" or unrated securities of a comparable quality. Non-investment grade (or high yield) securities are securities that are not rated at least "BBB" or unrated securities of a comparable quality. Credit ratings are an indication of the risk that a security will default. They do not protect a security from credit risk. Lower-rated bonds typically offer higher yields to help compensate investors for the increased risk associated with them. Among these risks are lower creditworthiness, greater price volatility, more risk to principal and income than with higher-rated securities and increased possibilities of default.

DURATION 6 AND YIELD CURVE/MATURITY

As determined at the end of the reporting period, the fund's dollar-weighted average duration was 4.8 years. Duration management is a significant component of the fund's investment strategy. The fund's duration was maintained short of the duration of the LBMB during the reporting period. The fund's duration negatively impacted the fund's performance relative to the LBMB. The fund's use of Treasury futures contacts to adjust portfolio duration also negatively impacted the fund's performance. These negative impacts on the fund's performance resulted from the rally in longer-maturity bonds, which generally performed better than shorter-maturity bonds during the reporting period.

SECTOR

During the reporting period, the fund's best performing sectors were lease revenue, special tax, and insured bonds. The lease revenue and special tax bond sectors benefited from tightening credit spreads, while insured bonds tended to have longer maturities, and, hence, benefited from falling long term interest rates. Lagging sectors for the fund included education, general obligation and refunded bonds, which were higher-quality sectors which did not benefit from the tightening of credit spreads. Due to the fund's overweight position in the better performing sectors, sector allocation positively impacted the fund's performance relative to the LBMB.

CREDIT QUALITY

The fund maintained a high-quality portfolio, with over 90% of the portfolio rated in one of the three highest rating categories (AAA, AA, and A) as of the end of the reporting period. Given the tightening of credit spreads in lower-quality, tax-exempt bonds, the fund's positioning had a negative impact on the fund's performance relative to the LBMB because higher-quality, tax-exempt bonds did not perform as well as lower-quality, tax-exempt bonds during the reporting period.

6 Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities with shorter durations.

GROWTH OF A $10,000 INVESTMENT 1

The graph below illustrates the hypothetical investment of $10,000 2 in Federated Vermont Municipal Income Fund (the "Fund") from August 31, 1995 to August 31, 2005, compared to the Lehman Brothers Municipal Bond Index (LBMB). 3

Average Annual Total Return [4] for the Period Ended 8/31/2005
1 Year	(2.36)%
5 Years	2.46%
10 Years	3.15%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum sales charge of 4.50% ..

1 Federated Vermont Municipal Income Fund is the successor to Banknorth Vermont Municipal Income Fund (Former Fund). The Former Fund was established on October 2, 2000, and was reorganized into the Fund on August 27, 2004. The Former Fund was the successor to a portfolio of assets of CF Vermont Tax Exempt Fund (Common Trust Fund), a common trust fund managed by the Former adviser, Banknorth Investment Advisers, which was transferred to the Fund on October 2, 2000 in exchange for Fund shares. The quoted returns are the returns of the Former Fund for periods before October 2, 2000, adjusted to reflect the Fund's expenses. The Common Trust Fund was not registered under the Investment Company Act of 1940 ("1940 Act") and therefore was not subject to certain investment restrictions that are imposed by the 1940 Act. If the Common Trust Fund had been registered under the 1940 Act, performance may have been adversely affected.

2 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 3.75% ($10,000 investment minus $375 sales charge = $9,625) which was effective on October 2, 2000. From December 1, 2003 through August 26, 2004, the Fund imposed no sales charge. Effective August 27, 2004 the maximum sales charge has been increased to 4.50%. The Fund's performance assumes the reinvestment of all dividends and distributions. The LBMB has been adjusted to reflect reinvestment of dividends on securities in the index. Indexes are unmanaged and, unlike the Fund, are not affected by cash flows. It is not possible to invest directly in an index.

3 The LBMB is an unmanaged index of municipal bonds with a minimum credit rating of at least Baa, which have been issued as part of a deal of at least $50 million, and have an amount outstanding of at least $3 million. The index includes both zero coupon bonds and bonds subject to the federal alternative minimum tax. It is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance.

4 Total return quoted reflects all applicable sales charges.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance, visit FederatedInvestors.com or call 1-800-341-7400.

Portfolio of Investments Summary Tables

At August 31, 2005, the Fund's credit-quality ratings composition 1 was as follows:

S&P Long-Term Ratings as Percentage of Total Investments [2]		Moody's Long-Term Ratings as Percentage of Total Investments [2]
AAA	39.7%	Aaa	53.9%
AA	22.7%	Aa	27.7%
A	2.6%	A	9.1%
BBB	1.2%	Baa	0.0%
Not Rated by S&P	33.8%	Not Rated by Moody's	9.3%
TOTAL	100.0%	TOTAL	100.0%

1 These tables depict the long-term, credit-quality ratings assigned to the Fund's portfolio holdings by Standard & Poor's (S&P) and Moody's Investors Service (Moody's), each of which is a nationally recognized statistical rating organization (NRSRO). These credit-quality ratings are shown without regard to gradations within a given rating category. For example, securities rated "A-" have been included in the "A" rated category. Rated securities that have been prerefunded, but not rated again by the NRSRO, have been included in the "Not rated by..." category.

Rated securities include a security with an obligor and/or credit enhancer that has received a rating from an NRSRO with respect to a class of debt obligations that is comparable in priority and security with the security held by the Fund. Credit-quality ratings are an assessment of the risk that a security will default in payment and do not address other risks presented by the security. Please see the descriptions of credit-quality ratings in the Fund's Statement of Additional Information.

Holdings that are rated only by a different NRSRO than the one identified have been included in the "Not rated by..." category. Of the Portfolio's total investments, 7.4% do not have long-term ratings by either of these NRSROs.

2 Percentages are based on total investments, which may differ from the Fund's total net assets used in computing the percentages in the Portfolio of Investments which follows.

Portfolio of Investments

August 31, 2005

Principal Amount			Credit Rating	[1]	Value
		MUNICIPAL BONDS--98.6%
		Guam--1.6%
$835,000		Guam Airport Authority, General Revenue Bonds (Series 2003B), 5.25% (MBIA Insurance Corp. INS), 10/1/2015	AAA/Aaa		$933,346
		Puerto Rico--11.2%
2,000,000		Commonwealth of Puerto Rico, UT GO Bonds, 5.50% (MBIA Insurance Corp. INS), 7/1/2009	AAA/Aaa		2,177,800
900,000		Puerto Rico Electric Power Authority, Refunding Revenue Bonds (Series 2004PP), 5.00% (FGIC INS), 7/1/2024	AAA/Aaa		974,385
2,000,000		Puerto Rico HFA, Capital Fund Program Revenue Bonds, 5.00%, 12/1/2016	AA/Aa3		2,167,760
1,000,000		Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Revenue Bonds, 5.00% (Inter American University of Puerto Rico)/(MBIA Insurance Corp. INS), 10/1/2017	AAA/Aaa		1,102,320
		TOTAL			6,422,265
		Vermont--83.6%
565,000		Burlington, VT Airport, Revenue Bonds, (Series A), 3.625% (MBIA Insurance Corp. INS)/(Original Issue Yield: 3.76%), 7/1/2017	NR/Aaa		548,276
1,250,000		Burlington, VT Airport, Revenue Bonds, (Series A), 5.00% (MBIA Insurance Corp. INS), 7/1/2023	NR/Aaa		1,355,062
490,000		Burlington, VT Electric Authority, Revenue Bonds, (Series A), 4.00% (FSA INS), 7/1/2015	NR/Aaa		500,045
510,000		Burlington, VT Electric Authority, Revenue Bonds, (Series A), 4.00% (FSA INS), 7/1/2016	NR/Aaa		518,145
300,000		Burlington, VT Waterworks System, Revenue Refunding Bonds, (Series A), 4.65% (FGIC INS)/(Original Issue Yield: 4.70%), 7/1/2006	AAA/Aaa		304,518
150,000		Burlington, VT Waterworks System, Revenue Refunding Bonds, (Series A), 4.75% (FGIC INS)/(Original Issue Yield: 4.80%), 7/1/2007	AAA/Aaa		154,900
300,000		Burlington, VT Waterworks System, Revenue Refunding Bonds, (Series A), 4.80% (FGIC INS)/(Original Issue Yield: 4.85%), 7/1/2008	AAA/Aaa		309,525
495,000		Burlington, VT, Certificates of Participation (Series 2005), 4.25% (Original Issue Yield: 4.32%), 5/1/2020	NR/A2		498,688
515,000		Burlington, VT, Certificates of Participation (Series 2005), 4.25% (Original Issue Yield: 4.37%), 5/1/2021	NR/A2		516,396
800,000		Burlington, VT, (Series A), 5.10%, 12/1/2005	NR/Aa3		804,656
Principal Amount			Credit Rating	[1]	Value
		MUNICIPAL BONDS--continued
		Vermont--continued
$210,000		Burlington, VT, UT GO Bond, (Series A), 4.00% (Original Issue Yield: 4.13%), 11/1/2017	NR/Aa3		$213,331
785,000		Burlington, VT, UT GO Bonds, 5.20%, 12/1/2006	NR/Aa3		789,522
185,000		Burlington, VT, UT GO Bonds, (Series A), 3.75% (Original Issue Yield: 3.83%), 11/1/2014	NR/Aa3		188,162
190,000		Burlington, VT, UT GO Bonds, (Series A), 3.75% (Original Issue Yield: 3.93%), 11/1/2015	NR/Aa3		192,284
200,000		Burlington, VT, UT GO Bonds, (Series A), 4.00% (Original Issue Yield: 4.03%), 11/1/2016	NR/Aa3		203,928
220,000		Burlington, VT, UT GO Bonds, (Series A), 4.00% (Original Issue Yield: 4.22%), 11/1/2018	NR/Aa3		222,521
155,000		Burlington, VT, UT GO Public Improvement Bonds, (Series A), 3.50%, 11/1/2010	NR/Aa3		157,526
125,000		Burlington, VT, UT GO Public Improvement Bonds, (Series A), 3.60% (Original Issue Yield: 3.72%), 11/1/2013	NR/Aa3		126,455
110,000		Chittenden, VT Solid Waste District, UT GO Bonds, (Series A), 2.50% (AMBAC INS), 1/1/2007	AAA/Aaa		109,376
100,000		Chittenden, VT Solid Waste District, UT GO Refunding Bonds, (Series A), 3.30% (AMBAC INS)/(Original Issue Yield: 3.32%), 1/1/2010	AAA/Aaa		100,904
310,000		Chittenden, VT Solid Waste District, UT GO Refunding Bonds, (Series A), 3.40% (AMBAC INS)/(Original Issue Yield: 3.52%), 1/1/2011	AAA/Aaa		312,933
205,000		Chittenden, VT Solid Waste District, UT GO Refunding Bonds, (Series A), 3.50% (AMBAC INS)/(Original Issue Yield: 3.62%), 1/1/2012	AAA/Aaa		207,495
90,000		Fair Haven, VT Union High School District, UT GO Bonds, 5.00% (AMBAC INS)/(Original Issue Yield: 5.05%), 12/1/2005	AAA/Aaa		90,497
90,000		Fair Haven, VT Union High School District, UT GO Bonds, 5.05% (AMBAC INS)/(Original Issue Yield: 5.15%), 12/1/2006	AAA/Aaa		90,481
25,000		Norwich, VT School District, UT GO Bonds, 4.50% (AMBAC INS), 7/15/2009	AAA/Aaa		26,287
500,000		St. Johnsbury, VT School District, UT GO Bonds, 4.50% (AMBAC INS), 9/1/2005	NR/Aaa		500,000
520,000		St. Johnsbury, VT School District, UT GO Bonds, 4.55% (AMBAC INS), 9/1/2006	NR/Aaa		528,819
515,000		St. Johnsbury, VT School District, UT GO Bonds, 4.65% (AMBAC INS), 9/1/2007	NR/Aaa		532,206
Principal Amount			Credit Rating	[1]	Value
		MUNICIPAL BONDS--continued
		Vermont--continued
$520,000		St. Johnsbury, VT School District, UT GO Bonds, 4.80% (AMBAC INS), 9/1/2008	NR/Aaa		$546,634
340,000		Swanton Village, VT Electric System, Revenue Refunding Bonds, 5.75% (MBIA Insurance Corp. INS)/(Original Issue Yield: 5.85%), 12/1/2019	AAA/Aaa		367,135
500,000		University of Vermont & State Agricultural College, Revenue Bonds, 4.20% (AMBAC INS)/(Original Issue Yield: 4.25%), 10/1/2012	AAA/Aaa		526,270
250,000		University of Vermont & State Agricultural College, Revenue Bonds, 5.25% (AMBAC INS), 10/1/2021	AAA/Aaa		274,107
1,150,000		University of Vermont & State Agricultural College, Revenue Bonds, 5.25% (AMBAC INS), 10/1/2023	AAA/Aaa		1,260,894
500,000		University of Vermont & State Agricultural College, Revenue Bonds, 5.50% (AMBAC INS), 10/1/2018	AAA/Aaa		561,740
2,500,000		Vermont Educational and Health Buildings Financing Agency, Refunding Revenue Bonds (Series 2004A), 5.00% (Fletcher Allen Health Care)/(FGIC INS), 12/1/2023	AAA/Aaa		2,708,650
3,000		Vermont Educational and Health Buildings Financing Agency, Revenue Bond, 1.96% TOBs (Middlebury College), Optional Tender 11/1/2005	AA/NR		2,993
1,100,000		Vermont Educational and Health Buildings Financing Agency, Revenue Bonds (Series 2002A), 5.00% (Middlebury College)/(Original Issue Yield: 5.20%), 11/1/2032	AA/Aa3		1,159,136
225,000		Vermont Educational and Health Buildings Financing Agency, Revenue Bonds (Series 2004A), 4.25% (Landmark College, Inc.)/(Radian Asset Assurance INS)/(Original Issue Yield: 4.32%), 7/1/2015	AA/Aa3		230,488
50,000		Vermont Educational and Health Buildings Financing Agency, Revenue Bonds, 3.25% (St. Michael's College)/(Original Issue Yield: 3.33%), 10/1/2009	A-/A3		49,848
100,000		Vermont Educational and Health Buildings Financing Agency, Revenue Bonds, 3.60% (St. Michael's College)/(Original Issue Yield: 3.68%), 10/1/2010	A-/A3		100,855
140,000		Vermont Educational and Health Buildings Financing Agency, Revenue Bonds, 3.875% (St. Michael's College)/(Original Issue Yield: 3.93%), 10/1/2011	A-/A3		142,813
195,000		Vermont Educational and Health Buildings Financing Agency, Revenue Bonds, 4.00% (St. Michael's College)/(Original Issue Yield: 4.10%), 10/1/2012	A-/A3		199,834
125,000		Vermont Educational and Health Buildings Financing Agency, Revenue Bonds, 4.125% (St. Michael's College)/(Original Issue Yield: 4.23%), 10/1/2013	A-/A3		128,635
385,000		Vermont Educational and Health Buildings Financing Agency, Revenue Bonds, 4.25% (St. Michael's College)/(Original Issue Yield: 4.35%), 10/1/2014	A-/A3		397,763
Principal Amount			Credit Rating	[1]	Value
		MUNICIPAL BONDS--continued
		Vermont--continued
$370,000		Vermont Educational and Health Buildings Financing Agency, Revenue Bonds, 4.375% (St. Michael's College)/(Original Issue Yield: 4.45%), 10/1/2015	A-/A3		$381,814
770,000		Vermont Educational and Health Buildings Financing Agency, Revenue Bonds, 5.30% (Middlebury College)/(Original Issue Yield: 5.45%), 11/1/2008	AA/Aa3		805,158
190,000		Vermont Educational and Health Buildings Financing Agency, Revenue Bonds, 5.375% (Middlebury College)/(Original Issue Yield: 5.93%), 11/1/2026	AA/Aa3		198,210
400,000		Vermont Educational and Health Buildings Financing Agency, Revenue Bonds, (Series A), 4.00% (Middlebury College)/(Original Issue Yield: 4.13%), 11/1/2013	AA/Aa3		415,524
65,000		Vermont Educational and Health Buildings Financing Agency, Revenue Bonds, (Series A), 5.30% (Fletcher Allen Health Care)/(AMBAC INS)/(Original Issue Yield: 5.32%), 12/1/2008	AAA/Aaa		69,122
55,000		Vermont Educational and Health Buildings Financing Agency, Revenue Bonds, (Series A), 5.30% (Fletcher Allen Health Care)/(AMBAC INS)/(Original Issue Yield: 5.38%), 12/1/2009	AAA/Aaa		59,242
4,380,000	[2]	Vermont Educational and Health Buildings Financing Agency, Revenue Bonds, (Series1999 A), 3.57% (Marlboro College), 4/1/2019	NR		4,149,130
60,000		Vermont Educational and Health Buildings Financing Agency, Revenue Refunding Bonds, 4.40% (Central Vermont Hospital & Nursing Home)/(AMBAC INS)/(Original Issue Yield: 4.55%), 11/15/2005	AAA/Aaa		60,188
605,000		Vermont Educational and Health Buildings Financing Agency, Revenue Refunding Bonds, (Series 1996), 4.50% (Central Vermont Hospital & Nursing Home)/(AMBAC INS)/(Original Issue Yield: 4.65%), 11/15/2006	AAA/Aaa		615,896
200,000		Vermont Educational and Health Buildings Financing Agency, Revenue Refunding Bonds, (Series 1996), 4.625% (Central Vermont Hospital & Nursing Home)/(AMBAC INS)/(Original Issue Yield: 4.75%), 11/15/2007	AAA/Aaa		206,554
85,000		Vermont HFA, Revenue Bonds, (Series 11A), 4.70% (Vermont HFA SFM)/(FSA INS), 11/1/2005	AAA/Aaa		85,165
115,000		Vermont HFA, Revenue Bonds, (Series 11A), 4.85% (Vermont HFA SFM)/(FSA INS), 11/1/2006	AAA/Aaa		115,176
80,000		Vermont HFA, Revenue Bonds, (Series 11A), 4.95% (Vermont HFA SFM)/(FSA INS), 11/1/2007	AAA/Aaa		80,150
115,000		Vermont HFA, Revenue Bonds, (Series 11A), 5.05% (Vermont HFA SFM)/(FSA INS), 11/1/2008	AAA/Aaa		115,266
140,000		Vermont HFA, Revenue Bonds, (Series 11A), 5.15% (Vermont HFA SFM)/(FSA INS), 11/1/2009	AAA/Aaa		140,354
Principal Amount			Credit Rating	[1]	Value
		MUNICIPAL BONDS--continued
		Vermont--continued
$90,000		Vermont HFA, Revenue Bonds, (Series 12B), 5.50% (Vermont HFA SFM)/(FSA INS), 11/1/2008	AAA/Aaa		$90,251
115,000		Vermont HFA, Revenue Bonds, (Series 12B), 5.60% (Vermont HFA SFM)/(FSA INS), 11/1/2009	AAA/Aaa		115,362
55,000		Vermont HFA, Revenue Bonds, (Series 5), 6.875% (Vermont HFA SFM), 11/1/2016	A+/Aa3		55,470
110,000		Vermont HFA, Revenue Bonds, (Series 9), 4.55% (Vermont HFA SFM)/(MBIA Insurance Corp. INS), 5/1/2008	AAA/Aaa		113,243
5,000		Vermont HFA, Revenue Bonds, (Series 9), 5.10% (Vermont HFA SFM)/(MBIA Insurance Corp. INS), 5/1/2006	AAA/Aaa		5,046
205,000		Vermont HFA, Revenue Bonds, (Series A), 4.45% (Vermont HFA MFH)/(HUD Section 8 INS), 2/15/2008	AA-/NR		209,135
130,000		Vermont HFA, Revenue Bonds, (Series A), 4.55% (Vermont HFA MFH)/(HUD Section 8 INS), 2/15/2009	AA-/NR		132,903
1,000,000		Vermont HFA, SFH Bonds (Series 22), 4.70% (Vermont HFA SFM)/(FSA INS), 11/1/2035	AAA/Aaa		1,005,200
1,000,000		Vermont Municipal Bond Bank, Revenue Bonds, (Series 1), 4.40% (FSA INS)/(Original Issue Yield: 4.45%), 12/1/2007	AAA/Aaa		1,031,920
1,500,000		Vermont Municipal Bond Bank, Revenue Bonds, (Series 1), 4.30% (FSA INS)/(Original Issue Yield: 4.40%), 12/1/2006	AAA/Aaa		1,526,610
860,000		Vermont Municipal Bond Bank, Revenue Bonds, (Series 1), 4.60% (MBIA Insurance Corp. INS)/(Original Issue Yield: 4.65%), 12/1/2007	NR/Aaa		891,166
100,000	[3]	Vermont Municipal Bond Bank, Revenue Bonds, (Series 1), 4.80% (MBIA Insurance Corp. INS)/(Original Issue Yield: 4.95%), 12/1/2008	AAA/Aaa		105,175
1,000,000		Vermont Municipal Bond Bank, Revenue Bonds, (Series 2), 5.00% (MBIA Insurance Corp. INS), 12/1/2017	NR/Aaa		1,099,110
1,000,000		Vermont Municipal Bond Bank, Revenue Bonds, (Series 2), 5.00% (MBIA Insurance Corp. INS), 12/1/2018	NR/Aaa		1,098,360
250,000		Vermont Municipal Bond Bank, Revenue Bonds, (Series I), 3.80% (Original Issue Yield: 3.86%), 12/1/2011	NR/Aa3		256,855
250,000		Vermont Municipal Bond Bank, Revenue Bonds, (Series I), 3.90% (AMBAC INS)/(Original Issue Yield: 3.96%), 12/1/2012	AAA/Aaa		258,288
250,000		Vermont Municipal Bond Bank, Revenue Bonds, (Series I), 4.00% (AMBAC INS)/(Original Issue Yield: 4.07%), 12/1/2013	AAA/Aaa		257,125
340,000		Vermont Municipal Bond Bank, Revenue Bonds, (Series A), 4.80% (MBIA Insurance Corp. INS)/(Original Issue Yield: 4.85%), 12/1/2009	NR/Aaa		362,528
165,000		Vermont Municipal Bond Bank, Revenue Refunding Bonds, (Series 2), 4.30% (FSA INS)/(Original Issue Yield: 4.40%), 12/1/2006	AAA/Aaa		167,927
Principal Amount			Credit Rating	[1]	Value
		MUNICIPAL BONDS--continued
		Vermont--continued
$665,000		Vermont Municipal Bond Bank, Revenue Refunding Bonds, (Series 2), 4.40% (FSA INS)/(Original Issue Yield: 4.45%), 12/1/2007	AAA/Aaa		$686,227
500,000		Vermont Municipal Bond Bank, Revenue Refunding Bonds, (Series 2), 5.20% (United States Treasury PRF 12/1/2005 @102)/(Original Issue Yield: 5.30%), 12/1/2007	AAA/Aaa		512,975
840,000		Vermont Public Power Supply Authority, Revenue Refunding Bonds, (Series E), 5.00% (MBIA Insurance Corp. INS), 7/1/2011	AAA/Aaa		916,801
500,000		Vermont Public Power Supply Authority, Revenue Refunding Bonds, (Series E), 5.25% (MBIA Insurance Corp. INS), 7/1/2015	AAA/Aaa		567,120
945,000		Vermont State Student Assistance Corp., Revenue Bonds, 5.00% (Original Issue Yield: 5.08%), 3/1/2034	NR/A2		986,901
1,665,000		Vermont State Student Assistance Corp., Revenue Bonds, 5.00% (Original Issue Yield: 5.03%), 3/1/2026	NR/A2		1,749,932
500,000		Vermont State, Refunding UT GO Bonds (Series 2004A), 5.00%, 2/1/2015	AA+/Aa1		553,565
500,000		Vermont State, UT GO Bonds (Series 2005B), 5.00%, 3/1/2020	AA+/Aa1		549,775
2,050,000		Vermont State, UT GO Bonds, 4.00%, 3/1/2022	AA+/Aa1		2,052,419
500,000		Vermont State, UT GO Bonds, (Series A), 4.40% (Original Issue Yield: 4.45%), 1/15/2007	AA+/Aa1		510,355
250,000		Vermont State, UT GO Bonds, (Series A), 4.75% (Original Issue Yield: 4.87%), 8/1/2020	AA+/Aa1		261,730
1,600,000		Vermont State, UT GO Bonds, (Series A), 5.00% (United States Treasury PRF 1/15/2006 @102)/(Original Issue Yield: 4.95%), 1/15/2008	AA+/Aa1		1,645,024
1,300,000		Vermont State, UT GO Bonds, (Series A), 5.00% (United States Treasury PRF 1/15/2006 @102)/(Original Issue Yield: 5.10%), 1/15/2010	AA+/Aa1		1,336,582
500,000		Vermont State, UT GO Bonds, (Series C), 4.60% (Original Issue Yield: 4.75%), 1/15/2013	AA+/Aa1		529,355
		TOTAL			47,898,117
		Virgin Islands--2.2%
500,000		Virgin Islands Public Finance Authority, Gross Receipt Tax Revenue Bonds, 5.00% (Virgin Islands Territory)/(FSA INS), 10/1/2014	AAA/Aaa		558,945
510,000		Virgin Islands Public Finance Authority, Senior Lien Revenue Bonds (Series 2004A), 5.25% (Virgin Islands Matching Fund), 10/1/2017	BBB/NR		558,338
100,000		Virgin Islands Public Finance Authority, Senior Lien Revenue Bonds (Series 2004A), 5.25% (Virgin Islands Matching Fund), 10/1/2024	BBB/NR		107,662
		TOTAL			1,224,945
		TOTAL MUNICIPAL BONDS (IDENTIFIED COST $55,291,034)			56,478,673
Principal Amount			Credit Rating	[1]	Value
		SHORT-TERM MUNICIPALS--0.5%
		Puerto Rico--0.5%
$300,000		Puerto Rico Government Development Bank (GDB) Weekly VRDNs (MBIA Insurance Corp. INS)/(Credit Suisse, Zurich LIQ) (AT AMORTIZED COST)	A-1/VMIG1		$300,000
		TOTAL MUNICIPAL INVESTMENTS--99.1% (IDENTIFIED COST $55,591,034) [4]			56,778,673
		TOTAL ASSETS AND LIABILITIES - NET--0.9%			493,306
		TOTAL NET ASSETS--100%			$57,271,979

Securities that are subject to the federal alternative minimum tax (AMT) represent 4.0% of the Fund's portfolio as calculated based upon total portfolio market value. (Percentage is unaudited.)

1 Current credit ratings are unaudited.

2 Denotes a restricted security, including securities purchased under Rule 144A of the Securities Act of 1933. This security, which has been deemed liquid by criteria approved by the Fund's Board of Trustees (the "Trustees"), unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. At August 31, 2005, these securities amounted to $4,149,130 which represents 7.2% of total net assets.

3 Pledged as collateral to ensure the Fund is able to satisfy the obligations of its outstanding short futures contracts.

4 At August 31, 2005, the cost of investments for federal tax purposes was $55,591,034.

Note: The categories of investments are shown as a percentage of total net assets at August 31, 2005.

The following acronyms are used throughout this portfolio:

AMBAC	--American Municipal Bond Assurance Corporation
FGIC	--Financial Guaranty Insurance Company
FSA	-- Financial Security Assurance
GO	--General Obligation
HFA	--Housing Finance Authority
HUD	--Housing and Urban Development
INS	--Insured
LIQ	--Liquidity Agreement
MFH	--Multi Family Housing
PRF	--Prerefunded
SFH	--Single Family Housing
SFM	--Single Family Mortgage
TOBs	--Tender Option Bonds
UT	--Unlimited Tax
VRDNs	--Variable Rate Demand Notes

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

August 31, 2005

Assets:
Total investments in securities, at value (identified cost $55,591,034)		$56,778,673
Cash		74,456
Income receivable		675,110
TOTAL ASSETS		57,528,239
Liabilities:
Payable for shares redeemed	$38,281
Income distribution payable	162,488
Payable for daily variation margin	17,500
Payable for share registration fee	2,216
Payable for transfer and dividend and disbursing agent fees and expenses	8,783
Payable for Directors'/Trustees' fee	1,135
Payable for shareholder services fee (Note 5)	12,237
Payable for legal fees	2,601
Payable for registration and filing fees	2,541
Accrued expenses	8,478
TOTAL LIABILITIES		256,260
Net assets for 5,720,990 shares outstanding		$57,271,979
Net Assets Consist of:
Paid-in capital		$56,190,323
Net unrealized appreciation of investments and futures contracts		1,153,046
Accumulated net realized loss on investments and futures contracts		(70,965)
Accumulated net investment income (loss)		(425)
TOTAL NET ASSETS		$57,271,979
Net Asset Value, Offering Price and Redemption Proceeds per Share:
Net asset value per share ($57,271,979 ÷ 5,720,990 shares outstanding), no par value, unlimited shares authorized		$10.01
Offering price per share (100/95.50 of $10.01) [1]		$10.48
Redemption proceeds per share		$10.01

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended August 31, 2005

Investment Income:
Interest			$2,614,093
Expenses:
Investment adviser fee (Note 5)		$257,354
Administrative personnel and services fee (Note 5)		150,000
Custodian fees		5,206
Transfer and dividend disbursing agent fees and expenses		23,513
Directors'/Trustees' fees		2,332
Auditing fees		16,588
Legal fees		7,658
Portfolio accounting fees		40,734
Distribution services fee (Note 5)		160,846
Shareholder services fee (Note 5)		160,846
Share registration costs		37,332
Printing and postage		19,892
Insurance premiums		8,376
Miscellaneous		1,055
TOTAL EXPENSES		891,732
Waivers (Note 5):
Waiver of investment adviser fee	$(188,670)
Waiver of administrative personnel and services fee	(24,355)
Waiver of distribution services fee	(160,846)
TOTAL WAIVERS		(373,871)
Net expenses			517,861
Net investment income			2,096,232
Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments			210,835
Net realized loss on futures contracts			(148,684)
Net change in unrealized appreciation of investments			(715,271)
Net change in unrealized depreciation of futures contracts			(34,593)
Net realized and unrealized loss on investments and futures contracts			(687,713)
Change in net assets resulting from operations			$1,408,519

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended August 31	2005	2004
Increase (Decrease) in Net Assets
Operations:
Net investment income	$2,096,232	$2,407,441
Net realized gain on investments and futures contracts	62,151	242,028
Net change in unrealized appreciation/depreciation of investments and futures contracts	(749,864)	229,527
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	1,408,519	2,878,996
Distributions to Shareholders:
Distributions from net investment income	(2,094,424)	(2,415,172)
Distributions from net realized gains	(236,002)	(93,477)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(2,330,426)	(2,508,649)
Share Transactions:
Proceeds from sale of shares	6,244,153	5,732,692
Net asset value of shares issued to shareholders in payment of distributions declared	15,806	943
Cost of shares redeemed	(19,081,401)	(15,585,894)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(12,821,442)	(9,852,259)
Change in net assets	(13,743,349)	(9,481,912)
Net Assets:
Beginning of period	71,015,328	80,497,240
End of period (including accumulated net investment income (loss) of $(425) and $(1,797), respectively)	$57,271,979	$71,015,328

Notes to Financial Statements

August 31, 2005

1. ORGANIZATION

Federated Municipal Securities Income Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust consists of seven portfolios. The financial statements included herein are only those of Federated Vermont Municipal Income Fund (the "Fund"), a non-diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The Fund offers one class of shares. The investment objective of the Fund is to provide current income which is exempt from federal regular income tax and the personal income taxes imposed by the State of Vermont and Vermont municipalities. Interest income from the Fund's investments may be subject to the federal alternative minimum tax for individuals and corporations.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles (GAAP) in the United States of America.

Investment Valuation

Municipal bonds are valued by an independent pricing service, taking into consideration yield, liquidity, risk, credit quality, coupon, maturity, type of issue, and any other factors or market data the pricing service deems relevant. The Fund generally values short-term securities according to prices furnished by an independent pricing service, except that short-term securities with remaining maturities of less than 60 days at the time of purchase may be valued at amortized cost. Prices furnished by an independent pricing service are intended to be indicative of the mean between the bid and asked prices currently offered to institutional investors for the securities. Securities for which no quotations are readily available are valued at fair value as determined in accordance with procedures established by and under general supervision of the Board of Trustees (the "Trustees").

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. Distributions of net investment income are declared daily and paid monthly.

Premium and Discount Amortization

All premiums and discounts on fixed-income securities are amortized/accreted.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the "Code") and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Futures Contracts

The Fund periodically may sell bond interest rate futures contracts to manage duration and to potentially reduce transaction costs. Upon entering into a bond interest rate futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a "variation margin" account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. For the year ended August 31, 2005, the Fund had realized losses on futures contracts of $148,684.

At August 31, 2005, the Fund had the following open futures contracts:

Expiration Date	Contracts to Receive	Position	Unrealized Depreciation
December 2005	35 U.S. Treasury Notes 10 Yr Futures	Short	$(34,593)

Restricted Securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in accordance with procedures established by and under general supervision of the Trustees.

Additional information on restricted securities, excluding securities purchased under Rule 144A that have been deemed liquid by the Trustees, held at August 31, 2005, is as follows:

Security	Acquisition Date	Acquisition Cost
Vermont Educational and Health Buildings Financing Agency, Revenue Bonds, (Series 1999 A), 3.57% (Marlboro College), 4/1/2019	3/22/1999	$4,395,087

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis. Realized gains and losses from investment transactions are recorded on an identified cost basis.

3. SHARES OF BENEFICIAL INTEREST

The following table summarizes share activity:

Year Ended August 31	2005	2004
Shares sold	622,715	561,431
Shares issued to shareholders in payment of distributions declared	1,577	93
Shares redeemed	(1,902,765)	(1,529,255)
NET CHANGE RESULTING FROM SHARE TRANSACTIONS	(1,278,473)	(967,731)

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due to income and gain distribution reclasses.

For the year ended August 31, 2005, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses)
$(436)	$436

Net investment income, net realized gains (losses), and net assets were not affected by this reclassification.

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended August 31, 2005 and 2004 was as follows:

	2005	2004
Tax-exempt income	$2,089,340	$2,413,600
Ordinary income [1]	$5,084	$1,572
Long-term capital gains	$236,002	$93,477

1 For tax purposes short-term capital gain distributions are considered ordinary income distributions.

As of August 31, 2005, the components of distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income	$162,059
Undistributed long-term capital gain	$5
Unrealized appreciation	$1,187,639

At August 31, 2005, the cost of investments for federal tax purposes was $55,591,034. The net unrealized appreciation of investments for federal tax purposes was $1,187,639 excluding unrealized depreciation from futures of $34,593. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $1,429,160 and net unrealized depreciation from investments for those securities having an excess of cost over value of $241,521.

Under current tax regulations, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of August 31, 2005, for federal income tax purposes, post October losses of $105,558 were deferred to September 1, 2005.

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 0.40% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended August 31, 2005, the Adviser voluntarily waived $188,670 of its fee.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of all Federated funds as specified below:

Maximum Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended August 31, 2005, the net fee paid to FAS was 0.195% of average aggregate daily net assets of the Fund.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses of up to 0.25% of average daily net assets, annually, to compensate FSC. Pursuant to a written waiver agreement, FSC will waive its fee. This contractual waiver will expire on August 27, 2006. For the year ended August 31, 2005, FSC waived $160,846 of its fee. Rather than paying financial intermediaries directly, the Fund may pay fees to FSC and FSC will use the fees to compensate financial intermediaries. For the year ended August 31, 2005, FSC did not retain any fees paid by the Fund.

Shareholder Services Fee

The Fund may pay fees (Services Fees) up to 0.25% of the average daily net assets of the Fund's Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC), a subsidiary of Federated Investors, Inc., for providing services to shareholders and maintaining shareholder accounts. Under certain agreements, rather than paying financial intermediaries directly, the Fund may pay Service Fees to FSSC and FSSC will use the fees to compensate financial intermediaries. FSSC or these financial intermediaries may voluntarily choose to waive any portion of their fee. This voluntary waiver can be modified or terminated at any time. For the year ended August 31, 2005, FSSC did not retain any fees paid by the Fund.

Interfund Transactions

During the year ended August 31, 2005, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees, and/or common Officers. These purchase and sale transactions complied with Rule 17a-7 under the Act and amounted to $22,400,000 and $22,800,000, respectively.

General

Certain of the Officers and Trustees of the Fund are Officers and Directors or Trustees of the above companies.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations for the year ended August 31, 2005, were as follows:

Purchases	$20,933,052
Sales	$33,523,425

7. CONCENTRATION OF CREDIT RISK

Since the Fund invests a substantial portion of its assets in issuers located in one state, it will be more susceptible to factors adversely affecting issuers of that state than would be a comparable tax-exempt mutual fund that invests nationally. In order to reduce the credit risk associated with such factors, at August 31, 2005, 54.4% of the securities in the portfolio of investments is backed by letters of credit or bond insurance of various financial institutions and financial guaranty assurance agencies. The largest percentage of investments insured by or supported (backed) by a letter of credit from any one institution or agency was 21.0% of total investments.

8. LEGAL PROCEEDINGS

Beginning in October 2003, Federated Investors, Inc. and various subsidiaries thereof (including the advisers and distributor for various investment companies, collectively, "Federated"), along with various investment companies sponsored by Federated ("Funds") were named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. Federated and various Funds have also been named as defendants in several additional lawsuits, the majority of which are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees. The Board of the Funds has retained the law firm of Dickstein Shapiro Morin & Oshinsky LLP to represent the Funds in these lawsuits. Federated and the Funds, and their respective counsel, are reviewing the allegations and will respond appropriately. Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.

9. FEDERAL TAX INFORMATION (UNAUDITED)

For the year ended August 31, 2005, the amount of long-term capital gain designated by the Fund was $236,002.

At August 31, 2005, 99.8% of the distributions from net investment income is exempt from federal income tax, other than the federal AMT.

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF FEDERATED MUNICIPAL SECURITIES INCOME TRUST AND SHAREHOLDERS OF FEDERATED VERMONT MUNICIPAL INCOME FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Vermont Municipal Income Fund (the "Fund"), a portfolio of Federated Municipal Securities Income Trust as of August 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2005, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2005 and the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche Llp

Boston, Massachusetts
October 18, 2005

Board of Trustees and Trust Officers

The Board is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e, "Interested" Board members) and those who are not (i.e, "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA. As of December 31, 2004, the Trust comprised seven portfolios, and the Federated Fund Complex consisted of 44 investment companies (comprising 133 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 CHAIRMAN AND TRUSTEE Began serving: August 1990	Principal Occupations : Chairman and Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.

Previous Positions : Trustee, Federated Investment Management Company and Chairman and Director, Federated Investment Counseling.

J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND TRUSTEE Began serving: August 1990	Principal Occupations : Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Passport Research, Ltd.; Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions : President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Lawrence D. Ellis, M.D.* Birth Date: October 11, 1932 3471 Fifth Avenue Suite 1111 Pittsburgh, PA TRUSTEE Began serving: August 1990	Principal Occupations : Director or Trustee of the Federated Fund Complex; Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center Downtown; Hematologist, Oncologist and Internist, University of Pittsburgh Medical Center.

Other Directorships Held : Member, National Board of Trustees, Leukemia Society of America.

Previous Positions : Trustee, University of Pittsburgh; Director, University of Pittsburgh Medical Center.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to the positions they hold with Federated Investors, Inc. and its subsidiaries. Lawrence D. Ellis, M.D. is "interested" because his son-in-law is employed by the Fund's principal underwriter, Federated Securities Corp.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas G. Bigley Birth Date: February 3, 1934 15 Old Timber Trail Pittsburgh, PA TRUSTEE Began serving: November 1994	Principal Occupation : Director or Trustee of the Federated Fund Complex.

Other Directorships Held : Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position : Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 Investment Properties Corporation 3838 North Tamiami Trail Suite 402 Naples, FL TRUSTEE Began serving: August 1991	Principal Occupations : Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida.

Previous Positions : President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Nicholas P. Constantakis Birth Date: September 3, 1939 175 Woodshire Drive Pittsburgh, PA TRUSTEE Began serving: February 1998	Principal Occupations : Director or Trustee of the Federated Fund Complex.

Other Directorships Held : Director and Member of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position : Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 353 El Brillo Way Palm Beach, FL TRUSTEE Began serving: July 1999	Principal Occupation : Director or Trustee of the Federated Fund Complex.

Other Directorships Held : Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions : Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Peter E. Madden Birth Date: March 16, 1942 One Royal Palm Way 100 Royal Palm Way Palm Beach, FL TRUSTEE Began serving: August 1991	Principal Occupation : Director or Trustee of the Federated Fund Complex.

Other Directorships Held : Board of Overseers, Babson College.

Previous Positions : Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 80 South Road Westhampton Beach, NY TRUSTEE Began serving: January 1999	Principal Occupations : Director or Trustee of the Federated Fund Complex; Management Consultant; Executive Vice President, DVC Group, Inc. (marketing communications and technology) (prior to 9/1/00).

Previous Positions : Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University.

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 Chancellor, Duquesne University Pittsburgh, PA TRUSTEE Began serving: February 1995	Principal Occupations : Director or Trustee of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Partner, Murray, Hogue and Lannis.

Other Directorships Held : Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions : President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

Marjorie P. Smuts Birth Date: June 21, 1935 4905 Bayard Street Pittsburgh, PA TRUSTEE Began serving: August 1990	Principal Occupations : Director or Trustee of the Federated Fund Complex; Public Relations/Marketing Consultant/Conference Coordinator.

Previous Positions : National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

John S. Walsh Birth Date: November 28, 1957 2604 William Drive Valparaiso, IN TRUSTEE Began serving: July 1999	Principal Occupations : Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position : Vice President, Walsh & Kelly, Inc.

OFFICERS

Name Birth Date Positions Held with Trust Date Began Serving	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: August 1990	Principal Occupations : Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions : Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Name Birth Date Positions Held with Trust Date Began Serving	Principal Occupation(s) for Past Five Years and Previous Position(s)
Richard J. Thomas Birth Date: June 17, 1954 TREASURER Began serving: November 1998	Principal Occupations : Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services.

Previous Positions : Vice President, Federated Administrative Services; held various management positions within Funds Financial Services Division of Federated Investors, Inc.

Richard B. Fisher Birth Date: May 17, 1923 VICE CHAIRMAN Began serving: August 2002	Principal Occupations : Vice Chairman or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions : President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc. and Director and Chief Executive Officer, Federated Securities Corp.

Mary Jo Ochson Birth Date: September 12, 1953 CHIEF INVESTMENT OFFICER Began serving: May 2004	Principal Occupations: Mary Jo Ochson was named Chief Investment Officer of tax-exempt, fixed-income products in 2004 and is a Vice President of the Trust. She joined Federated in 1982 and has been a Senior Portfolio Manager and a Senior Vice President of the Fund's Adviser since 1996. Ms. Ochson is a Chartered Financial Analyst and received her M.B.A. in Finance from the University of Pittsburgh.

J. Scott Albrecht Birth Date: June 1, 1960 VICE PRESIDENT Began serving: November 1998	J. Scott Albrecht is Vice President of the Trust. Mr. Albrecht joined Federated in 1989. He has been a Senior Portfolio Manager since 1997 and a Senior Vice President of the Fund's Adviser since 2005. He was a Portfolio Manager from 1994 to 1996. Mr. Albrecht is a Chartered Financial Analyst and received his M.S. in Public Management from Carnegie Mellon University.

Board Review of Advisory Contract

As required by the Act, the Fund's Board has reviewed the Fund's investment advisory contract. The Board's decision to approve the contract reflects the exercise of its business judgment on whether to continue the existing arrangements. During its review of the contract, the Board considers many factors, among the most material of which are: the Fund's investment objectives; the Adviser's management philosophy, personnel, processes, and investment and operating strategies; long-term performance; the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry; the range of comparable fees for similar funds in the mutual fund industry; the range and quality of services provided to the Fund and its shareholders by the Federated organization in addition to investment advisory services; and the Fund's relationship to the Federated family of funds.

In its decision to appoint or renew the Adviser, the Board is mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognizes that most shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and in the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's "selection" or approval of the Adviser must reflect the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund. The Board also considers the compensation and benefits received by the Adviser. This includes fees received for services provided to the Fund by other entities in the Federated organization and research services received by the Adviser from brokers that execute fund trades, as well as advisory fees. In this regard, the Board is aware that various courts have interpreted provisions of the Act and have indicated in their decisions that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the Fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize "economies of scale" as the Fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with the Fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the Adviser's service and fee. The Fund's Board is aware of these factors and is guided by them in its review of the Fund's advisory contract to the extent they are appropriate and relevant, as discussed further below.

The Board considers and weighs these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and is assisted in its deliberations by the advice of independent legal counsel. In this regard, the Board requests and receives substantial and detailed information about the Fund and the Federated organization. Federated provides much of this information at each regular meeting of the Board, and furnishes additional reports in connection with the particular meeting at which the Board's formal review of the advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board's evaluation of an advisory contract is informed by reports covering such matters as: the Adviser's investment philosophy, personnel, and processes; operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or "peer group" funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The evaluation process is evolutionary, reflecting continually developing considerations. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.

With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board focuses on comparisons with other similar mutual funds (rather than non-mutual fund products or services) because, simply put, they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle already chosen by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group may be a useful indicator of how the Adviser is executing on the Fund's investment program, which would in turn assist the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services are such as to warrant continuation of the advisory contract.

The Board also receives financial information about Federated, including reports on the compensation and benefits Federated derives from its relationships with the Federated funds. These reports cover not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The reports also discuss any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades as well as waivers of fees and/or reimbursements of expenses. In order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waive fees and/or reimburse expenses. Although the Board considers the profitability of the Federated organization as a whole, it does not evaluate, on a fund-by-fund basis, Federated's "profitability" and/or "costs" (which would include an assessment as to whether "economies of scale" would be realized if the fund were to grow to some sufficient size). In the Board's view, the cost of performing advisory services on a fund-specific basis is both difficult to estimate satisfactorily and a relatively minor consideration in its overall evaluation. Analyzing isolated funds would require constructed allocations of the costs of shared resources and operations based on artificial assumptions that are inconsistent with the existing relationships within a large and diversified family of funds that receive advisory and other services from the same organization. Although the Board is always eager to discover any genuine "economies of scale," its experience has been that such "economies" are likely to arise only when a fund grows dramatically, and becomes and remains very large in size. Even in these instances, purchase and redemption activity, as well as the presence of expense limitations (if any), may offset any perceived economies. As suggested above, the Board considers the information it receives about the Fund's performance and expenses as compared to an appropriate set of similar competing funds to be more relevant.

The Board bases its decision to approve an advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above are relevant to every Federated fund, nor does the Board consider any one of them to be determinative. With respect to the factors that are relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provide a satisfactory basis to support the decision to continue the existing arrangements.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on "Form N-PX" of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available through Federated's website. Go to FederatedInvestors.com, select "Products," select the "Prospectuses and Regulatory Reports" link, then select the Fund to access the link to Form N-PX. This information is also available from the EDGAR database on the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q." These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the "Products" section of Federated's website at FederatedInvestors.com by clicking on "Portfolio Holdings" and selecting the name of the Fund, or by selecting the name of the Fund and clicking on "Portfolio Holdings." You must register on the website the first time you wish to access this information.

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses, and other information.

Federated
World-Class Investment Manager

Federated Vermont Municipal Income Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 313923872

31280 (10/05)

Federated is a registered mark of Federated Investors, Inc. 2005 (c)Federated Investors, Inc.

Item 2.     Code of Ethics

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the "Section 406 Standards for Investment Companies
- Ethical Standards for Principal Executive and Financial Officers") that applies to the registrant's Principal Executive Officer and Principal
Financial Officer; the registrant's Principal Financial Officer also serves as the Principal Accounting Officer.

(c) Not Applicable

(d) Not Applicable

(e) Not Applicable

(f)(3) The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics.  To request a copy of the code of ethics, contact the registrant at 1-800-341-7400, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for
Principal Executive and Financial Officers.

Item 3.     Audit Committee Financial Expert

The registrant's Board has determined that each member of the Board's Audit
Committee is an "audit committee financial expert," and that each such member is "independent," for purposes of this Item.  The Audit Committee consists of the following Board members:  Thomas G. Bigley, John T. Conroy, Jr., Nicholas
P. Constantakis and Charles F. Mansfield, Jr.

Item 4.     Principal Accountant Fees and Services

(a)         Audit Fees billed to the registrant for the two most recent fiscal years:

                  Fiscal year ended 2005 - $154,707

                  Fiscal year ended 2004 - $132,393

(b)         Audit-Related Fees billed to the registrant for the two most recent fiscal years:

                  Fiscal year ended 2005 - $0

                  Fiscal year ended 2004 - $586

                  Transfer Agent Service Auditors Report

      Amount requiring approval of the registrant's audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $35,160 and
      $61,414 respectively.  Fiscal year ended 2005 - Transfer Agent Service
      Auditors report and fees for review of N-14 merger documents. Fiscal year ended 2004 - Attestation services relating to the review of fund share transaction and Transfer Agent Service Auditors report.

(c)          Tax Fees billed to the registrant for the two most recent fiscal years:

                  Fiscal year ended 2005 - $0

                  Fiscal year ended 2004 - $0

      Amount requiring approval of the registrant's audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $65,000
      respectively.

      Analysis regarding the realignment of advisory companies.

(d)         All Other Fees billed to the registrant for the two most recent fiscal years:

                  Fiscal year ended 2005 - $0

                  Fiscal year ended 2004 - $0

      Amount requiring approval of the registrant's audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $22,187 and
      $125,143 respectively.  Fiscal year ended 2005 - Discussions with auditor related to market timing and late trading activities and executive compensation analysis.  Fiscal year ended 2004 - Consultation regarding information requests by regulatory agencies and executive compensation analysis.

(e)(1)      Audit Committee Policies regarding Pre-approval of Services.

            The Audit Committee is required to pre-approve audit and
non-audit services performed by the independent auditor in order to assure that the provision of such services do not impair the auditor's independence.  Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee.  Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit
Committee.

            Certain services have the general pre-approval of the Audit
Committee.  The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period.  The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services.  The Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations.
The Audit Committee will not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

            The Audit Committee has delegated pre-approval authority to its
Chairman.  The Chairman will report any pre-approval decisions to the Audit
Committee at its next scheduled meeting.  The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.

AUDIT SERVICES

      The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee.  The Audit Committee must approve any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company (RIC) structure or other matters.

      In addition to the annual Audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other Audit Services, which are those services that only the independent auditor reasonably can provide.  The Audit Committee has pre-approved certain Audit services, all other Audit services must be specifically pre-approved by the Audit Committee.

AUDIT-RELATED SERVICES

      Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company's financial statements or that are traditionally performed by the independent auditor.  The Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor, and has pre-approved certain Audit-related services, all other Audit-related services must be specifically pre-approved by the Audit Committee.

TAX SERVICES

      The Audit Committee believes that the independent auditor can provide
Tax services to the Company such as tax compliance, tax planning and tax advice without impairing the auditor's independence.  However, the Audit
Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations.  The Audit Committee has pre-approved certain Tax services, all
Tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

ALL OTHER SERVICES

      With respect to the provision of services other than audit, review or attest services the pre-approval requirement is waived if:

(1)   The aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid by
                  the registrant, the registrant's adviser (not including any sub-adviser whose role is primarily portfolio management
                  and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or
                  under common control with the investment adviser that
                  provides ongoing services to the registrant to its
                  accountant during the fiscal year in which the services are provided;
(2)   Such services were not recognized by the registrant, the registrant's adviser (not including any sub-adviser whose role is
                  primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity
                  controlling, controlled by, or under common control with
                  the investment adviser that provides ongoing services to
                  the registrant  at the time of the engagement to be
                  non-audit services; and
(3)   Such services are promptly brought to the attention of the Audit
                  Committee of the issuer and approved prior to the
                  completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the board of directors to whom authority to grant such
                  approvals has been delegated by the Audit Committee.

      The Audit Committee may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the auditor.

      The SEC's rules and relevant guidance should be consulted to determine the precise definitions of prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.

PRE-APPROVAL FEE LEVELS

      Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee.  Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.

PROCEDURES

      Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Principal Accounting Officer and/or
Internal Auditor, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC's rules on auditor independence.

(e)(2)      Percentage of services identified in items 4(b) through 4(d) that were approved by the registrants audit committee pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

            4(b)

            Fiscal year ended 2005 - 0%

            Fiscal year ended 2004 - 0%

            Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

            4(c)

            Fiscal year ended 2005 - 0%

            Fiscal year ended 2004 - 0%

            Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

            4(d)

            Fiscal year ended 2005 - 0%

            Fiscal year ended 2004 - 0%

            Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

(f)   NA

(g)   Non-Audit Fees billed to the registrant, the registrant's investment adviser, and certain entities controlling, controlled by or under common control with the investment adviser:
            Fiscal year ended 2005 - $108,945

            Fiscal year ended 2004 - $310,672

(h)         The registrant's Audit Committee has considered that the
provision of non-audit services that were rendered to the registrant's adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of
Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5.     Audit Committee of Listed Registrants

            Not Applicable

Item 6.     Schedule of Investments

            Not Applicable

Item 7.     Disclosure of Proxy Voting Policies and Procedures for Closed-End
            Management Investment Companies

            Not Applicable

Item 8.     Portfolio Managers of Closed-End Management Investment Companies

            Not Applicable

Item 9.     Purchases of Equity Securities by Closed-End Management
            Investment Company and Affiliated Purchasers

            Not Applicable

Item 10.    Submission of Matters to a Vote of Security Holders

            Not Applicable

Item 11.    Controls and Procedures

(a) The registrant's President and Treasurer have concluded that the registrant's disclosure controls and procedures (as defined in rule 30a-3(c)
under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures within
90 days of the filing date of this report on Form N-CSR.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in rule 30a-3(d) under the Act) during the last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.    Exhibits

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant  Federated Municipal Securities Income Trust

By          /S/ Richard J. Thomas
                Richard J. Thomas, Principal Financial Officer
                            (insert name and title)

Date        October 21, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By          /S/ J. Christopher Donahue
                J. Christopher Donahue, Principal Executive Officer

Date        October 21, 2005

By          /S/ Richard J. Thomas
                Richard J. Thomas, Principal Financial Officer

Date        October 21, 2005